As filed with the Securities and Exchange Commission on April 9, 2002

Registration No. 33-74190

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM S-6
FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
OF SECURITIES OF UNIT INVESTMENT TRUSTS
REGISTERED ON FORM N-8B-2

Post-Effective Amendment No. 15
_________________
SECURITY LIFE SEPARATE ACCOUNT L1
(Exact Name of Trust)

SECURITY LIFE OF DENVER INSURANCE COMPANY
(Name of Depositor)
1290 Broadway
Denver, Colorado 80203-5699
(Address of Depositor's Principal Executive Offices)

J. NEIL MCMURDIE, ESQ.	KIMBERLY J. SMITH, ESQ.
ING U.S. Financial Services	ING U.S. Financial Services
1290 Broadway	Retail Products Group
Denver, Colorado 80203-5699	1475 Dunwoody Drive
(303) 860-2127	West Chester, Pennsylvania 19380
(610) 425-3427
(Names and Addresses of Agents for Service)

____________________________

It is proposed that this filing will become effective:

on ____________, 2002 pursuant to paragraph (a) of Rule 485
60 days after filing pursuant to paragraph (a) of Rule 485
X	on May 1, 2002 pursuant to paragraph (b) of Rule 485
immediately upon filing pursuant to paragraph (b) of Rule 485 this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of securities being registered: FirstLine and FirstLine II variable life insurance policies.

SECURITY LIFE SEPARATE ACCOUNT L1 (File No. 33-74190)
Cross-Reference Table

Form N-8B-2 Item No.	Caption in Prospectus

1, 2	Cover; Security Life of Denver Insurance Company; Security Life Separate Account L1

3	Inapplicable

4	Security Life of Denver Insurance Company

5, 6	Security Life Separate Account L1

7	Inapplicable

8	Financial Statements

9	Inapplicable

10(a), (b), (c), (d), (e)	Policy Summary; Policy Values, Determining Values in the Variable Investment Options; Charges and Deductions; Surrender; Partial Withdrawals; Guaranteed Interest Division; Transfer of Account Value; Lapse; Reinstatement; Premium Payments

10(f)	Voting Privileges; Right to Change Operations

10(g), (h)	Right to Change Operations

10(i)	Tax Considerations; Detailed Information about the Policy; General Policy Provisions; Guaranteed Interest Division

11, 12	Security Life Separate Account L1

13	Policy Summary; Charges and Deductions; Group or Sponsored Arrangements, or Corporate Purchasers

14, 15	Policy Summary; Free Look Period; General Policy Provisions; Applying for a Policy

16	Premium Payments; Allocation of Net Premium; How We Calculate Accumulation Unit Values

17	Premium Payments Affect Your Coverage; Surrender; Partial Withdrawals

18	Policy Summary; Tax Considerations; Detailed Information about the Policy; Security Life Separate Account L1; Persistency Refund

19	Reports to Owners; Notification and Claims Procedures; Performance Information (Appendix C)

20	See 10(g) & 10(a)

21	Policy Loans

22	Policy Summary; Premium Payments; Grace Period; Security Life Separate Account L1; Detailed Information about the Policy

23	Inapplicable

24	Inapplicable

25	Security Life of Denver Insurance Company

26	Inapplicable

27, 28, 29, 30	Security Life of Denver Insurance Company

31, 32, 33, 34	Inapplicable

35	Inapplicable

36	Inapplicable

37	Inapplicable

38, 39, 40, 41(a)	General Policy Provisions; Distribution of the Policies; Security Life of Denver Insurance Company

41(b), 41(c), 42, 43	Inapplicable

44	Determining Values in the Variable Investment Options; How We Calculate Accumulation Unit Values

45	Inapplicable

46	Partial Withdrawals; Detailed Information about the Policy

47, 48, 49, 50	Inapplicable

51	Detailed Information about the Policy

52	Determining Values in the Variable Investment Options; Right to Change Operations

53(a)	Tax Considerations

53(b), 54, 55	Inapplicable

56, 57, 58	Inapplicable

59	Financial Statements

Prospectus

FIRSTLINE and FIRSTLINE II VARIABLE UNIVERSAL LIFE
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
issued by

Security Life of Denver Insurance Company
and
Security Life Separate Account L1

Consider carefully the policy charges and deductions beginning on page 56 in this prospectus.

You should read this prospectus and keep it for future reference. A prospectus for each underlying investment portfolio must accompany and should be read together with this prospectus.

The policies are not available in all jurisdictions. The policies are not offered in any jurisdiction where this type of offering is not legal. Depending on the state where it is issued, policy features may vary. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.

We and our affiliates offer other insurance products which may have different fees and charges and better match your needs. Contact your agent/registered representative if you would like information about these other products.

Replacing your existing life insurance policy(ies) with one of these policies may not be beneficial to you. Your existing policy(ies) may be subject to fees or penalties upon surrender or cancellation.

Your Policy

  is a flexible premium variable universal life insurance policy is issued by Security Life of Denver Insurance Company
  is guaranteed not to lapse during the first three policy years if you meet certain requirements is returnable by you during the free look period if you are not satisfied.

Your Premium Payments

  are flexible, so the premium amount and frequency may vary are allocated to variable investment options and the guaranteed interest division, based on your instructions are subject to specified deductions.

Your Account Value

  is the sum of your holdings in the variable investment options, the guaranteed interest division and the loan division has no guaranteed minimum value under the variable investment options. The value varies with the value of the underlying investment portfolio
  has a minimum guaranteed rate of return for amounts in the guaranteed interest division is subject to specified expenses and charges, including possible surrender charges.

Death Proceeds

  are paid if the policy is in force when the insured person dies
  are equal to the death benefit minus any outstanding policy loans, accrued loan interest and unpaid charges incurred before the insured person dies are calculated under your choice of options:

                    * Option 1 - a stated death benefit;
                    * Option 2 - a stated death benefit plus your account value;
                    * Option 3 - for FirstLine policies delivered on or before December 31, 1997, a stated death benefit plus the sum of the premium payments we receive minus partial withdrawals you have taken are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The life insurance policies described in this prospectus are NOT a bank deposit or obligation, federally insured or backed by any bank or government agency.

Date of Prospectus May 1, 2002

ISSUED BY:	Security Life of Denver Insurance Company ING Security Life Center 1290 Broadway Denver, CO 80203-5699 (800) 525-9852	UNDERWRITTEN BY:	ING America Equities, Inc. 1290 Broadway Denver, CO 80203-5699 (303) 860-2000
THROUGH ITS:	Security Life Separate Account L1

ADMINISTERED BY:	Customer Service Center P.O. Box 173888 Denver, CO 80217-3888 (877) 253-5050

"ING Security Life," "we," "us," "our" and the "company" refer to Security Life of Denver Insurance Company. "You" and "your" refer to the policy owner. The owner is the individual, entity, partnership, representative or party who may exercise all rights over the policy and receive the policy benefits during the insured person's lifetime.

State variations are covered in a special policy form used in that state. This prospectus provides a general description of the policies. Your actual policy and any riders are the controlling documents. If you would like to review a copy of the policy and riders, contact our customer service center or your agent/registered representative.

FirstLine/FirstLine II      2

FirstLine/FirstLine II      3

POLICY SUMMARY

This summary highlights some important points about your policy. The policies are more fully described in the other sections of this prospectus which should be read carefully before you purchase a policy.

The term "policy" in this prospectus refers to the standard FirstLine or FirstLine II variable universal life policy you purchased.

Your Policy

Your policy provides life insurance protection on the insured person. The policy includes the basic policy, applications and riders or endorsements. As long as the policy remains in force, we pay a death benefit at the death of the insured person. While your policy is in force, you may access a portion of your policy value by taking loans or partial withdrawals. You may surrender your policy for its net cash surrender value. At the policy anniversary nearest the insured person's 100th birthday if the insured person is still alive you may surrender your policy or it will continue under the continuation of coverage option. See Policy Maturity, page 38, and Continuation of Coverage, page 38.

Factors to Consider Before Purchasing a Policy

The decision to purchase a policy should be discussed with your agent/registered representative. Make sure you understand the investment options your policy provides, its other features and benefits, its risks and the fees and expenses you will incur. Consider the following matters, among others:

  Life Insurance Coverage - Life insurance is not a short-term investment and should be purchased only if you need life insurance coverage. You should evaluate your need for life insurance coverage before purchasing a policy.
  Investment Risk - The value of the available variable investment options may fluctuate with the markets and interest rates. You should evaluate the policy's long-term investment potential and risks before purchasing a policy.
  Fees and Expenses - A policy's fees and expenses reflect costs associated with its features and benefits. Before purchasing a policy, compare the value that these various features and benefits have to you, given your particular circumstances, with the fees and expenses for those features and benefits.
  Exchanges - Replacing your existing life insurance policy(ies) with one of these policies may not be beneficial to you. Before purchasing a policy, determine whether your existing policy(ies) will be subject to fees or penalties upon surrender or cancellation. Also compare the fees, charges, coverage provisions and limitations, if any, of your existing policy(ies) with those of this policy.
  Sales Compensation - We pay compensation to firms for sales of these policies. See Distribution of the Policies, page 52.

Free Look Period

Within limits as specified by law, you have the right to examine your policy and return it for a refund if you are not satisfied for any reason. Generally, the refund will equal all premium payments we have received or the account value, depending on state law. The policy is then void. See Free Look Period, page 49.

Premium Payments

Each policy is a flexible premium policy because the amount and frequency of the premium payments you make may vary within limits. You must make premium payments:

  for us to issue your policy;
  sufficient to keep your policy in force; and
  as necessary to continue certain benefits.

Depending on the amount of premium you choose to pay, it may not be enough to keep your policy or certain riders in force. See Premium Payments Affect Your Coverage, page 28.

Allocation of Net Premium

Each policy has premium-based charges which are subtracted from your payments. We add the

FirstLine/FirstLine II      4

balance, or net premium, to your policy based on your investment instructions. You may allocate the net premium among one or more variable investment options and the guaranteed interest division. See Allocation of Net Premium, page 27.

Charges and Deductions

All charges presented here are guaranteed unless stated otherwise.

Charges and Deductions

Other Than Investment Portfolio Annual Expenses
(See Charges and Deductions, page 56)

Premium Deductions - Maximum amount deducted when each premium is received.

Charge	Amount Deducted
Tax Charges	2.5% for state and local taxes; 1.5% for estimated federal income tax treatment of deferred acquisition costs.
Sales Charge	Percentage of premium paid based on policy/segment issue age: 2.25% for ages 0-49; 3.25% for ages 50-59; 4.25% for ages 60-85.

Daily Charge - Deducted daily and included in the daily unit value calculation.

Charge	Amount Deducted
Mortality and Expense Risk Charge	Percentage of account value invested in the variable investment options: 0.002055% daily (0.75% annually)

Monthly Charges - Maximum amount deducted each month from account value.

Charge	Amount Deducted
Policy Charge	$10 per month in policy years 1 - 3.
Administrative Charge	For FirstLine Policies:
  $3 per month plus $0.0125 per $1,000 of stated death benefit or target death benefit, if greater. $18 monthly maximum.

For FirstLine II Policies:

  $3 per month plus $0.025 per $1,000 of stated death benefit or target death benefit, if greater. $33 current monthly limit.

Cost of Insurance Charge	Varies based on current cost of insurance rates for each segment and the net amount at risk. Current cost of insurance rates depend on age, gender, policy duration, amount of target death benefit and premium class. Different cost of insurance rates will apply to each segment.
Rider Charges	Varies depending on the rider benefits you choose. See Riders, page 35.
Guaranteed Minimum Death Benefit Charge (if selected)	Assessed on FirstLine policies only:
  Maximum, $0.01 per $1,000 of the stated death benefit during the guarantee period. We currently assess $0.005 per $1,000 of the stated death benefit during the guarantee period.

FirstLine/FirstLine II      5

Transaction Fees - Maximum amount deducted on the transaction date.

Charge	Amount Deducted
Partial Withdrawal Fee	Two percent of the amount withdrawn, up to $25.
Excess Illustration Fee	$25 per illustration after the first each policy year. We currently do not deduct this fee, but we reserve the right to deduct it in the future.
Surrender Charge	Administrative Surrender Charge:
  Maximum, $6.50 per $1,000 of stated death benefit during the first fourteen policy/segment years. Price based on the insured person's age at policy/segment date.

Sales Surrender Charge:

  Up to 50% of the standard target premium.

Surrender charge will be assessed upon a decrease in death benefit or full or partial surrender from account value.

Guaranteed Interest Division

The guaranteed interest division guarantees principal and is part of our general account. Amounts you direct into the guaranteed interest division are credited with interest at a fixed rate. See Guaranteed Interest Division, page 23.

Variable Investment Options

The variable investment options under your policy are divisions of Security Life Separate Account L1 (the separate account), a separate account of the company. Each variable investment option invests in a corresponding mutual fund (investment portfolio). If you invest in the variable investment options, you may make or lose money depending on market conditions. You do not invest directly in or hold shares of the investment portfolios.

Investment Portfolio Fees and Expenses

The variable investment options purchase shares of the investment portfolios at net asset value. This price reflects investment management fees, 12b-1 distribution fees and other direct expenses which are set by the investment portfolio and deducted from the investment portfolio's assets as described in the following table. The fees and expenses are shown in gross amounts and net amounts after waiver or reimbursement of fees or expenses by the investment portfolio adviser.

These fees and expenses are not direct charges against a variable investment option's assets or reductions from policy values; rather, these expenses are included in computing each underlying investment portfolio's net asset value, which is the share price used to calculate the unit values of the variable investment options. For a more complete description of the investment portfolios' fees and expenses, see each investment portfolio's prospectus.

We receive 12b-1 distribution fees from some investment portfolios. Additionally, each of the investment portfolios or their affiliates pays us compensation for recordkeeping, administration or other services. The amount of compensation is usually based on the aggregate assets of the investment portfolio from policies that we issue or administer. Some investment portfolios or their affiliates pay us more than others and some of the amounts we receive may be significant.

Risks Associated with Investing in the Investment Portfolios

Each investment portfolio has its own investment objective and risks. Information about the risks associated with investing in the investment

FirstLine/FirstLine II      6

portfolios is located in their separate prospectuses. Read the investment portfolio prospectuses in conjunction with this prospectus, and retain the prospectuses for future reference. See also Investment Portfolio Objectives, page 15.

An investment portfolio available through the policy may not be the same as a retail mutual fund with the same or similar name. Accordingly, the management, expenses and performance of an investment portfolio is likely to differ from a similarly named retail mutual fund.

The information in the following table was provided to us by the investment portfolios and we have not independently verified this information.

Investment Portfolio Annual Expenses (As a Percentage of Portfolio Average Net Assets)

Portfolio	Investment Management Fees	12b-1 Fees	Other Expenses	Total Portfolio Expenses	Fees and Expenses Waived or Reimbursed	Total Net Portfolio Expenses
AIM Variable Insurance Funds
AIM V.I. Capital Appreciation Fund - Series I [1]	0.61%	N/A	0.24%	0.85%	N/A	0.85%
AIM V.I. Government Securities Fund - Series I [1,2]	0.50%	N/A	0.57%	1.07%	N/A	1.07%
The Alger American Fund
Alger American Growth Portfolio	0.75%	0.00%	0.06%	0.81%	N/A	0.81%
Alger American Leveraged AllCap Portfolio	0.85%	0.00%	0.07%	0.92%	N/A	0.92%
Alger American MidCap Growth Portfolio	0.80%	0.00%	0.08%	0.88%	N/A	0.88%
Alger American Small Capitalization Portfolio	0.85%	0.00%	0.07%	0.92%	N/A	0.92%
Fidelity Variable Insurance Products Fund
Asset Manager SM Portfolio	0.53%	N/A	0.11%	0.64%	N/A	0.64%
Growth Portfolio [3]	0.58%	N/A	0.10%	0.68%	N/A	0.68%
Index 500 Portfolio [4]	0.24%	N/A	0.11%	0.35%	N/A	0.35%
Money Market Portfolio	0.18%	N/A	0.10%	0.28%	N/A	0.28%
Overseas Portfolio [3]	0.73%	N/A	0.19%	0.92%	N/A	0.92%
The GCG Trust
Fully Managed Portfolio	0.94%	0.00%	0.01%	0.95%	0.00%	0.95%
Mid-Cap Growth Portfolio	0.88%	0.00%	0.01%	0.89%	0.00%	0.89%
ING Partners, Inc
ING UBS Tactical Asset Allocation Portfolio - Initial Class [5]	0.90%	N/A	0.20%	1.10%	N/A	1.10%
ING Van Kampen Comstock Portfolio - Initial Class [5]	0.60%	N/A	0.35%	0.95%	N/A	0.95%
ING Income Shares
ING VP Bond Portfolio - Class R Shares	0.40%	N/A	0.10%	0.50%	N/A	0.50%
ING Variable Portfolios, Inc
ING VP Index Plus LargeCap Portfolio - Class R Shares [6]	0.35%	N/A	0.10%	0.45%	N/A	0.45%
ING VP Index Plus MidCap Portfolio - Class R Shares [6]	0.40%	N/A	0.15%	0.55%	N/A	0.55%
ING VP Index Plus SmallCap Portfolio - Class R Shares [6]	0.40%	N/A	0.31%	0.71%	0.11%	0.60%
ING Variable Products Trust
ING VP Growth Opportunities Portfolio - Class R Shares [7]	0.75%	N/A	1.07%	1.82%	0.92%	0.90%
ING VP MagnaCap Portfolio - Class R Shares [7]	0.75%	N/A	1.47%	2.22%	1.32%	0.90%

FirstLine/FirstLine II      7

Portfolio	Investment Management Fees	12b-1 Fees	Other Expenses	Total Portfolio Expenses	Fees and Expenses Waived or Reimbursed	Total Net Portfolio Expenses
ING VP MidCap Opportunities Portfolio - Class R Shares [7]	0.75%	N/A	1.91%	2.66%	1.76%	0.90%
ING VP SmallCap Opportunities Portfolio - Class R Shares [7]	0.75%	N/A	0.40%	1.15%	0.25%	0.90%
INVESCO Variable Investment Funds, Inc.
INVESCO VIF-Core Equity Fund [8]	0.75%	N/A	0.34%	1.09%	0.00%	1.09%
INVESCO VIF-Health Sciences Fund	0.75%	N/A	0.31%	1.06%	0.00%	1.06%
INVESCO VIF-High Yield Fund [8]	0.60%	N/A	0.42%	1.02%	0.00%	1.02%
INVESCO VIF-Small Company Growth Fund [8,9]	0.75%	N/A	0.54%	1.29%	0.04%	1.25%
INVESCO VIF-Total Return Fund [8,10]	0.75%	N/A	0.56%	1.31%	0.16%	1.15%
INVESCO VIF-Utilities Fund [8,11]	0.60%	N/A	0.77%	1.37%	0.22%	1.15%
Janus Aspen Series Service Shares [12]
Janus Aspen Aggressive Growth Portfolio	0.65%	0.25%	0.02%	0.92%	N/A	0.92%
Janus Aspen Growth Portfolio	0.65%	0.25%	0.01%	0.91%	N/A	0.91%
Janus Aspen International Growth Portfolio	0.65%	0.25%	0.06%	0.96%	N/A	0.96%
Janus Aspen Worldwide Growth Portfolio	0.65%	0.25%	0.04%	0.94%	N/A	0.94%
Neuberger Berman Advisers Management Trust
Growth Portfolio [13]	0.84%	N/A	0.05%	0.89%	0.00%	0.89%
Limited Maturity Bond Portfolio [13]	0.65%	N/A	0.08%	0.73%	0.00%	0.73%
Partners Portfolio [13]	0.82%	N/A	0.05%	0.87%	N/A	0.87%
Pioneer Variable Contracts Trust
Mid Cap Value VCT Portfolio - Class I Shares	0.65%	N/A	0.14%	0.79%	N/A	0.79%
Small Cap Value VCT Portfolio - Class I Shares [14,15]	0.75%	N/A	77.09%	77.84%	76.59%	1.25%
Putnam Variable Trust
Putnam VT Growth and Income Fund - Class IB Shares [16]	0.46%	0.25%	0.05%	0.76%	N/A	0.76%
Putnam VT New Opportunities Fund - Class IB Shares [16]	0.54%	0.25%	0.05%	0.84%	N/A	0.84%
Putnam VT Small Cap Value Fund - Class IB Shares [16]	0.80%	0.25%	0.14%	1.19%	N/A	1.19%
Putnam VT Voyager Fund - Class IB Shares [16]	0.53%	0.25%	0.04%	0.82%	N/A	0.82%
Van Eck Worldwide Insurance Trust
Worldwide Bond Fund	1.00%	N/A	0.24%	1.24%	0.05%	1.19%
Worldwide Emerging Markets Fund	1.00%	N/A	0.30%	1.30%	0.02%	1.28%
Worldwide Hard Assets Fund	1.00%	N/A	0.18%	1.18%	0.03%	1.15%
Worldwide Real Estate Fund	1.00%	N/A	0.62%	1.62%	0.12%	1.50%

____________________________

1      Compensation to the Company for administrative or recordkeeping services may be paid out of fund assets in an amount up to 0.25% annually. Any such fees paid from the AIM Funds' assets are included in the "Other Expenses" column.

2     Other Expenses includes Interest Expense of 0.28%.

3     Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

FirstLine/FirstLine II      8

4     The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the fund's manager at any time. Including this reimbursement, the Management (Advisory) Fees, Other Expenses and Total Fund Annual Expenses in 2001 were 0.24%, 0.04% and 0.28%, respectively.

5     Other Expenses shown in the above table are based on estimated amounts for the current fiscal year.

6     ING Investments, LLC, the investment adviser to each Portfolio, has entered into written expense limitation agreements with each Portfolio under which it will limit expenses of the Portfolios, excluding interest, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years. The amount of each Portfolio's expenses waived or reimbursed during the last fiscal year by the Portfolio's investment adviser is shown under the heading "Fees and Expenses Waived or Reimbursed" in the table above. For each Portfolio, the expense limits will continue through at least December 31, 2002.

7     ING Investments, LLC has entered into written expense limitation agreements with each Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years. The amount of each Portfolio's expenses waived or reimbursed during the last fiscal year by ING Investments, LLC is shown under the heading "Fees and Expenses Waived or Reimbursed" in the table above. The expense limits will continue through at least October 31, 2002.

8     The Portfolios' "Other Expenses" and "Total Portfolio Expenses" were lower than the figure shown because their custodian fees were reduced under expense offset arrangements.

9     INVESCO absorbed a portion of VIF-Small Company Growth Fund's "Other Expenses" and "Total Portfolio Expenses." After this absorption, these expenses are 0.50% and 1.25%, respectively.

10     INVESCO absorbed a portion of VIF-Total Return Fund's "Other Expenses" and "Total Portfolio Expenses." After this absorption, these expenses are 0.40% and 1.15%, respectively.

11     INVESCO absorbed a portion of VIF-Utilities Fund's "Other Expenses" and "Total Portfolio Expenses." After this absorption, these expenses are 0.55% and 1.15%, respectively.

12     Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. All expenses are shown without the effect of any expense offset arrangements.

13     Neuberger Berman Management Inc. ("NBMI") has undertaken through April 30, 2005 to reimburse certain operating expenses, excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the Portfolios' average daily net asset value.

14     The Total Net Fund Annual Expenses in the table above reflect the expense limitation in effect through December 31, 2002 under which Pioneer has agreed not to impose all or a portion of its management fee and if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.25% of the average daily net assets attributable to Class I shares; the portion of the portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares.

15     The Portfolio commenced operations on November 8, 2001, therefore Other Expenses shown above are annualized. Including the reimbursements and waivers applied by Pioneer, the Management (Advisory) Fees, Other Expenses and Total Fund Annual Expenses for the year ended December 31, 2001 were 0.00%, 1.25%, and 1.25%, respectively.

16     Reflects an increase in 12b-1 fees payable to Putnam Investment Management, LLC ("Putnam Management"). The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Actual 12b-1 fees during the most recent fiscal year were 0.22% of average net assets.

FirstLine/FirstLine II      9

Policy Values

Your policy account value is the amount you have in the guaranteed interest division, plus the amount you have in each variable investment option. If you have an outstanding policy loan, your account value includes the amount in the loan division. See Policy Values, page 40, and Partial Withdrawals, page 45.

Your Account Value in the Variable Investment Options

Accumulation units are the way we measure value in the variable investment options. Accumulation unit value is the value of one unit of a variable investment option on a valuation date. Each variable investment option has a different accumulation unit value. See Determining Values in the Variable Investment Options, page 41.

The accumulation unit value for each variable investment option reflects the investment performance of the underlying investment portfolio during the valuation period. Each accumulation unit value reflects the expenses of the investment portfolios. See Determining Values in the Variable Investment Options, page 41, and How We Calculate Accumulation Unit Values, page 41.

Transfer of Account Value

You may make an unlimited number of free transfers among the variable investment options or to the guaranteed interest division each policy year. There are restrictions on transfers from the guaranteed interest division. The minimum transfer amount is $100. See Transfer of Account Value, page 42, and Policy Transaction Fees, page 58.

Special Policy Features

Designated Deduction Option

You may designate one investment option from which we will deduct all of your monthly deductions. See Designated Deduction Option, page 38.

Riders

You may attach additional benefits to your policy by rider. In most cases, we deduct an additional monthly charge from your account value for these benefits. See Riders, page 35.

Dollar Cost Averaging

Dollar cost averaging is a systematic plan of transferring account values to selected investment options. It is intended to protect your policy's value from short-term price fluctuations. However, dollar cost averaging does not assure a profit, nor does it protect against a loss in a declining market. Dollar cost averaging is free. See Dollar Cost Averaging, page 43.

Automatic Rebalancing

Automatic rebalancing periodically reallocates your net account value among your selected investment options to maintain your specified distribution of account value among those investment options. Automatic rebalancing is free. See Automatic Rebalancing, page 44.

Loans

You may take loans against your policy's net cash surrender value. If you borrow against your policy we will charge interest. For FirstLine policies, the annual interest rate on loans is 3.75%. For FirstLine II policies, the annual interest rate on loans is 4.75%.

When you take a policy loan, we transfer an amount equal to your loan to the loan division as collateral for your loan. Interest is credited on amounts held in the loan division. For FirstLine policies, interest is credited at an annual rate of 3%. For FirstLine II policies, interest is credited at an annual rate of 4%. Beginning in your eleventh policy year, where permitted by law, we may include amounts in the loan division for calculation of your policy's persistency refund. See Policy Loans, page 44.

Policy loans reduce your policy's death benefit and may cause your policy to lapse.

Loans may have tax consequences. See Tax Considerations, page 61.

FirstLine/FirstLine II      10

Partial Withdrawals

You may withdraw part of your net cash surrender value after your first policy anniversary. You may make twelve partial withdrawals per policy year. Partial withdrawals may reduce your policy's death benefit and will reduce your account value. We assess a fee for each partial withdrawal; surrender charges may apply as well. See Partial Withdrawals, page 45.

Some policies with a high account value may qualify for a partial withdrawal before the first policy anniversary. Partial withdrawals may have tax consequences. See Partial Withdrawals, page 45, and Tax Considerations, page 61.

Persistency Refund

After your tenth policy anniversary, where permitted by law, we add a persistency refund to your account value. See Persistency Refund, page 39.

Policy Modification, Termination and Continuation Features

Right to Change Policy

For 24 months after the policy date you may change your policy to a guaranteed policy, unless state law requires differently. There is no charge for this change. See Right to Change Policy, page 38.

Surrender

You may surrender your policy for its net cash surrender value at any time before the death of the insured person. All insurance coverage ends on the date we receive your request. If the surrender charge exceeds the available cash value, there will be no proceeds paid to you on surrender. See Surrender, page 49.

A surrender may have tax consequences. See Tax Considerations, page 61.

Lapse

In general, insurance coverage continues as long as your net cash surrender value is enough to pay the monthly deductions. However, your policy and its riders are guaranteed not to lapse during the first three years of your policy if the conditions of the special continuation period have been met. See Lapse, page 47 and Special Continuation Period, page 27.

Reinstatement

You may reinstate your policy and riders within five years of its lapse if you still own the policy and the insured person is still insurable. You will also need to pay the required reinstatement premium.

If you had a policy loan existing when coverage ended, we will reinstate it with accrued loan interest to the date of the lapse. See Reinstatement, page 49.

If the guaranteed minimum death benefit lapses and you do not correct it, this feature terminates. Once it terminates, you cannot reinstate this feature.

Continuation of Coverage

If the policy is in force on the policy anniversary nearest the insured person's 100th birthday, the policy will automatically continue pursuant to the terms of the policy unless you surrender it or such continuation is prohibited by law. See Continuation of Coverage, page 38.

Death Benefits

After the insured person's death, we pay death proceeds to the beneficiaries if your policy is in force. Based on the death benefit option you have chosen and whether or not you have coverage under an adjustable term insurance rider, your policy's death benefit may vary.

Generally we require a minimum stated death benefit of $50,000 to issue your policy.

We may lower this minimum for group or sponsored arrangements, or corporate purchasers.

Different cost of insurance rates apply to each death benefit segment.

FirstLine/FirstLine II      11

Tax Considerations

Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify as a life insurance contract. We believe it is reasonable to conclude that the policy will qualify as a life insurance contract. See Tax Status of the Policy, page 62.

Assuming the policy qualifies as a life insurance contract under current federal income tax law, your account value earnings are generally not subject to income tax as long as they remain within your policy. However depending on circumstances, the following events may cause taxable consequences for you:

  partial withdrawals
  loans
  surrender
  lapse.

In addition, if your policy is a modified endowment contract, a loan against or secured by the policy may cause income taxation. A penalty tax may be imposed on a distribution from a modified endowment contract as well. See Modified Endowment Contracts, page 63.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. A business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

You should consult a qualified legal or tax adviser before you purchase your policy.

FirstLine/FirstLine II      12

How the Policy Works

FirstLine/FirstLine II      13

INFORMATION ABOUT ING SECURITY LIFE, THE SEPARATE ACCOUNT AND THE INVESTMENT OPTIONS

Security Life of Denver Insurance Company

We are a stock life insurance company organized under the laws of the State of Colorado in 1929. Our headquarters are located at 1290 Broadway, Denver, Colorado 80203-5699. We are admitted to do business in the District of Columbia and all states except New York. At the close of 2001, we had over $387.3 billion of life insurance in force. As of December 31, 2001 our total assets were over $12.5 billion and capital and surplus were over $670 million measured on a statutory basis of accounting, as prescribed or permitted by the Colorado Division of Insurance.

We are a wholly owned indirect subsidiary of ING Groep N.V. ("ING"), a global financial institution active in the field of insurance, banking and asset management. ING is headquartered in Amsterdam, The Netherlands.

ING companies offer a complete line of life insurance products, including:

  annuities
  individual life
  group life
  pension products
  market life reinsurance.

The principal underwriter and distributor for our policies is ING America Equities, Inc. ING America Equities is a stock corporation organized under the laws of the State of Colorado in 1993. It is a wholly owned subsidiary of ING Security Life and is registered as a broker-dealer with the SEC and the National Association of Securities Dealers, Inc. ("NASD"). ING America Equities, Inc. is located at 1290 Broadway, Denver, Colorado 80203-5699.

Security Life Separate Account L1

Separate Account Structure

We established Security Life Separate Account L1 (the "separate account") on November 3, 1993, under Colorado insurance law. It is a unit investment trust, registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). The SEC does not supervise our management of the separate account or ING Security Life .

The separate account is used to support our variable life insurance policies and for other purposes allowed by law and regulation. We may offer other variable life insurance policies with different benefits and charges that invest in the separate account. We do not discuss these policies in this prospectus. The separate account may invest in other securities not available for the policy described in this prospectus.

We own all the assets in the separate account. We credit gains to or charge losses against the separate account without regard to performance of other investment accounts.

Order of Separate Account Liabilities

State law provides that we may not charge general account liabilities against the separate account's assets equal to its reserves and other liabilities. This means that if we ever became insolvent, the separate account assets will be used first to pay separate account policy claims. Only if separate account assets remain after these claims have been satisfied can these assets be used to pay other policy owners and creditors.

The separate account may have liabilities from assets credited to other variable life policies offered by the separate account. If the assets of the separate account are greater than required reserves and policy liabilities, we may transfer the excess to our general account.

FirstLine/FirstLine II      14

Investment Options

Investment options include the variable and the guaranteed interest divisions, but not the loan division. The separate account has several variable investment options which invest in shares of underlying investment portfolios. The investment performance of a policy depends on the performance of the investment portfolios you choose.

Investment Portfolios

Each of the investment portfolios is a separate series of an open-end management investment company. The investment company receives investment advice from a registered investment adviser who, other than Aeltus Investment Management, Inc., Directed Services, Inc., ING Investments LLC, and ING Life Insurance and Annuity Company are not affiliated with us.

The investment portfolios sell shares to separate accounts of insurance companies. These insurance companies may or may not be affiliated with us. This is known as "shared funding." Investment portfolios may sell shares as the underlying investment for both variable annuity and variable life insurance contracts. This process is known as "mixed funding."

The investment portfolios may sell shares to certain qualified pension and retirement plans that qualify under Section 401 of the Internal Revenue Code, as amended. As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans, or their participants.

If there is a material conflict, we will consider what should be done, including removing the investment portfolio from the separate account. There are certain risks with mixed and shared funding, and with selling shares to qualified pension and retirement plans. See the investment portfolios' prospectuses.

Investment Portfolio Objectives

Each investment portfolio has a different investment objective that it tries to achieve by following its own investment strategy. The objectives and policies of each investment portfolio affect its return and its risks. With this prospectus, you must receive the current prospectus for each investment portfolio. We summarize the investment objectives for each investment portfolio here, but you should carefully read each investment portfolio prospectus.

Certain investment portfolios offered under this policy have names, investment objectives and policies similar to other funds managed by the portfolio's investment adviser. The investment results of a portfolio may be higher or lower than those of other funds managed by the same adviser. There is no assurance, and no representation is made, that the investment results of any investment portfolio will be comparable to those of another fund managed by the same investment adviser.

INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/Adviser/ Manager/ Sub-Adviser	Investment Objective
AIM V.I. Capital Appreciation Fund - Series I	Investment Company: AIM Variable Insurance Funds Investment Adviser: A I M Advisors, Inc.	Seeks growth of capital. Seeks to meet its objective by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.
AIM V.I. Government Securities Fund - Series I	Investment Company: AIM Variable Insurance Funds Investment Adviser: A I M Advisors, Inc.	Seeks to achieve a high level of current income consistent with reasonable concern for safety of principal. Seeks to meet its objective by investing in debt securities issued, guaranteed or otherwise backed by the United States Government.

FirstLine/FirstLine II      15

INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/Adviser/ Manager/ Sub-Adviser	Investment Objective
Alger American Growth Portfolio	Investment Manager: Fred Alger Management, Inc.	Seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.
Alger American Leveraged AllCap Portfolio	Investment Manager: Fred Alger Management, Inc.	Seeks long-term capital appreciation by investing, under normal circumstances, in the equity securities of companies of any size which demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.
Alger American MidCap Growth Portfolio	Investment Manager: Fred Alger Management, Inc.	Seeks long-term capital appreciation by focusing on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.
Alger American Small Capitalization Portfolio	Investment Manager: Fred Alger Management, Inc.	Seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000® Growth Index or the S&P SmallCap 600 Index.
Asset Manager SM Portfolio	Investment Company: Fidelity Variable Insurance Products Investment Manager: Fidelity Management & Research Company	Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments. Assets are allocated among stocks, bonds, and short-term and money market instruments, maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.
Growth Portfolio	Investment Company: Fidelity Variable Insurance Products Investment Manager: Fidelity Management & Research Company	Seeks to achieve capital appreciation. Normally invests primarily in common stocks of companies the investment adviser believes have above-average growth potential (often called "growth" stocks).

FirstLine/FirstLine II      16

INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/Adviser/ Manager/ Sub-Adviser	Investment Objective
Index 500 Portfolio	Investment Company: Fidelity Variable Insurance Products Investment Manager: Fidelity Management & Research Company Sub-Adviser: Deutsche Asset Management, Inc.	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Index (S&P 500). Normally invests at least 80% of assets in common stocks included in the S&P 500.
Money Market Portfolio	Investment Company: Fidelity Variable Insurance Products Investment Manager: Fidelity Management & Research Company	Seeks as high a level of current income as is consistent with preservation of capital and liquidity. Invests in U.S. dollar-denominated money market securities and repurchase agreements, and may enter into reverse repurchase agreements.
Overseas Portfolio	Investment Company: Fidelity Variable Insurance Products Investment Manager: Fidelity Management & Research Company	Seeks long-term growth of capital. Normally invests at least 80% of total assets in foreign securities, primarily in common stocks.
Fully Managed Portfolio	Investment Company: The GCG Trust Investment Manager: Directed Services, Inc. Portfolio Manager: T. Rowe Price Associates, Inc.	Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and prudent investment risk. Pursues an active asset allocation strategy whereby investments are allocated among three asset classes-equity securities, debt securities, and money market instruments. Invests primarily in common stocks of established companies that are believed to have above-average potential for capital growth.
Mid-Cap Growth Portfolio	Investment Company: The GCG Trust Investment Manager: Directed Services, Inc. Portfolio Manager: Massachusetts Financial Services Company	Seeks long-term growth of capital. Normally invests at least 80% of its net assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts) of companies with medium market capitalizations which the Portfolio Manager believes have above-average growth potential.
ING UBS Tactical Asset Allocation Portfolio - Initial Class	Investment Company: ING Partners, Inc. Investment Adviser: ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) Sub-Adviser: UBS Global Asset Management (US) Inc.	Seeks total return, consisting of long-term capital appreciation and current income. Allocates assets between a stock portion that is designed to track the performance of the S&P 500 Composite Stock Index and a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.

FirstLine/FirstLine II      17

INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/Adviser/ Manager/ Sub-Adviser	Investment Objective
ING Van Kampen Comstock Portfolio - Initial Class	Investment Company:
ING Partners, Inc.
Investment Adviser:
ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company)
Sub-Adviser:
	Morgan Stanley Investment Management Inc. d/b/a Van Kampen	Seeks capital growth and income. Invests in a portfolio of equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks consisting principally of common stocks.
ING VP Bond Portfolio (formerly Aetna Income Shares d/b/a Aetna Bond VP)- Class R Shares	Investment Company: ING Income Shares Investment Adviser: ING Investments, LLC Sub-Adviser: Aeltus Investment Management, Inc. (Aeltus)	Seeks to maximize total return as is consistent with reasonable risk, through investment in a diversified portfolio consisting of debt securities. Under normal market conditions, invests at least 80% of net assets in high-grade corporate bonds, mortgage-related and other asset-backed securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
ING VP Index Plus LargeCap Portfolio (formerly Aetna Index Plus Large Cap VP) - Class R Shares	Investment Company: ING Variable Portfolios, Inc. (formerly Aetna Variable Portfolios, Inc.) Investment Adviser: ING Investments, LLC Sub-Adviser: Aeltus Investment Management, Inc. (Aeltus)	Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk. Invests at least 80% of net assets in stocks included in the S&P 500. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.
ING VP Index Plus MidCap Portfolio (formerly Aetna Index Plus Mid Cap VP) - Class R Shares	Investment Company: ING Variable Portfolios, Inc. (formerly Aetna Variable Portfolios, Inc.) Investment Adviser: ING Investments, LLC Sub-Adviser: Aeltus Investment Management, Inc. (Aeltus)	Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P 400), while maintaining a market level of risk. Invests at least 80% of net assets in stocks included in the S&P 400. The S&P 400 is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.
ING VP Index Plus SmallCap Portfolio (formerly Aetna Index Plus Small Cap VP) - Class R Shares	Investment Company: ING Variable Portfolios, Inc. (formerly Aetna Variable Portfolios, Inc.) Investment Adviser: ING Investments, LLC Sub-Adviser: Aeltus Investment Management, Inc. (Aeltus)	Seeks to outperform the total return performance of the Standard and Poor's SmallCap 600 Index (S&P 600), while maintaining a market level of risk. Invests at least 80% of net assets in stocks included in the S&P 600. The S&P 600 is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.

FirstLine/FirstLine II      18

INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/Adviser/ Manager/ Sub-Adviser	Investment Objective
ING VP Growth Opportunities Portfolio (formerly Pilgrim VP Growth Opportunities Portfolio) - Class R Shares	Investment Company: ING Variable Products Trust (formerly Pilgrim Variable Products Trust) Investment Adviser: ING Investments, LLC (formerly ING Pilgrim Investments, LLC)	Seeks long-term growth of capital. Invests primarily in common stock of U.S. companies that the portfolio managers feel have above average prospects for growth. Under normal market conditions, invests at least 65% of total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap or small-cap companies.
ING VP MagnaCap Portfolio (formerly Pilgrim VP MagnaCap Portfolio) - Class R Shares	Investment Company: ING Variable Products Trust (formerly Pilgrim Variable Products Trust) Investment Adviser: ING Investments, LLC (formerly ING Pilgrim Investments, LLC)	Seeks growth of capital, with dividend income as a secondary consideration. Under normal conditions, invests at least 80% of assets in equity securities that meet the following criteria: attractive valuation characteristics; dividends; and balance sheet strength. Candidates are also analyzed for some catalyst or vector of change that may spark an increase in share price. Normally, investments are generally in larger companies that are included in the largest 500 U.S. companies as measured by sales, earnings or assets.
ING VP MidCap Opportunities Portfolio (formerly Pilgrim VP MidCap Opportunities Portfolio) - Class R Shares	Investment Company: ING Variable Products Trust (formerly Pilgrim Variable Products Trust) Investment Adviser: ING Investments, LLC (formerly ING Pilgrim Investments, LLC)	Seeks long-term capital appreciation. Normally invests at least 80% of assets in the common stocks of mid-sized U.S. companies that the portfolio managers feel have above average prospects for growth. For this Portfolio, mid-size companies are those with market capitalizations that fall within the range of companies in the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index).
ING VP SmallCap Opportunities Portfolio (formerly Pilgrim VP SmallCap Opportunities Portfolio) - Class R Shares	Investment Company: ING Variable Products Trust (formerly Pilgrim Variable Products Trust) Investment Adviser: ING Investments, LLC (formerly ING Pilgrim Investments, LLC)	Seeks long-term capital appreciation. Normally invests at least 80% of assets in the common stock of smaller, lesser-known U.S. companies that the portfolio manager believes have above average prospects for growth. For this Portfolio, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000® Index, which is an index that measures the performance of small companies.
VIF-Core Equity Fund (formerly, VIF-Equity Income Fund)	Investment Company: INVESCO Variable Investment Funds, Inc. Investment Adviser: INVESCO Funds Group, Inc.	Seeks to provide a high total return through both growth and current income by normally investing at least 65% (80% effective July 31, 2002) of its assets in common and preferred stock. At least 50% of common stock which the Fund holds will be dividend-paying common and preferred stocks. Stocks selected for the Fund generally are expected to produce income and consistent, stable returns. Although the Fund focuses on stocks of larger companies with a history of paying dividends, it also may invest in companies that have not paid regular dividends. The Fund will normally invest up to 5% of its assets in debt securities, generally corporate bonds that are rated investment grade or better.

FirstLine/FirstLine II      19

INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/Adviser/ Manager/ Sub-Adviser	Investment Objective
VIF-Health Sciences Fund	Investment Company: INVESCO Variable Investment Funds, Inc. Investment Adviser: INVESCO Funds Group, Inc.	Seeks capital growth by normally investing at least 80% of its assets in the equity securities and equity-related instruments of companies that develop, produce, or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and services companies. A portion of the Fund's assets are not required to be invested in the sector.
VIF-High Yield Fund	Investment Company: INVESCO Variable Investment Funds, Inc. Investment Adviser: INVESCO Funds Group, Inc.	Seeks to provide a high level of current income by investing primarily in bonds and other debt securities. It also seeks capital appreciation. The Fund normally invests at least 65% (80% effective July 31, 2002) of its assets in a diversified portfolio of high yield corporate bonds rated below investment grade, commonly known as "junk bonds," and preferred stock with investment grade and below investment grade ratings. These investments generally offer higher rates of return, but are riskier than investments in securities of issuers with higher credit ratings. A portion of the Funds' assets may be invested in other securities such as corporate short-term notes, repurchase agreements, and money market funds. There are no limitations on the maturities of the securities held by the Fund, and the Fund's average maturity will vary as INVESCO responds to changes in interest rates.
VIF-Small Company Growth Fund	Investment Company: INVESCO Variable Investment Funds, Inc. Investment Adviser: INVESCO Funds Group, Inc.	Seeks long-term capital growth by normally investing at least 65% (80% effective July 31, 2002) of its assets in small-capitalization companies. INVESCO defines small capitalization companies as companies that are included in the Russell 2000® Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of $2.5 billion or below at the time of purchase. The scope of the Index varies with market performance of the companies in the Index.
VIF-Total Return Fund	Investment Company: INVESCO Variable Investment Funds, Inc. Investment Adviser: INVESCO Funds Group, Inc.	Seeks to provide high total return through both growth and current income by normally investing at least 65% of its assets in a combination of common stocks of companies with a history of paying regular dividends and in debt securities. Debt securities include corporate obligations and obligations of the U.S. government and government agencies. The remaining assets of the fund are allocated among these and other investments at INVESCO's discretion, based upon current business, economic and market conditions.

FirstLine/FirstLine II      20

INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/Adviser/ Manager/ Sub-Adviser	Investment Objective
VIF-Utilities Fund	Investment Company: INVESCO Variable Investment Funds, Inc. Investment Adviser: INVESCO Funds Group, Inc.	Seeks capital growth. It also seeks current income. The Fund normally invests at least 80% of its assets in the equity securities and equity-related instruments of companies that produce, generate, transmit, or distribute natural gas or electricity, as well as in companies that provide telecommunications services, including local, long distance and wireless, and excluding broadcasting. The remainder of the fund's assets are not required to be invested in the utilities economic sector.
Janus Aspen Series Aggressive Growth Portfolio Service Shares	Investment Company: Janus Aspen Series Investment Adviser: Janus Capital	A nondiversified Portfolio that seeks long-term growth of capital. Invests primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Standard and Poor's (S&P) MidCap 400 Index.
Janus Aspen Series Growth Portfolio Service Shares	Investment Company: Janus Aspen Series Investment Adviser: Janus Capital	Seeks long-term growth of capital in a manner consistent with the preservation of capital. Invests primarily in common stocks selected for their growth potential. Although it can invest in companies of any size, it generally invests in larger, more established companies.
Janus Aspen Series International Growth Portfolio Service Shares	Investment Company: Janus Aspen Series Investment Adviser: Janus Capital	Seeks long-term growth of capital. Under normal circumstances, invests at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.
Janus Aspen Series Worldwide Growth Portfolio Service Shares	Investment Company: Janus Aspen Series Investment Adviser: Janus Capital	Seeks long-term growth of capital in a manner consistent with the preservation of capital. Invests primarily in common stocks of companies of any size located throughout the world. Normally invests in issuers from at least five different countries, including the United States. May at times invest in fewer than five countries or even in a single country.
Growth Portfolio	Investment Company: Neuberger Berman Advisers Management Trust Investment Adviser: Neuberger Berman Management Inc. Sub-Adviser: Neuberger Berman, LLC	Seeks growth of capital by investing mainly in common stock mid-capitalization companies.

FirstLine/FirstLine II      21

INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/Adviser/ Manager/ Sub-Adviser	Investment Objective
Limited Maturity Bond Portfolio	Investment Company: Neuberger Berman Advisers Management Trust Investment Adviser: Neuberger Berman Management Inc. Sub-Adviser: Neuberger Berman, LLC	Seeks the highest available current income consistent with liquidity and low risk to principal by investing mainly in investment-grade bonds and other debt securities from U.S. Government and corporate issuers.
Partners Portfolio	Investment Company: Neuberger Berman Advisers Management Trust Investment Adviser: Neuberger Berman Management Inc. Sub-Adviser: Neuberger Berman, LLC	Seeks growth of capital by investing mainly in common stock of mid- to large-capitalization companies.
Mid Cap Value VCT Portfolio - Class I Shares	Investment Company: Pioneer Variable Contracts Trust Investment Adviser: Pioneer Investment Management, Inc.	Seeks capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks. Normally, invests at least 80% of total assets in equity securities of mid-size companies, that is, companies with market values within the range of market values of companies included in Standard & Poor's MidCap 400 Index.
Small Cap Value VCT Portfolio - Class I Shares	Investment Company: Pioneer Variable Contracts Trust Investment Adviser: Pioneer Investment Management, Inc.	Seeks capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks. Normally, invests at least 80% of total assets in equity securities of small companies, that is, companies with market values within the range of market values of issuers included in the Russell 2000® Index.
Putnam VT Growth and Income Fund - Class IB Shares	Investment Company: Putnam Variable Trust Investment Adviser: Putnam Investment Management, LLC	Seeks capital growth and current income. The fund seeks its goal by investing mainly in common stocks of U.S. companies with a focus on value stocks that offer the potential for capital growth, current income or both.
Putnam VT New Opportunities Fund - Class IB Shares	Investment Company: Putnam Variable Trust Investment Adviser: Putnam Investment Management, LLC	Seeks long-term capital appreciation. The fund seeks its goal by investing mainly in common stocks of U.S. companies with a focus on growth stocks in sectors of the economy that Putnam Management believes have high growth potential.

FirstLine/FirstLine II      22

INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/Adviser/ Manager/ Sub-Adviser	Investment Objective
Putnam VT Small Cap Value Fund - Class IB Shares	Investment Company: Putnam Variable Trust Investment Adviser: Putnam Investment Management, LLC	Seeks capital appreciation. The fund seeks its goal by investing at least 80% of its net assets in small companies of a size similar to those in the Russell 2000® Value Index.
Putnam VT Voyager Fund - Class IB Shares	Investment Company: Putnam Variable Trust Investment Adviser: Putnam Investment Management, LLC	Seeks capital appreciation. The fund seeks its goal by investing mainly in common stocks of U.S. companies with a focus on growth stocks.
Worldwide Bond Fund	Investment Company: Van Eck Worldwide Insurance Trust Investment Adviser and Manager: Van Eck Associates Corporation	Seeks high total return--income plus capital appreciation--by investing globally, primarily in a variety of debt securities.
Worldwide Emerging Markets Fund	Investment Company: Van Eck Worldwide Insurance Trust Investment Adviser and Manager: Van Eck Associates Corporation	Seeks long-term capital appreciation by investing in equity securities in emerging markets around the world.
Worldwide Hard Assets Fund	Investment Company: Van Eck Worldwide Insurance Trust Investment Adviser and Manager: Van Eck Associates Corporation	Seeks long-term capital appreciation by investing primarily in "hard asset securities." Hard assets include precious metals, natural resources, real estate and commodities. Income is a secondary consideration.
Worldwide Real Estate Fund	Investment Company: Van Eck Worldwide Insurance Trust Investment Adviser and Manager: Van Eck Associates Corporation	Seeks high total return by investing in equity securities of companies that own significant real estate or that principally do business in real estate.

Guaranteed Interest Division

You may allocate all or a part of your net premium and transfer your net account value into the guaranteed interest division. The guaranteed interest division guarantees principal and is part of our general account. It pays interest at a fixed rate that we declare.

The general account contains all of our assets other than those held in the separate account (variable investment options) or other separate accounts.

The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the guaranteed interest division under the Securities Act of 1933, as amended ("1933 Act"). Also, we have not registered the guaranteed interest division or the general account as an investment company under the Investment Company Act of 1940, as amended ("1940 Act") (because of exemptive and exclusionary provisions). This means that the general account, the guaranteed interest division and its interests are generally not subject to regulation under these Acts.

The SEC staff has not reviewed the disclosures in this prospectus relating to the general account and the guaranteed interest division. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made.

FirstLine/FirstLine II      23

The amount you have in the guaranteed interest division is the net premium you allocate to that division, plus amounts you transfer to it, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by deductions for charges based on your account value allocated to it.

We declare the interest rate that applies to all amounts in the guaranteed interest division. This interest rate is never less than the minimum guaranteed interest rate specified in the policy. For FirstLine policies, the minimum guaranteed interest rate is 3.0%. For FirstLine II policies, the guaranteed minimum interest rate is 4.0%. The credited interest rate will be in effect for an initial twelve-month period. Thereafter, the credited interest rate will be guaranteed for successive twelve month periods at an interest rate current at that time. Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest to the guaranteed interest division on a daily basis. We pay interest regardless of the actual investment performance of our general account. We bear all of the investment risk for the guaranteed interest division.

DETAILED INFORMATION ABOUT THE POLICIES

This prospectus describes our standard FirstLine and FirstLine II variable universal life insurance policies. There may be differences in the policy features, benefits and charges because of state requirements where we issue your policy. We describe all such differences in your policy.

If you would like to know about variations specific to your state, please ask your agent/registered representative. We can provide him/her with the list of variations that will apply to your policy.

Applying for a Policy

You purchase your policy by submitting an application to us. On the policy date, the insured person generally should be no older than age 85. The minimum age to issue a policy for tobacco users is age 15. For guaranteed issue policies, the maximum issue age generally is 70. The insured person is the person on whose life we issue the policy. See Age, page 50.

You may request that we back-date the policy up to six months to allow the insured person to give proof of a younger age for the purposes of your policy.

From time to time, we may accept an insured person who exceeds our normal maximum age limit. We will not unfairly discriminate in determining the maximum age at issue. All exceptions to our normal limit are dependent upon our ability to obtain acceptable reinsurance coverage for our risk with an older insured.

We and our affiliates offer other insurance products which may have different fees and charges and better match your needs. Contact your agent/registered representative if you would like information about these other products.

Temporary Insurance

If you apply and qualify, we may issue temporary insurance in an amount equal to the face amount of insurance for which you applied. The maximum amount of temporary insurance is $4.5 million, which includes other in-force coverage you have with us. Temporary insurance may not be available in all states.

Temporary coverage begins when all of the following events have occurred:

  you have completed and signed our temporary life insurance coverage form we receive and accept a premium payment of at least your scheduled premium (selected on your application)
  part I of the application is complete.

Temporary life insurance coverage ends on the earliest of:

  the date we return your premium payments
  five days after we mail notice of termination to the address on your application the date your policy coverage starts
  the date we refuse to issue a policy based on your application
  90 days after you sign our temporary life insurance coverage form.

FirstLine/FirstLine II      24

There is no death benefit under the temporary insurance agreement if any of the following events occur:

  there is a material misrepresentation in your answers on the temporary life insurance coverage form there is a material misrepresentation in statements on your application the person or persons intended to be insured die by suicide or self-inflicted injury the bank does not honor your premium check.

Policy Issuance

Before we issue a policy, we require satisfactory evidence of insurability of the insured person and payment of your initial premium. This evidence may include completion of underwriting and issue requirements.

The policy date shown on your policy schedule determines:

  monthly processing dates.
  policy months.
  policy years.
  policy anniversaries.

It is not affected by when you receive the policy. The policy date may be different from the date we receive your first premium payment. Generally, we charge monthly deductions from your policy date.

The policy date is determined one of three ways:

  the date you designate on your application, subject to our approval.
  the back-date of the policy to save age, subject to our approval and law.
  if there is no designated date or back-date, the policy date is:

  the date all underwriting and administrative requirements have been met if we receive your initial premium before we issue your policy; or
  the date we receive your initial premium if it is after we approve your policy for issue.

If you choose to have your policy date be earlier than the date we issue your policy (called back-dating), then the following charges will be charged from that earlier date on your first monthly processing date:

  mortality and expense risk charge;
  policy charge;
  administrative charge;
  cost of insurance charges;
  rider charges; and
  guaranteed minimum death benefit charge, if you purchased a FirstLine policy.

If you have elected to backdate your policy which enables you to benefit from a lower age for the purposes of calculating the cost of insurance charges on your policy, you should understand there are some inherent costs associated with your decision to backdate. For each month that your policy is backdated, the applicable cost of insurance charges are accumulated and deducted from your initial premium payment. Thus, backdating your policy has the effect of lowering your initial net premium and thus the amount available to be allocated to the investment options. On backdated policies the accrued cost of insurance charges deducted from the initial premium result in policy values being lower than those in any policy illustrations you have received.

Definition of Life Insurance

At policy issue, you may choose one of two tests for the federal income tax definition of life insurance. You cannot change your choice later.

The tests are the cash value accumulation test and the guideline premium/cash value corridor test. If you choose the guideline premium/cash value corridor test, we may limit premium payments relative to your policy death benefit under this test. See Tax Status of the Policy, page 62.

Premium Payments

You may choose the amount and frequency of premium payments, within limits. You cannot make premium payments after the death of the insured person or after the continuation of coverage period begins. See Continuation of Coverage, page 38.

FirstLine/FirstLine II      25

We consider payments we receive to be premium payments if you do not have an outstanding loan and your policy is not in the continuation of coverage period. After we deduct certain charges from your premium payment, we add the remaining net premium to your policy.

A payment is received by us when it is received at our offices. After you have paid your initial premium, we suggest you send payments directly to us, rather than through your agent/registered representative, to help assure the earliest crediting date.

Scheduled Premium

Your premium payments are flexible. You may select your scheduled (planned) premium (within our limits) when you apply for your policy. The scheduled premium, shown in your policy and schedule, is the amount you choose to pay over a stated time period. This amount may or may not be enough to keep your policy in force. You may receive premium reminder notices for the scheduled premium on a quarterly, semi-annual or annual basis. You are not required to pay the scheduled premium.

You may choose to pay your premium by electronic funds transfer each month. Your financial institution may charge for this service. If you choose to pay your initial premium by electronic transfer, please be sure to include the appropriate information as part of your application to avoid a delay in making your coverage effective.

You can change the amount of your scheduled premium within our minimum and maximum limits at any time. If you fail to pay your scheduled premium or if you change the amount of your scheduled premium, your policy performance will be affected.

If you purchased a FirstLine policy and want the guaranteed minimum death benefit, your scheduled premium should not be less than the guarantee period annual premium shown in your policy. See Guaranteed Minimum Death Benefit, page 34.

Unscheduled Premium Payments

Generally speaking, you may make unscheduled premium payments at any time, however:

  We may limit the amount of your unscheduled premium payments that would result in an increase in the base death benefit amount required by the federal income tax law definition of life insurance. We may require satisfactory evidence that the insured person is insurable at the time that you make the unscheduled premium payment if the death benefit is increased due to your unscheduled premium payments.
  We may require proof that the insured person is insurable if your unscheduled premium payment will cause the net amount at risk to increase.
  We will return premium payments which are greater than the "seven-pay" limit for your policy if your payment would cause your policy to become a modified endowment contract, unless you have acknowledged in writing the new modified endowment contract status for your policy. The "seven-pay" limit is defined by the Internal Revenue Code, as amended and actuarially determined. It varies based on the age, gender and premium class of each insured, as well as the death benefit and additional benefits or riders on the policy. It is generally the maximum possible premium that we may receive during the first seven policy years in order for the policy not to be classified as a modified endowment contract.

See Modified Endowment Contracts, page 63, and Changes to Comply with the Law, page 65.

If you have an outstanding policy loan and you make an unscheduled payment, we will consider it a loan repayment, unless you tell us otherwise. If your payment is a loan repayment, we do not take tax or sales charges.

Target Premium

Target premium is not based on your scheduled premium. Target premium is actuarially determined based on the age and gender of the insured person. The target premium is used to determine your initial

FirstLine/FirstLine II      26

sales charge and the sales compensation we pay. It may or may not be enough to keep your policy in force. You are not required to pay the target premium and there is no penalty for paying more or less. The target premium for your policy and additional segments is listed in your policy schedule pages.

Minimum Annual Premium

To qualify for the special continuation period, you must pay a minimum annual premium during each of your first three policy years.

Your minimum annual premium is based on:

  the insured person's age, gender and premium class
  the stated death benefit of your policy
  riders on your policy.

Your minimum annual premium is shown in the schedule pages of your policy. We may reduce the minimum annual premium for group or sponsored arrangements, or for corporate purchasers.

Special Continuation Period

The special continuation period (no lapse guarantee period) is the first three policy years. Under the special continuation period, we guarantee that your policy will not lapse, regardless of its net cash surrender value, if on a monthly processing date:

  premium you have paid, minus partial withdrawals that you have taken, minus outstanding policy loans, including accrued loan interest, is greater than or equal to;
  the minimum monthly premium for each policy month from the first month of your policy through the current monthly processing date.

The minimum monthly premium is one-twelfth of the minimum annual premium.

During the first three years of your policy, if there is not enough net cash surrender value to pay the monthly charges and you have satisfied these requirements, we do not allow your policy to lapse. We do not permanently waive these charges. Instead, we continue to deduct these charges which may result in a negative net cash surrender value, unless you pay enough premium to prevent this. The negative balance is your unpaid monthly charges owing. At the end of the special continuation period, to avoid lapse of your policy you must pay enough premium to bring the net cash surrender value to zero plus the amount that covers your estimated monthly charges for the following two months. See Lapse, page 47.

Allocation of Net Premium

The net premium is the balance remaining after we deduct tax and sales charges from your premium payment.

Insurance coverage does not begin until we receive your initial premium. It must be at least the sum of the scheduled premium payments due from your policy date through your investment date.

The investment date is the first date we apply net premium to your policy. If we receive your initial premium after we approve your policy for issue, the investment date is the date we receive your initial premium.

We apply the initial net premium to your policy after all of the following conditions have been met:

  we receive the required amount of premium.
  all issue requirements have been received by our customer service center.
  we approve your policy for issue.

Amounts you designate for the guaranteed interest division will be allocated to that division on the investment date. If your state requires return of your premium during the free look period, we initially invest amounts you have designated for the variable investment options in the variable investment option which invests in the Fidelity VIP Money Market Portfolio. We later transfer these amounts from this variable investment option to your selected variable investment options, based on your most recent premium allocation instructions, at the earlier of the following dates:

  five days after the date we mailed your policy plus the length of your state free look period; or
  the date we have received your delivery receipt plus the length of your state free look period.

FirstLine/FirstLine II      27

If your state provides for return of account value during the free look period (or provides no free look period), we invest amounts you designated for the variable investment options directly into your selected variable investment options.

We allocate all later premium payments to your policy on the valuation date of receipt. We will use your most recent premium allocation instructions specified in percentages stated to the nearest tenth and totaling 100%. A payment is received by us when it is received at our offices. After you have paid your initial premium, we suggest you send payments directly to us, rather than through your agent/registered representative, to help assure the earliest crediting date.

Premium Payments Affect Your Coverage

Unless you have the guaranteed minimum death benefit feature or your policy is in the special continuation period your coverage lasts only as long as your net cash surrender value is enough to pay the monthly charges and your cash surrender value is more than your outstanding policy loan plus accrued loan interest. If you do not meet these conditions, your policy will enter the 61-day grace period and you must make a premium payment to avoid lapse. See Lapse, page 47, and Grace Period, page 47.

If you pay your minimum annual premium each year during the first three policy years and take no policy loan or withdrawals, we guarantee your policy and riders will not lapse during the special continuation period, regardless of your net cash surrender value. See Special Continuation Period, page 27.

Under the guaranteed minimum death benefit option, the base death benefit portion of your policy remains effective until the end of the guarantee period. The guaranteed minimum death benefit feature does not apply to riders which terminate when your policy is kept in force under this feature. You must meet all conditions of the guarantee. See Guaranteed Minimum Death Benefit, page 34.

Modified Endowment Contracts

There are special federal income tax rules for distributions from life insurance policies which are modified endowment contracts. These rules apply to policy loans, surrenders and partial withdrawals. Whether or not these rules apply depends upon whether or not the premium we receive is greater than the "seven-pay" limit.

If we find that your scheduled premium causes your policy to be a modified endowment contract on your policy date, we will require you to acknowledge that you know the policy is a modified endowment contract. We will issue your policy based on the scheduled premium you selected. If you do not want your policy to be issued as a modified endowment contract, you may reduce your scheduled premium to a level which does not cause your policy to be a modified endowment contract. We will then issue your policy based on the revised scheduled premium. See Modified Endowment Contracts, page 63.

Death Benefits

You decide the amount of insurance you need, now and in the future. You can combine the long-term advantages of permanent life insurance (base coverage) with the flexibility and short-term advantages of term life insurance. Both permanent and term life insurance are available with one policy. The stated death benefit is the permanent element of your policy. The adjustable term insurance rider is the term insurance element of your policy. See Adjustable Term Insurance Rider, page 35.

Generally, we require a minimum stated death benefit of $50,000. Our underwriting procedures in effect at the time you apply may limit the maximum stated death benefit.

If you have an adjustable term insurance rider, at issue we restrict your target death benefit to no more than eleven times your stated death benefit. See Adjustable Term Insurance Rider, page 35.

It may be to your economic advantage to include part of your insurance coverage under the adjustable term insurance rider. The adjustable term insurance rider has no cash value, however, and provides no

FirstLine/FirstLine II      28

growth potential. Both the cost of insurance under the adjustable term insurance rider and the cost of insurance for the base death benefit are deducted monthly from your account value and generally increase with the age of the insured person. Use of the adjustable term insurance rider may reduce sales compensation, but may increase the monthly cost of insurance. Coverage provided by the adjustable term insurance rider is not included in any guaranteed minimum death benefit. See Adjustable Term Insurance Rider, page 35.

Your death benefit is calculated as of the date of death of the insured person.

Death Benefit Summary

This chart assumes no death benefit option changes and that partial withdrawals are less than the premium we receive.

	Option 1	Option 2	Option 3 (available only on FirstLine Policies delivered on or before December 31, 1997)
Stated Death Benefit	The sum of death benefit segments under the policy. The stated death benefit changes when there is an increase or decrease or when a policy transaction causes it to change.	The sum of death benefit segments under the policy. The stated death benefit changes when there is an increase or decrease or when a policy transaction causes it to change.	The sum of death benefit segments under the policy. The stated death benefit changes when there is an increase or decrease or when a policy transaction causes it to change.
Base Death Benefit	The greater of: the stated death benefit; or the account value multiplied by the appropriate factor from the definition of life insurance factors.	The greater of: the stated death benefit plus the account value; or the account value multiplied by the appropriate factor from the definition of life insurance factors.	The greater of:
  the stated death benefit plus the sum of all premium payments we receive minus partial withdrawals you have taken; or
  the account value multiplied by the appropriate factor from the definition of life insurance factors.

Target Death Benefit	Stated death benefit plus adjustable term insurance rider benefit, if any.	Stated death benefit plus adjustable term insurance rider benefit, if any.	Stated death benefit plus adjustable term insurance rider benefit, if any.
Total Death Benefit	It is the greater of: the target death benefit; or the account value multiplied by the appropriate factor from the definition of life insurance factors.	It is the greater of: the target death benefit plus the account value; or the account value multiplied by the appropriate factor from the definition of life insurance factors.	It is the greater of:
  the target death benefit plus the sum of all premium payments we receive minus partial withdrawals you have taken; or
  the account value multiplied by the appropriate factor from the definition of life insurance factors.

FirstLine/FirstLine II      29

Option 1	Option 2	Option 3 (available only on FirstLine Policies delivered on or before December 31, 1997)
Adjustable Term Insurance Rider Benefit	The total death benefit minus the base death benefit, but not less than zero

If the account value multiplied by the death benefit corridor factor is greater than the stated death benefit, the adjustable term insurance benefit will be decreased. It will be decreased so that the sum of the base death benefit and the adjustable term insurance rider benefit is not greater than the target death benefit. If the base death benefit becomes greater than the target death benefit, then the adjustable term insurance rider benefit is zero.

The total death benefit minus the base death benefit, but not less than zero.

If the account value multiplied by the death benefit corridor factor is greater than the stated death benefit plus the account value, the adjustable term insurance rider benefit will be decreased. It will be decreased so that the sum of the base death benefit and the adjustable term insurance rider benefit is not greater than the target death benefit plus the account value. If the base death benefit becomes greater than the target death benefit plus the account value, then the adjustable term insurance rider benefit is zero.

The total death benefit minus the base death benefit, but not less than zero.

If the account value multiplied by the death benefit corridor factor is greater than the stated death benefit plus the sum of all premium payments we receive minus partial withdrawals you have taken, the adjustable term insurance rider benefit will be decreased. It will be decreased so that the sum of the base death benefit and the adjustable term insurance rider benefit is not greater than the target death benefit plus the sum of all premium payments we receive minus partial withdrawals you have taken. If the base death benefit becomes greater than the target death benefit plus the sum of all premium payments we receive minus partial withdrawals you have taken, then the adjustable term insurance rider benefit is zero.

Base Death Benefit

Your base death benefit can be different from your stated death benefit as a result of:

  your choice of death benefit option.
  increases or decreases in the stated death benefit.
  a change in your death benefit option.

Federal income tax law requires that your death benefit be at least as much as your account value multiplied by a factor defined by law. This factor is based on:

  the insured person's age
  the insured person's gender
  the cash value accumulation test or the guideline premium/cash value corridor test for the federal income tax law definition of life insurance. See Appendix A, page 213, or Appendix B, page 214.

As long as your policy is in force, we will pay the death proceeds to your beneficiaries after the insured person dies. The beneficiaries are the people you name to receive the death proceeds from your policy. The death proceeds are:

  your base death benefit on the date of the insured person's death; plus the amount of any rider benefits; minus

FirstLine/FirstLine II      30

  any outstanding policy loan with accrued loan interest; minus any outstanding charges and deductions incurred before the death of the insured person.

There could be outstanding charges and deductions if the insured person dies while your policy is in the grace period or in the three-year special continuation period.

Death Benefit Options

You have a choice of death benefit options (described below). Your choice may result in your base death benefit being greater than your stated death benefit.

If you purchased a FirstLine policy which was delivered on or before December 31, 1997, you have a choice of three death benefit options: option 1, option 2 or option 3 (described below). Otherwise, you have a choice of two death benefit options: option 1 or option 2. Your choice may result in a base death benefit greater than your stated death benefit.

Option 1: Under death benefit option 1, your base death benefit is the greater of:

  your stated death benefit on the date of the insured person's death; or
  your account value on the date of the insured person's death multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A or B.

With option 1, positive investment performance generally reduces your net amount at risk, which lowers your policy's cost of insurance charge. Option 1 offers insurance coverage at a set amount with potentially lower cost of insurance charges over time.

Option 2: Under death benefit option 2, your base death benefit is the greater of:

  your stated death benefit plus your account value on the date of the insured person's death; or
  your account value on the date of the insured person's death multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A or B.

With option 2, investment performance is reflected in your insurance coverage.

If you purchased a FirstLine policy which was delivered on or before December 31, 1997, you may choose death benefit option 3.

Under death benefit option 3, your base death benefit is the greater of:

  your stated death benefit on the date of the insured person's death plus the sum of all premium payments we have received minus partial withdrawals you have taken under your policy; or
  your account value on the date of the insured person's death multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A or B.

With option 3, the base death benefit generally will increase as we receive premium and decrease if you take partial withdrawals. In no event will your base death benefit be less than your stated death benefit.

Death benefit options 2 and 3 are not available during the continuation of coverage period. If you have option 2 or 3 on your policy, it automatically converts to death benefit option 1 when the continuation of coverage period begins. See Continuation of Coverage, page 38.

Changes in Death Benefit Options

You may request a change in your death benefit option on or after your first monthly processing date and before the continuation of coverage period begins.

Your death benefit option change is effective on your next monthly processing date after we approve it, so long as at least one day remains before your monthly processing date. If less than one day remains before your monthly processing date, your change will be effective on the second following monthly processing date.

FirstLine/FirstLine II      31

After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our customer service center so that we can make this change for you.

A death benefit option change applies to your entire stated or base death benefit. Changing your death benefit option may reduce or increase your target death benefit, as well as your stated death benefit. We may not approve a death benefit option change if it reduces the target or stated death benefit below the minimum we require to issue your policy.

For you to change from death benefit option 1 to option 2 or from option 1 to option 3 (which is only available under certain FirstLine policies), we may require proof that the insured person is insurable under our normal rules of underwriting, unless prohibited by the terms of your policy.

On the effective date of your option change, your stated death benefit changes as follows:

Change From	Change To	Stated Death Benefit Following Change:

Option 1	Option 2	Your stated death benefit before the change minus your account value as of the effective date of the change.
Option 2	Option 1	Your stated death benefit before the change plus your account value as of the effective date of the change.
Option 3 (only available under certain FirstLine policies)	Option 1	Your stated death benefit before the change plus the sum of the premium payments we received, minus partial withdrawals you have taken as of the effective date of the change.

Change From	Change To	Stated Death Benefit Following Change:

Option 1	Option 3 (only available under certain FirstLine policies)	Your stated death benefit before the change minus the sum of the premium payments we received, plus partial withdrawals you have taken as of the effective date of the change.
Option 2	Option 3 (only available under certain FirstLine policies)	Your stated death benefit before the change plus your account value as of the effective date of the change, minus the sum of the premium payments we received minus partial withdrawals you have taken as of the effective date of the change.
Option 3 (only available under FirstLine policies)	Option 2	Your stated death benefit before the change plus the sum of the premium payments we received minus partial withdrawals you have taken as of the effective date of the change, minus your account value as of the effective date of the change.

We increase or decrease your stated death benefit to keep the net amount at risk the same. There is no change to the amount of term insurance if you have an adjustable term insurance rider. See Cost of Insurance Charge, page 57.

If you change your death benefit option, we adjust the stated death benefit for each of your segments by allocating your account value to each death benefit segment. For example, if you change from death benefit option 1 to option 2, your stated death benefit is decreased by the amount of your account value allocation to that segment. If you change from death benefit option 2 to option 1, your stated death benefit is increased by the amount allocated to that segment.

FirstLine/FirstLine II      32

We do not impose a surrender charge for a decrease in your stated death benefit caused by a change of death benefit option. We do not adjust the target premium when you change your death benefit option. See Surrender Charge, page 58.

Changing your death benefit option may have tax consequences. You should consult a tax adviser before making changes.

Changes in Death Benefit Amount

Contact your agent/registered representative or our customer service center to request a change in the amount of your policy's death benefit. The change is effective on the next monthly processing date after we receive and approve your request. There may be underwriting or other requirements which must be met before your request can be approved. Your requested change must be for at least $1,000.

After we make your requested change, we will send you a new policy schedule page. Keep it with your policy. We may ask you to send your policy to us so that we can make the change for you. You may change your target death benefit once a policy year.

We may not approve a requested change if it will disqualify your policy as life insurance under federal income tax law. If we disapprove a change for any reason, we provide you with a notice of our decision. See Tax Considerations, page 61.

You may change your policy's stated death benefit on or after your first policy anniversary (first monthly processing date for an increase). You may not decrease the stated death benefit below the minimum we require to issue your policy.

Requested reductions in the death benefit will first decrease the target death benefit. We decrease your stated death benefit only after your adjustable term insurance rider coverage is reduced to zero. If you have more than one segment, we divide decreases in stated death benefit among your death benefit segments pro rata unless law requires differently.

You must provide satisfactory evidence that the insured person is still insurable to increase your death benefit. Unless you tell us differently, we assume your request for an increase in your target death benefit is a request for an increase to your stated death benefit. Thus, the amount of your adjustable term insurance rider will not change.

The initial death benefit segment, or first segment, is the stated death benefit on your policy's effective date. A requested increase in stated death benefit will cause a new segment to be created. Once we create a new segment, it is permanent unless law requires differently. The segment year runs from the segment effective date to its anniversary.

Each new segment may have:

  a new sales charge.
  new cost of insurance charges, guaranteed and current.
  a new incontestability period.
  a new suicide exclusion period.
  a new target premium.
  a new minimum annual premium during the special continuation period.
  new surrender charges.

We allocate the net amount at risk among death benefit segments in the same proportion that each segment bears to the total stated death benefit. Premium we receive after an increase is applied to your segments in the same proportion as the guideline annual premium (for FirstLine policies) and target premium (for FirstLine II policies) for each segment bears to the total guideline annual premium (for FirstLine policies) and target premium (for FirstLine II policies) for all segments. Sales charges are deducted from each segment's premium based on the length of time that segment has been effective.

If a death benefit option change causes the stated benefit to increase, no new segment is created. Instead, the size of each existing segment(s) is (are) changed. If it causes the stated death benefit to decrease, each segment is decreased.

There may be tax consequences as a result of a decrease in your death benefit, as well as a possible surrender charge. Decreasing the face amount of your policy could cause the policy to be classified as a modified endowment contract and could subject prior and subsequent distributions (including loans) from your policy to be subject to adverse tax treatment. You should consult a tax adviser before changing your

FirstLine/FirstLine II      33

death benefit amount. See Modified Endowment Contracts, page 63.

Guaranteed Minimum Death Benefit

Usually, your coverage lasts only as long as your net cash surrender value is enough to pay the monthly charges and your cash surrender value is more than your outstanding policy loan plus accrued loan interest. Your account value depends on:

  the timing and amount of any premium payments.
  the investment performance of the variable investment options.
  the interest you earn in the guaranteed interest division.
  the amount of your monthly charges.
  partial withdrawals you take.
  loan activity you may have.

The guaranteed minimum death benefit may be selected only at policy issue. This option extends the period that your policy's stated death benefit remains in effect even if the variable investment options perform poorly. See your policy to determine how your benefits are affected.

The FirstLine policy offers two guaranteed minimum death benefit options. These options vary primarily by the length of the guarantee period:

  The later of ten policy years or until the insured person is age 65.
  The lifetime of the insured person or to the policy anniversary nearest the insured person's 100th birthday (the maturity date).

The FirstLine II policy offers only one guaranteed minimum death benefit option. Under this option the guarantee period lasts until the insured person turns age 65 or ten policy years, whichever is later.

The guaranteed minimum death benefit coverage does not apply to riders, including the adjustable term insurance rider. Therefore, if your net cash surrender value is not enough to pay the deductions as they come due on your policy and if your policy is no longer in the special continuation period, only the stated death benefit portion of your coverage is guaranteed to stay in force. See Lapse, page 47.

Charges for your base coverage and, if you purchased a FirstLine policy, the guaranteed minimum death benefit are deducted each month to the extent that there is sufficient net account value to pay these charges. If there is not sufficient net account value to pay a charge, it is permanently waived. Deduction of charges will resume once there is sufficient net account value.

The guaranteed minimum death benefit feature is not available in some states.

Requirements to Maintain the Guarantee Period

To qualify for the guaranteed minimum death benefit you must pay premium at least equal to the guarantee period annual premium. The guarantee period monthly premium is one-twelfth of the guarantee period annual premium. Your net account value must meet certain diversification requirements. See Charges and Deductions, page 56.

For FirstLine policies, the guarantee period annual premium for the guaranteed minimum death benefit option 1 (the later of ten policy years or until the insured person is age 65) will be based on:

  the insured person's age, gender and premium class.
  the stated death benefit of your policy.
  riders on your policy.

The guarantee period annual premium for the guaranteed minimum death benefit option 2 (the lifetime of the insured person or to the maturity date) will be equal to the guideline annual premium determined under the federal income tax law definition of life insurance. The guarantee period annual premium for option 2 will be greater than that required for option 1.

Although the required guarantee period annual premium level is different for the two options, the guaranteed minimum death benefit operates similarly for either option.

For FirstLine II policies, your guarantee period annual premium is based on a percentage of the guideline level premium calculated under the federal

FirstLine/FirstLine II      34

tax laws. Your guideline level annual premium depends on:

  your policy's stated death benefit.
  the insured person's age, gender, premium class and underwriting characteristics.
  the death benefit option you chose.
  additional rider coverage on your policy.
  other additional benefits on your policy.

At each monthly processing date we test to see if you have paid enough premium to keep your guarantee in place. We calculate:

  actual premium we receive; minus
  the amount of any partial withdrawals you make; minus
  policy loan amounts you take with accrued loan interest. This amount must equal or exceed;
  the sum of the guarantee period monthly premium payments for each policy month starting with your first policy month through the end of the policy month that begins on the current monthly processing date.

You must continually meet the requirements of the guarantee period for this feature to remain in effect. We show the guarantee period annual premium on your policy schedule. If your policy benefits increase, the guarantee period annual premium increases.

In addition, the guarantee period ends if your net account value on any monthly processing date is not diversified as follows:

  your net account value is invested in at least five investment options; and
  no more than 35% of your net account value is in any one investment option.

Your policy will continue to meet the diversification requirements if:

  you have automatic rebalancing and you meet the two diversification tests listed above; or
  you have dollar cost averaging which results in transfers into at least four investment options with no more than 35% of any transfer directed to any one.

See Dollar Cost Averaging, page 43, and Automatic Rebalancing, page 44.

If you select the guaranteed minimum death benefit option, you must make sure your policy satisfies the premium test and diversification test. If your policy fails to satisfy either test and you own a FirstLine policy, we will send you a notice and give you a thirty day opportunity to correct the condition. If you do not correct it, this feature terminates. Once it terminates, you cannot reinstate the guaranteed minimum death benefit feature. The guarantee period annual premium then no longer applies to your policy.

Riders

Your policy may include benefits, attached by rider. A rider may have an additional cost. You may cancel riders at any time.

We may offer riders not listed here. Not all riders may be available under your policy. Contact your agent/registered representative for a list of riders and their availability.

Adding or canceling riders may have tax consequences. See Modified Endowment Contracts, page 63.

Adjustable Term Insurance Rider

You may increase your death proceeds by adding an adjustable term insurance rider. This rider allows you to schedule the pattern of death benefits appropriate for your anticipated needs. As the name suggests, the adjustable term insurance rider adjusts over time to maintain your desired level of coverage.

You specify a target death benefit when you apply for this rider. The target death benefit can be level for the life of your policy or can be scheduled to change at the beginning of a selected policy year(s). See Death Benefits, page 28.

We generally restrict your target death benefit to an amount not more than eleven times your stated death benefit at issue. In other words, if your stated death benefit is $100,000, then the maximum amount of target death benefit we allow you is $1,100,000.

FirstLine/FirstLine II      35

The adjustable term insurance rider death benefit is the difference between your target death benefit and your base death benefit, but not less than zero. The rider's death benefit automatically adjusts daily as your base death benefit changes. Your death benefit depends on which death benefit option is in effect:

Option 1: If option 1 is in effect, the total death benefit is the greater of:

  the target death benefit; or
  the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

Option 2: If option 2 is in effect, the total death benefit is the greater of:

  the target death benefit plus the account value; or
  the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

Option 3: For FirstLine policies, if option 3 is in effect, the total death benefit is the greater of:

  the target death benefit plus the sum of the premium payments we received minus partial withdrawals you have taken; or
  the account value multiplied by the appropriate factor from the death benefit factors in the policy.

For example, under option 1, assume your base death benefit changes as a result of a change in your account value. The adjustable term insurance rider adjusts to provide a death benefit equal to your target death benefit in each year:

Base Death Benefit	Target Death Benefit	Adjustable Term Insurance Rider Amount

$201,500	$250,000	$48,500
202,500	250,000	47,500
202,250	250,000	47,750

It is possible that the amount of your adjustable term insurance may be zero if your base death benefit increases enough. Using the same example, if the base death benefit under your policy grew to $250,000 or more, the adjustable term insurance would be zero.

Even when the adjustable term insurance is reduced to zero, your rider remains in effect until you remove it from your policy. Therefore, if later the base death benefit drops below your target death benefit, the adjustable term insurance rider coverage reappears to maintain your target death benefit.

You may change the target death benefit schedule after it is issued, based on our rules. See Changes in Death Benefit Amount, page 33.

We may deny future, scheduled increases to your target death benefit if you cancel a scheduled change or if you ask for an unscheduled decrease in your target death benefit.

Partial withdrawals, changes from death benefit option 1 to option 2, changes from death benefit option 1 to option 3 (only available under certain FirstLine policies) and base decreases may reduce your target death benefit. See Partial Withdrawals, page 45, and Changes in Death Benefit Options, page 31.

There is no defined premium for a given amount of adjustable term insurance coverage. Instead, we deduct a separate monthly cost of insurance charge from your account value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider coverage multiplied by the adjustable term death benefit in effect at the monthly processing date. The cost of insurance rates are determined by us from time to time. They are based on the issue age, gender and premium class of the insured person, as well as the length of time since your policy date.

The only charge for this rider is the cost of insurance charge. The total charges that you pay may be more or less if you have some coverage under an adjustable term insurance rider rather than as stated death benefit. There are no sales charges or surrender charges for this coverage.

If the target death benefit is increased by you after the adjustable term insurance rider is issued, we use the same cost of insurance rate schedule for the entire coverage for this rider. These rates are based on the original premium class even though

FirstLine/FirstLine II      36

satisfactory new evidence of insurability is required for the increased schedule. The monthly guaranteed maximum cost of insurance rates for this rider will be stated in the policy. See Cost of Insurance Charge, page 57.

Not all policy features apply to the adjustable term insurance rider. The rider does not contribute to the policy account value nor to surrender value. It does not affect investment performance and cannot be used for a policy loan. The adjustable term insurance rider provides benefits only at the insured person's death.

Accelerated Death Benefit Rider

This rider pays part of the death benefit to you if a qualified doctor diagnoses a terminal illness of the insured person. Receipt of such an accelerated payment reduces the death benefit of your policy and its net cash surrender value by the percentage of eligible coverage that is accelerated. For example, if the accelerated payment is 75% of the eligible coverage, the new death benefit will be 25% of the amount just prior to acceleration. Any rider on the insured under the basic policy will also be reduced in the same manner. No policy loans are permitted after this rider is exercised. There is no charge for this rider. There may be tax consequences to requesting payment under this rider. See Tax Status of the Policy, page 62.

Accidental Death Benefit Rider

This rider will pay the benefit amount selected if the insured person dies as a result of an accident. The insured person must be at least age 10 and no more than age 65. Minimum coverage is $5,000. Maximum coverage is the lesser of $200,000 or two times the stated death benefit. The maximum monthly charge for standard coverage under this rider is $0.13 per $1,000 of rider coverage depending on the insured person's age. The actual rates that apply to you may be lower and will be stated in your policy.

This rider is not available with FirstLine II policies.

Guaranteed Insurability Rider

This rider allows you to increase your stated death benefit without providing evidence of insurability. The insured person must be no more than age 60. Increases are limited in amount and timing. The maximum monthly charge for standard coverage under this rider is $0.55 per $1,000 of coverage depending on the insured person's age. The actual rates that apply to you may be lower and will be stated in your policy. You may not have both this rider and the guaranteed minimum death benefit rider.

This rider is not available with FirstLine II policies or with FirstLine policies issued on or after May 1, 1998.

Additional Insured Rider

This rider provides death benefits upon the death of a named immediate family member. The insured person can be no older than age 85. You may add up to nine additional insured riders to your policy. We require proof of insurability for each person. Minimum coverage for each person is $10,000. Maximum coverage for all additional insured persons is five times your total stated death benefit. There is no defined premium for a given amount of additional insured rider coverage. Instead, we deduct a separate monthly cost of insurance charge from your account value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider coverage(s) multiplied by the additional insured rider death benefit(s) in effect at the monthly processing date. The cost of insurance rates are determined by us from time to time. They are based on the issue age(s), gender(s) and premium class(es) of the insured person(s), as well as the length of time since your policy date. Rates for this rider will not exceed the levels in the 1980 Commissioner's Standard Ordinary Sex and Smoker Distinct Mortality Table. See Cost of Insurance Charge, page 57.

Children's Insurance Rider

This rider allows you to add death benefit coverage on your children. You may cover children upon birth or legal adoption without presenting evidence of insurability to us. Each child must be at least 14 days old and no more than age 18. The primary insured person must be no less than age 15 and no more than age 55. Minimum coverage per child is $1,000 and maximum coverage is $10,000. The

FirstLine/FirstLine II      37

monthly charge for this rider is $0.61 per $1,000 of rider coverage amount.

This rider is not available with FirstLine II policies.

Waiver of Cost of Insurance Rider

If the insured person becomes totally disabled while your policy is in force, this rider provides that we waive the monthly expense, cost of insurance and rider charges during the disability period. The insured person must be no less than age 10 and no more than age 55. The maximum monthly charge for standard coverage under this rider is $19.48 per $100 of rider coverage depending on the insured person's age. The actual rates that apply to you may be lower and will be stated in your policy. The cost of this rider is included as part of the monthly cost of insurance charge. See Cost of Insurance Charge, page 57.

If you add this rider to your policy, you may not add the waiver of specified premium rider. This rider is not available if your policy is issued based on guaranteed issue underwriting.

Waiver of Specified Premium Rider

If the insured person becomes totally disabled while your policy is in force, this rider provides that after a waiting period, we credit a specified premium amount monthly to your policy during the disability period. Subject to our underwriting, you specify this amount on the application for the policy. The insured person must be no less than age 10 and no more than age 55. The minimum coverage under this rider is $25 monthly. The maximum monthly charge for standard coverage under this rider is $12.70 per $100 of rider coverage depending on the insured person's age. If your policy is a guaranteed issue policy, the maximum monthly charge for standard coverage under this rider is $25.40 per $100 of coverage depending on the insured person's age. The actual rates that apply to you may be lower and will be stated in your policy. This rider is not available if your FirstLine policy is issued based on underwriting.

A policy may contain either the Waiver of Cost of Insurance Rider or the Waiver of Specified Premium Rider, but not both.

Special Features

Designated Deduction Option

You may designate one investment option from which we will deduct your monthly charges. You may make this designation at any time. You may not use the loan division as your designated deduction option.

If you do not elect a designated deduction investment option or the amount in your designated deduction investment option is not enough to cover the monthly charges, then your monthly charges are taken from the variable investment options and guaranteed interest division in the same proportion that your account value in each has to your total net account value on the monthly processing date.

Right to Change Policy

During the first 24 months after your policy date, you have the right to permanently change your policy to a guaranteed policy, unless state law requires differently. If you elect to make this change, unless state law requires that we issue to you a new guaranteed policy, we will transfer the amount you have in the variable investment options to the guaranteed interest division and allocate all future net premium to the guaranteed interest division. We do not allow future payments or transfers to the variable investment options after you exercise this right. We do not charge for this change. See Guaranteed Interest Division, page 23.

Policy Maturity

You may surrender your policy at any time. If, at the policy anniversary nearest the insured person's 100th birthday, you do not want the continuation of coverage feature, you should surrender the policy for the net account value and end coverage. Part of this payment may be taxable. You should consult your tax adviser.

Continuation of Coverage

The continuation of coverage feature automatically continues your insurance coverage in force beyond the policy anniversary nearest the insured person's

FirstLine/FirstLine II      38

100th birthday, unless prohibited by state law. If you do not surrender your policy before this date, on this date we:

  convert target death benefit to stated death benefit.
  convert death benefit option 2 and option 3 (available only under certain FirstLine policies) to death benefit option 1, if applicable.
  terminate all riders.
  transfer your net account value (excluding the amount in the loan division) into the guaranteed interest division.
  terminate dollar cost averaging and automatic rebalancing.

Your insurance coverage continues in force until the death of the insured person, unless the policy lapses or is surrendered. However:

  we accept no further premium payments;
  your monthly charges cease;
  we deduct no further charges except transaction fees, if applicable; and
  loan interest continues to accrue.

You may not make transfers into the variable investment options during the continuation of coverage period but you may take a policy loan or partial withdrawals. If we pay a persistency refund on the guaranteed interest division, it will be credited to your policy. See Persistency Refund, page 39.

If you have an outstanding policy loan, interest continues to accrue. If you fail to make sufficient loan or loan interest payments, it is possible that the loan balance plus accrued interest may become greater than your account value and cause your policy to lapse. To avoid lapse, you may repay the loan and loan interest during the continuation of coverage period.

If you wish to stop coverage during the continuation of coverage period, you may surrender your policy and receive the net account value. There is no surrender charge during this period. All other normal consequences of surrender apply. See Surrender, page 49.

The continuation of coverage feature is not available in all states. If a state has approved this feature, it is an automatic feature and you do not need to take any action to activate it. In certain states the death benefit during the continuation of coverage period is the account value. Contact your agent/registered representative or our customer service center to find out if this feature is available in your state and which type of death benefit applies in your state.

The tax consequences of coverage continuing beyond the insured person's 100th birthday are uncertain. You should consult a tax adviser as to those consequences. See Continuation of Policy beyond Age 100, page 64.

Persistency Refund

Where state law permits, we pay long-term policy owners a persistency refund. Each month your policy remains in force after your tenth policy anniversary, we credit your account value with a refund of 0.04167% of account value for FirstLine policies and 0.05% of account value for FirstLine II policies. This refund is 0.5% of your account value on an annual basis for FirstLine policies and 0.6% of your account value on an annual basis for FirstLine II policies.

For FirstLine II policies, we do not guarantee that we will pay a persistency refund on the guaranteed interest division. If we do, however, we will pay it even if your policy is in the continuation of coverage period.

We add the persistency refund to the variable investment options and guaranteed interest division, but not the loan division, in the same proportion that your account value in each investment option has to your net account value as of the monthly processing date.

Here are two examples of how the persistency refund may affect your account value:

Example 1: Your FirstLine II policy has no loan:

  account value = $10,000 (all in the variable investment options)
  monthly persistency refund rate = .0005
  persistency refund = 10,000 x .0005 = $5.00

FirstLine/FirstLine II      39

	Value Before Persistency Refund	Value After Persistency Refund
Variable Investment Options	$10,000.00	$10,005.00

Example 1: Your FirstLine policy has no loan:

  account value = $10,000 (all in the variable investment options)
  monthly persistency refund rate = .0004167
  persistency refund = 10,000 x 0004167 = $4.17
	Value Before Persistency Refund	Value After Persistency Refund
Variable Investment Options	$10,000.00	$10,004.17

Example 2: Your FirstLine II policy does have a loan:

  account value = $10,000
  account value in the variable investment options = $6,000
  account value in the loan division = $4,000
  monthly persistency refund rate = .0005
  persistency refund = 10,000 x .0005 = $5.00
	Value Before Persistency Refund	Value After Persistency Refund
Variable Investment Options	$6,000.00	$6,005.00
Loan	$4,000.00	$4,000.00

Example 2: Your FirstLine policy does have a loan:

  account value = $10,000
  account value in the variable investment options = $6,000
  account value in the loan division = $4,000
  monthly persistency refund rate = .0004167
  persistency refund = 10,000 x .0004167 = $4.17
	Value Before Persistency Refund	Value After Persistency Refund
Variable Investment Options	$6,000.00	$6,004.17
Loan	$4,000.00	$4,000.00

Policy Values

Account Value

Your account value is the total amount you have in the guaranteed interest division, the variable investment options and the loan division. Your account value reflects:

  net premium applied.
  charges deducted.
  partial withdrawals taken.
  investment performance of the investment portfolios.
  interest earned on the guaranteed interest division.
  interest earned on the loan division.

Net Account Value

Your policy's net account value is your account value minus the amount of your outstanding policy loan and accrued loan interest, if any.

Cash Surrender Value

Your cash surrender value is your account value minus any surrender charge due.

Net Cash Surrender Value

Your net cash surrender value is your cash surrender value minus the amount of your outstanding policy loan and accrued loan interest, if any.

FirstLine/FirstLine II      40

Determining Values in the Variable Investment Options

The amounts in the variable investment options are measured by accumulation units and accumulation unit values. The value of each variable investment option is the accumulation unit value for that option multiplied by the number of accumulation units you own in that option. Each variable investment option has a different accumulation unit value.

The accumulation unit value is the value determined on each valuation date. The accumulation unit value of each variable investment option varies with the investment performance of the underlying investment portfolio. It reflects:

  investment income
  realized and unrealized gains and losses
  investment portfolio expenses
  daily mortality and expense risk charges.
  taxes, if any.

A valuation date is one on which the net asset value of the investment portfolio shares and unit values of the variable investment options are determined. Valuation dates are each day the New York Stock Exchange ("NYSE") and the company's customer service center are open for business, except for days on which an investment portfolio does not value its shares or any other day as required by law. Each valuation date ends at 4:00 p.m. Eastern time. Our customer service center may not be open on major holidays.

You purchase accumulation units when you allocate premium or make transfers to a variable investment option, including transfers from the loan division.

We redeem accumulation units:

  when amounts are transferred from a variable investment option (including transfers to the loan division).
  for the monthly deductions from your account value.
  for policy transaction fees.
  for surrender charges.
  when you take a partial withdrawal.
  if you surrender your policy.
  to pay the death proceeds.

To calculate the number of accumulation units purchased or sold we divide the dollar amount of your transaction by the accumulation unit value for the variable investment option calculated at the close of business on the valuation date of the transaction.

The date of a transaction is the date we receive your premium or transaction request at our customer service center, so long as the date of receipt is a valuation date. We use the accumulation unit value which is next calculated after we receive your premium or transaction request and we use the number of accumulation units attributable to your policy on the date of receipt.

We take monthly deductions from your account value on the monthly processing date. If your monthly processing date is not a valuation date, the monthly deduction is processed on the next valuation date.

The value of amounts allocated to the variable investment options goes up or down depending on investment performance of the corresponding investment portfolios.

For amounts in the variable investment options, there is no guaranteed minimum value.

How We Calculate Accumulation Unit Values

We determine accumulation unit values on each valuation date.

We generally set the accumulation unit value for a variable investment option at $10 when the investment option is first opened. After that, the accumulation unit value on any valuation date is:

  the accumulation unit value for the preceding valuation date multiplied by the variable investment option's accumulation experience factor for the valuation period.

Every valuation period begins at 4:00 p.m. Eastern time on a valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.

FirstLine/FirstLine II      41

We calculate an accumulation experience factor for each variable investment option every valuation date as follows:

  We take the net asset value of the underlying investment portfolio shares as reported to us by the investment portfolio managers as of the close of business on that valuation date.
  We add dividends or capital gain distributions declared and reinvested by the investment portfolio during the current valuation period.
  We subtract a charge for taxes, if applicable.
  We divide the resulting amount by the net asset value of the shares of the underlying investment portfolio at the close of business on the previous valuation date.
  We then subtract the mortality and expense risk charge. The daily charge is .002055% (.75% annually) of the accumulation unit value. If the previous day was not a valuation date, this charge is multiplied by the number of days since the last valuation date.

Transfer of Account Value

You generally may make transfers of your account value among the variable investment options and the guaranteed interest division. If your state requires a refund of premium during the free look period, you may not make transfers until after your free look period ends.

Currently, we do not limit your number of transfers, but we reserve the right to do so if we determine the trading within your policy is excessive. You may not make transfers during the continuation of coverage period. See Excessive Trading, page 42, and Continuation of Coverage, page 38.

You may make transfer requests in writing, or by telephone if you have telephone privileges, to our customer service center. You may fax your request to us. Telephone and facsimile transfers may not always be available. Telephone or fax systems, whether ours, yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request in writing.

Your transfer takes effect on the valuation date we receive your request. The minimum amount you may transfer is $100. This minimum does not need to come from one investment option or be transferred to one investment option as long as the total amount you transfer is at least $100. However, if the amount remaining in an investment option is less than $100 and you make a transfer request, we transfer the entire amount.

Excessive Trading

Excessive trading activity can disrupt investment portfolio management strategies and increase portfolio expenses through:

  increased trading and transaction costs
  forced and unplanned portfolio turnover
  lost opportunity costs
  large asset swings that decrease the investment portfolio's ability to provide maximum investment return to all policyowners.

In response to excessive trading, we may place restrictions or refuse transfers and impose a fee for each future transfer of up to $25. We will take such actions when we determine, in our sole discretion, that transfers are harmful to the investment portfolios or to policyowners as a whole.

Guaranteed Interest Division Transfers

Transfers into the guaranteed interest division are not restricted.

You may transfer amounts from the guaranteed interest division only in the first 30 days of each policy year. Transfer requests received within 30 days before your policy anniversary will occur on your policy anniversary. A request received by us within 30 days after your policy anniversary is effective on the valuation date we receive it. Transfer requests made at any other time will not be processed. The minimum amount you may transfer is $100.

FirstLine/FirstLine II      42

Transfers from the guaranteed interest division in each policy year are limited to the largest of:

  25% of your guaranteed interest division balance at the time of your first transfer or withdrawal out of it in that policy year; or
  the sum of the amounts you have transferred and withdrawn from the guaranteed interest division in the prior policy year; or
  $100.

Dollar Cost Averaging

If your policy has at least $10,000 invested in the Fidelity VIP Money Market Portfolio, you may elect dollar cost averaging. There is no charge for this feature.

Dollar cost averaging does not assure a profit nor does it protect you against a loss in a declining market.

The main goal of dollar cost averaging is to help protect your policy values from short-term price changes. This systematic plan of transferring account values is intended to reduce the risk of investing too much when the price of a portfolio's shares is high. It also reduces the risk of investing too little when the price of a portfolio's shares is low. Since you transfer the same dollar amount to the variable investment options each period, you purchase more units when the unit value is low and you purchase fewer units when the unit value is high.

You may add dollar cost averaging to your policy at any time. The first dollar cost averaging date must be at least one day after we receive your dollar cost averaging request. If your state requires a refund of all premium received during the free look period, dollar cost averaging begins after the end of your free look period.

With dollar cost averaging, you designate either a dollar amount or a percentage of your account value to be automatically transferred at regular intervals from the Fidelity VIP Money Market Portfolio to one or more other variable investment options. Fractional percentages, stated to the nearest tenth, are permitted. You may not use the guaranteed interest division or the loan division in dollar cost averaging.

The minimum percentage you may transfer to one investment option is 1% of the total amount you transfer. You must transfer at least $100 on each dollar cost averaging transfer date.

Dollar cost averaging may occur on the same day of the month on a monthly, quarterly, semi-annual or annual basis. Unless you tell us otherwise, dollar cost averaging automatically takes place monthly on the monthly processing date.

You may have both dollar cost averaging and automatic rebalancing at the same time. However, your dollar cost averaging source portfolio cannot be included in your automatic rebalancing program.

Changing Dollar Cost Averaging

If you have telephone privileges, you may change the program by telephoning our customer service center or you may fax your request to us. Telephone and facsimile transfers may not always be available. Telephone or fax systems, whether ours, yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request in writing. See Telephone Privileges, page 52.

Terminating Dollar Cost Averaging

You may cancel dollar cost averaging by sending satisfactory notice to our customer service center. We must receive it at least one day before the next dollar cost averaging date.

Dollar cost averaging will terminate on the date:

  you specify.
  your balance in the source portfolio reaches a dollar amount you set.
  the amount in the source portfolio is equal to or less than the amount to be transferred. We will transfer the remaining amount and dollar cost averaging ends.

FirstLine/FirstLine II      43

Automatic Rebalancing

Automatic rebalancing is a method of maintaining a consistent approach to investing account values over time and simplifying the process of asset allocation among your chosen investment options. There is no charge for this feature.

If you choose this feature, on each rebalancing date we transfer amounts among the investment options to match your pre-set automatic rebalancing allocation. You may select allocation percentages stated to the nearest tenth. After the transfer, the ratio of your account value in each investment option to your total account value for all investment options included in automatic rebalancing matches the automatic rebalancing allocation percentage you set for that investment option. This action rebalances the amounts in the investment options that do not match your set allocation. This mismatch can happen if an investment option outperforms the other investment options for that time period.

You may choose automatic rebalancing on your application or later by completing our customer service form. Automatic rebalancing may occur on the same day of the month on a monthly, quarterly, semi-annual or annual basis. If you do not specify a frequency, automatic rebalancing will occur quarterly.

The first transfer occurs on the date you select (after your free look period if your state requires return of premium during the free look period). If you do not request a date, processing is on the last valuation date of the calendar quarter in which we receive your request.

You may have both automatic rebalancing and dollar cost averaging at the same time. However, the source portfolio for your dollar cost averaging cannot be included in your automatic rebalancing program. You may not include the loan division.

Changing Automatic Rebalancing

You may change your allocation percentages for automatic rebalancing at any time. Your allocation change is effective on the valuation date that we receive it at our customer service center. If you reduce the amount allocated to the guaranteed interest division, it is considered a transfer from that division. You must meet the requirements for the maximum transfer amount and time limitations on transfers from the guaranteed interest division. See Transfer of Account Value, page 42.

If you have the guaranteed minimum death benefit and you ask for an automatic rebalancing allocation which does not meet the guaranteed minimum death benefit diversification requirements, we will notify you and ask you for revised instructions. See Guaranteed Minimum Death Benefit, page 34.

Terminating Automatic Rebalancing

You may terminate automatic rebalancing at any time, as long as we receive your notice of termination at least one day before the next automatic rebalancing date.

If you have the guaranteed minimum death benefit and you terminate automatic rebalancing, you still must meet the account value diversification requirements for the guarantee period to continue. See Guaranteed Minimum Death Benefit, page 34.

Policy Loans

You may borrow from your policy at any time after the first monthly processing date, by using your policy as security for a loan, or as otherwise required by law. The amount you borrow (policy loan) is:

  the total amount you borrow from your policy; plus
  policy loan interest that is capitalized when due; minus
  policy loan or interest repayments you make.

Unless law requires differently, a new policy loan must be at least $100. The maximum amount you may borrow on any valuation date, unless required differently by law, is your net cash surrender value minus the monthly deductions to your next policy anniversary or 13 monthly deductions if you take a loan within thirty days before your next policy anniversary.

FirstLine/FirstLine II      44

Your request for a policy loan must be directed to our customer service center. If you have telephone privileges, you may request a policy loan for less than $25,000 by telephone or fax. Telephone and facsimile transactions may not always be available. Telephone or fax systems, whether ours, yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transaction request in writing. See Telephone Privileges, page 52.

When you request a loan you may specify the investment options from which the loan will be taken. If you do not specify the investment options, the loan will be taken proportionately from each active investment option you have, including the guaranteed interest division.

Currently, loan interest charges on your policy loan accrue daily at an annual interest rate of 3.75% for FirstLine policies and 4.75% for FirstLine II policies. Interest is due in arrears on each policy anniversary. If you do not pay it when due, we add it to your policy loan balance.

When you take a policy loan, we transfer an amount equal to your policy loan to the loan division. We follow this same process for loan interest due at your policy anniversary. The loan division is part of our general account specifically designed to hold collateral for policy loans and interest. We credit the loan division with interest at an annual rate of 3% for FirstLine policies and 4% for FirstLine II policies.

If you request an additional loan, we add the new loan amount to your existing policy loan. This way, there is only one loan outstanding on your policy at any time.

Loan Repayment

You may repay your policy loan at any time. We assume that payments you make, other than scheduled premium payments, are policy loan repayments. You must tell us if you want payments to be premium payments.

When you make a loan repayment, we transfer an amount equal to your payment from the loan division to the variable investment options and the guaranteed interest division in the same proportion as your current premium allocation, unless you tell us otherwise.

Effects of a Policy Loan

Taking a loan decreases the amount you have in the investment options. Accruing loan interest will change your net account value as compared to what it would have been if you did not take a loan.

Even if you repay your loan, it has a permanent effect on your account value. The benefits under your policy may be affected.

The loan is a first lien on your policy. If you do not repay your policy loan, we deduct your outstanding policy loan and accrued loan interest from the death proceeds or the cash surrender value when payable.

A policy loan may affect the guaranteed minimum death benefit feature and the length of time your policy remains in force. If you do not make loan payments your policy could lapse. Policy loans may cause your policy to lapse if your cash surrender value minus policy loan amounts and accrued loan interest is not enough to pay your deductions each month. See Lapse, page 47.

Policy loans may have tax consequences. If your policy lapses with a loan outstanding, you may have further tax consequences. See Distributions Other than Death Benefits, page 63.

If you use the continuation of coverage feature and you have a policy loan, loan interest continues to accrue.

Partial Withdrawals

You may request a partial withdrawal to be processed on any valuation date after your first policy anniversary by contacting our customer service center. If your policy qualifies as being "in corridor" you may make partial withdrawals prior to your first anniversary.

FirstLine/FirstLine II      45

A policy is "in corridor" if:

  under death benefit option 1, your account value multiplied by the appropriate factor from Appendix A or B is greater than your stated death benefit.
  under death benefit option 2, your account value multiplied by the appropriate factor from Appendix A or B is greater than your stated death benefit plus your account value.
  under death benefit option 3 (available only under certain FirstLine policies), your account value multiplied by the appropriate factor from Appendix A or B is greater than your stated death benefit plus the sum of your premium payments minus partial withdrawals.

You make a partial withdrawal by withdrawing part of your net cash surrender value. If your request is by telephone or fax, it must be for less than $25,000 and may not cause a decrease in your death benefit. Otherwise, your request must be in writing. Telephone and facsimile transactions may not always be available. Telephone or fax systems, whether ours, yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transaction request in writing. See Telephone Privileges, page 52.

You may take up to twelve partial withdrawals per policy year. The minimum partial withdrawal you may take is $100. The maximum partial withdrawal you may take is the amount which leaves $500 as your net cash surrender value. The maximum withdrawal from an "in corridor" policy prior to the first policy anniversary is limited to the amount that would cause your policy to no longer qualify as "in corridor." If you request a withdrawal of more than this maximum, we require you to surrender your policy or reduce the withdrawal.

When you take a partial withdrawal, we deduct your withdrawal amount plus a partial withdrawal fee from your account value. We may deduct a surrender charge from your account value if your partial withdrawal causes a reduction in your stated death benefit. See Charges and Deductions, page 56.

Partial withdrawals do not reduce the stated death benefit if your base death benefit has been increased to qualify your policy as life insurance under the federal income tax laws and if you withdraw an amount that is no greater than the amount that reduces your account value to a level which no longer requires your base death benefit to be increased to qualify as life insurance for federal income tax law purposes. See Tax Status of the Policy, page 62.

We require a minimum death benefit to issue your policy. You are not allowed to take a partial withdrawal if it reduces your death benefit below this minimum.

When you request a partial withdrawal you may specify the investment options from which the partial withdrawal will be taken. If you do not specify one, we will take a partial withdrawal from the guaranteed interest division and the variable investment options in the same proportion that each has to your net account value immediately before your withdrawal. If you select the guaranteed interest division, however, the amount withdrawn from it may not be for more than your total withdrawal multiplied by the ratio of your account value in the guaranteed interest division to your total net account value immediately before the partial withdrawal.

Partial withdrawals may have adverse tax consequences. See Distributions Other than Death Benefits, page 63.

Partial Withdrawals under Death Benefit Option 1

If you selected death benefit option 1, it is your first partial withdrawal of the policy year, no more than fifteen years have passed since your policy date and the insured person is not yet age 81, then you may make a partial withdrawal of up to the greater of 10% of your account value or 5% of your stated death benefit without decreasing your stated death benefit.

FirstLine/FirstLine II      46

Otherwise, amounts withdrawn in excess of the greater of 10% of your account value or 5% of your stated death benefit will reduce your stated death benefit by the amount of the withdrawal and may be subject to a surrender charge, unless your policy death benefit has been increased to meet the federal income tax definition of life insurance. Then at least part of your partial withdrawal may be taken without reducing your stated death benefit.

Partial Withdrawals under Death Benefit Option 2

If you have selected death benefit option 2, a partial withdrawal does not reduce your stated or target death benefit. However because your account value is reduced, we reduce the total death benefit by at least the partial withdrawal amount.

Partial Withdrawals under Death Benefit Option 3

If you have selected death benefit option 3 (available only under certain FirstLine policies) and your partial withdrawal is less than the total premium we have received minus the total of your partial withdrawals, then your stated death benefit will not be reduced. However because your account value is reduced, your total death benefit is reduced.

Under death benefit option 3, a partial withdrawal will reduce the stated death benefit by the amount of the partial withdrawal in excess of the total premium we have received minus the total of your partial withdrawals.

If a partial withdrawal reduces the stated death benefit, the target death benefit for the current year and all future years will be reduced by an amount equal to the reduction in the stated death benefit.

If your partial withdrawal is more than the total premium we have received minus the total of your prior partial withdrawals, a two step process is used:

  Your withdrawal of the amount that makes premium received minus all partial withdrawals equal to zero is taken; then
  The excess withdrawal amount you requested will reduce your stated death benefit if:
the excess amount is greater than 10% of your account value after step "1" above; or the excess amount is greater than 5% of your stated death benefit.

A reduction in the stated death benefit as a result of partial withdrawal will be pro-rated among the existing death benefit segments, unless state law requires otherwise. Target premium will be adjusted for the reduced stated death benefit.

Lapse

Your insurance coverage continues as long as your net cash surrender value is enough to pay your deductions each month. Lapse does not apply if either the guaranteed minimum death benefit feature or the special continuation period is in effect and you have met all requirements. See Special Continuation Period, page 27, and Guaranteed Minimum Death Benefit, page 34.

If you have an outstanding policy loan, your policy will lapse if the loan plus accrued interest is more than your account value. Thus, during the continuation of coverage period, the policy could lapse if there is an outstanding policy loan even though there are no further monthly deductions.

Grace Period

Your policy enters a 61-day lapse grace period if, on a monthly processing date your net cash surrender value is zero (or less); the three-year special continuation period has expired, or you have not paid the required special continuation period premium; and you do not have the guaranteed minimum death benefit or it has expired or terminated.

We notify you that your policy is in a grace period at least 30 days before it ends. We send this notice to you (or a person to whom you have assigned your policy) at your last known address in our records. We notify you of the premium payment necessary to prevent your policy from lapsing. This amount generally is the past due charges, plus your estimated monthly policy and rider deductions for the next two months. If the insured person dies during the grace period we do pay death proceeds to

FirstLine/FirstLine II      47

your beneficiaries with reductions for your policy loan balance, accrued loan interest and monthly deductions owed.

For FirstLine II policies, no lapse notice will be sent to you if the guaranteed minimum death benefit is going to lapse. For FirstLine policies, we will send you a lapse notice if the guaranteed minimum death benefit is going to lapse.

If we receive payment of the required amount before the end of the grace period, we apply it to your account value in the same manner as your other premium payments, then we deduct the overdue amounts from your account balance.

If you do not pay the full amount within the 61-day grace period, your policy and its riders lapse without value. We withdraw your remaining account balance from the variable investment options and guaranteed interest division. We deduct amounts you owe us including surrender charges and inform you that your coverage has ended.

If You Have the Guaranteed Minimum Death Benefit in Effect

After the special continuation period has ended and if the guaranteed minimum death benefit is in effect, your policy's stated death benefit will not lapse during the guarantee period. This is true even if your net cash surrender value is not enough to cover the deductions from your account value on your monthly processing date. See Guaranteed Minimum Death Benefit, page 34.

Lapse Summary

Special Continuation Period		Guaranteed Minimum Death Benefit
If you meet the requirements	If you do not meet the requirements or it is no longer in effect	If you meet the requirements	If you do not meet the requirements or it is no longer in effect
Your policy does not lapse if you do not have enough net cash surrender value to pay the monthly charges. The charges continue to be deducted and may cause a negative net cash surrender value during the special continuation period. At the end of the special continuation period, you must pay enough premium to bring the net cash surrender value to zero plus the amount that covers your estimated monthly charges for the following two months or your policy will lapse. 	Your policy enters the grace period if your net cash surrender value is not enough to pay the monthly charges, or if your loan plus accrued loan interest is more than your cash surrender value. If you do not pay enough premium to cover the past due monthly charges and interest due plus the monthly charges and interest due through the end of the grace period, your policy lapses.	Your policy does not lapse if you do not have enough net cash surrender value to pay the monthly charges. However, if you have riders, they lapse after the grace period and only your base coverage remains in force. Charges for your base coverage are then deducted each month to the extent that there is sufficient net account value to pay them. If there is not sufficient net account value to pay a charge, it is permanently waived.	Your policy enters the grace period if your net cash surrender value is not enough to pay the monthly charges, or if your loan plus accrued loan interest is more than your cash surrender value. If you do not pay enough premium to cover the past due monthly charges and interest due plus the monthly charges and interest due through the end of the grace period, your policy lapses.

FirstLine/FirstLine II      48

Reinstatement

If you do not pay enough premium before the end of the grace period, your policy lapses. You may still reinstate your policy and its riders (other than the guaranteed minimum death benefit) within five years of the end of the grace period.

Unless state law requires differently, we will reinstate your policy and riders if:

  you are the owner and have not surrendered your policy
  you provide satisfactory evidence that the insured person (including those under your riders) is still insurable according to our normal rules of underwriting we receive enough premium to keep your policy and riders in force from the beginning to the end of the grace period and for two months after the reinstatement date.

Reinstatement is effective on the monthly processing date following our approval of your reinstatement application. When we reinstate your policy, we reinstate the surrender charges for the amount and time remaining when your policy lapsed. If you had a policy loan when coverage ended, we reinstate it with accrued loan interest to the date of lapse. The cost of insurance charges at the time of reinstatement are adjusted to reflect the time since the lapse.

We apply net premium received after reinstatement according to your most recent instructions which may be those in effect at the start of the grace period.

A policy that is reinstated more than 90 days after lapsing will be classified as a modified endowment contract for tax purposes. See Modified Endowment Contracts, page 63.

Surrender

You may surrender your policy for its net cash surrender value any time after the free look period while the insured person is alive. You may take your net cash surrender value in other than one payment.

We compute your net cash surrender value as of the valuation date we receive your written surrender request and policy (or lost policy form) at our customer service center. All insurance coverage ends on the date we receive your surrender request and policy. See Policy Values, page 40, and Settlement Provisions, page 53.

If you surrender your policy during the first fourteen policy or segment years we deduct a surrender charge from your net account value. If you surrender your policy during the early years, you may have little or no net cash surrender value. See Surrender Charge, page 58.

We do not pro-rate or add back to your account value charges or expenses which we deducted before your surrender.

Surrender of your policy may have adverse tax consequences. See Distributions Other than Death Benefits, page 63.

General Policy Provisions

Free Look Period

You have the right to examine your policy and return it (for any reason) to us within the period shown in the policy. The right to examine your policy (also called free look period) starts on the date you receive it. If you return your policy to us within your state's specified time limit, we cancel it as of your policy date.

If you cancel your policy during this free look period, you will receive a refund as determined by law. Generally, there are two types of free look refunds:

  some states require a return of all premium we receive.
  other states require payment of account value plus a refund of all charges deducted.

Your policy will specify what type of free look refund applies in your state. The type of free look refund will affect when premium we receive before the end of the free look period is allocated into the variable investment options. See Allocation of Net Premium, page 27.

FirstLine/FirstLine II      49

Your Policy

The contract between you and us is the combination of:

  your policy (or certificate)
  a copy of your original application and applications for benefit increases or decreases your riders
  endorsements
  policy schedule pages
  reinstatement applications.

If you make a change to your coverage, we give you a copy of your changed application and new policy schedules. If you send your policy to us, we attach these items to your policy and return it to you. Otherwise, you need to attach them to your policy.

Unless there is fraud, we consider all statements made in an application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.

A president or other officer of our company and our secretary or assistant secretary must sign all changes or amendments to your policy. No other person may change its terms or conditions.

Guaranteed Issue

We may offer policies on a guaranteed issue basis for certain individuals, groups or sponsored arrangements. We issue these policies up to a preset face amount with reduced evidence of insurability. Guaranteed issue policies carry a different mortality risk compared with policies that are fully underwritten, and we may charge different cost of insurance rates for guaranteed issue policies. The cost of insurance rates under these circumstances may depend on the:

  issue age of the insured person or people
  risk class of the insured person or people
  size of the group, if any
  total premium the person or group pays.

Generally, most guaranteed issued policies have higher overall charges for insurance than a similar underwritten policy issued in the standard tobacco non-user or standard tobacco user class. This means that the insured person in a group or sponsored arrangement could get individual, fully underwritten insurance coverage at a lower overall cost.

Age

We issue your policy at the insured person's age (stated in your policy schedule) based on the nearest birthday to the policy date. On the policy date, the insured person generally should be no older than age 85. The minimum age to issue a policy for tobacco users is age 15. For guaranteed issue policies, the maximum issue age generally is 70.

We often use age to calculate rates, charges and values. We determine the insured person's age at a given time by adding the number of completed policy years to the age calculated at issue and shown in the schedule.

Ownership

The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive benefits during the life of the insured person. These rights include the right to change the owner, beneficiaries or the method designated to pay death proceeds.

As a matter of law, all rights of ownership are limited by the rights of any person who has been assigned rights under the policy and any irrevocable beneficiaries.

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded at our customer service center. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

Beneficiaries

You, as owner, name the beneficiaries when you apply for your policy. The primary beneficiaries who survive the insured person receives the death proceeds. Other surviving beneficiaries receive death proceeds only if there is no surviving primary beneficiaries. If more than one beneficiary survives the insured person, they share the death proceeds equally, unless you specify otherwise. If none of

FirstLine/FirstLine II      50

your policy beneficiaries has survived the insured person, we pay the death proceeds to you or to your estate, as owner.

You may name new beneficiaries during the insured person's lifetime. We pay death proceeds to the beneficiaries whom you have most recently named according to our records. We do not make payments to multiple sets of beneficiaries. The designation of certain beneficiaries may have tax consequences. See Other, page 65.

Collateral Assignment

You may assign your policy by sending written notice to us. After we record the assignment, your rights as owner and the beneficiaries' rights (unless the beneficiaries were made irrevocable beneficiaries under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid. The transfer or assignment of a policy may have tax consequences. See Other, page 65.

Incontestability

After your policy has been in force and the insured person is alive for two years from your policy date, and from the effective date of any new segment, an increase in any other benefit or reinstatement, we will not question the validity of statements in your applicable application.

Misstatements of Age or Gender

Notwithstanding the Incontestability provision above, if the insured person's age or gender has been misstated, we adjust the death benefit to the amount which would have been purchased for the insured person's correct age and gender. We base the adjusted death benefit on the cost of insurance charges deducted from your account value on the last monthly processing date before the insured person's death, or as otherwise required by law.

If unisex cost of insurance rates apply, we do not make any adjustments for a misstatement of gender.

Suicide

If the insured person commits suicide (while sane or insane), within two years of your policy date, unless otherwise required by law, we limit death proceeds to:

  the total premium we receive to the time of death; minus outstanding policy loan and accrued loan interest; minus
  partial withdrawals taken.

We make a limited payment to the beneficiaries for a new segment or other increase if the insured person commits suicide (while sane or insane), within two years of the effective date of a new segment or within two years of an increase in any other benefit, unless otherwise required by law. The limited payment is equal to the cost of insurance and monthly expense charges which were deducted for the increase.

Transaction Processing

Generally, within seven days of when we receive all information required to process a payment, we pay:

  death proceeds
  net cash surrender value
  partial withdrawals
  loan proceeds.

We may delay processing these transactions if:

  the NYSE is closed for trading
  trading on the NYSE is restricted by the SEC
  there is an emergency so that it is not reasonably possible to sell securities in the variable investment options or to determine the value of an investment option's assets a governmental body with jurisdiction over the separate account allows suspension by its order.

SEC rules and regulations generally determine whether or not these conditions exist.

We execute transfers among the variable investment options as of the valuation date of our receipt of your request at our customer service center.

We determine the death benefit as of the date of the insured person's death. The death proceeds are not affected by subsequent changes in the value of the variable investment options.

FirstLine/FirstLine II      51

We may delay payment from our guaranteed interest division for up to six months, unless law requires otherwise, of surrender proceeds, withdrawal amounts or loan amounts. If we delay payment more than 30 days, we pay interest at our declared rate (or at a higher rate if required by law) from the date we receive your complete request.

Notification and Claims Procedures

Except for certain authorized telephone requests, we must receive in writing any election, designation, change, assignment or request made by the owner.

You must use a form acceptable to us. We are not liable for actions taken before we receive and record the written notice. We may require you to return your policy for policy changes or if you surrender it.

If the insured person dies while your policy is in force, please let us know as soon as possible. We will send you instructions on how to make a claim. As proof of the insured person's death, we may require proof of the deceased insured person's age and a certified copy of the death certificate.

The beneficiaries and the deceased insured person's next of kin may need to sign authorization forms. These forms allow us to get information such as medical records of doctors and hospitals used by the deceased insured person.

Telephone Privileges

If your policy was delivered on or after May 1, 1999, telephone privileges are automatically provided to you and your agent/registered representative, unless you decline it on the application or contact our customer service center. If your policy was delivered before May 1, 1999, you may choose telephone privileges by completing our customer service form and returning it to our customer service center. Telephone privileges allow you or your agent/registered representative to call our customer service center to:

  make transfers.
  change premium allocations.
  change your dollar cost averaging and automatic rebalancing programs.
  request partial withdrawals.
  request a policy loan.

Our customer service center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:

  requiring some form of personal identification
  providing written confirmation of any transactions
  tape recording telephone calls.

By accepting telephone privileges, you authorize us to record your telephone calls with us. If we use reasonable procedures to confirm instructions, we are not liable for losses from unauthorized or fraudulent instructions. We may discontinue this privilege at any time.

Non-participation

Your policy does not participate in the surplus earnings of ING Security Life.

Distribution of the Policies

The principal underwriter (distributor) for our policies is ING America Equities, Inc., an affiliate and a wholly owned subsidiary of ING Security Life. It is registered as a broker/dealer with the SEC and the NASD. We pay ING America Equities, Inc., under a distribution agreement.

We sell our policies through licensed insurance agents who are registered representatives of affiliated and unaffiliated broker/dealers. The affiliated broker/dealers may include:

  VESTAX Securities Corporation,
  Locust Street Securities, Inc.,
  Multi-Financial Securities Corporation,
  IFG Network Securities, Inc.,
  Financial Network Investment Corporation,
  Washington Square Securities, Inc.,
  Guaranty Brokerage Services, Inc.,
  ING Financial Advisers, LLC
  PrimeVest Financial Services, Inc.,
  Granite Investment Services, Inc.,
  Financial Northeastern Securities, Inc.,
  Aeltus Capital, Inc.,
  BancWest Investment Services, Inc.,
  Baring Investment Services, Inc.,
  Compulife Investor Services, Inc.,
  Directed Services, Inc.,

FirstLine/FirstLine II      52

  ING Barings Corp.,
  ING Direct Funds Limited,
  ING DIRECT Securities, Inc.,
  ING Funds Distributor, Inc.,
  ING TT&S (U.S.) Securities, Inc.,
  Systematized Benefits Administrators, Inc.,
  United Variable Services, Inc.

All broker/dealers who sell this policy have entered into selling agreements with us. Under these selling agreements, we pay a distribution allowance to broker/dealers, who pay commissions to their agents/registered representatives who sell this policy.

The distribution allowance is up to 95% of the first target premium we receive. For premium we receive over your first target premium, the distribution allowance is paid at a significantly lower rate in all later years.

Although it varies by policy, we estimate the typical first-year compensation payable to a selling broker/dealer if a policy pays target premium to be $14 per $1,000 of death benefit.

Broker/dealers receive annual renewal payments (trails) of up to 0.10% of the average net account value at the beginning of the eleventh policy year or for FirstLine policies, after we receive more than the guideline single premium according to the federal income tax definition of life insurance.

We pay wholesaler fees and marketing and training allowances. We may provide repayments or make sponsor payments for broker/dealers to use in sales contests for their registered representatives. We do not hold contests directly based on sales of this product. We do hold training programs from time to time at our own expense. We pay dealer concessions, wholesaling fees, other allowances and the costs of all other incentives or training programs from our resources which include sales charges.

For sales of certain policies with reduced or waived charges, distribution allowances and renewal payments may be reduced or eliminated.

Advertising Practices and Sales Literature

We may use advertisements and sales literature to promote this product, including:

  articles on variable life insurance and other information published in business or financial publications indices or rankings of investment securities
  comparisons with other investment vehicles, including tax considerations.

We may use information regarding the past performance of the variable investment options and investment portfolios. Past performance is not indicative of future performance of the variable investment options or investment portfolios and is not reflective of the actual investment experience of policyowners.

We may feature certain variable investment options, the underlying investment portfolios and their managers, as well as describe asset levels and sales volumes. We may refer to past, current, or prospective economic trends, and, investment performance or other information we believe may be of interest to our customers.

Settlement Provisions

You may elect to take your net cash surrender value in other than one lump sum payment. Likewise, you may elect to have the beneficiaries receive the death benefit proceeds other than in one lump sum payment, if you make this election during the insured person's lifetime. If you have not made this election, the beneficiaries may do so within 60 days after we receive proof of the insured person's death.

The investment performance of the variable investment options does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. Payment options are subject to our rules at the time you make your selection. Currently, a periodic payment must be at least $20 and the total proceeds must be $2,000 or more.

Option I: Payouts for a Designated Period

Option II: Life Income with Payouts Guaranteed for a Designated Period

FirstLine/FirstLine II      53

Option III: Hold at Interest

Option IV: Payouts of a Designated Amount

Option V: Other Options We Offer at the Time We Pay the Benefit

If none of these settlement options have been elected, your net cash surrender value or the death benefit proceeds will be paid in one lump sum payment. Unless you request otherwise, death benefit proceeds generally will be paid into an interest bearing account which can be accessed through the use of a checking account provided to the beneficiaries. Interest earned on this account may be less than interest paid on other settlement options.

Administrative Information About the Policy

Voting Privileges

We invest the variable investment options' assets in shares of investment portfolios. We are the legal owner of the shares held in the separate account and we have the right to vote on certain issues. Among other things, we may vote on issues described in the investment portfolio's current prospectus or issues requiring a vote by shareholders under the 1940 Act.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your policy. We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

Each investment portfolio share has the right to one vote. The votes of all investment portfolio shares are cast together on a collective basis, except on issues for which the interests of the portfolios differ. In these cases, voting is on a portfolio-by-portfolio basis.

Examples of issues that require a portfolio-by-portfolio vote are changes in the fundamental investment policy of a particular investment portfolio or approval of an investment advisory agreement.

We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any investment portfolio shares that are not attributable to policies and any investment portfolio shares for which the owner does not give us instructions, the same way we vote as if we did receive owner instructions.

We reserve the right to vote investment portfolio shares without getting instructions from policy owners if the federal securities laws, regulations or their interpretations change to allow this.

You may instruct us only on matters relating to the investment portfolios corresponding to those in which you have invested assets as of the record date set by the investment portfolio's Board for the portfolio's shareholders meeting. We determine the number of investment portfolio shares in each variable investment option for your policy by dividing your account value in that option by the net asset value of one share of the matching investment portfolio.

Material Conflicts

We are required to track events to identify material conflicts arising from using investment portfolios for both variable life and variable annuity separate accounts. The Boards of the investment portfolios, ING Security Life, and other insurance companies participating in the investment portfolios, have this same duty. There may be a material conflict if:

  state insurance law or federal income tax law changes
  investment management of an investment portfolio changes
  voting instructions given by owners of variable life insurance policies and variable annuity contracts differ.

The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general or between certain classes of owners; and these retirement plans or participants in these retirement plans.

FirstLine/FirstLine II      54

If there is a material conflict, we have the duty to determine appropriate action including removing the portfolios involved from our variable investment options. We may take other action to protect policy owners. This could mean delays or interruptions of the variable operations.

When state insurance regulatory authorities require it, we may ignore voting instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in our next semi-annual report to owners.

Under the 1940 Act, we must get your approval for certain actions involving our separate account. In this case, you have one vote for every $100 of value you have in the variable investment options. We cast votes credited to amounts in the variable investment options, but not credited to policies in the same proportion as votes cast by owners.

Right to Change Operations

Subject to state and federal law limitations and the rules and regulations thereunder, we may, from time to time, make any of the following changes to our separate account with respect to some or all classes of policies:

  Change the investment objective.
  Offer additional variable investment options which will invest in investment portfolios we find appropriate for policies we issue.
  Eliminate variable investment options.
  Combine two or more variable investment options.
  Substitute a new investment portfolio for a portfolio in which a variable investment option currently invests. A substitution may become necessary if, in our judgment:
       » an investment portfolio no longer suits the purposes of your policy
       » there is a change in laws or regulations
       » there is a change in an investment portfolio's investment objectives or restrictions
       » the investment portfolio is no longer available for investment
       » another reason we deem a substitution is appropriate
  In the case of a substitution, the new investment portfolio may have different fees and charges than the investment portfolio it replaced.
  Transfer assets related to your policy class to another separate account.
  Withdraw the separate account from registration under the 1940 Act.
  Operate the separate account as a management investment company under the 1940 Act.
  Cause one or more variable investment options to invest in a mutual fund other than, or in addition to, the investment portfolios.
  Stop selling these policies.
  End any employer or plan trustee agreement with us under the agreement's terms.
  Limit or eliminate any voting rights for the separate account.
  Make any changes required by the 1940 Act or its rules or regulations.
  Close an investment option to new investments.

We will not make a change until it is effective with the SEC and approved by the appropriate state insurance departments, if necessary. We will notify you of changes. If you wish to transfer the amount you have in the affected investment option to another variable investment option or to the guaranteed interest division, you may do so free of charge. Just notify us at our customer service center.

Reports to Owners

At the end of each policy year we send a report to you that shows:

  your total net policy death benefit (your stated death benefit plus adjustable term insurance rider death benefit, if any)
  your account value
  your policy loan, if any, plus accrued interest
  your net cash surrender value
  your account transactions during the policy year showing net premium, transfers, deductions, loan amounts and withdrawals.

We send semi-annual reports with financial information on the investment portfolios, including a list of the investment holdings of each portfolio.

FirstLine/FirstLine II      55

We send confirmation notices to you throughout the year for certain policy transactions such as partial withdrawals and loans.

CHARGES AND DEDUCTIONS

The amount of a charge may not correspond to the cost incurred by us to provide the service or benefit. For example, the sales charge may not cover all of our sales and distribution expenses. Some proceeds from other charges, including the mortality and expense risk charge or cost of insurance charges, may be used to cover such expenses.

Premium Deductions

We treat payments we receive as premium if you do not have an outstanding loan and your policy is not in the continuation of coverage period. After we deduct certain charges from your payment, we add the remaining net premium to your policy.

Tax Charges

We pay state and local taxes in almost all states. These taxes vary in amount from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, state and local taxes range from 0% to 5%. We deduct 2.5% of each premium payment to cover these taxes. This rate approximates the average tax rate we expect to pay.

To cover our estimated costs for the federal income tax treatment of deferred acquisition costs we deduct 1.5% of each premium payment. This cost is determined solely by the amount of life insurance premium we receive.

We reserve the right to increase or decrease this charge for taxes if there are changes in the tax law, within limits set by state law. We also reserve the right to increase or decrease the charge for the federal income tax treatment of deferred acquisition costs based on any change in that cost to us.

Sales Charge

We deduct a percentage from each premium payment to help cover the costs of distribution, preparing our sales literature, promotional expenses and other direct and indirect expenses to sell the policy.

We base the percentage on the insured person's age when your policy or segment becomes effective.

Policy or Segment Issue Age	Sales Charges Percentage
0 - 49	2.25%
50 - 59	3.25%
60 - 85	4.25%

To determine your applicable sales charge, premium payments we receive after an increase in stated death benefit are allocated to your death benefit segments in the same proportion as:

  For FirstLine policies, the guideline annual premium (defined by federal income tax law) for each segment bears to the total guideline annual premium for your stated death benefit.
  For FirstLine II policies, the target premium for each segment bears to the total target premium of your stated death benefit.

We may reduce or waive the sales charge for certain group or sponsored arrangements, or for corporate purchasers. See Group or Sponsored Arrangements, or Corporate Purchasers, page 61.

Daily Charge

Mortality and Expense Risk Charge

We deduct 0.002055% per day (0.75% annually) of the amount you have in the variable investment options for the mortality and expense risks we assume. This charge is deducted as part of the calculation of the daily unit values for the variable investment options and does not appear as a separate charge on your statement or confirmation.

The mortality risk is that insured people, as a group, may live less time than we estimated. The expense risk is that the costs of issuing and administering the policies and in operating the variable investment options are greater than the amount we estimated.

The mortality and expense risk charge does not apply to your account value in the guaranteed interest division or the loan division.

FirstLine/FirstLine II      56

We may reduce or waive the mortality and expense risk charge for certain group or sponsored arrangements or for corporate purchasers. See Group or Sponsored Arrangements, or Corporate Purchasers, page 61.

Monthly Charges

We deduct charges from your account value on each monthly processing date until the policy anniversary nearest the insured person's 100th birthday. You may designate one investment option from which we will deduct your monthly charges. You may make this designation at any time. You may not use the loan division as your designated deduction option.

If you do not choose a designated deduction investment option or the amount in your designated deduction investment option is not enough to cover the monthly charges, then your monthly charges are taken from the variable investment options and guaranteed interest division in the same proportion that your account value in each has to your total net account value on the monthly processing date.

Policy Charge

The policy charge is $10 per month for the first three years of your policy.

This charge compensates us for such costs as:

  application processing.
  medical examinations.
  establishment of policy records.
  insurance underwriting costs.

We may reduce or waive the policy charge for certain group or sponsored arrangements or for corporate purchasers. See Group or Sponsored Arrangements, or Corporate Purchasers, page 61.

Administrative Charge

For FirstLine Policies, we charge a per month administrative charge of $3 plus $0.0125 per $1,000 of the greater of the stated death benefit or the target death benefit. We limit this charge to $18 per month.

For FirstLine II policies, we charge a per month administrative charge of $3 plus $0.025 per $1,000 of the greater of the stated death benefit, or the target death benefit. We currently limit this charge to $33 per month.

This charge is designed to compensate us for ongoing costs such as:

  premium billing and collections
  claim processing
  policy transactions
  record keeping
  reporting and communications with policy owners
  other expenses and overhead.

We may reduce or waive the administrative charge for certain group or sponsored arrangements or for corporate purchasers. See Group or Sponsored Arrangements, or Corporate Purchasers, page 61.

Cost of Insurance Charge

The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage, including the expected cost of paying death proceeds that may be more than your account value.

The cost of insurance charge is equal to our current monthly cost of insurance rate multiplied by the net amount at risk for each segment of your death benefit. We calculate the net amount at risk monthly, on the monthly processing date. For the base death benefit, the net amount at risk is calculated using the difference between the current base death benefit and your account value. We determine your account value after we deduct your policy and rider charges due on that date other than cost of insurance charges.

If your base death benefit on a monthly processing date increases as a requirement of the federal income tax law definition of life insurance, the net amount at risk for your base death benefit for that month also increases. Because your target death benefit did not change, the net amount at risk for your adjustable term insurance rider decreases. The amount of your cost of insurance charge varies from month to month as a result of changes in your net amount at risk, changes in the death benefit and the increasing age of the insured person. We allocate the net amount at

FirstLine/FirstLine II      57

risk to segments in the same proportion that each segment has to the total stated death benefit for all coverage as of the monthly processing date.

We base your current cost of insurance rates on the insured person's age, gender, policy duration, target death benefit and premium class on the policy and each segment date.

We apply unisex rates where appropriate under the law. This currently includes the state of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

Separate cost of insurance rates apply to each segment of the base death benefit, and your riders.

The cost of insurance or rider charges for a class of insured persons may change from time to time. We base the new charge on changes in expectations about:

  investment earnings
  mortality
  the time policies remain in effect
  expenses
  taxes.

These rates are never more than the guaranteed maximum rates shown in your policy. The guaranteed maximum rates are based on the 1980 Commissioner's Standard Ordinary Sex Distinct Mortality Table.

The maximum rates for the initial and each new segment will be printed in your policy schedule pages.

There are no cost of insurance charges during the continuation of coverage period.

We may reduce or waive the cost of insurance charges for certain group or sponsored arrangements or for corporate purchasers. See Group or Sponsored Arrangements, or Corporate Purchasers, page 61.

Rider Charges

On each monthly processing date, we deduct the cost of your riders. Rider charges do not include those which are charged as a cost of insurance. See Riders, page 35.

Guaranteed Minimum Death Benefit Charge

If you choose the guaranteed minimum death benefit feature, we currently charge (for FirstLine policies only) $0.005 per $1,000 of stated death benefit each month during the guarantee period. This charge is guaranteed never to be more than $0.01 per $1,000 of stated death benefit each month.

Transaction Fees

We charge fees for certain transactions under your policy. You may choose any investment option or combination of investment options from which we will deduct these fees. Otherwise, we will deduct these fees from the variable investment options and guaranteed interest division in the same proportion that your account value in each has to your total net account value on the transaction date.

Partial Withdrawal Fee

We deduct a service fee of 2% of the requested partial withdrawal (but not more than $25) from your account value for each partial withdrawal. A surrender charge may also apply. See Partial Withdrawals, page 45.

Excess Illustration Fee

We currently do not deduct a fee for policy illustrations. However, we reserve the right to assess a fee of $25 per illustration after the first in each policy year.

Surrender Charge

We deduct a surrender charge from your account value during the first fourteen years of your policy, or death benefit segment if you:

  surrender your policy
  reduce your stated death benefit
  allow your policy to lapse
  take a partial withdrawal which decreases your stated death benefit.

FirstLine/FirstLine II      58

The surrender charge compensates us for issuing and distributing policies. We deduct surrender charges proportionately based on the account value in each investment option.

The surrender charge is made up of two parts:

  an administrative surrender charge, and
  a sales surrender charge.

Administrative Surrender Charge

The administrative surrender charges varies by age at policy issue. See the chart below. Once set, the administrative surrender charge remains level for the first seven years following the effective date of your policy and any new segment. These charges then decrease at the beginning of each following policy year by 12.5% of the amount in effect at the end of the seventh policy year. This continues until your surrender charge reaches zero at the beginning of your fifteenth policy year or the year when the insured person reaches age 98, whichever happens first.

The administrative surrender charge is a dollar amount (guaranteed not to exceed $6.50) for each $1,000 of the stated death benefit. We base this amount on the insured person's age on your policy date or on the date you add a new stated death benefit segment to your policy.

Insured Person's Age	Administrative Surrender Charge Per $1,000 of Stated Death Benefit
0 - 39	$2.50
40 - 49	$3.50
50 - 59	$4.50
60 - 69	$5.50
70 and above	$6.50

For example, if the stated death benefit is $100,000 and the insured person is age 40 on your policy date, your administrative surrender charge is $350.

During the first fourteen years of your policy your administrative surrender charge may decrease. This happens if you request a decrease in your stated death benefit or you take a partial withdrawal which causes your stated death benefit to decrease. Your administrative surrender charge decreases in the same proportion that your stated death benefit decreases. Under these circumstances we then deduct from your account value the amount by which your administrative surrender charge decreased.

We designed your administrative surrender charge to cover part of our administrative expenses for your policy, such as:

  application processing;
  establishing your policy records;
  insurance underwriting; and
  costs associated with developing and operating our systems to administer the policies.

Sales Surrender Charge

For FirstLine policies, we calculate the sales surrender charge for each segment by applying the premium you paid to each segment in the same proportion that the guideline annual premium for each segment (as defined by the federal income tax laws) has to the sum of the guideline annual premiums for all segments.

For FirstLine II policies, we calculate the sales surrender charge for each segment by applying the premium you paid to each segment in the same proportion that the target premium for each segment (as defined by the federal income tax laws) has to the sum of the target premiums for all segments.

The sales surrender charge is:

  25% of the total premium we receive up to your target premium for each segment without any substandard ratings (this is known as the base standard target premium); plus
  5% of the total premium we receive in the first seven policy years following the effective date of a segment in excess of the base standard target premium for that segment.

Your sales surrender charge is never greater than 50% of your base standard target premium. We do

FirstLine/FirstLine II      59

not determine target premium on your scheduled premium. We determine target premium actuarially, based on the age and gender of the insured person. Your policy schedule shows the initial target premium for your policy and the target premium for any added segments. The schedule also shows the maximum sales surrender charge for your stated death benefit.

If your stated death benefit decreases, we reduce your target premium for each segment in the same proportion that we reduce your stated death benefit. We do not do this if the reduction is a result of a death benefit option change. In that case, we will provide you a new schedule page.

If your new target premium for each segment is greater than or equal to the premium we receive for that segment, then we reduce your future maximum sales surrender charge and we do not deduct a sales surrender charge from your account value.

If your new target premium for each segment is less than the sum of the premium we receive for that segment, we reduce the future maximum sales surrender charge and we deduct a sales surrender charge from your account value equal to the difference between your sales surrender charge before the decrease and your sales surrender charge after the decrease. We recalculate your new sales surrender charge as if your new target premium was always in effect for that segment.

We reduce your future maximum sales surrender charge in the same proportion that we reduce your stated death benefit if:

  You make a decrease to your stated death benefit more than seven years after your policy date; or
  You make a partial withdrawal from your policy which reduces the stated death benefit and you make your request more than seven years after the date you added the additional segment.

Example of Surrender Charge

An example of the calculation of surrender charges follows: Assume the stated death benefit on your policy is $100,000 and the insured person is age 45 when we issue your policy. The target premium on your policy is $1,500 and we receive a $1,000 premium each policy year.

Policy Year	Administrative Surrender Charge	Sales Surrender Charge	Actual Surrender Charge
1	$350.00	$250.00	$600.00
2	350.00	400.00	750.00
3	350.00	450.00	800.00
4	350.00	500.00	850.00
5	350.00	550.00	900.00
6	350.00	600.00	950.00
7	350.00	650.00	1000.00
8	306.25	568.75	875.00
9	262.50	487.50	750.00
10	218.75	406.25	625.00
11	175.00	325.00	500.00
12	131.25	243.75	375.00
13	87.50	162.50	250.00
14	43.75	81.25	125.00
15	0.00	0.00	0.00

We may reduce or waive the surrender charge for certain group or sponsored arrangements, or for corporate purchasers. See Group or Sponsored Arrangements, or Corporate Purchasers, page 61.

FirstLine/FirstLine II      60

Other Charges

Under current law, we pay no tax on investment income and capital gains included in variable life insurance policy reserves. So no charge is currently made for our federal income taxes. If the tax law changes and we have federal income tax chargeable to the variable investment options, we may make such a charge in the future.

Group or Sponsored Arrangements, or Corporate Purchasers

Individuals, corporations or other institutions may purchase this policy. For group or sponsored arrangements (including employees and certain family members of employees of ING Security Life, its affiliates and appointed sales agents), corporate purchasers, or special exchange programs which we may offer from time to time, we may reduce or waive the:

  surrender charge
  length of time a surrender charge applies
  partial withdrawal fee
  administrative charge
  minimum death benefit
  minimum annual premium
  target premium
  sales charges
  cost of insurance charges
  other charges normally assessed.

We reduce or waive these items based on expected economies. Our sales, administration and mortality costs generally vary with the size and stability of the group, among other factors. We take all these factors into account when we reduce charges. A group or sponsored arrangement must meet certain requirements to qualify for reduced charges. We make reductions to charges based on our rules in effect when we approve a policy application. We may change these rules from time to time.

Group arrangements include those in which there is a trustee, an employer or an association. The group may purchase multiple policies covering a group of individuals on a group basis or endorse a policy to a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer policies to its employees or members on an individual basis.

Each sponsored arrangement or corporation may have different group premium payments and premium requirements.

We will not unfairly discriminate in any variation in the surrender charge, administrative charge, or other charges, fees and privileges. These variations are based on differences in costs or services.

TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Company

The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. The separate account is not a separate entity from the company. Therefore, the separate account is not taxed separately as a "regulated investment company," but is taxed as part of the company. Investment income and realized capital gains attributable to the separate account are automatically applied to increase reserves under the policy. Because of this, under existing federal income tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the policies. In addition, any foreign tax credits attributable to the separate account will first be used to reduce any income taxes imposed on the separate account before being used by the company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or their interpretation result in

FirstLine/FirstLine II      61

our being taxed in income or gains attributable to the separate account, then we may impose a charge against the separate account (with respect to some or all of the policies) to set aside provisions to pay such taxes.

Tax Status of the Policy

This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner which is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code Section 7702. While there is very little guidance as to how these requirements are applied, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so.

Section 7702 provides that if one of two alternate tests is met, a policy will be treated as a life insurance policy for federal income tax purposes. These tests are referred to as the "cash value accumulation test" and the "guideline premium/cash value corridor test."

Under the cash value accumulation test, there is no limit to the amount that may be paid in premiums as long as there is enough death benefit in relation to account value at all times. The death benefit at all times must be at least equal to an actuarially determined factor, depending on the insured person's age, sex and premium class at any point in time, multiplied by the account value. See Appendix C, page 215, for a table of the Cash Value Accumulation Test factors.

The guideline premium/cash value corridor test provides for a maximum premium in relation to the death benefit and a minimum "corridor" of death benefit in relation to account value. In most situations, the death benefit that results from the guideline premium/cash value corridor test will ultimately be less than the amount of death benefit required under the cash value accumulation test. See Appendix B, page 214, for a table of the Guideline Premium/Cash Value Corridor Test factors.

We will at all times strive to assure that the policy meets the statutory definition which qualifies the policy as life insurance for federal income tax purposes. See Tax Treatment of Policy Death Benefits, page 63.

Diversification and Investor Control Requirements

In addition to meeting the Code Section 7702 tests, Code Section 817(h) requires separate account investments, such as our separate account, to be adequately diversified. The Treasury has issued regulations which set the standards for measuring the adequacy of any diversification. To be adequately diversified, each variable investment option must meet certain tests. If your variable life policy is not adequately diversified under these regulations, it is not treated as life insurance under Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Our variable investment options' investment portfolios have represented that they will meet the diversification standards that apply to your policy.

In certain circumstances, you, as owner of a variable life insurance policy, may be considered the owner for federal income tax purposes of the separate account assets used to support your policy. Any income and gains from the separate account assets are includable in the gross income from your policy under these circumstances. The IRS has stated in published rulings that a variable contract owner is considered the owner of separate account assets if the contract owner has "indicia of ownership" in those assets. "Indicia of ownership" includes the ability to exercise investment control over the assets.

Your ownership rights under your policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have additional flexibility in allocating your premium payments and in your

FirstLine/FirstLine II      62

policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the separate account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. While we believe that the policy does not give you investment control over the assets of the separate account, we reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the separate account assets, or to otherwise qualify your policy for favorable tax treatment.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Death Benefits

We believe that the death benefit under a policy is generally excludable from the gross income of the beneficiary(ies) under section 101(a)(1) of the Code. However, there are exceptions to this general rule. Additionally, federal and local transfer, estate inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary(ies). A tax adviser should be consulted about these consequences.

Modified Endowment Contracts

Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts" and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. Certain changes in a policy after it is issued, such as reduction in benefits, could also cause it to be classified as a modified endowment contract. A current or prospective policy owner should consult with a competent adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Multiple Policies

All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the policy owner's income when a taxable distribution occurs.

Distributions Other than Death Benefits

Generally, the policy owner will not be taxed on any of the policy account value until there is a distribution. When distributions from a policy occur, or when loan amounts are taken from or secured by a policy, the tax consequences depend on whether or not the policy is a "modified endowment contract."

Special rules also apply if you are subject to the alternative minimum tax. You should consult a tax adviser if you are subject to the alternative minimum tax.

Modified Endowment Contracts

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

  All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contact will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed. The amount of gain in the policy will be equal to the difference between the policy's account value and the investment in the policy.

FirstLine/FirstLine II      63

  Loan amounts taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

  A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. This tax penalty generally does not apply to distributions (a) made on or after the date on which the taxpayer attains age 59 1/2, (b) which are attributable to the taxpayer's becoming disabled (as defined in the Internal Revenue Code), or (c) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Consult a tax adviser to determine whether or not you may be subject to this penalty tax.

Policies That Are Not Modified Endowment Contracts

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy. Only after the recovery of all investment in the policy, is there taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes, if policy benefits are reduced during the first fifteen policy years, may be treated in whole or in part as ordinary income subject to tax.

Loan amounts from or secured by a policy that is not a modified endowment contract are generally not taxed as distributions. Finally, neither distributions from, nor loan amounts from or secured by, a policy that is not a modified endowment contract are subject to the 10% additional income tax.

Investment in the Policy

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax free, and will be increased by the amount of taxable loan distributions under a modified endowment contract.

Policy Loans

In general, interest on a policy loan will not be deductible. Moreover, the tax consequences associated with a preferred loan available in the policy are uncertain. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

If a loan from a policy is outstanding when the policy is canceled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the policy and will be taxed accordingly.

Accelerated Death Benefit Rider

We believe that payments under the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the policy. (See Accelerated Death Benefit Rider, page 37, for more information about this rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a policy or requesting payment under this rider.

Continuation of Policy Beyond Age 100

The tax consequences of continuing the policy beyond the policy anniversary nearest the insured person's 100th birthday are unclear. You should consult a tax adviser if you intend to keep the policy in force beyond the policy anniversary nearest the insured person's 100th birthday.

FirstLine/FirstLine II      64

Section 1035 Exchanges

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one life insurance policy for another life insurance policy or for an endowment or annuity contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to Section 1035 exchanges. If you wish to take advantage of Section 1035, you should consult your tax adviser.

Tax-exempt Policy Owners

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult their tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.

Possible Tax Law Changes

Although the likelihood of legislative action is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

Changes to Comply with the Law

So that your policy continues to qualify as life insurance under the Code, we reserve the right to refuse to accept all or part of your premium payments or to change your death benefit. We may refuse to allow you to make partial withdrawals that would cause your policy to fail to qualify as life insurance. We also may make changes to your policy or its riders or take distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes.

If we make any change of this type, it applies the same way to all affected policies.

Any increase in your death benefit will cause an increase in your cost of insurance charges.

Other

FirstLine policies are not available for sale to and cannot be acquired with funds that are assets of (i) an employee benefit plan as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and that is subject to Title I of ERISA; (ii) a plan described in section 4975(e)(1) of the Internal Revenue Code of 1986 or (iii) an entity whose underlying assets include plan assets by reason of the investment by an employee benefit plan or other plan in such entity within the meaning of 29 C.F.R. Section 2510.3-101 or otherwise.

Policy owners may use our policies in various other arrangements, including:

  qualified plans (FirstLine II policies only)
  non-qualified deferred compensation or salary continuance plans split dollar insurance plans
  executive bonus plans
  retiree medical benefit plans
  other plans.

The tax consequences of these plans may vary depending on the particular facts and circumstances of each arrangement. If you want to use any of your policies in this type of arrangement, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later.

The transfer of the policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example the transfer of the policy

FirstLine/FirstLine II      65

to, or the designation as a beneficiary of, or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the policy owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

You should consult qualified legal or tax advisers for complete information on federal, state, local and other tax considerations.

FirstLine/FirstLine II      66

ADDITIONAL INFORMATION

Directors and Principal Officers

Name and Address	Position with Company	Business Experience During Past 5 Years
Wayne R. Huneke*	Director and Chief Financial Officer	Has held several directorships and various executive officer positions with various affiliated companies within the ING organization, including positions as Director, Chief Financial Officer, President, Senior Executive Vice President, Senior Vice President, Vice President, and Treasurer.
P. Randall Lowery*	Director	Has held several directorships and various executive officer positions with various affiliated companies within the ING organization, including positions as Director, Executive Vice President, and General Manager and Chief Actuary.
Thomas J. McInerney**	Director	Has held several directorships and various executive officer positions with various affiliated companies within the ING organization, including positions as Director, President, and Chief Executive Officer.
Robert C. Salipante***	Director and Chief Executive Officer	Has held several directorships and various executive officer positions with various affiliated companies within the ING organization, including positions as Director, Chairman, Vice Chairman, Chief Executive Officer, Chief Operating Officer, President, and Senior Vice President.
Mark A. Tullis*	Director	Has held several directorships and various executive officer positions with various affiliated companies within the ING organization since 1999, including positions as Director, President, Treasurer, and General Manager and Chief of Staff. Executive Vice President of Primerica from 1994 to 1999.
Chris D. Schreier*	President	Has held several directorships and various executive officer positions with various affiliated companies within the ING organization, including positions as Director, President, Vice President, Second Vice President, Treasurer, and Assistant Treasurer.
David S. Pendergrass*	Vice President and Treasurer	Has held several executive officer positions with various affiliated companies within the ING organization, including positions as Vice President and Treasurer.
David Wheat*	Chief Accounting Officer	Chief Accounting Officer of various affiliated companies within the ING organization since 2001. Partner of Ernst & Young LLP from 1999 to 2001. Office Managing Partner of Ernst & Young LLP from 1995-1999.
Paula Cludray-Engelke***	Secretary	Has held various officer positions with various affiliated companies within the ING organization, including positions as Secretary, Assistant Secretary, Director of Individual Compliance, Director of Contracts Compliance and Special Benefits.

Directors, officers and employees of the Company are covered by a blanket fidelity bond in an amount in excess of $60 million issued by Lloyds of London.

*The address of these Directors and Officers is 5780 Powers Ferry Road, NW, Atlanta, Georgia 30327-4390. These individuals may also be directors and/or officers of other affiliates of the Company.

**The address of this Director is 151 Farmington Avenue, Hartford, Connecticut 06156. This individual may also be a director and/or an officer of other affiliates of the Company.

***The address of this Director and these Officers is 20 Washington Avenue South, Minneapolis, Minnesota 55401. These individuals may also be directors and/or officers of other affiliates of the Company.

FirstLine/FirstLine II      67

Regulation

We are regulated and supervised by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado which periodically examines our financial condition and operations. In addition, we are subject to the insurance laws and regulations in every jurisdiction in which we do business. As a result, the provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We are required to submit annual statements, including financial statements, of our operations and finances to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

We are also subject to various federal securities laws and regulations.

Legal Matters

The legal matters in connection with the policy described in this prospectus and certain matters relating to federal securities laws have been passed on by Counsel of ING Security Life.

Legal Proceedings

We are aware of no material legal proceedings pending which involve the separate account as a party or which would materially affect the separate account. The company is a party to pending or threatened lawsuits arising from the normal conduct of its business. Due to the climate in insurance and business litigation, suits against the company sometimes include substantial additional claims, consequential damages, punitive damages and other similar types of relief. Moreover, plaintiffs oftentimes seek to have cases certified as class actions. While it is not possible to forecast the outcome of such litigation, it is the opinion of management that the disposition of such lawsuits will not have a materially adverse effect on the company's financial position or interfere with its operations.

ING America Equities, Inc., the principal underwriter and distributor of the policy, is not engaged in any litigation of any material nature.

Experts

The statutory-basis financial statements of Security Life of Denver Insurance Company at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of the Security Life Separate Account L1 at December 31, 2001, and for each of the three years in the period then ended, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Actuarial matters in this prospectus have been examined by Lawrence D. Taylor, F.S.A., M.A.A.A., who is Senior Vice President of ING Security Life. His opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

Registration Statement

We have filed a Registration Statement relating to the separate account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the 1933 Act, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. The additional information may be obtained from the SEC's principal office in Washington, DC. There is a charge for this material.

FirstLine/FirstLine II      68

FINANCIAL STATEMENTS

The statutory-basis financial statements of Security Life of Denver Insurance Company ("ING Security Life") at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, are prepared in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado (Colorado Division of Insurance), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States, and start on page 71.

The financial statements included for the Security Life Separate Account L1 at December 31, 2001, and for each of the three years in the period then ended, are prepared in accordance with accounting principles generally accepted in the United States and represent those divisions that had commenced operations by that date.

The financial statements of ING Security Life, as well as the financial statements included for the Security Life Separate Account L1 referred to above have been audited by Ernst & Young LLP. The financial statements of ING Security Life should be distinguished from the financial statements of the Security Life Separate Account L1 and should be considered only as bearing upon the ability of ING Security Life to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the divisions of Security Life Separate Account L1.

FirstLine/FirstLine II      69

[This page intentionally left blank.]

FirstLine/FirstLine II      70

Financial Statements -- Statutory Basis
Security Life of Denver Insurance Company
Years ended December 31, 2001, 2000 and 1999
with Report of Independent Auditors

FirstLine/FirstLine II      71

Security Life of Denver Insurance Company

Financial Statements - Statutory Basis

December 31, 2001, 2000 and 1999

Contents

Report of Independent Auditors     72

Audited Financial Statements - Statutory Basis

Balance Sheets - Statutory Basis     73
Statements of Operations - Statutory Basis     75
Statements of Changes in Capital and Surplus - Statutory Basis     77
Statements of Cash Flows - Statutory Basis     78
Notes to Financial Statements - Statutory Basis     80

FirstLine/FirstLine II      72

Report of Independent Auditors

Board of Directors and Stockholder

Security Life of Denver Insurance Company

We have audited the accompanying statutory basis balance sheets of Security Life of Denver Insurance Company ("the Company" and a wholly owned subsidiary of ING America Insurance Holdings, Inc.) as of December 31, 2001 and 2000, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado (Colorado Division of Insurance), which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Security Life of Denver Insurance Company at December 31, 2001 and 2000 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2001.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Life of Denver Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting practices prescribed or permitted by the Colorado Division of Insurance.

As discussed in Note 3 to the financial statements, in 2001 the Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Colorado Division of Insurance.

March 29, 2002

FirstLine/FirstLine II      73

Security Life of Denver Insurance Company

Balance Sheets--Statutory Basis

	December 31
	2001	2000
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$ 7,275,493	$4,573,658
Preferred stocks	18,863	13,524
Common stocks	38,083	15,483
Subsidiaries	84,348	85,324
Mortgage loans	2,208,583	1,672,169
Real estate, less accumulated depreciation (2001- $11,684; 2000-$10,961)	33,471	34,066
Policy loans	1,124,108	992,911
Other invested assets	51,647	42,926
Cash and short-term investments	387,540	203,664
Total cash and invested assets	11,222,136	7,633,725

Deferred and uncollected premiums, less loading (2001-$2,115; 2000-$1,814)	168,472	135,041
Accrued investment income	137,243	95,887
Reinsurance balances recoverable	38,388	54,559
Data processing equipment, less accumulated depreciation (2001-$1,390; 2000-$1,340)	56	216
Indebtedness from related parties	21,528	69,338
Federal income taxes (including net admitted deferred tax assets of $43,768)	79,192	32,108
Separate account assets	903,086	799,966
Other assets	13,751	14,902

Total admitted assets	$12,583,852	$8,835,742

FirstLine/FirstLine II      74

	December 31
	2001	2000
	(In Thousands, except share amounts)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$ 6,393,435	$5,247,418
Accident and health reserves	23	23
Guaranteed investment contracts	-	1,685,391
Deposit type contracts	3,790,181	-
Policyholders' funds	56,820	71,669
Dividends left on deposit	9,215	8,748
Dividends payable	4,065	2,755
Unpaid claims	208,679	182,051
Total policy and contract liabilities	10,462,418	7,198,055

Accounts payable and accrued expenses	171,041	126,512
Reinsurance balances due	15,007	15,520
Indebtedness to related parties	5,441	8,016
Contingency reserve	18,758	20,449
Asset valuation reserve	58,531	52,125
Borrowed money	129,381	127,993
Other liabilities	149,661	(4,226)
Separate account liabilities	903,086	799,966
Total liabilities	11,913,324	8,344,410

Commitments and contingencies

Capital and surplus:
Common stock, $20,000 par value:
Authorized - 149 shares
Issued and outstanding - 144 shares	2,880	2,880
Surplus notes	165,032	184,259
Paid-in and contributed surplus	572,634	435,562
Unassigned deficit	(70,018)	(131,369)
Total capital and surplus	670,528	491,332
Total liabilities and capital and surplus	$12,583,852	$8,835,742

FirstLine/FirstLine II      75

See accompanying notes - statutory basis.

Security Life of Denver Insurance Company

Statements of Operations--Statutory Basis

	Year ended December 31
	2001	2000	1999
	(In Thousands)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$2,354,418	$2,959,593	$1,459,361
Policy proceeds and dividends left on deposit	15	388	651
Net investment income	630,261	474,021	387,685
Amortization of interest maintenance reserve	193	670	2,358
Commissions, expense allowances and reserve adjustments on reinsurance ceded	1,609	9,832	11,331
Considerations and reserve allowances on modified coinsurance	3,809	2,632	3,670
Total premiums and other revenues	2,990,305	3,447,136	1,865,056

Benefits paid or provided:
Death benefits	340,336	316,167	273,368
Annuity benefits	12,759	11,782	24,573
Surrender benefits	270,377	258,858	229,434
Interest on policy or contract funds	150,761	64,719	17,473
Accident and health benefits	-	93	2,235
Guaranteed investment contract withdrawals	-	1,072,574	12,186
Other benefits	3,010	17,198	13,612
Life contract withdrawals	1,109,878	-	-
Increase in life, annuity, and accident and health reserves	366,334	320,721	491,978
Increase in liability for guaranteed investment contracts	-	721,725	335,507
Net transfers to separate accounts	180,415	256,538	78,988
Total benefits paid or provided	2,433,870	3,040,375	1,479,354

Insurance expenses:
Commissions	253,283	242,998	222,005
General expenses	134,795	130,962	104,808
Insurance taxes, licenses and fees, excluding federal income taxes	18,212	23,103	23,861
Total insurance expenses	406,290	397,063	350,674

Gain from operations before policyholder dividends, federal income taxes and net realized capital gains	150,146	9,698	35,028

FirstLine/FirstLine II      76

Security Life of Denver Insurance Company

Statements of Operations--Statutory Basis (continued)

	Year ended December 31
	2001	2000	1999
	(In Thousands)

Dividends to policyholders	2,951	2,546	2,594

Gain from operations before federal income taxes
and net realized capital losses	147,194	7,152	32,434
Federal income taxes	63,729	(1,339)	8,613
Gain from operations before net realized capital losses	83,465	8,491	23,821
Net realized capital (losses) gains net of income taxes (2001 - $(666); 2000 - $(7,916); 1999 - $(15,108) and excluding net transfers to the interest maintenance reserve (2001-$4,673; 2000 - $(18,289); 1999 - $(19,866)	(29,788)	3,589	(8,194)
Net income	$ 53,677	$ 12,080	$ 15,627

See accompanying notes - statutory basis.

FirstLine/FirstLine II      77

Security Life of Denver Insurance Company

Statements of Changes in Capital and Surplus--Statutory Basis

	Year ended December 31
	2001	2000	1999
	(In Thousands)
Common stock:
Balance at beginning and end of year	$ 2,880	$ 2,880	$ 2,880

Surplus note:
Balance at beginning of year	$ 184,259	$ 100,000	$ 100,000
(Decrease) increase in surplus note	(19,227)	84,259	-
Balance at end of year	$ 165,032	$ 184,259	$ 100,000

Paid-in and contributed surplus:
Balance at beginning of year	$ 435,562	$ 374,562	$ 344,562
Capital contributions	137,072	61,000	30,000
Balance at end of year	$ 572,634	$ 435,562	$ 374,562

Unassigned deficit:
Balance at beginning of year	$(131,369)	$(119,441)	$(134,540)
Net income	53,677	12,080	15,627
Change in net unrealized capital gains or losses	(5,649)	12,101	(61)
Increase in nonadmitted assets	(19,497)	(11,048)	(7,336)
Decrease (increase) in liability for reinsurance in unauthorized companies	1,081	(393)	(550)
(Increase) decrease in asset valuation reserve	(6,406)	(22,250)	1,726
Change in net deferred income tax	13,323	-	-
Change in accounting principle, net of tax	41,886	-	5,566
Transfer of prepaid pension assets	(9,010)	-	-
Cession of existing risks, net of tax	-	(2,418)	127
Prior period adjustments	(8,054)	-	-
Balance at end of year	$ (70,018)	$(131,369)	$(119,441)

Total capital and surplus	$ 670,528	$ 491,332	$ 358,001

See accompanying notes - statutory basis.

FirstLine/FirstLine II      78

Security Life of Denver Insurance Company

Statements of Cash Flows--Statutory Basis

	Year ended December 31
	2001	2000	1999
	(In Thousands)
Operations
Premiums, policy proceeds, and other
considerations received, net of reinsurance paid	$ 2,325,856	$ 2,910,602	$ 1,453,924
Net investment income received	608,322	470,812	379,574
Commission and expense allowances received on
reinsurance ceded	1,609	9,831	9,246
Benefits paid	(1,851,094)	(1,691,985)	(558,572)
Net transfers to separate accounts	(194,532)	(225,694)	(101,948)
Insurance expenses paid	(391,487)	(361,130)	(337,254)
Dividends paid to policyholders	(1,642)	(2,417)	(2,562)
Federal income taxes (paid) received	(67,046)	11,961	(28,779)
Other (expenses) revenues in excess of other	(191,317)	611,646	(9,832)
Net cash provided by operations	238,669	1,733,626	803,797

Investments
Proceeds from sales, maturities, or repayments
of investments:
Bonds	3,820,764	2,254,036	2,051,280
Preferred stocks	1,489	67	1,900
Common stocks	27,098	-	-
Mortgage loans	181,131	79,874	45,272
Other invested assets	12,860	106,724	310,554
Net gain/loss on cash & short term investment	12	-	-
Miscellaneous proceeds	1,853	11,213	-
Net tax on capital gains	666	-	-
Net proceeds from sales, maturities, or
repayments of investments	4,045,873	2,451,914	2,409,006

Cost of investments acquired:
Bonds	6,400,143	3,458,376	2,631,687
Preferred stocks	10,473	11,031	-
Common stocks	50,940	10,450	10
Mortgage loans	718,240	769,741	262,886
Real estate	145	3,653	189
Other invested assets	23,759	109,244	88,661
Miscellaneous applications (receipts)	-	23,155	(18,179)
Total cost of investments acquired	7,203,700	4,385,650	2,965,254

Net increase in policy loans	131,198	49,725	35,890
Net cash used in investment activities	(3,289,025)	(1,983,461)	(592,138)

FirstLine/FirstLine II      79

Security Life of Denver Insurance Company

Statements of Cash Flows--Statutory Basis (continued)

	Year ended December 31
	2001	2000	1999
	(In Thousands)
Financing and miscellaneous activities
Cash provided:
Capital and surplus paid-in	117,844	126,000	20,000
Borrowed money	1,389	112,792	15,200
Net deposits on deposit-type contract funds	2,802,972	-	-
Other sources	312,027	(11,347)	(50,565)
Net cash provided by (used in) financing and miscellaneous activities	3,234,232	227,445	(15,365)

Net increase (decrease) in cash and
short-term investments	183,876	(22,390)	196,294
Cash and short-term investments:
Beginning of year	203,664	226,054	29,760
End of year	$ 387,540	$ 203,664	$ 226,054

See accompanying notes - statutory basis.

FirstLine/FirstLine II      80

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis

December 31, 2001

1. Nature of Operations and Basis of Financial Reporting

Security Life of Denver Insurance Company (the Company) is a wholly owned subsidiary of ING America Insurance Holdings, Inc. (ING America). The Company focuses on three markets, the advanced market, reinsurance to other insurers and the investment products market. The life insurance products offered for the advanced market include wealth transfer and estate planning, executive benefits, charitable giving and corporate-owned life insurance. These products include traditional life, interest-sensitive life, universal life, and variable life. Operations are conducted almost entirely on the general agency basis and the Company is presently licensed in all states (approved for reinsurance only in New York), the District of Columbia and the U.S. Virgin Islands. In the reinsurance market, the Company offers financial security to clients through a mix of total risk management and traditional life insurance services. In the investment products market, the Company offers guaranteed investment contracts, funding agreements, and Trust notes to institutional buyers.

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado (Colorado Division of Insurance), which practices differ from accounting principles generally accepted in the United States ("GAAP"). The most significant variances from GAAP are as follows:

FirstLine/FirstLine II      81

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Basis of Financial Reporting (continued)

Investments

Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on the National Association of Insurance Commissioners ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized capital gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income in stockholder's equity for those designated as available-for-sale.

For structured securities, when a negative yield results from a revaluation based on new prepayment assumptions (i.e., undiscounted cash flows are less than current book value), an other than temporary impairment is considered to have occurred and the asset is written down to the value of the undiscounted cash flows. For GAAP, assets are re-evaluated based on the discounted cash flows using a current market rate. Impairments are recognized when there has been an adverse change in cash flows and the fair value is less than book. The asset is then written down to fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income as would be required under GAAP.

Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholders' equity rather than to income as required for fair value hedges.

FirstLine/FirstLine II      82

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Basis of Financial Reporting (continued)

Valuation Allowances

The asset valuation reserve (AVR) is determined by an NAIC-prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus.

Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed-income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets.

Realized gains and losses on investments are reported in operations net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case the provision for such declines is charged to income.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Prior to January 1, 2001, valuation allowances were based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

FirstLine/FirstLine II      83

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Basis of Financial Reporting (continued)

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, acquisition costs are amortized generally in proportion to the present value of expected gross margins from surrender charges and investment, mortality, and expense margins.

Premiums

Life premiums are recognized as revenue when due. Subsequent to January 1, 2001 premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting. Prior to January 1, 2001, life, annuity, accident and health premiums are recognized as revenue when due.

Under GAAP, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance policies, are recognized as revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Revenues for universal life, annuities and guaranteed interest contracts consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed during the period.

Benefit and Contract Reserves

Life policy and contract reserves under statutory accounting practices are calculated based upon both the net level premium and Commissioners' Reserve Valuation methods using statutory rates for mortality and interest. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing reasonably conservative estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest-sensitive products, the GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

FirstLine/FirstLine II      84

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Basis of Financial Reporting (continued)

Reinsurance

For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Statutory income recognized on certain reinsurance treaties representing financing arrangements is not recognized on a GAAP basis.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Subsidiaries

The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Nonadmitted Assets

Certain assets designated as "nonadmitted," principally deferred federal income tax assets, disallowed interest maintenance reserves, non-operating software, past-due agents' balances, furniture and equipment, intangible assets, and other assets not specifically identified as an admitted asset within the Accounting Practices and Procedures Manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Prior to January 1, 2001, nonadmitted assets included certain assets designated as nonadmitted. Under GAAP, such assets are included in the balance sheet.

Employee Benefits

For purposes of calculating the Company's postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently vested are also included.

FirstLine/FirstLine II      85

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Basis of Financial Reporting (continued)

Universal Life and Annuity Policies

Revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies.

Deferred Income Taxes

Prior to January 1, 2001, deferred federal income taxes were provided for differences between the financial statement amounts and the tax bases of assets and liabilities in accordance with a specific permitted practice approved by the Colorado Division of Insurance. Any deferred tax assets were treated as non-admitted. Starting in 2001, deferred tax assets are provided for and admitted to an amount determined under a standard formula. This formula considers the amount of differences that will reverse in the subsequent year, taxes paid in prior years that could be recovered through carrybacks, surplus limits and the amount of deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are non-admitted. Deferred taxes do not include any amounts for state taxes. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets that are expected to be realized in future years and a valuation allowance is established for the portion that is not realizable.

Surplus Notes

Surplus notes are reported as a component of surplus. Under statutory accounting practices, no interest is recorded on the surplus notes until payment has been approved by the Colorado Division of Insurance. Under GAAP, surplus notes are reported as liabilities and the related interest is reported as a charge to earnings over the term of the note.

FirstLine/FirstLine II      86

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Basis of Financial Reporting (continued)

Statements of Cash Flows

Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

Reconciliation to GAAP

The effects of the preceding variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, short-term investments and derivative instruments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for higher-risk asset backed securities, which are valued using the prospective method.

Redeemable preferred stocks rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or market value and nonredeemable preferred stocks are reported at market value or the lower of cost or market value as determined by the Securities Valuation Office of the NAIC ("SVO").

FirstLine/FirstLine II      87

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Basis of Financial Reporting (continued)

Investments (continued)

Common stocks are reported at market value as determined by the SVO and the related unrealized capital gains/(losses) are reported in unassigned surplus along with adjustment for federal income taxes. Prior to January 1, 2001, the related net unrealized capital gains (losses) were reported in unassigned surplus without any adjustment for federal income tax.

The Company uses interest rate swaps, caps and floors, options and certain other derivatives as part of its overall interest rate risk management strategy for certain life insurance and annuity products. As the Company only uses derivatives for hedging purposes, the Company values all derivative instruments on a consistent basis with the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

Interest rate swap contracts are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Interest rate caps and floors are used to limit the effects of changing interest rates on yields of variable rate or short-term assets or liabilities. The initial cost of any such agreement is amortized to net investment income over the life of the agreement. Periodic payments that are receivable as a result of the agreements are accrued as an adjustment of interest income or benefits from the hedged items.

FirstLine/FirstLine II      88

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Basis of Financial Reporting (continued)

Investments (continued)

The Company's insurance subsidiaries are reported at their underlying statutory basis net assets plus the admitted portion of goodwill, and the Company's noninsurance subsidiary is reported at the GAAP-basis of its net assets. The admitted portion of goodwill, which represents the excess of the purchase price over the statutory basis net assets of the subsidiary at acquisition, is amortized on a straight-line basis over ten years. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries' equity is included in the change in net unrealized capital gains or losses.

Mortgage loans are reported at unpaid principal balances, less allowance for impairments.

Policy loans are reported at unpaid principal balances.

Land is reported at cost. Real estate occupied by the company is reported at depreciated cost; other real estate is reported at the lower of depreciated cost or fair value. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

For reverse repurchase agreements, Company policies require a minimum of 102% of the fair value of securities purchased under reverse repurchase agreements to be maintained as collateral. Cash collateral received is invested in short-term investments and the offsetting collateral liability is included in miscellaneous liabilities.

Dollar roll transactions are accounted for as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities.

The Company engages in securities lending whereby certain domestic bonds from its portfolio are loaned to other institutions for short periods of time. Collateral, primarily cash, which is in excess of the market value of the loaned securities, is deposited by the borrower with a lending agent, and retained and invested by the lending agent to generate additional income for the Company. The Company does not have access to the collateral. The Company's policy requires a minimum of 102% of the fair value of securities loaned to be maintained as collateral. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates.

FirstLine/FirstLine II      89

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Basis of Financial Reporting (continued)

Investments (continued)

At December 31, 2001 and 2000, the Company had loaned securities (which are reflected as invested assets on the Statutory Statement of Admitted Assets) with a market value of approximately $83,278,000 and $0, respectively.

Short-term investments are reported at cost. Short-term investments include investments with maturities of less than one year at the date of acquisition.

Other invested assets are reported at amortized cost using the effective interest method. Other invested assets primarily consist of residual collateralized mortgage obligations and partnership interests.

Realized capital gains and losses are determined using the specific identification basis.

Aggregate Reserve for Life Policies and Contracts

Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 2% to 11.25%.

The Company waives the deduction of deferred fractional premiums upon the death of the insured. It is the Company's practice to return a pro rata portion of any premium paid beyond the policy month of death, although it is not contractually required to do so for certain issues.

The methods used in valuation of substandard policies are as follows:

1.	For Life, Endowment and Term policies issued substandard, the standard reserve during the premium-paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid-Up Limited Pay contracts.

FirstLine/FirstLine II      90

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Basis of Financial Reporting (continued)

Aggregate Reserve for Life Policies and Contracts (continued)

2.	For reinsurance accepted:

	a.	with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating;

	b.	with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the Colorado Division of Insurance, is $129,435,360,000 at December 31, 2001. The amount of reserves for policies on which gross premiums are less than the net premiums is $593,581,000 at December 31, 2001.

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance classified as group Section 79. The method of determination of tabular interest of funds not involving life contingencies is as follows: current year reserves, plus payments, less prior year reserves, less funds added.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts, and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations.

FirstLine/FirstLine II      91

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Basis of Financial Reporting (continued)

Real Estate and Electronic Data Processing Equipment

Electronic data processing equipment are carried at cost less accumulated depreciation. Depreciation for major classes of assets is calculated on a straight-line basis over the estimated useful life.

Participating Insurance

Participating business approximates less than 1% of the Company's ordinary life insurance in force and 1.5% of premium income. The amount of dividends to be paid is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Dividends of $0, $2,417,000, and $2,562,000 were paid in 2001, 2000, and 1999, respectively.

Pension Plans

The Company provides noncontributory retirement plans for substantially all employees and certain agents. Pension costs are charged to operations as contributions are made to the plan. The Company also provides a contributory retirement plan for substantially all employees.

FirstLine/FirstLine II      92

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Basis of Financial Reporting (continued)

Nonadmitted Assets

Nonadmitted assets are summarized as follows:

	December 31, 2001	January 1, 2001
	(In thousands)

Deferred federal income taxes	$183,860	$163,040
Agents' debit balances	2,541	2,354
Furniture and equipment	2,592	4,308
Bonds in default	286	549
Deferred and uncollected premium	2,795	3,641
Non-operating software asset in progress	10,924	-
Transfer of prepaid pension asset	-	9,010
Disallowed Interest Maintenance Reserves	17,055	17,436
Other	4,374	4,592
Total nonadmitted assets	$224,427	$204,930

Changes in nonadmitted assets are generally reported directly in surplus as an increase or decrease in nonadmitted assets. Certain changes are reported directly in surplus as a change in unrealized capital gains or losses.

Claims and Claims Adjustment Expenses

Claim expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. The Company does not discount claim and claim adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31.

FirstLine/FirstLine II      93

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

1. Nature of Operations and Basis of Financial Reporting (continued)

Cash Flow Information

Cash and short-term investments include cash on hand, demand deposits and short-term fixed maturity instruments (with a maturity of less than one year at date of acquisition).

The Company borrowed $3,334,260,000 and repaid $3,340,187,000 in 2001, borrowed $1,387,826,000 and repaid $1,382,300,000 during 2000, and borrowed $2,055,061,000 and repaid $2,039,861,000 during 1999. These borrowings were on a short-term basis, at an interest rate that approximated current money market rates and exclude borrowings from dollar roll transactions. Interest paid on borrowed money was $2,079,000, $1,586,000, and $2,180,000 during 2001, 2000 and 1999, respectively.

Separate Accounts

Separate accounts assets and liabilities held by the Company represent funds held for the benefit of the Company's variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders' account values. The assets and liabilities of these accounts are carried at fair value.

Reserves related to the Company's mortality risk associated with these policies are included in life and annuity reserves. The operations of the separate accounts are not included in the accompanying statements of operations.

Reclassifications

Certain prior year amounts in the Company's statutory basis financial statements have been reclassified to conform to the 2001 financial statement presentation.

FirstLine/FirstLine II      94

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

2. Permitted Statutory Basis Accounting Practices

The Company prepares statutory basis financial statements in accordance with accounting practices prescribed or permitted by the Colorado Division of Insurance. Prescribed statutory accounting practices include state laws, general administrative rules, as well as a variety of publications of the NAIC. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, and from company to company within a state, and may change in the future.

The NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual was effective January 1, 2001. The State of Colorado required that insurance companies domiciled in the State of Colorado prepare their statutory basis financial statements in accordance with the revised manual. This is subject to any deviations prescribed or permitted by the State of Colorado Insurance Commissioner.

3. Accounting Changes and Corrections of Errors

Accounting changes adopted to conform to the provisions of the revised manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.

As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased unassigned funds surplus by $41,886,000 as of January 1, 2001. These changes are primarily attributed to an increase in unassigned surplus of approximately $51,300,000 related to deferred tax assets, $4,100,000 related to prepayment penalties on bonds and mortgage loans released from the IMR liability and $686,000 related to due and deferred premiums. Offsetting this increase is a reduction of approximately $12,900,000 and $1,300,000 related to the Supplemental Employee Retirement Plan and compensated absences liabilities, respectively.

FirstLine/FirstLine II      95

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

3. Accounting Changes and Corrections of Errors (continued)

During 2001 the Company discovered an error in the reporting of surplus note interest expense. The prior year's total assets, surplus and net income were overstated by $5,301,000. An additional error was noted in the prior year's federal income tax recoverable, overstating total assets and surplus by $2,753,000. A prior period adjustment of $8,054,000 was recorded through unassigned deficit in 2001 for these items.

4. Investments

The amortized cost and fair value of bonds and equity securities are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2001:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 91,177	$ 1,043	$ 1,120	$ 91,100
States, municipalities, and political subdivisions	512	18	-	530
Foreign government	423,900	13,552	25,724	411,728
Public utilities securities	212,987	4,725	5,371	212,341
Corporate securities	3,568,826	114,495	53,793	3,629,528
Mortgage-backed securities	2,272,606	53,885	25,431	2,301,060
Other structured securities	705,771	22,940	40,083	688,628
Total fixed maturities	7,275,779	210,658	151,522	7,334,915

Preferred stocks	22,094	293	3,231	19,156
Common stocks	37,294	1,240	451	38,083
Total equity securities	59,388	1,533	3,682	57,239
Total	$7,335,167	$212,191	$155,204	$7,392,154

FirstLine/FirstLine II      96

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

4. Investments (continued)

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2000:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 90,840	$ 3,049	$ 317	$ 93,572
States, municipalities, and political subdivisions	125	2	-	127
Public utilities securities	285,546	3,616	10,684	278,478
Corporate securities	2,269,006	45,861	67,427	2,247,440
Mortgage-backed securities	1,166,237	43,237	23,305	1,186,169
Other structured securities	762,453	18,052	18,770	761,735
Total fixed maturities	4,574,207	113,817	120,503	4,567,521

Preferred stocks	13,524	3	-	13,527
Common stocks	12,853	2,630	-	15,483
Total equity securities	26,377	2,633	-	29,010
Total	$4,600,584	$116,450	$120,503	$4,596,531

The amortized cost and fair value of investments in bonds at December 31, 2001, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
December 31, 2001	(In Thousands)
Maturity:
Due in 1 year or less	$ 119,691	$ $ 121,077
Due after 1 year through 5 years	1,716,191	1,757,458
Due after 5 years through 10 years	1,057,476	1,045,759
Due after 10 years	1,404,044	1,420,933
	4,297,402	4,345,227
Mortgage-backed securities	2,272,606	2,301,060
Other structured securities	705,771	688,628
Total	$7,275,779	$7,334,915

FirstLine/FirstLine II      97

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

4. Investments (continued)

At December 31, 2001, investments in certificates of deposit, bonds, and mortgage loans, with an admitted asset value of $21,688,000, were on deposit with state insurance departments to satisfy regulatory requirements.

Reconciliation of bonds from amortized cost to carrying value as of December 31:

	2001	2000
	(In Thousands)

Amortized cost	$7,275,779	$4,574,207
Less nonadmitted bonds	286	549
Carrying value	$7,275,493	$4,573,658

Proceeds from sales of investments in bonds and other fixed maturity interest securities were $3,820,764,000, $2,254,036,000 and $3,273,528,000 in 2001, 2000 and 1999, respectively. Gross gains of $7,850,000, $31,736,000 and $18,928,000, and gross losses of $33,631,000, $54,352,000 and $55,203,000 during 2001, 2000 and 1999, respectively, were realized on those sales. A portion of the gains realized in 2001, 2000 and 1999 has been deferred to future periods in the interest maintenance reserve.

Net realized (losses) gains, before capital gains tax and interest maintenance reserve transfers and changes in net unrealized (losses) gains, are summarized as follows:

	Capital (Losses) Gains			Net Capital (Loss) Gain
	Bonds	Stocks	Other
	(In Thousands)
2001:
Net realized	$(31,833)	$ (68)	$ 6,120	$(25,781)
Net unrealized	263	(4,585)	(1,327)	(5,649)
Total	$(31,570)	$(4,653)	$ 4,793	$(31,430)

2000:
Net realized	$(35,399)	$ -	$12,783	$(22,616)
Net unrealized	3,754	8,244	103	12,101
Total	$(31,645)	$ 8,244	$12,886	$(10,515)

1999:
Net realized	$(44,838)	$ 124	$1,546	$(43,168)
Net unrealized	(4,303)	4,078	174	(51)
Total	$(49,141)	$4,202	$1,720	$(43,219)

FirstLine/FirstLine II      98

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

4. Investments (continued)

Major categories of net investment income are summarized as follows:

	Year ended December 31
	2001	2000	1999
	(In Thousands)
Income:
Bonds	$459,233	$316,733	$233,247
Mortgage loans	142,080	101,617	66,456
Policy loans	74,322	67,909	59,085
Company-occupied property	2,416	2,154	2,313
Other	(5,394)	4,733	41,800
Total investment income	672,657	493,146	402,901
Investment expenses	(42,396)	(19,125)	(15,216)
Net investment income	$630,261	$474,021	$387,685

As part of its overall investment strategy, the Company has entered into agreements to purchase securities as follows:

	December 31
	2001	2000	1999
	(In Thousands)

Investment purchase commitments	$ 224,197	$ 98,228	$140,600

The Company entered into dollar roll transactions to increase its return on investments and improve liquidity. Dollar rolls involve a sale of securities and an agreement to repurchase substantially the same securities as those sold. The dollar rolls are accounted for as short term collateralized financings and the repurchase obligation is reported in borrowed money. The repurchase obligation totaled $128,715,000 at December 31, 2001. Such borrowings averaged approximately $200,558,000 during the last three months of 2001 and were collateralized by investment securities with fair values approximately equal to the loan value. The securities underlying these agreements are mortgage-backed securities with a book value and fair value of $122,048,000. The securities have a weighted average coupon of 6.8% and have maturities ranging from December 2016 through December 2031. The primary risk associated with short-term collateralized borrowings is that the counterparty will be unable to perform under the terms of the

FirstLine/FirstLine II      99

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

4. Investments (continued)

contract. The Company's exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments (such excess was not material at December 31, 2001). The Company believes the counterparties to the dollar roll agreements are financially responsible and that the counterparty risk is minimal.

The Company participates in reverse repurchase transactions. Such transactions include the sale of corporate securities to a major securities dealer and a simultaneous agreement to repurchase the same security in the near term. The proceeds are invested in new securities of intermediate durations. The terms of the reverse repurchase agreement call for payment of interest at a rate of between 1.8% and 2.26%. The agreements mature prior to the end of January 2002. At December 31, 2001, the amount due on these agreements included in borrowed money is $4,700,000. The securities underlying these agreements are mortgage-backed securities with a book value and fair value of $4,700,000. The securities have a weighted average coupon of 6.5% and have a maturity of September 2016.

The maximum and minimum lending rates for long-term mortgage loans during 2001 were 8.18% and 3.64%. Fire insurance is required on all properties covered by mortgage loans and must at least equal the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.

The maximum percentage of any loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 76.9% on commercial properties. As of December 31, 2001, the Company held no mortgages with interest more than 180 days overdue. Total interest due equals $5,000.

5. Derivative Financial Instruments Held for Purposes Other than Trading

The Company enters into interest rate and currency contracts, including swaps, caps, floors, and options, to reduce and manage risks which include the risk of a change in the value, yield, price, cash flows, exchange rates or quantity of, or a degree of exposure with respect to, assets, liabilities, or future cash flows which the Company has acquired or incurred. Hedge accounting practices are supported by cash flow matching, scenario testing and duration matching.

FirstLine/FirstLine II      100

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

5. Derivative Financial Instruments Held for Purposes Other than Trading (continued)

The Company uses interest rate swaps to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities. Interest rate swap agreements generally involve the exchange of fixed and floating interest payments over the life of the agreement without an exchange of the underlying principal amount. Currency swap agreements generally involve the exchange of local and foreign currency payments over the life of the agreements without an exchange of the underlying principal amount. Interest rate cap and interest rate floor agreements owned entitle the Company to receive payments to the extent reference interest rates exceed or fall below strike levels in the contracts based on the notional amounts.

Premiums paid for the purchase of interest rate contracts are included in other invested assets and are being amortized to interest expense over the remaining terms of the contracts or in a manner consistent with the financial instruments being hedged.

Amounts paid or received, if any, from such contracts are included in interest expense or income. Accrued amounts payable to or receivable from counterparties are included in other liabilities or other invested assets.

Gains or losses realized as a result of early terminations of interest rate contracts are amortized to investment income over the remaining term of the items being hedged to the extent the hedge is considered to be effective; otherwise, they are recognized upon termination.

Interest rate contracts that are matched or otherwise designated to be associated with other financial instruments are recorded at fair value if the related financial instruments mature, are sold, or are otherwise terminated or if the interest rate contracts cease to be effective hedges. Changes in the fair value of the derivative are recorded as investment income. The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties' credit standing, collateral agreements, and master netting agreements.

FirstLine/FirstLine II      101

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

5. Derivative Financial Instruments Held for Purposes Other than Trading (continued)

The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts.

The table below summarizes the Company's interest rate contracts included in other invested assets at December 31, 2001 and 2000 (in thousands):

	December 31, 2001
	Notional Amount	Carrying Value	Fair Value

Interest rate contracts:
Swaps	$4,107,585	$ (64)	$ 24,248
Swaps--affiliates	1,875,440	64	(28,023)
Total swaps	5,983,025	-	(3,775)

Caps owned	43,694	935	298
Total caps owned	43,694	935	298

Floors owned	189,077	327	2,661
Total floors owned	189,077	327	2,661

Options owned	25,000	450	664
Total options owned	25,000	450	664

Total derivatives	$6,240,796	$1,712	$ (152)

FirstLine/FirstLine II      102

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

5. Derivative Financial Instruments Held for Purposes Other than Trading (continued)

	December 31, 2000
	Notional Amount	Carrying Value	Fair Value

Interest rate contracts:
Swaps	$2,478,442	$ 95	$(49,375)
Swaps--affiliates	1,645,143	(95)	60,703
Total swaps	4,123,585	-	11,328

Caps owned	53,543	1,224	492
Caps owned--affiliates	20,525	26	-
Total caps owned	74,068	1,250	492

Floors owned	259,637	905	1,975
Total floors owned	259,637	905	1,975

Options owned	97,000	627	342
Total options owned	97,000	627	342

Total derivatives	$4,554,290	$2,782	$ 14,137

FirstLine/FirstLine II      103

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

6. Concentrations of Credit Risk

The Company held less-than-investment-grade corporate bonds with an aggregate book value of $1,000,783,000 and $419,904,000 and with an aggregate market value of $947,668,000 and $395,837,000 at December 31, 2001 and 2000, respectively. Those holdings amounted to 13.8% of the Company's investments in bonds and 8% of total admitted assets at December 31, 2001. The holdings of less-than-investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

The Company held unrated bonds of $436,144,000 and $723,168,000 with an aggregate NAIC market value of $433,114,000 and $724,545,000 at December 31, 2001 and 2000, respectively. The carrying value of these holdings amounted to 6% of the Company's investment in bonds and 3.5% of the Company's total admitted assets at December 31, 2001.

At December 31, 2001, the Company's commercial mortgages involved a concentration of properties located in Calfornia (16%) and Florida (9.8%). The remaining commercial mortgages relate to properties located in 37 other states. The portfolio is well diversified, covering many different types of income-producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $59,027,000.

FirstLine/FirstLine II      104

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

7. Annuity Reserves

At December 31, 2001 and 2000, the Company's annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2001
	Amount	Percent
	(In Thousands)
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$4,336,801	57%
At book value less surrender charge	63,141	1%
Subtotal	4,399,942	58%
Subject to discretionary withdrawal (without adjustment) at book value with
minimal or no charge or adjustment	139,095	2%
Not subject to discretionary withdrawal	3,086,345	40%
Total annuity reserves and deposit fund liabilities--
before reinsurance	7,625,382	100%
Less reinsurance ceded	2,622,390
Net annuity reserves and deposit fund liabilities	$5,002,992

	December 31, 2000
	Amount	Percent
	(In Thousands)
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$2,619,437	60.8%
At book value less surrender charge	134,697	3.1
Subtotal	2,754,134	63.9
Subject to discretionary withdrawal (without adjustment) at book value with
minimal or no charge or adjustment	248,208	5.8
Not subject to discretionary withdrawal	1,305,567	30.3
Total annuity reserves and deposit fund liabilities--
before reinsurance	4,307,909	100.0%
Less reinsurance ceded	2,269,160
Net annuity reserves and deposit fund liabilities	$2,038,749

FirstLine/FirstLine II      105

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

8. Employee Benefit Plans

Pension Plan and Postretirement Benefits

Prior to December 31, 2001, the Company maintained a qualified noncontributory defined benefit retirement plan covering substantially all employees. Effective December 31, 2001 the qualified plan of the Company, along with certain other US subsidiaries of ING America, were merged into one plan which will be recognized in ING America's financial statements. As a result of this plan merger, the Company transferred its qualified pension asset to ING North America Insurance Corporation, an affiliate. In addition, the Company maintains a nonqualified unfunded Supplemental Employees Retirement Plan (SERP) and also provides certain health care and life insurance benefits for retired employees.

A summary of assets, obligations and assumptions of the Pension and Other Postretirement Benefits Plans are as follows:

	Pension Benefits		Other Benefits
	2001	2000	2001	2000
Change in benefit obligation
Benefit obligation at beginning of year	$ 50,981	$48,155	$ 6,370	$5,012
Service cost	3,253	3,041	261	312
Interest cost	4,135	4,118	497	414
Contribution by plan participants	-	-	109	120
Actuarial gain (loss)	5,024	(53)	(1,267)	952
Benefits paid	(2,552)	(2,291)	(475)	(440)
Plan amendments	(639)	97	-	-
Business combinations, divestitures, curtailments, settlements and special termination benefits	(45,322)	(2,086)	247	-
Benefit obligation at end of year	$ 14,880	$50,981	$ 5,742	$6,370

FirstLine/FirstLine II      106

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

8. Employee Benefit Plans (continued)

Pension Plan and Postretirement Benefits (continued)

	Pension Benefits		Other Benefits
	2001	2000	2001	2000
Change in plan assets
Fair value of plan assets at beginning of year	$ 47,098	$50,495	$ -	$ -
Actual return on plan assets	(2,656)	(1,481)	-	-
Employer contribution	513	375	366	320
Plan participants' contributions			109	120
Benefits paid	(2,552)	(2,291)
Business combinations, divestitures and settlements	(42,403)	-	(475)	(440)
Fair value of plan assets at end of year	$ -	$47,098	$ -	$ -

Funded status
Unamortized prior service cost (credit)	$ 474	$ 45	$ 118	$ 114
Unrecognized net gain or (loss)	(1,007)	824	1,957	742
Remaining net obligation or net asset at initial date of application	(12,248)	178	(490)	(981)
Accrued liabilities	(2,099)	(7,015)	(7,327)	(6,245)
Total funded status	$ (14,880)	$ (5,968)	$ 5,742	$ (6,370)

FirstLine/FirstLine II      107

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

8. Employee Benefit Plans (continued)

Pension Plan and Postretirement Benefits (continued)

	Pension Benefits		Other Benefits
	2001	2000	2001	2000

Components of net periodic benefit cost
Service cost	$ 3,253	$ 3,041	$ 261	$ 312
Interest cost	4,135	4,118	497	414
Expected return on plan assets	(4,299)	(4,624)	-	-
Amortization of recognized transition obligation or transition asset	(477)	(285)	491	491
Amount of recognized gains and losses	-	(154)	(52)	(204)
Amount of prior service cost recognized	-	(7)	5	5
Amount of gain or loss recognized due to a settlement or curtailment	-	-	246	-
Total net periodic benefit cost	$ 2,612	$ 2,089	$1,448	$1,018

	1 Percentage Point Increase	1 Percentage Point Decrease
Effect on total of service and interest cost components	$ 83	$ (72)
Effect on postretirement benefit obligation	$446	$(387)

FirstLine/FirstLine II      108

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

8. Employee Benefit Plans (continued)

Pension Plan and Postretirement Benefits (continued)

The funded status for the pension plans and other postretirement benefit plan is as follows:

	Pension Benefits	Other Benefits

December 31, 2001
Projected benefit obligation	$(14,880)	$(5,742)
Less plan assets at fair value	-	-
Plan assets less than projected benefit obligation	$(14,880)	$(5,742)
	Pension Benefits	Other Benefits

December 31, 2000
Projected benefit obligation	$(53,066)	$(6,370)
Less plan assets at fair value	47,098	-
Plan assets less than projected benefit obligation	$ (5,968)	$(6,370)

In addition, the Company has pension benefit obligations and other benefit obligations for non-vested employees as of December 31, 2001 and 2000 in the amount of $260,000 and $1,918,000, and $2,086,000 and $1,906,000, respectively.

The net periodic pension cost, employer contribution, plan participant contributions, and benefits paid for the defined benefit plans for 1999 are as follows (in thousands):

December 31, 1999	Pension Benefits	Other Benefits
Net periodic pension expense	$ 2,011	$1,236
Employer contributions	387	467
Plan participants' contributions	-	94
Benefits paid	1,625	561

FirstLine/FirstLine II      109

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

8. Employee Benefit Plans (continued)

Pension Plan and Postretirement Benefits (continued)

Assumptions used in determining the accounting for the defined benefit plans as of December 31, 2001 and 2000 were as follows:

	2001	2000

Weighted-average discount rate	7.50%	7.75%
Rate of increase in compensation level	4.50%	5.00%
Expected long-term rate of return on assets	9.25%	9.25%

Plan assets of the defined benefit plans at December 31, 2001 are invested primarily in U.S. government securities, corporate bonds, mutual funds, mortgage loans, money market funds, and common stock. Certain of the Qualified Plan's investments are held in the ING-NA Master Trust, which was established in 1998 for the investment of assets of the Plan and several other ING-NA sponsored retirement plans.

The annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) for the medical plan is 8.5% graded to 5.5% over 6 years. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation for the medical plan as of December 31, 2001 by $446,429. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation for the medical plan as of December 31, 2001 by $(387,237).

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.50% at December 31, 2001 and 7.75% at December 31, 2000.

FirstLine/FirstLine II      110

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

8. Employee Benefit Plans (continued)

401(k) Plan

Effective January 1, 2000, the Security Life of Denver Insurance Company Savings Incentive Plan was merged into the ING Savings Plan (Savings Plan), a defined contribution plan sponsored by ING America. The Savings Plan is a defined contribution plan, which is available to substantially all home office employees. Participants may make contributions to the plan through salary reductions up to a maximum of $10,500 for 2001, 2000, and 1999. Such contributions are not currently taxable to the participants. The Company matches 100% of the first 3% of participant contributions, plus 50% of contributions which exceed 3% of participants' compensation, subject to a maximum matching percentage of 4-1/2% of the individual's salary. Company matching contributions were $1,362,000, $1,552,000 and $1,423,000 for 2001, 2000 and 1999, respectively.

Plan assets of the Savings Plan at December 31, 2001 are invested in a group deposit administration contract (the Contract) with the Company, various mutual funds maintained by the Riggs Bank, and loans to participants. The Contract is an employee benefit liability of the Company and had a balance of $28,500,000 and $28,000,000 at December 31, 2001 and 2000, respectively.

9. Separate Accounts

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders.

Premiums, deposits, and other considerations received for the years ended December 31, 2001, 2000 and 1999 were $239,490,000, $256,712,000 and $153,671,000, respectively.

FirstLine/FirstLine II      111

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

9. Separate Accounts (continued)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	2001	2000	1999
	(In Thousands)
Transfers as reported in the summary of operations of the Separate Accounts Statement:
Transfers to separate accounts	$299,309	$317,529	$161,205
Transfers from separate accounts	118,766	61,187	82,218
Net transfers to separate accounts	180,543	256,342	78,987

Reconciling adjustments:
Miscellaneous transfers	(639)	196	1
Transfers as reported in the Statement of Operations	$180,415	$256,538	$ 78,988

FirstLine/FirstLine II      112

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

9. Separate Accounts (continued)

	December 31
	2001	2000

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$ -	$ -
At book value without market value adjustment less current surrender charge of 5% or more	373,943,697	292,133,836
At market value	-	-
At book value without market value adjustment less current surrender charge of less than 5%	469,222,786	461,679,367
Subtotal	843,166,483	753,813,203
Not subject to discretionary withdrawal	29,517	38,923
Total aggregate reserves for separate accounts	$843,196,000	$753,852,126

10. Reinsurance

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. As of December 31, 2001, the Company's retention limit for acceptance of risk on life insurance policies had been set at various levels up to $5,000,000.

To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of the retrocessionaire and monitors concentrations of credit risk.

Assumed premiums amounted to $713,221,000, $612,585,000 and $520,490,000 for the years ended December 31, 2001, 2000 and 1999, respectively.

FirstLine/FirstLine II      113

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

10. Reinsurance (continued)

The Company's ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

	2001	2000	1999
	(In Thousands)

Premiums	$1,839,618	$ 859,405	$1,701,959
Benefits paid or provided	240,909	247,622	216,778
Policy and contract liabilities at year end	3,179,438	2,647,258	3,890,702

During 2001, 2000 and 1999, the Company had ceded blocks of insurance under reinsurance treaties to provide funds for financing and other purposes. These reinsurance transactions, generally known as "financial reinsurance," represent financing arrangements. Financial reinsurance has the effect of increasing current statutory surplus while reducing future statutory surplus as the reinsurers recapture amounts.

11. Federal Income Taxes

The Company and its subsidiaries file a consolidated federal income tax return with its parent, ING America Insurance Holdings, Inc., a Delaware Corporation, and other US affiliates and subsidiaries. The method of tax allocation is governed by a written tax sharing agreement. The tax sharing agreement provides that each member of the consolidated return shall reimburse ING America Insurance Holdings, Inc. for its respective share of the consolidated federal income tax liability and shall receive a benefit for its losses at the statutory rate.

FirstLine/FirstLine II      114

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

11. Federal Income Taxes (continued)

The components of the net admitted deferred tax asset are as follows:

	December 31, 2001	January 1, 2001	Change
	(In Thousands)

Gross deferred tax asset	$ 253,283	$ 229,891	$ 23,392
Gross deferred tax liabilities	25,655	15,586	10,069
Net deferred taxes and change for year	227,628	214,305	13,323
Nonadmitted deferred tax assets and change for the year	(183,860)	(163,040)	(20,820)
Net admitted deferred tax asset and change for the year	$ 43,768	$ 51,265	$ (7,497)

FirstLine/FirstLine II      115

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

11. Federal Income Taxes (continued)

For 2001, the Company's federal income tax expense and change in deferred taxes differs from the amount obtained by applying the federal statutory rate of 35% to income (including capital losses) before taxes for the following reasons:

Year ended December 31, 2001
(In Thousands)

Expected federal income tax expense at statutory rate of 35%	$42,494
Deferred acquisition costs	15,948
Insurance reserves	(10,323)
Due and deferred premiums	(12,573)
Investments	8,404
Compensation	3,920
Other	3,608
Prior year true-up to return	11,585
Federal income taxes expense	63,063

Change in deferred taxes	(13,323)
Total statutory federal income taxes	$49,740

For 2000 and 1999, income before federal income taxes differs from taxable income principally due to dividends-received tax deductions, and differences in reserves for policy and contract liabilities for tax and statutory basis financial reporting purposes.

The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $47,182,110, $11,323,001 and $14,442,300 from 2001, 2000 and 1999, respectively.

Prior to 1984, the Company was allowed certain special deductions for federal income tax reporting purposes that were required to be accumulated in a "policyholders' surplus account" (PSA). In the event those amounts are distributed to shareholders, or the balance of the account exceeds certain limitations prescribed by the Internal Revenue Code, the excess amounts would be subject to income tax at current rates. Income taxes also would be payable at current rates if the Company ceases to qualify as a life insurance company

FirstLine/FirstLine II      116

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

11. Federal Income Taxes (continued)

for tax reporting purposes, or if the income tax deferral status of the PSA is modified by future tax legislation. Management does not intend to take any actions nor does management expect any events to occur that would cause income taxes to become payable on the PSA balance. Accordingly, the Company has not accrued income taxes on the PSA balance of $60,490,000 at December 31, 2001. However, if such taxes were assessed, the amount of the taxes payable would be $21,172,000. No deferred tax liabilities are recognized related to the PSA.

12. Investment in and Advances to Subsidiaries

The Company has two wholly owned insurance subsidiaries, Midwestern United Life Insurance Company (Midwestern United) and First ING Life Insurance Company of New York (First ING). The Company also has three wholly owned noninsurance subsidiaries, First Secured Mortgage Deposit Corporation, Tailored Investments Notes Trust, and ING America Equities, Inc.

ING America Equities, Inc. is a wholesale broker/dealer whose business activities consist only of the distribution of variable life and annuity contracts. ING America Equities, Inc. does not hold customer funds or securities.

Amounts invested in and advanced to the Company's subsidiaries are summarized as follows:

	December 31
	2001	2000
	(In Thousands)

Common stock (cost-$61,318 in 2001 and 2000)	$84,348	$85,324
(Payable) receivable from subsidiaries	-	(2,476)

FirstLine/FirstLine II      117

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

12. Investment in and Advances to Subsidiaries (continued)

Summarized financial information for these subsidiaries is as follows:

	2001	2000	1999
	(In Thousands)

Revenues	$ 96,208	$ 97,086	$ 89,507
Income before net realized gains on investments	6,833	9,783	7,884
Net (loss) income	(2,031)	9,571	6,301
Admitted assets	293,080	298,260	296,265
Liabilities	208,732	212,936	219,139

Midwestern United paid a common stock dividend to the Company of $1,210,000 in 2001. No such dividends were paid in 2000.

On May 3, 2001, the Company entered into a stock purchase agreement with Security Mutual Life Insurance Company of New York, Ohio National Financial Services, Inc., and SMON Holdings, Inc. to sell First ING Life Insurance Company of New York to SMON Holdings, Inc. After having received regulatory approval for the sale on January 3, 2002, the transaction was closed on January 4, 2002. As a result of the sale, First ING Life Insurance Company of New York changed its name to National Security Life and Annuity Company effective January 4, 2002.

13. Capital and Surplus

Under Colorado insurance regulations, the Company is required to maintain a minimum total capital and surplus of $1,500,000. Additionally, the amount of dividends which can be paid by the Company to its stockholder without prior approval of the Colorado Division of Insurance is limited to the greater of 10% of statutory surplus or the statutory net gain from operations.

The Company has two surplus notes to a related party for $65,032,000 and $100,000,000 which represent the cumulative cash draws on two $100,000,000 commitments issued by ING America through December 31, 2001, less principal payments. In 2001, the surplus notes were assigned by the issuer to an affiliated holding Company, Lion Connecticut Holdings, Inc., and were amended and restated. The amended and restated surplus notes have the following repayment conditions.

FirstLine/FirstLine II      118

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

13. Capital and Surplus (continued)

These subordinated notes bear interest at a variable rate equal to the prevailing rate for 10-year U.S. Treasury bonds plus 1/4% adjusted annually. The principal sum plus accrued interest shall be repaid in five annual installments beginning April 15, 2017 and continuing through April 15, 2021 (Repayment Period). The repayment amount shall be determined and adjusted annually on the last day of December, commencing December 31, 2016, and shall be an amount calculated to amortize any unpaid principal plus accrued interest over the years remaining in the Repayment Period. In the event that the Commissioner of Insurance of the State of Colorado does not grant approval for repayment, then any unpaid annual installment shall be considered unpaid principal plus accrued interest for purposes of calculating subsequent annual installments. Repayment of principal and payment of interest shall be subordinated to the prior payment of, or provision for, all liabilities of the Company, but shall rank superior to the claim, interest and equity of the shares of shareholders of the Company. Such subordination shall be equally applicable in the case of any merger, consolidations, liquidation, rehabilitations, reorganization, dissolution, sale or other disposal of all, or substantially all, of the Company's assets, including the assumption, whether by reinsurance or otherwise, of the major portion of the Company's in force business pursuant to the reinsurance agreement or agreements approved by the Commissioner of Insurance of the State of Colorado.

The repayment of these notes are payable only out of surplus funds of the Company and only at such time as the surplus of the Company, after payment is made, does not fall below the prescribed level. In July 2001, the Company made payments of $19,227,000 and $6,614,000 for principal and interest, respectively, after receiving approval from the Commissioner of Insurance of the State of Colorado.

14. Fair Values of Financial Instruments

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.

FirstLine/FirstLine II      119

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

14. Fair Values of Financial Instruments (continued)

Life insurance liabilities that contain mortality risk and all nonfinancial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The carrying amounts and fair values of the Company's financial instruments are summarized as follows:

	December 31
	2001		2000
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(In Thousands)
Assets:
Bonds	$7,275,493	$7,334,915	$4,573,658	$4,567,521
Preferred stocks	18,863	19,156	13,524	13,527
Unaffiliated common stocks	38,083	38,083	15,483	15,483
Mortgage loans	2,208,583	2,284,192	1,672,169	1,705,801
Policy loans	1,124,108	1,124,108	992,911	992,911
Residual collateralized
mortgage obligations	-	-	30,846	13,141
Derivative securities	1,712	152	2,782	14,137
Short-term investments	321,381	321,381	114,848	114,848
Cash	66,159	66,159	88,816	88,816
Indebtedness from related parties	21,528	21,528	69,338	69,338
Separate account assets	903,086	903,086	799,966	799,966
Receivable for securities	4,301	4,301	5,084	5,084

Liabilities:
Individual and group annuities	133,039	139,890	203,489	142,743
Guaranteed investment contracts	-	-	1,578,057	1,575,822
Deposit type contract	3,790,181	3,714,330	-	-
Policyholder funds	56,820	56,820	71,669	71,669
Policyholder dividends	10,033	10,033	11,503	11,503
Indebtedness to related parties	5,441	5,441	8,016	8,016
Separate account liabilities	903,086	903,086	799,966	799,966
Payable for securities	175,048	175,048	3,162	3,162

FirstLine/FirstLine II      120

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

14. Fair Values of Financial Instruments (continued)

The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

Fixed maturities and equity securities: The fair values for bonds, preferred stocks and common stocks, reported herein, are based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, collateralized mortgage obligations and other mortgage derivative investments, are estimated by discounting the expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality, and maturity, which fall within a range between 5% and 21% over the total portfolio. Fair values determined on this basis can differ from values published by the NAIC Securities Valuation Office. Market value as determined by the NAIC as of December 31, 2001 and 2000 is $7,457,970,000 and $4,675,995,000, respectively.

Mortgage loans: Estimated market values for commercial real estate loans were generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads implied by independent published surveys. The same is applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these loans were discounted at a greater spread to reflect increased risk. All residential loans are valued at their outstanding principal balances, which approximate their fair values.

Residual collateralized mortgage obligations: Residual collateralized mortgage obligations are included in the other invested assets balance. Fair values are calculated using discounted cash flows. The discount rates used vary as a function of factors such as yield, credit quality, and maturity, which fall within a range between 5% and 25% over the total portfolio.

FirstLine/FirstLine II      121

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

14. Fair Values of Financial Instruments (continued)

Derivative financial instruments: Fair values for on-balance-sheet derivative financial instruments (caps, options and floors) and off-balance-sheet derivative financial instruments (swaps) are based on broker/dealer valuations or on internal discounted cash flow pricing models taking into account current cash flow assumptions and the counterparties' credit standing.

Guaranteed investment contracts: The fair values of the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Off-balance-sheet instruments: The Company accepted additional deposits on existing synthetic guaranteed investment contracts in the amounts of $709,000,000, $0, and $70,000,000 in 2001, 2000 and 1999, respectively, from trustees of 401(k) plans. Pursuant to the terms of these contracts, the trustees own and retain the assets related to these contracts. Such assets had a value of $1,077,456,000 and $406,896,000 at December 31, 2001 and 2000, respectively. Under synthetic guaranteed investment contracts, the synthetic issuer may assume interest rate risk on individual plan participant initiated withdrawals from stable value options of 401(k) plans. Approximately 100% of the synthetic guaranteed investment contract book values are on a participating basis and have a credited interest rate reset mechanism which passes such interest rate risk to plan participants.

Other investment-type insurance contracts: The fair values of the Company's deferred annuity contracts are estimated based on the cash surrender values. The carrying values of other policyholder liabilities, including immediate annuities, dividend accumulations, supplementary contracts without life contingencies, and premium deposits, approximate their fair values.

The carrying value of all other financial instruments approximates their fair value.

FirstLine/FirstLine II      122

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

15. Commitments and Contingencies

The Company is a party to pending or threatened lawsuits arising from the normal conduct of its business. Due to the climate in insurance and business litigation, suits against the Company sometimes include substantial additional claims, consequential damages, punitive damages and other similar types of relief. While it is not possible to forecast the outcome of such litigation, it is the opinion of management that the disposition of such lawsuits will not have a materially adverse effect on the Company's financial position or interfere with its operations.

The Company guarantees the obligations incurred by its wholly owned subsidiary, Midwestern United, with respect to all life insurance policies in force in 2001, 2000 and 1999. In the event Midwestern United is unable to fulfill its obligations under these policies, the Company would be required to assume the policy obligations. The statutory reserve liabilities for the guaranteed policies totaled $194,071,000 and $201,306,000 as of December 31, 2001 and 2000, respectively.

The Company has agreed to guarantee a revolving line of credit issued to Pen-Cal Administrators, Inc., a California producer group, and represented by the credit agreement dated January 1, 2000 between Bank One and Pen-Cal Administrators, Inc., in the principal amount of $2,500,000.

The Company is a member of the Federal Home Loan Bank of Topeka (FHLB). As a member of FHLB, the Company has issued non-putable funding agreements to FHLB. Assets with a book value of $808,634,000 at December 31, 2001 collateralize these agreements. The reserves on these agreements were $710,191,000 at December 31, 2001. The difference of $98,442,000 was secured by a letter of credit. The letter of credit is for the benefit of the Company in the amount of $100,000,000.

16. Financing Agreements

The Company has a line of credit of $100,000,000 to provide short-term liquidity which expires July 31, 2002. The amount of funds available under this line is reduced by borrowings of certain affiliates also party to the agreement. Interest on all loans is based on the cost of funds by the lender plus .23%. The Company has no outstanding borrowings under this agreement at December 31, 2001.

FirstLine/FirstLine II      123

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

16. Financing Agreements (continued)

The Company is the beneficiary of letters of credit totaling $363,334,000 that were established in accordance with the terms of reinsurance agreements. The terms of the letters of credit provide for automatic renewal for the following year at December 31, unless otherwise canceled or terminated by either party to the financing. The letters were unused during both 2001 and 2000. The Company is also the beneficiary of a letter of credit issued by its parent ING America Insurance Holding, Inc., totaling $100,000,000.

17. Related Party Transactions

Affiliates

The Company has a $241,000,000 line of credit issued by the Company's parent to provide short-term liquidity. Interest on the loans are indexed to the A1+/P1 commercial paper rates. The average borrowing by the Company in 2001 and 2000 was $29,363,000 and $17,453,000, respectively, with an average borrowing rate of 4.25% and 6.29%, respectively.

The Company provides administrative, investment and other operating services to affiliates. Amounts received for these services were $15,798,000, $13,053,000 and $2,606,000 for 2001, 2000 and 1999, respectively.

The Company also has an Investment Advisory Agreement with an affiliate whereby it receives investment and portfolio management services for a fee. Total fees under the agreement were approximately $20,992,000, $9,885,000 and $11,373,000 for 2001, 2000 and 1999, respectively.

Subsidiaries

The Company provides administrative, investment and other operating services to certain of its subsidiaries pursuant to contractual arrangements. Amounts received for these services were $3,506,000, $3,561,000 and $4,057,000 for 2001, 2000 and 1999, respectively.

FirstLine/FirstLine II      124

Security Life of Denver Insurance Company

Notes to Financial Statements - Statutory Basis (continued)

18. Guaranty Fund Assessments

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state.

The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA) and the amount of premiums written in each state. The Company reduces the accrual by credits allowed in some states to reduce future premium taxes by a portion of assessments in that state. The Company has estimated this liability to be $2,305,000 as of December 31, 2001 and 2000 and has recorded a reserve. The Company has also recorded an asset of $3,805,000 and $5,045,000 as of December 31, 2001 and 2000, respectively, for future credits to premium taxes for assessments already paid. Payments received for guaranty fund assessments in 2001 and 2000 were $415,000 and $267,000, respectively.

19. Regulatory Risk-Based Capital

The NAIC prescribes risk-based capital (RBC) requirements for life/health insurance companies. RBC is a series of dynamic surplus-related formulas for monitoring solvency. At December 31, 2001, the Company exceeded all minimum RBC requirements.

FirstLine/FirstLine II      125

Security Life Separate Account L1 of
Security Life of Denver Insurance Company
Financial Statements
Years ended December 31, 2001, 2000 and 1999

Product Name      126

Security Life Separate Account L1

Financial Statements

Years ended December 31, 2001, 2000 and 1999

Contents

Report of Independent Auditors     128

Audited Financial Statements

Statement of Assets and Liabilities     129
Statement of Operations     140
Statement of Changes in Net Assets     165
Notes to Financial Statements     190

Product Name      127

Report of Independent Auditors

Policyholders
Security Life Separate Account L1 of
      Security Life of Denver Insurance Company

We have audited the accompanying statements of assets and liabilities of Security Life Separate Account L1 of Security Life of Denver Insurance Company, comprising, respectively, the Neuberger Berman Advisers Management Trust (comprising the Limited Maturity Bond, Growth and Partners Divisions) ("NB"), the Alger American Fund (comprising the American Small Capitalization, American MidCap Growth, American Growth and American Leveraged AllCap Divisions) ("Alger"), the Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II (comprising the Asset Manager, Asset Manager SC, Growth, Growth SC, Overseas, Overseas SC, Money Market and Index 500 Divisions) ("Fidelity"), the INVESCO Variable Investment Funds, Inc. (comprising the Total Return, Equity Income, High Yield, Utilities and Small Company Growth Divisions) ("INVESCO"), the Van Eck Worldwide Trust (comprising the Worldwide Hard Assets, Worldwide Bond, Worldwide Emerging Markets and Worldwide Real Estate Divisions) ("Van Eck"), AIM Advisors, Inc. (comprising the Capital Appreciation and Government Securities Divisions) ("AIM"), Directed Services, Inc. (comprising the Equity Income, Growth, Hard Asset, Limited Maturity Bond, Liquid Asset, MidCap Growth, Research, Total Return and Fully Managed Divisions) ("GCG"), the Janus Aspen Series Funds (comprising the Growth, Aggressive Growth, Worldwide Growth and International Growth Divisions) ("Janus"), the M Funds (comprising the Brandes, Clifton, Frontier and Turner Divisions) ("M Funds"), the ING Pilgrim Funds (comprising the Growth Opportunities, MagnaCap, Mid-Cap Opportunities and Small Cap Opportunities Divisions) ("Pilgrim"), and Putnam Investment Management (comprising the New Opportunities, Voyager, Growth and Income and Small Cap Value Divisions) ("Putnam"), as of December 31, 2001, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the divisions constituting the Security Life Separate Account L1 as of December 31, 2001, and the results of their operations and changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

March 29, 2002

Product Name      128

Security Life Separate Account L1

Statement of Assets and Liabilities

December 31, 2001

	NB
	Limited Maturity Bond	Growth	Partners
Assets
Investments in mutual funds at
fair value (Note 4)	$22,952,076	$12,972,374	$32,085,039
Total assets	22,952,076	12,972,374	32,085,039

Liabilities
Due to (from) Security Life of
Denver	(23,293)	(47,885)	(105,864)
Total liabilities	(23,293)	(47,885)	(105,864)

Net assets	$22,975,369	$13,020,259	$32,190,903

Policyholder reserves
Reserves attributable to the
policyholders (Note 2)	$22,975,369	$13,020,259	$32,190,903

Total policyholder reserves	$22,975,369	$13,020,259	$32,190,903

Number of divisional units outstanding (Note 8):
Class A	1,563,241.423	705,598.464	1,363,030.770
Class B	39,537.080	10,739.687	20,100.728

Value per divisional unit:
Class A	$14.43	$18.32	$23.47
Class B	$10.58	$ 8.50	$ 9.69

Number of shares owned	1,703,940.308	1,126,074.174	2,124,836.998

See accompanying notes.

Product Name      129

Security Life Separate Account L1

Statement of Assets and Liabilities (continued)

December 31, 2001

	Alger
	American Small Capitalization	American MidCap Growth	American Growth	American Leveraged AllCap
Assets
Investments in mutual funds at
fair value (Note 4)	$19,989,267	$42,463,219	$48,841,037	$23,192,966
Total assets	19,989,267	42,463,219	48,841,037	23,192,966

Liabilities
Due to (from) Security Life of Denver	61,122	(99,578)	88,747	(82,539)
Total liabilities	61,122	(99,578)	88,747	(82,539)

Net assets	$19,928,145	$42,562,797	$48,752,290	$23,275,505

Policyholder reserves
Reserves attributable to the
policyholders (Note 2)	$19,928,145	$42,562,797	$48,752,290	$23,275,505

Total policyholder reserves	$19,928,145	$42,562,797	$48,752,290	$23,275,505

Number of divisional units outstanding (Note 8):
Class A	1,466,793.746	1,383,374.977	1,975,719.831	683,287.979
Class B	69,967.617	61,462.688	77,595.637	13,007.449

Value per divisional unit:
Class A	$13.26	$30.21	$24.32	$33.88
Class B	$ 6.80	$12.57	$ 8.98	$ 9.45

Number of shares owned	1,207,810.671	2,403,125.005	1,328,284.934	735,117.770

See accompanying notes.

Product Name      130

Security Life Separate Account L1

Statement of Assets and Liabilities (continued)

December 31, 2001

	Fidelity
	Asset Manager	Asset Manager SC	Growth	Growth SC	Overseas	Overseas SC	Money Market	Index 500
Assets
Investments in mutual funds at
fair value (Note 4)	$19,960,342	$314,050	$59,945,720	$209,485	$34,907,789	$150,870	$95,075,229	$200,292,726
Total assets	19,960,342	314,050	59,945,720	209,485	34,907,789	150,870	95,075,229	200,292,726

Liabilities
Due to (from) Security Life of
Denver	118,014	-	194,610	-	(157,507)	-	241,953	(111,320)
Total liabilities	118,014	-	194,610	-	(157,507)	-	241,953	(111,320)

Net assets	$19,842,328	$314,050	$59,751,110	$209,485	$35,065,296	$150,870	$94,833,276	$200,404,046

Policyholder reserves
Reserves attributable to the
policyholders (Note 2)	$19,842,328	$314,050	$59,751,110	$209,485	$35,065,296	$150,870	$94,833,276	$200,404,046

Total policyholder reserves	$19,842,328	$314,050	$59,751,110	$209,485	$35,065,296	$150,870	$94,833,276	$200,404,046

Number of divisional units outstanding (Note 8):
Class A	1,169,409.479	-	2,364,197.375	-	2,641,985.743	-	6,921,270.660	7,473,642.160
Class B	-	31,709.841	79,531.899	24,401.921	132,813.006	19,780.950	-	1,380,613.887

Value per divisional unit:
Class A	$16.97	-	$24.97	-	$12.86	-	$13.70	$25.18
Class B	-	$9.90	$ 8.93	$8.58	$ 8.18	$7.63	-	$ 8.85

Number of shares owned	1,375,626.568	21,793.891	1,783,567.987	6,257.024	2,514,970.369	10,908.914	95,075,229.110	1,539,884.108

See accompanying notes.

Product Name      131

Security Life Separate Account L1

Statement of Assets and Liabilities (continued)

December 31, 2001

	INVESCO
	Total Return	Equity Income	High Yield	Utilities	Small Company Growth
Assets
Investments in mutual funds at
fair value (Note 4)	$15,234,156	$29,132,555	$10,635,767	$7,922,856	$14,717,749
Total assets	15,234,156	29,132,555	10,635,767	7,922,856	14,717,749

Liabilities
Due to (from) Security Life of Denver	(13,157)	30,878	(71,742)	(4,962)	(143,697)
Total liabilities	(13,157)	30,878	(71,742)	(4,962)	(143,697)

Net assets	$15,247,313	$29,101,677	$10,707,509	$7,927,818	$14,861,446

Policyholder reserves
Reserves attributable to the
policyholders (Note 2)	$15,247,313	$29,101,677	$10,707,509	$7,927,818	$14,861,446

Total policyholder reserves	$15,247,313	$29,101,677	$10,707,509	$7,927,818	$14,861,446

Number of divisional units outstanding (Note 8):
Class A	924,011.935	1,151,183.215	799,888.932	509,732.849	1,003,430.592
Class B	10,209.578	87,235.776	32,038.470	15,767.536	29,425.399

Value per divisional unit:
Class A	$16.39	$24.54	$13.08	$15.33	$14.49
Class B	$ 9.97	$ 9.82	$ 7.72	$ 7.05	$10.77

Number of shares owned	1,195,773.570	1,567,952.393	1,392,116.157	562,702.882	999,847,067

See accompanying notes.

Product Name      132

Security Life Separate Account L1

Statement of Assets and Liabilities (continued)

December 31, 2001

	Van Eck
	Worldwide Hard Assets	Worldwide Bond	Worldwide Emerging Markets	Worldwide Real Estate
Assets
Investments in mutual funds
at fair value (Note 4)	$1,727,476	$1,225,301	$4,518,221	$2,826,133
Total assets	1,727,476	1,225,301	4,518,221	2,826,133

Liabilities
Due to (from) Security Life of Denver	10	(5)	2,599	(1)
Total liabilities	10	(5)	2,599	(1)

Net assets	$1,727,466	$1,225,306	$4,515,622	$2,826,134

Policyholder reserves
Reserves attributable to the
policyholders (Note 2)	$1,727,466	$1,225,306	$4,515,622	$2,826,134

Total policyholder reserves	$1,727,466	$1,225,306	$4,515,622	$2,826,134

Number of divisional units outstanding (Note 8):
Class A	180,562.259	126,396.770	551,889.362	268,497.720
Class B	33.337	1,095.329	36,144.511	2,412.726

Value per divisional unit:
Class A	$9.57	$9.61	$7.65	$10.42
Class B	$8.91	$9.52	$8.12	$11.55

Number of shares owned	161,597.368	130,074.380	555,064.039	259,993.819

See accompanying notes.

Product Name      133

Security Life Separate Account L1

Statement of Assets and Liabilities (continued)

December 31, 2001

	AIM
	Capital Appreciation	Government Securities
Assets
Investments in mutual funds at
fair value (Note 4)	$12,811,977	$25,706,520
Total assets	12,811,977	25,706,520

Liabilities
Due to (from) Security Life of Denver	(19,484)	41,293
Total liabilities	(19,484)	41,293

Net assets	$12,831,461	$25,665,227

Policyholder reserves
Reserves attributable to the
policyholders (Note 2)	$12,831,461	$25,665,227

Total policyholder reserves	$12,831,461	$25,665,227

Number of divisional units outstanding (Note 8):
Class A	1,089,855.994	2,121,716.258
Class B	83,909.812	34,600.989

Value per divisional unit:
Class A	$11.06	$11.90
Class B	$ 9.30	$11.81

Number of shares owned	589,870.036	2,229,533.397

See accompanying notes.

Product Name      134

Security Life Separate Account L1

Statement of Assets and Liabilities (continued)

December 31, 2001

	GCG
	Equity Income	Growth	Hard Assets	Limited Maturity Bond	Liquid Asset	MidCap Growth	Research	Total Return	Fully Managed
Assets
Investments in mutual funds
at fair value (Note 4)	$6,451	$3,688	-	$54,670,548	$7,832,059	$465,470	$3,197	$53,206	$3,909,123
Total assets	6,451	3,688	-	54,670,548	7,832,059	465,470	3,197	53,206	3,909,123

Liabilities
Due to (from) Security Life
of Denver	-	-	-	-	-	-	-	-	-
Total liabilities	-	-	-	-	-	-	-	-	-

Net assets	$6,451	$3,688	-	$54,670,548	$7,832,059	$465,470	$3,197	$53,206	$3,909,123

Policyholder reserves
Reserves attributable to the
policyholders (Note 2)	$6,451	$3,688	-	$54,670,548	$7,832,059	$465,470	$3,197	$53,206	$3,909,123

Total policyholder
reserves	$6,451	$3,688	-	$54,670,548	$7,832,059	$465,470	$3,197	$53,206	$3,909,123

Number of divisional units outstanding (Note 8):
Class A	-	-	-	-	-	43,228.093	-	-	355,521.872
Class B	599.540	444.729	-	4,610,394.902	696,490.126	3,611.049	364.292	4,565.988	13,042.811
Value per divisional unit:
Class A	-	-	-	-	-	$ 9.68	-	-	$10.60
Class B	$10.76	$8.29	-	$11.86	$11.25	$13.04	$8.78	$11.65	$10.66

Number of shares owned	565.417	267.270	-	4,961,029.795	7,832,058.590	32,825.812	199.783	3,329.560	223,378.490

See accompanying notes.

Product Name      135

Security Life Separate Account L1

Statement of Assets and Liabilities (continued)

December 31, 2001

	Janus
	Growth	Aggressive Growth	Worldwide Growth	International Growth
Assets
Investments in mutual funds at fair value (Note 4)	$3,099,080	$1,857,717	$3,234,547	$5,153,721
Total assets	3,099,080	1,857,717	3,234,547	5,153,721

Liabilities
Due to (from) Security Life of Denver	(2)	-	(2)	13,395
Total liabilities	(2)	-	(2)	13,395

Net assets	$3,099,082	$1,857,717	$3,234,549	$5,140,326

Policyholder reserves
Reserves attributable to the policyholders (Note 2)	$3,099,082	$1,857,717	$3,234,549	$5,140,326

Total policyholder reserves	$3,099,082	$1,857,717	$3,234,549	$5,140,326
Number of divisional units
outstanding (Note 8):
Class A	464,858.877	414,348.816	443,501.334	742,421.160
Class B	36,725.219	37,258.111	40,602.765	37,343.822

Value per divisional unit:
Class A	$6.17	$4.11	$6.68	$6.59
Class B	$6.23	$4.15	$6.74	$6.67

Number of shares owned	156,836.026	85,490.853	113,972.774	221,189.757

See accompanying notes.

Product Name      136

Security Life Separate Account L1

Statement of Assets and Liabilities (continued)

December 31, 2001

	M Funds
	Brandes	Clifton	Frontier	Turner
Assets
Investments in mutual funds at fair value (Note 4)	$1,895,218	$1,194,435	$1,726,955	$295,829
Total assets	1,895,218	1,194,435	1,726,955	295,829

Liabilities
Due to (from) Security Life of Denver	-	-	-	-
Total liabilities	-	-	-	-

Net assets	$1,895,218	$1,194,435	$1,726,955	$295,829

Policyholder reserves
Reserves attributable to the policyholders (Note 2)	$1,895,218	$1,194,435	$1,726,955	$295,829

Total policyholder reserves	$1,895,218	$1,194,435	$1,726,955	$295,829

Number of divisional units outstanding (Note 8):
Class A	199,081.408	120,205.971	163,708.339	31,036.713
Class B	776.953	48.487	550.547	122.120
Value per divisional unit:
Class A	$9.48	$9.93	$10.51	$9.49
Class B	$9.54	$9.98	$10.57	$9.55

Number of shares owned	153,210.831	88,085.209	102,005.638	22,076.812

See accompanying notes.

Product Name      137

Security Life Separate Account L1

Statement of Assets and Liabilities (continued)

December 31, 2001

	Pilgrim
	Growth Opportunities	MagnaCap	Mid-Cap Opportunities	Small Cap Opportunities
Assets
Investments in mutual funds at fair value (Note 4)	$146,625	$201,750	$294,443	$729,667
Total assets	146,625	201,750	294,443	729,667

Liabilities
Due to (from) Security Life of Denver	-	-	-	-
Total liabilities	-	-	-	-

Net assets	$146,625	$201,750	$294,443	$729,667

Policyholder reserves
Reserves attributable to the policyholders (Note 2)	$146,625	$201,750	$294,443	$729,667

Total policyholder reserves	$146,625	$201,750	$294,443	$729,667

Number of divisional units outstanding (Note 8):
Class A	16,883.560	18,106.005	29,585.862	64,009.201
Class B	95.454	2,550.666	2,485.429	11,257.814
Value per divisional unit:
Class A	$8.64	$9.76	$9.18	$9.69
Class B	$8.68	$9.80	$9.18	$9.74

Number of shares owned	26,756.293	22,592.404	48,507,906	38,647.615

See accompanying notes.

Product Name      138

Security Life Separate Account L1

Statement of Assets and Liabilities (continued)

December 31, 2001

	Putnam
	New Opportunities	Voyager	Growth and Income	Small Cap Value
Assets
Investments in mutual funds at fair value (Note 4)	$397,431	$852,482	$3,382,696	$6,203,409
Total assets	397,431	852,482	3,382,696	6,203,409

Liabilities
Due to (from) Security Life of Denver	-	-	-	12,233
Total liabilities	-	-	-	12,233

Net assets	$397,431	$852,482	$3,382,696	$6,191,176

Policyholder reserves
Reserves attributable to the policyholders (Note 2)	$397,431	$852,482	$3,382,696	$6,191,176

Total policyholder reserves	$397,431	$852,482	$3,382,696	$6,191,176

Number of divisional units outstanding (Note 8):
Class A	38,647.184	86,011.211	330,355.679	524,956.967
Class B	2,912.492	3,574.942	13,681.079	10,045.267
Value per divisional unit:
Class A	$9.56	$9.51	$9.83	$11.57
Class B	$9.61	$9.57	$9.89	$11.66

Number of shares owned	24,013.937	29,848.812	144,312.963	412,735.145

See accompanying notes.

Product Name      139

Security Life Separate Account L1

Statement of Operations

Year ended December 31, 2001

	NB
	Limited Maturity Bond	Growth	Partners
Investment Income
Dividends from mutual funds	$ 953,448	$ 6,951,959	$1,186,558
Less valuation period deductions
(Note 2)	132,697	105,031	216,387
Net investment income (loss)	820,751	6,846,928	970,171

Realized and unrealized gains
(losses) on investments
Net realized gains (losses) on
investments	(87,864)	(11,434,496)	(2,225,180)
Net unrealized gains (losses) on
investments	569,231	(1,174,669)	527,179
Net realized and unrealized gains
(losses) on investments	481,367	(12,609,165)	(1,698,001)

Net increase (decrease) in net assets
resulting from operations	$1,302,118	$(5,762,237)	$ (727,830)

See accompanying notes.

Product Name      140

Security Life Separate Account L1

Statement of Operations (continued)

Year ended December 31, 2001

	Alger
	American Small Capitalization	American MidCap Growth	American Growth	American Leveraged AllCap
Investment Income
Dividends from mutual funds	$ 11,078	$16,595,646	$ 6,375,756	$ 844,791
Less valuation period deductions
(Note 2)	158,574	267,520	368,683	170,805
Net investment income (loss)	(147,496)	16,328,126	6,007,073	673,986

Realized and unrealized gains
(losses) on investments
Net realized gains (losses) on
investments	(4,309,122)	(18,083,166)	(2,236,799)	(11,574,279)
Net unrealized gains (losses) on
investments	(3,834,697)	(871,507)	(10,755,118)	6,004,341
Net realized and unrealized gains
(losses) on investments	(8,143,819)	(18,954,673)	(12,991,917)	(5,569,938)

Net increase (decrease) in net assets
resulting from operations	$(8,291,315)	$(2,626,547)	$(6,984,844)	$(4,895,952)

See accompanying notes.

Product Name      141

Security Life Separate Account L1

Statement of Operations (continued)

Year ended December 31, 2001

	Fidelity
	Asset Manager	Asset Manager SC	Growth	Growth SC	Overseas	Overseas SC	Money Market	Index 500
Investment Income
Dividends from mutual funds	$ 903,965	$ -	$ 4,536,923	$ -	$ 5,340,174	$ -	$3,159,167	$ 1,936,486
Less valuation period deductions
(Note 2)	142,387	-	459,921	-	279,119	-	615,031	1,315,473
Net investment income (loss)	761,578	-	4,077,002	-	5,061,055	-	2,544,136	621,013

Realized and unrealized gains
(losses) on investments
Net realized gains (losses) on
investments	(1,814,082)	(732)	(15,379,391)	(11,229)	(14,704,916)	(1,125)	-	2,221,426
Net unrealized gains (losses) on
investments	349,904	7,820	(1,622,287)	11,404	(583,408)	(8,761)	-	(26,837,194)
Net realized and unrealized gains
(losses) on investments	(1,464,178)	7,088	(17,001,678)	175	(15,288,324)	(9,886)	-	(24,615,768)

Net increase (decrease) in net
assets resulting from operations	$ (702,600)	$7,088	$(12,924,676)	$ 175	$(10,227,269)	$(9,886)	$2,544,136	$(23,994,755)

See accompanying notes.

Product Name      142

Security Life Separate Account L1

Statement of Operations (continued)

Year ended December 31, 2001

	INVESCO
	Total Return	Equity Income	High Yield	Utilities	Small Company Growth
Investment Income
Dividends from mutual funds	$ 321,870	$ 413,519	$ 1,126,915	$ 85,369	$ -
Less valuation period deductions
(Note 2)	94,009	191,542	77,489	62,847	91,669
Net investment income (loss)	227,861	221,977	1,049,426	22,522	(91,669)

Realized and unrealized gains
(losses) on investments
Net realized gains (losses) on
investments	(658,064)	85,514	(619,401)	(308,679)	(2,076,897)
Net unrealized gains (losses) on
investments	215,214	(2,794,783)	(2,082,139)	(3,121,553)	(369,834)
Net realized and unrealized gains
(losses) on investments	(442,850)	(2,709,269)	(2,701,540)	(3,430,232)	(2,446,731)

Net increase (decrease) in net assets
resulting from operations	$(214,989)	$(2,487,292)	$(1,652,114)	$(3,407,710)	$(2,538,400)

See accompanying notes.

Product Name      143

Security Life Separate Account L1

Statement of Operations (continued)

Year ended December 31, 2001

	Van Eck
	Worldwide Hard Assets	Worldwide Bond	Worldwide Emerging Markets	Worldwide Real Estate

Investment Income
Dividends from mutual funds	$ 25,272	$ 44,322	$ -	$38,335
Less valuation period deductions
(Note 2)	16,631	8,518	29,985	14,502
Net investment income (loss)	8,641	35,804	(29,985)	23,833

Realized and unrealized gains
(losses) on investments
Net realized gains (losses) on
investments	126,168	(52,880)	(1,122,394)	72,084
Net unrealized gains (losses) on
investments	(392,863)	(66,978)	1,077,161	1,756
Net realized and unrealized gains
(losses) on investments	(266,695)	(119,858)	(45,233)	73,840

Net increase (decrease) in net assets
resulting from operations	$(258,054)	$(84,054)	$ (75,218)	$97,673

See accompanying notes.

Product Name      144

Security Life Separate Account L1

Statement of Operations (continued)

Year ended December 31, 2001

	AIM
	Capital Appreciation	Government Securities
Investment Income
Dividends from mutual funds	$ 1,015,515	$ 715,050
Less valuation period deductions
(Note 2)	77,610	141,794
Net investment income (loss)	937,905	573,256

Realized and unrealized gains
(losses) on investments
Net realized gains (losses) on
investments	(2,979,016)	2,676,383
Net unrealized gains (losses) on
investments	(3,129,679)	231,049
Net realized and unrealized gains
(losses) on investments	(6,108,695)	2,907,432

Net increase (decrease) in net assets
resulting from operations	$(5,170,790)	$3,480,688

See accompanying notes.

Product Name      145

Security Life Separate Account L1

Statement of Operations (continued)

Year ended December 31, 2001

	GCG
	Equity Income	Growth	Hard Assets	Limited Maturity Bond	Liquid Asset	MidCap Growth	Research	Total Return	Fully Managed
Investment Income
Dividends from mutual funds	$225	$ -	$ -	$2,096,564	$186,865	$ 2,422	$ 87	$3,382	$154,098
Less valuation period deductions
(Note 2)	-	-	-	-	-	587	-	-	8,190

Net investment income (loss)	225	-	-	2,096,564	186,865	1,835	87	3,382	145,908

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
investments	(40)	(978)	-	8,532	-	(15,299)	(446)	(525)	(4,172)
Net unrealized gains (losses) on
investments	(148)	298	-	(1,963,429)	-	21,648	(78)	(1,893)	(85,305)
Net realized and unrealized gains
(losses) on investments	(188)	(680)	-	(1,954,897)	-	6,349	(524)	(2,418)	(89,477)

Net increase (decrease) in net assets
resulting from operations	$ 37	$(680)	$ -	$ 141,667	$186,865	$ 8,184	$(437)	$ 964	$ 56,431

See accompanying notes.

Product Name      146

Security Life Separate Account L1

Statement of Operations (continued)

Year ended December 31, 2001

	Janus
Investment Income	Growth	Aggressive Growth	Worldwide Growth	International Growth
Dividends from mutual funds	$ 4,387	$ -	$ 6,741	$ 29,978
Less valuation period deductions
(Note 2)	13,345	8,795	12,462	24,862
Net investment income (loss)	(8,958)	(8,795)	(5,721)	5,116

Realized and unrealized gains
(losses) on investments
Net realized gains (losses) on
investments	(147,023)	(231,210)	(214,517)	(324,204)
Net unrealized gains (losses) on
investments	(355,294)	(240,987)	(160,388)	(312,755)
Net realized and unrealized gains
(losses) on investments	(502,317)	(472,197)	(374,905)	(636,959)

Net increase (decrease) in net assets
resulting from operations	$(511,275)	$(480,992)	$(380,626)	$(631,843)

See accompanying notes.

Product Name      147

Security Life Separate Account L1

Statement of Operations (continued)

Year ended December 31, 2001

	M Funds
	Brandes	Clifton	Frontier	Turner
Investment Income
Dividends from mutual funds	$92,119	$51,579	$ 172	$ 285
Less valuation period deductions
(Note 2)	3,533	2,311	3,083	541
Net investment income (loss)	88,586	49,268	(2,911)	(256)

Realized and unrealized gains
(losses) on investments
Net realized gains (losses) on
investments	(3,407)	(1,576)	(12,747)	(1,138)
Net unrealized gains (losses) on
investments	(85,989)	(19,553)	113,573	6,123
Net realized and unrealized gains
(losses) on investments	(89,396)	(21,129)	100,826	4,985

Net increase (decrease) in net assets
resulting from operations	$ (810)	$28,139	$ 97,915	$4,729

See accompanying notes.

Product Name      148

Security Life Separate Account L1

Statement of Operations (continued)

Year ended December 31, 2001

	Pilgrim
	Growth Opportunities	MagnaCap	Mid-Cap Opportunities	Small Cap Opportunities
Investment Income
Dividends from mutual funds	$ -	$ 934	$ -	$ 241
Less valuation period deductions
(Note 2)	75	309	448	639
Net investment income (loss)	(75)	625	(448)	(398)

Realized and unrealized gains
(losses) on investments
Net realized gains (losses) on
investments	(190)	(1,591)	(6,764)	(11,992)
Net unrealized gains (losses) on
investments	1,324	3,018	17,907	28,841
Net realized and unrealized gains
(losses) on investments	1,134	1,427	11,143	16,849

Net increase (decrease) in net assets
resulting from operations	$1,059	$2,052	$10,695	$16,451

See accompanying notes.

Product Name      149

Security Life Separate Account L1

Statement of Operations (continued)

Year ended December 31, 2001

	Putnam
	New Opportunities	Voyager	Growth and Income	Small Cap Value
Investment Income
Dividends from mutual funds	$ -	$ -	$ -	$ -
Less valuation period deductions
(Note 2)	587	456	3,794	7,241
Net investment income (loss)	(587)	(456)	(3,794)	(7,241)

Realized and unrealized gains
(losses) on investments
Net realized gains (losses) on
investments	2,370	(1,070)	(5,484)	2,459
Net unrealized gains (losses) on
investments	39,965	9,229	59,773	481,874
Net realized and unrealized gains
(losses) on investments	42,335	8,159	54,289	484,333

Net increase (decrease) in net assets
resulting from operations	$41,748	$7,703	$50,495	$477,092

See accompanying notes.

Product Name      150

Security Life Separate Account L1

Statement of Operations

Year ended December 31, 2000

	NB
	Limited Maturity Bond	Growth	Partners
Investment Income
Dividends from mutual funds	$775,107	$ 1,356,082	$4,890,882
Less valuation period deductions
(Note 2)	92,250	138,445	220,263
Net investment income (loss)	682,857	1,217,637	4,670,619

Realized and unrealized gains
(losses) on investments
Net realized gains (losses) on
investments	(281,540)	3,777,374	(5,304,540)
Net unrealized gains (losses) on
investments	351,484	(7,971,190)	294,355
Net realized and unrealized gains
(losses) on investments	69,944	(4,193,816)	(5,010,185)

Net increase (decrease) in net assets
resulting from operations	$752,801	$(2,976,179)	$ (339,566)

See accompanying notes.

Product Name      151

Security Life Separate Account L1

Statement of Operations (continued)

Year ended December 31, 2000

	Alger
	American Small Capitalization	American MidCap Growth	American Growth	American Leveraged AllCap
Investment Income
Dividends from mutual funds	$ 9,941,662	$2,936,254	$ 6,249,935	$ 2,457,193
Less valuation period deductions
(Note 2)	222,078	194,721	366,802	198,843
Net investment income (loss)	9,719,584	2,741,533	5,883,133	2,258,350

Realized and unrealized gains
(losses) on investments
Net realized gains (losses) on
investments	(9,976,931)	1,057,836	1,775,571	2,107,246
Net unrealized gains (losses) on
investments	(9,435,613)	(2,672,195)	(16,304,212)	(12,453,495)
Net realized and unrealized gains
(losses) on investments	(19,412,544)	(1,614,359)	(14,528,641)	(10,346,249)

Net increase (decrease) in net assets
resulting from operations	$(9,692,960)	$1,127,174	$(8,645,508)	$(8,087,899)

See accompanying notes.

Product Name      152

Security Life Separate Account L1

Statement of Operations (continued)

Year ended December 31, 2000

	Fidelity
	Asset Manager	Growth	Overseas	Money Market	Index 500
Investment Income
Dividends from mutual funds	$1,469,444	$ 6,670,347	$ 3,516,677	$2,798,325	$ 2,232,964
Less valuation period deductions
(Note 2)	105,478	489,501	301,304	340,745	1,243,353
Net investment income (loss)	1,363,966	6,180,846	3,215,373	2,457,580	989,611

Realized and unrealized gains
(losses) on investments
Net realized gains (losses) on
investments	8,816	2,581,814	1,800,478	-	6,124,495
Net unrealized gains (losses) on
investments	(2,092,103)	(17,925,268)	(13,999,080)	-	(24,758,151)
Net realized and unrealized gains
(losses) on investments	(2,083,287)	(15,343,454)	(12,198,602)	-	(18,633,656)

Net increase (decrease) in net assets
resulting from operations	$ (719,321)	$(9,162,608)	$(8,983,229)	$2,457,580	$(17,644,045)

See accompanying notes.

Product Name      153

Security Life Separate Account L1

Statement of Operations (continued)

Year ended December 31, 2000

	INVESCO
	Total Return	Equity Income	High Yield	Utilities	Small Company Growth
Investment Income
Dividends from mutual funds	$1,540,605	$1,186,862	$ 97,398	$324,011	$ 338,388
Less valuation period deductions
(Note 2)	80,022	139,132	78,969	43,912	62,899
Net investment income (loss)	1,460,583	1,047,730	18,429	280,099	275,489

Realized and unrealized gains
(losses) on investments
Net realized gains (losses) on
investments	(314,414)	593,634	(390,743)	256,021	1,194,928
Net unrealized gains (losses) on
investments	(1,435,710)	(904,246)	(1,002,431)	(372,493)	(3,986,250)
Net realized and unrealized gains
(losses) on investments	(1,750,124)	(310,612)	(1,393,174)	(116,472)	(2,791,322)

Net increase (decrease) in net assets
resulting from operations	$ (289,541)	$ 737,118	$(1,374,745)	$163,627	$(2,515,833)

See accompanying notes.

Product Name      154

Security Life Separate Account L1

Statement of Operations (continued)

Year ended December 31, 2000

	Van Eck
	Worldwide Hard Assets	Worldwide Bond	Worldwide Emerging Markets	Worldwide Real Estate

Investment Income
Dividends from mutual funds	$ 25,149	$20,595	$ -	$ 13,473
Less valuation period deductions
(Note 2)	17,641	5,005	31,191	5,985
Net investment income (loss)	7,508	15,590	(31,191)	7,488

Realized and unrealized gains
(losses) on investments
Net realized gains (losses) on
investments	140,202	(14,783)	87,666	7,144
Net unrealized gains (losses) on
investments	123,530	23,588	(2,508,578)	137,513
Net realized and unrealized gains
(losses) on investments	263,732	8,805	(2,420,912)	144,657

Net increase (decrease) in net assets
resulting from operations	$271,240	$24,395	$(2,452,103)	$152,145

See accompanying notes.

Product Name      155

Security Life Separate Account L1

Statement of Operations (continued)

Year ended December 31, 2000

	AIM
	Capital Appreciation	Government Securities
Investment Income
Dividends from mutual funds	$ 266,665	$551,812
Less valuation period deductions
(Note 2)	58,290	70,584
Net investment income (loss)	208,375	481,228

Realized and unrealized gains
(losses) on investments
Net realized gains (losses) on
investments	418,127	57,242
Net unrealized gains (losses) on
investments	(2,171,530)	350,661
Net realized and unrealized gains
(losses) on investments	(1,753,403)	407,903

Net increase (decrease) in net assets
resulting from operations	$(1,545,028)	$889,131

See accompanying notes.

Product Name      156

Security Life Separate Account L1

Statement of Operations (continued)

Year ended December 31, 2000

	GCG
	Equity Income	Growth	Hard Assets	Limited Maturity Bond	Liquid Asset	MidCap Growth	Research	Total Return
Investment Income
Dividends from mutual funds	$ -	$ 90	$ -	$54,281	$861,303	$ -	$ -	$786
Less valuation period deductions
(Note 2)	-	-	-	-	-	-	-	-

Net investment income (loss)	-	90	-	54,281	861,303	-	-	786

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
investments	-	-	-	-	-	-	-	-
Net unrealized gains (losses) on
investments	-	(168)	-	(45,286)	-	-	-	(550)
Net realized and unrealized gains
(losses) on investments	-	(168)	-	(45,286)	-	-	-	(550)

Net increase (decrease) in net assets
resulting from operations	$ -	$ (78)	$ -	$ 8,995	$861,303	$ -	$ -	$236

See accompanying notes.

Product Name      157

Security Life Separate Account L1

Statement of Operations (continued)

Year ended December 31, 2000

	Janus
	Growth	Aggressive Growth	Worldwide Growth	International Growth
Investment Income
Dividends from mutual funds	$ -	$ -	$ 83	$ 810
Less valuation period deductions
(Note 2)	180	218	147	213
Net investment income (loss)	(180)	(218)	(64)	597

Realized and unrealized gains
(losses) on investments
Net realized gains (losses) on
investments	(1,546)	(86)	(7,584)	(513)
Net unrealized gains (losses) on
investments	(15,107)	(50,478)	(16,753)	(16,513)
Net realized and unrealized gains
(losses) on investments	(16,653)	(50,564)	(24,337)	(17,026)

Net increase (decrease) in net assets
resulting from operations	$(16,833)	$(50,782)	$(24,401)	$(16,429)

See accompanying notes.

Product Name      158

Security Life Separate Account L1

Statement of Operations

Year ended December 31, 1999

	NB
	Limited Maturity Bond	Growth	Partners
Investment Income
Dividends from mutual funds	$911,596	$ 453,085	$ 759,238
Less valuation period deductions
(Note 2)	108,699	70,308	192,211
Net investment income (loss)	802,897	382,777	567,027

Realized and unrealized gains
(losses) on investments
Net realized gains (losses) on
investments	(293,615)	318,964	532,601
Net unrealized gains (losses) on
investments	(423,477)	3,714,218	506,991
Net realized and unrealized gains
(losses) on investments	(717,092)	4,033,182	1,039,592

Net increase (decrease) in net assets
resulting from operations	$ 85,805	$4,415,959	$1,606,619

See accompanying notes.

Product Name      159

Security Life Separate Account L1

Statement of Operations (continued)

Year ended December 31, 1999

	Alger
	American Small Capitalization	American MidCap Growth	American Growth	American Leveraged AllCap
Investment Income
Dividends from mutual funds	$2,200,048	$1,636,538	$2,764,203	$ 724,692
Less valuation period deductions
(Note 2)	141,734	88,955	233,373	93,349
Net investment income (loss)	2,058,314	1,547,583	2,530,830	631,343

Realized and unrealized gains
(losses) on investments
Net realized gains (losses) on
investments	94,825	322,974	2,007,625	2,597,845
Net unrealized gains (losses) on
investments	5,993,398	2,015,333	4,584,649	4,907,565
Net realized and unrealized gains
(losses) on investments	6,088,223	2,338,307	6,592,274	7,505,410

Net increase (decrease) in net assets
resulting from operations	$8,146,537	$3,885,890	$9,123,104	$8,136,753

See accompanying notes.

Product Name      160

Security Life Separate Account L1

Statement of Operations (continued)

Year ended December 31, 1999

	Fidelity
	Asset Manager	Growth	Overseas	Money Market	Index 500
Investment Income
Dividends from mutual funds	$ 798,528	$ 3,508,501	$ 820,014	$1,277,704	$ 1,503,735
Less valuation period deductions
(Note 2)	83,646	308,868	188,207	188,211	860,369
Net investment income (loss)	714,882	3,199,633	631,807	1,089,493	643,366

Realized and unrealized gains
(losses) on investments
Net realized gains (losses) on
investments	122,474	7,459,882	553,230	-	3,223,226
Net unrealized gains (losses) on
investments	316,538	3,509,953	8,740,414	-	17,585,537
Net realized and unrealized gains
(losses) on investments	439,012	10,969,835	9,293,644	-	20,808,763

Net increase (decrease) in net assets
resulting from operations	$1,153,894	$14,169,468	$9,925,451	$1,089,493	$21,452,129

See accompanying notes.

Product Name      161

Security Life Separate Account L1

Statement of Operations (continued)

Year ended December 31, 1999

	INVESCO
	Total Return	Equity Income	High Yield	Utilities	Small Company Growth
Investment Income
Dividends from mutual funds	$ 276,071	$ 252,055	$618,531	$ 37,038	$ -
Less valuation period deductions
(Note 2)	71,255	97,430	65,338	23,769	14,338
Net investment income (loss)	204,816	154,625	553,193	13,269	(14,338)

Realized and unrealized gains
(losses) on investments
Net realized gains (losses) on
investments	286,623	506,767	(241,611)	304,911	237,549
Net unrealized gains (losses) on
investments	(923,083)	965,264	379,005	179,598	1,535,014
Net realized and unrealized gains
(losses) on investments	(636,460)	1,472,031	137,394	484,509	1,772,563

Net increase (decrease) in net assets
resulting from operations	$(431,644)	$1,626,656	$690,587	$497,778	$1,758,225

See accompanying notes.

Product Name      162

Security Life Separate Account L1

Statement of Operations (continued)

Year ended December 31, 1999

	Van Eck
	Worldwide Hard Assets	Worldwide Bond	Worldwide Emerging Markets	Worldwide Real Estate
Investment Income
Dividends from mutual funds	$ 16,585	$ 12,446	$ -	$ 1,795
Less valuation period deductions
(Note 2)	12,646	2,550	10,886	1,732
Net investment income (loss)	3,939	9,896	(10,886)	63

Realized and unrealized gains
(losses) on investments
Net realized gains (losses) on
investments	(313,009)	(25,853)	410,384	1,622
Net unrealized gains (losses) on
investments	592,123	(9,920)	809,962	(17,973)
Net realized and unrealized gains
(losses) on investments	279,114	(35,773)	1,220,346	(16,351)

Net increase (decrease) in net assets
resulting from operations	$283,053	$(25,877)	$1,209,460	$(16,288)

See accompanying notes.

Product Name      163

Security Life Separate Account L1

Statement of Operations (continued)

Year ended December 31, 1999

	AIM
	Capital Appreciation	Government Securities
Investment Income
Dividends from mutual funds	$ 113,467	$198,299
Less valuation period deductions
(Note 2)	19,289	31,722
Net investment income (loss)	94,178	166,577

Realized and unrealized gains
(losses) on investments
Net realized gains (losses) on
investments	92,256	(8,224)
Net unrealized gains (losses) on
investments	1,257,369	(220,437)
Net realized and unrealized gains
(losses) on investments	1,349,625	(228,661)

Net increase (decrease) in net assets
resulting from operations	$1,443,803	$ (62,084)

See accompanying notes.

Product Name      164

Security Life Separate Account L1

Statement of Changes in Net Assets

Year ended December 31, 2001

	NB
	Limited Maturity Bond	Growth	Partners
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 820,751	$ 6,846,928	$ 970,171
Net realized gains (losses) on
investments	(87,864)	(11,434,496)	(2,225,180)
Net unrealized gains (losses) on
investments	569,231	(1,174,669)	527,179
Increase (decrease) in net assets from
operations	1,302,118	(5,762,237)	(727,830)

Changes from principal
transactions
Net premiums	3,295,398	3,628,883	4,728,769
Cost of insurance and
administrative charges	(685,448)	(725,661)	(1,603,314)
Benefit payments	-	-	-
Surrenders	(495,304)	(254,511)	(1,147,488)
Net transfers among divisions
(including the loan division and
guaranteed interest division in
the general account)	5,067,884	(3,811,594)	3,353,033
Other	(3,430)	473	31,954
Increase (decrease) from principal
transactions	7,179,100	(1,162,410)	5,362,954

Total increase (decrease) in net assets	8,481,218	(6,924,647)	4,635,124

Net assets at beginning of year	14,494,151	19,944,906	27,555,779

Net assets at end of year	$22,975,369	$13,020,259	$32,190,903

See accompanying notes.

Product Name      165

Security Life Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 2001

	Alger
	American Small Capitalization	American MidCap Growth	American Growth	American Leveraged AllCap
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ (147,496)	$16,328,126	$ 6,007,073	$ 673,986
Net realized gains (losses) on
investments	(4,309,122)	(18,083,166)	(2,236,799)	(11,574,279)
Net unrealized gains (losses) on
investments	(3,834,697)	(871,507)	(10,755,118)	6,004,341
Increase (decrease) in net assets from
operations	(8,291,315)	(2,626,547)	(6,984,844)	(4,895,952)

Changes from principal
transactions
Net premiums	5,708,041	9,828,654	11,712,597	6,382,755
Cost of insurance and
administrative charges	(1,311,713)	(1,992,952)	(2,826,690)	(1,710,023)
Benefit payments	-	-	-	-
Surrenders	(786,316)	(1,310,921)	(1,469,772)	(1,011,779)
Net transfers among divisions
(including the loan division and
guaranteed interest division in
the general account)	(1,538,649)	5,468,382	(1,714,891)	(5,812)
Other	(21,033)	(97,570)	(82,542)	138,708
Increase (decrease) from principal
transactions	2,050,330	11,895,593	5,618,702	3,793,849

Total increase (decrease) in net assets	(6,240,985)	9,269,046	(1,366,142)	(1,102,103)

Net assets at beginning of year	26,169,130	33,293,751	50,118,432	24,377,608

Net assets at end of year	$19,928,145	$42,562,797	$48,752,290	$23,275,505

See accompanying notes.

Product Name      166

Security Life Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 2001

	Fidelity
	Asset Manager	Asset Manager SC	Growth	Growth SC	Overseas	Overseas SC	Money Market	Index 500
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 761,578	$ -	$ 4,077,002	$ -	$ 5,061,055	$ -	$ 2,544,136	$ 621,013
Net realized gains (losses) on
investments	(1,814,082)	(732)	(15,379,391)	(11,229)	(14,704,916)	(1,125)	-	2,221,426
Net unrealized gains (losses) on
investments	349,904	7,820	(1,622,287)	11,404	(583,408)	(8,761)	-	(26,837,194)
Increase (decrease) in net assets from
operations	(702,600)	7,088	(12,924,676)	175	(10,227,269)	(9,886)	2,544,136	(23,994,755)

Changes from principal
transactions
Net premiums	4,928,026	258,504	14,447,067	178,717	9,192,216	109,043	117,488,335	49,621,850
Cost of insurance and
administrative charges	(1,113,478)	(14,177)	(3,260,239)	(5,041)	(1,994,142)	(2,894)	(4,840,874)	(10,446,440)
Benefit payments	-	-	-	-	-	-	(635,172)	-
Surrenders	(498,056)	-	(2,691,247)	-	(1,735,115)	5	(3,841,661)	(7,463,200)
Net transfers among divisions
(including the loan division and
guaranteed interest division in
the general account)	1,499,048	61,002	(4,315,470)	35,724	(3,404,356)	54,084	(77,914,357)	11,980,505
Other	(25,230)	1,633	(10,528)	(90)	(87,915)	518	18,057	(234,355)
Increase (decrease) from principal
transactions	4,790,310	306,962	4,169,583	209,310	1,970,688	160,756	30,274,328	43,458,360

Total increase (decrease) in net assets	4,087,710	314,050	(8,755,093)	209,485	(8,256,581)	150,870	32,818,464	19,463,605

Net assets at beginning of year	15,754,618	-	68,506,203	-	43,321,877	-	62,014,812	180,940,441

Net assets at end of year	$19,842,328	$314,050	$59,751,110	$209,485	$35,065,296	$150,870	$94,833,276	$200,404,046

See accompanying notes.

Product Name      167

Security Life Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 2001

	INVESCO
	Total Return	Equity Income	High Yield	Utilities	Small Company Growth
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 227,861	$ 221,977	$ 1,049,426	$ 22,522	$ (91,669)
Net realized gains (losses) on
investments	(658,064)	85,514	(619,401)	(308,679)	(2,076,897)
Net unrealized gains (losses) on
investments	215,214	(2,794,783)	(2,082,139)	(3,121,553)	(369,834)
Increase (decrease) in net assets from
operations	(214,989)	(2,487,292)	(1,652,114)	(3,407,710)	(2,538,400)

Changes from principal
transactions
Net premiums	3,859,882	6,274,961	2,362,344	2,759,195	3,465,524
Cost of insurance and
administrative charges	(981,884)	(1,712,565)	(640,769)	(544,844)	(678,377)
Benefit payments	-	-	-	-	-
Surrenders	(605,337)	(547,139)	(254,529)	(111,633)	(529,298)
Net transfers among divisions
(including the loan division and
guaranteed interest division in
the general account)	1,489,607	6,071,660	391,814	1,373,706	3,317,951
Other	5,403	(34,044)	4,411	47,172	(24,057)
Increase (decrease) from principal
transactions	3,767,671	10,052,873	1,863,271	3,523,596	5,551,743

Total increase (decrease) in net assets	3,552,682	7,565,581	211,157	115,886	3,013,343

Net assets at beginning of year	11,694,631	21,536,096	10,496,352	7,811,932	11,848,103

Net assets at end of year	$15,247,313	$29,101,677	$10,707,509	$7,927,818	$14,861,446

See accompanying notes.

Product Name      168

Security Life Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 2001

	Van Eck
	Worldwide Hard Assets	Worldwide Bond	Worldwide Emerging Markets	Worldwide Real Estate
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 8,641	$ 35,804	$ (29,985)	$ 23,833
Net realized gains (losses) on
investments	126,168	(52,880)	(1,122,394)	72,084
Net unrealized gains (losses) on
investments	(392,863)	(66,978)	1,077,161	1,756
Increase (decrease) in net assets from
operations	(258,054)	(84,054)	(75,218)	97,673

Changes from principal
transactions
Net premiums	342,840	367,493	1,356,359	659,384
Cost of insurance and
administrative charges	(132,854)	(98,441)	(259,040)	(104,193)
Benefit payments	-	-	-	-
Surrenders	(673,391)	(10,393)	(105,458)	(2,318)
Net transfers among divisions
(including the loan division and
guaranteed interest division in
the general account)	137,343	117,746	(960,427)	863,760
Other	(1,769)	1,528	(2,594)	(480)
Increase (decrease) from principal
transactions	(327,831)	377,933	28,840	1,416,153

Total increase (decrease) in net assets	(585,885)	293,879	(46,378)	1,513,826

Net assets at beginning of year	2,313,351	931,427	4,562,000	1,312,308

Net assets at end of year	$1,727,466	$1,225,306	$4,515,622	$2,826,134

See accompanying notes.

Product Name      169

Security Life Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 2001

	AIM
	Capital Appreciation	Government Securities
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 937,905	$ 573,256
Net realized gains (losses) on
investments	(2,979,016)	2,676,383
Net unrealized gains (losses) on
investments	(3,129,679)	231,049
Increase (decrease) in net assets from
operations	(5,170,790)	3,480,688

Changes from principal
transactions
Net premiums	4,763,948	4,226,929
Cost of insurance and
administrative charges	(931,231)	(2,206,157)
Benefit payments	-	-
Surrenders	(428,080)	(342,794)
Net transfers among divisions
(including the loan division and
guaranteed interest division in
the general account)	(38,858,721)	3,341,837
Other	2,417,659	400,826
Increase (decrease) from principal
transactions	(33,036,425)	5,420,641

Total increase (decrease) in net assets	(38,207,215)	8,901,329

Net assets at beginning of year	51,038,676	16,763,898

Net assets at end of year	$12,831,461	$25,665,227

See accompanying notes.

Product Name      170

Security Life Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 2001

	GCG
	Equity Income	Growth	Hard Assets	Limited Maturity Bond	Liquid Asset	MidCap Growth	Research	Total Return	Fully Managed
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 225	$ -	$ -	$ 2,096,564	$ 186,865	$ 1,835	$ 87	$ 3,382	$ 145,908
Net realized gains (losses) on
investments	(40)	(978)	-	8,532	-	(15,299)	(446)	(525)	(4,172)
Net unrealized gains (losses) on
investments	(148)	298	-	(1,963,429)	-	21,648	(78)	(1,893)	(85,305)
Increase (decrease) in net assets from
operations	37	(680)	-	141,667	186,865	8,184	(437)	964	56,431

Changes from principal
transactions
Net premiums	4,020	7,110	-	144,609	17,241,086	96,915	4,019	37,494	320,026
Cost of insurance and
administrative charges	(320)	(319)	-	(291,274)	(399,712)	(7,121)	(265)	(1,316)	(43,440)
Benefit payments	-	-	-	-	-	-	-	-	-
Surrenders	-	-	-	(59,014)	(68,804)	2	-	-	(518)
Net transfers among divisions
(including the loan division and
guaranteed interest division in
the general account)	2,732	(4,032)	-	53,857,873	(11,129,464)	364,600	(112)	5,627	3,576,855
Other	(18)	376	-	(111)	10,586	2,890	(8)	(96)	(231)
Increase (decrease) from principal
transactions	6,414	3,135	-	53,652,083	5,653,692	457,286	3,634	41,709	3,852,692

Total increase (decrease) in net assets	6,451	2,455	-	53,793,750	5,840,557	465,470	3,197	42,673	3,909,123

Net assets at beginning of year	-	1,233	-	876,798	1,991,502	-	-	10,533	-

Net assets at end of year	$6,451	$3,688	$ -	$54,670,548	$7,832,059	$465,470	$3,197	$53,206	$3,909,123

See accompanying notes.

Product Name      171

Security Life Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 2001

	Janus
Increase (decrease) in net assets	Growth	Aggressive Growth	Worldwide Growth	International Growth

Operations
Net investment income (loss)	$ (8,958)	$ (8,795)	$ (5,721)	$ 5,116
Net realized gains (losses) on investments	(147,023)	(231,210)	(214,517)	(324,204)
Net unrealized gains (losses) on investments	(355,294)	(240,987)	(160,388)	(312,755)
Increase (decrease) in net assets from operations	(511,275)	(480,992)	(380,626)	(631,843)

Changes from principal transactions
Net premiums	1,136,268	868,460	1,175,344	1,283,587
Cost of insurance and administrative expenses	(104,121)	(94,851)	(115,877)	(134,454)
Benefit payments	-	-	-	-
Surrenders	(3,422)	(9,526)	(59,256)	(3,760)
Net transfers among divisions (including the loan
division and guaranteed interest division in the
general account)	2,337,020	1,045,378	2,291,636	4,213,346
Other	971	4,665	3,908	(7,166)
Increase (decrease) from principal transactions	3,366,716	1,814,126	3,295,755	5,351,553

Total increase (decrease) in net assets	2,855,441	1,333,134	2,915,129	4,719,710

Net assets at beginning of year	243,641	524,583	319,420	420,616

Net assets at end of year	$3,099,082	$1,857,717	$3,234,549	$5,140,326

See accompanying notes.

Product Name      172

Security Life Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 2001

	M Funds
	Brandes	Clifton	Frontier	Turner
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 88,586	$ 49,268	$ (2,911)	$ (256)
Net realized gains (losses) on investments	(3,407)	(1,576)	(12,747)	(1,138)
Net unrealized gains (losses) on investments	(85,989)	(19,553)	113,573	6,123
Increase (decrease) in net assets from operations	(810)	28,139	97,915	4,729

Changes from principal transactions
Net premiums	99,251	74,071	72,923	19,338
Cost of insurance and administrative expenses	(25,791)	(12,740)	(23,985)	(2,744)
Benefit payments	-	-	-	-
Surrenders	(851)	-	(811)	-

Net transfers among divisions (including the loan
division and guaranteed interest division in the
general account)	1,818,859	1,104,930	1,578,048	274,101
Other	4,560	35	2,865	405
Increase (decrease) from principal transactions	1,896,028	1,166,296	1,629,040	291,100

Total increase (decrease) in net assets	1,895,218	1,194,435	1,726,955	295,829

Net assets at beginning of year	-	-	-	-

Net assets at end of year	$1,895,218	$1,194,435	$1,726,955	$295,829

See accompanying notes.

Product Name      173

Security Life Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 2001

	Pilgrim
	Growth Opportunities	MagnaCap	Mid-Cap Opportunities	Small Cap Opportunities
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ (75)	$ 625	$ (448)	$ (398)
Net realized gains (losses) on investments	(190)	(1,591)	(6,764)	(11,992)
Net unrealized gains (losses) on investments	1,324	3,018	17,907	28,841
Increase (decrease) in net assets from operations	1,059	2,052	10,695	16,451

Changes from principal transactions
Net premiums	8,387	52,648	24,812	171,078
Cost of insurance and administrative expenses	(683)	(4,309)	(2,748)	(7,912)
Benefit payments	-	-	-	-
Surrenders	-	(69)	-	(176)
Net transfers among divisions (including the loan
division and guaranteed interest division in
the general account)	137,795	151,007	256,650	550,115
Other	67	421	5,034	111
Increase (decrease) from principal transactions	145,566	199,698	283,748	713,216

Total increase (decrease) in net assets	146,625	201,750	294,443	729,667

Net assets at beginning of year	-	-	-	-

Net assets at end of year	$146,625	$201,750	$294,443	$729,667

See accompanying notes.

Product Name      174

Security Life Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 2001

	Putnam
	New Opportunities	Voyager	Growth and Income	Small Cap Value
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ (587)	$ (456)	$ (3,794)	$ (7,241)
Net realized gains (losses) on investments	2,370	(1,070)	(5,484)	2,459
Net unrealized gains (losses) on investments	39,965	9,229	59,773	481,874
Increase (decrease) in net assets from operations	41,748	7,703	50,495	477,092

Changes from principal transactions
Net premiums	91,169	475,117	709,343	406,645
Cost of insurance and administrative expenses	(5,178)	(5,555)	(26,279)	(50,824)
Benefit payments	-	-	-	-
Surrenders	(1)	(453)	(61)	(10,308)
Net transfers among divisions (including the loan
division and guaranteed interest division in
the general account)	268,515	373,015	2,651,904	5,366,815
Other	1,178	2,655	(2,706)	1,756
Increase (decrease) from principal transactions	355,683	844,779	3,332,201	5,714,084

Total increase (decrease) in net assets	397,431	852,482	3,382,696	6,191,176

Net assets at beginning of year	-	-	-	-

Net assets at end of year	$397,431	$852,482	$3,382,696	$6,191,176

See accompanying notes.

Product Name      175

Security Life Separate Account L1

Statement of Changes in Net Assets

Year ended December 31, 2000

	NB
	Limited Maturity Bond	Growth	Partners
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 682,857	$ 1,217,637	$ 4,670,619
Net realized gains (losses) on
investments	(281,540)	3,777,374	(5,304,540)
Net unrealized gains (losses) on
investments	351,484	(7,971,190)	294,355
Increase (decrease) in net assets from
operations	752,801	(2,976,179)	(339,566)

Changes from principal
transactions
Net premiums	3,373,191	3,809,287	5,070,248
Cost of insurance and
administrative charges	(422,495)	(645,717)	(1,341,155)
Benefit payments	-	-	(19,938)
Surrenders	(485,003)	(434,853)	(2,800,785)
Net transfers among divisions
(including the loan division and
guaranteed interest division in
the general account)	72,092	7,083,628	(2,572,843)
Other	2,737	32,586	139,818
Increase (decrease) from principal
transactions	2,540,522	9,844,931	(1,524,655)

Total increase (decrease) in net assets	3,293,323	6,868,752	(1,864,221)

Net assets at beginning of year	11,200,828	13,076,154	29,420,000

Net assets at end of year	$14,494,151	$19,944,906	$27,555,779

See accompanying notes.

Product Name      176

Security Life Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 2000

	Alger
	American Small Capitalization	American MidCap Growth	American Growth	American Leveraged AllCap
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 9,719,584	$ 2,741,533	$ 5,883,133	$ 2,258,350
Net realized gains (losses) on
investments	(9,976,931)	1,057,836	1,775,571	2,107,246
Net unrealized gains (losses) on
investments	(9,435,613)	(2,672,195)	(16,304,212)	(12,453,495)
Increase (decrease) in net assets from
operations	(9,692,960)	1,127,174	(8,645,508)	(8,087,899)

Changes from principal
transactions
Net premiums	6,777,077	8,256,914	14,199,181	8,282,468
Cost of insurance and
administrative charges	(1,361,117)	(1,182,610)	(2,244,564)	(1,487,898)
Benefit payments	(8,499)	-	-	(19,872)
Surrenders	(1,213,521)	(527,415)	(1,866,225)	(404,726)
Net transfers among divisions
(including the loan division and
guaranteed interest division in
the general account)	3,623,099	8,242,898	7,157,011	2,790,151
Other	265,296	89,303	135,039	241,724
Increase (decrease) from principal
transactions	8,082,335	14,879,090	17,380,442	9,401,847

Total increase (decrease) in net assets	(1,610,625)	16,006,264	8,734,934	1,313,948

Net assets at beginning of year	27,779,755	17,287,487	41,383,498	23,063,660

Net assets at end of year	$26,169,130	$33,293,751	$50,118,432	$24,377,608

See accompanying notes.

Product Name      177

Security Life Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 2000

	Fidelity
	Asset Manager	Growth	Overseas	Money Market	Index 500
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 1,363,966	$ 6,180,846	$ 3,215,373	$ 2,457,580	$ 989,611
Net realized gains (losses) on
investments	8,816	2,581,814	1,800,478	-	6,124,495
Net unrealized gains (losses) on
investments	(2,092,103)	(17,925,268)	(13,999,080)	-	(24,758,151)
Increase (decrease) in net assets from
operations	(719,321)	(9,162,608)	(8,983,229)	2,457,580	(17,644,045)

Changes from principal
transactions
Net premiums	4,246,313	16,858,828	10,774,262	102,634,205	49,828,360
Cost of insurance and
administrative charges	(729,175)	(2,871,811)	(1,545,175)	(3,421,123)	(8,228,882)
Benefit payments	-	(8,585)	-	(1,512,600)	(12,997)
Surrenders	(523,096)	(1,526,139)	(1,310,651)	(1,580,652)	(6,472,537)
Net transfers among divisions
(including the loan division and
guaranteed interest division in
the general account)	(110,602)	6,705,250	9,264,961	(71,323,681)	10,473,533
Other	41	353,438	137,428	(36,325)	81,243
Increase (decrease) from principal
transactions	2,883,481	19,510,981	17,320,825	24,759,824	45,668,720

Total increase (decrease) in net assets	2,164,160	10,348,373	8,337,596	27,217,404	28,024,675

Net assets at beginning of year	13,590,458	58,157,830	34,984,281	34,797,408	152,915,766

Net assets at end of year	$15,754,618	$68,506,203	$43,321,877	$62,014,812	$180,940,441

See accompanying notes.

Product Name      178

Security Life Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 2000

	INVESCO
	Total Return	Equity Income	High Yield	Utilities	Small Company Growth
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 1,460,583	$ 1,047,730	$ 18,429	$ 280,099	$ 275,489
Net realized gains (losses) on
investments	(314,414)	593,634	(390,743)	256,021	1,194,928
Net unrealized gains (losses) on
investments	(1,435,710)	(904,246)	(1,002,431)	(372,493)	(3,986,250)
Increase (decrease) in net assets from
operations	(289,541)	737,118	(1,374,745)	163,627	(2,515,833)

Changes from principal
transactions
Net premiums	4,101,918	5,744,367	2,639,161	2,052,375	4,054,004
Cost of insurance and
administrative charges	(753,096)	(1,128,125)	(507,500)	(326,968)	(399,089)
Benefit payments	-	(12,031)	-	-	-
Surrenders	(882,070)	(593,452)	(303,992)	(148,234)	(37,709)
Net transfers among divisions
(including the loan division and
guaranteed interest division in
the general account)	(858,136)	588,741	584,364	1,906,098	6,191,646
Other	(11,094)	(21,075)	38,387	23,719	85,868
Increase (decrease) from principal
transactions	1,597,522	4,578,425	2,450,420	3,506,990	9,894,720

Total increase (decrease) in net assets	1,307,981	5,315,543	1,075,675	3,670,617	7,378,887

Net assets at beginning of year	10,386,650	16,220,553	9,420,677	4,141,315	4,469,216

Net assets at end of year	$11,694,631	$21,536,096	$10,496,352	$7,811,932	$11,848,103

See accompanying notes.

Product Name      179

Security Life Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 2000

	Van Eck
	Worldwide Hard Assets	Worldwide Bond	Worldwide Emerging Markets	Worldwide Real Estate
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 7,508	$ 15,590	$ (31,191)	$ 7,488
Net realized gains (losses) on
investments	140,202	(14,783)	87,666	7,144
Net unrealized gains (losses) on
investments	123,530	23,588	(2,508,578)	137,513
Increase (decrease) in net assets from
operations	271,240	24,395	(2,452,103)	152,145

Changes from principal
transactions
Net premiums	358,451	329,600	2,190,959	411,834
Cost of insurance and
administrative charges	(106,083)	(44,145)	(190,748)	(43,360)
Benefit payments	-	-	-	-
Surrenders	(36,625)	(12,576)	(35,659)	(1,389)
Net transfers among divisions
(including the loan division and
guaranteed interest division in
the general account)	(475,702)	298,840	1,965,172	244,536
Other	(4,008)	1,110	(29,680)	(1,295)
Increase (decrease) from principal
transactions	(263,967)	572,829	3,900,044	610,326

Total increase (decrease) in net assets	7,273	597,224	1,447,941	762,471

Net assets at beginning of year	2,306,078	334,203	3,114,059	549,837

Net assets at end of year	$2,313,351	$931,427	$4,562,000	$1,312,308

See accompanying notes.

Product Name      180

Security Life Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 2000

	AIM
	Capital Appreciation	Government Securities
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 208,375	$ 481,228
Net realized gains (losses) on
investments	418,127	57,242
Net unrealized gains (losses) on
investments	(2,171,530)	350,661
Increase (decrease) in net assets from
operations	(1,545,028)	889,131

Changes from principal
transactions
Net premiums	4,809,190	2,162,787
Cost of insurance and
administrative charges	(550,172)	(311,399)
Benefit payments	-	-
Surrenders	(120,337)	(249,351)
Net transfers among divisions
(including the loan division and
guaranteed interest division in
the general account)	44,182,854	6,870,946
Other	(1,046,753)	7,451
Increase (decrease) from principal
transactions	47,274,782	8,480,434

Total increase (decrease) in net assets	45,729,754	9,369,565

Net assets at beginning of year	5,308,922	7,394,333

Net assets at end of year	$51,038,676	$16,763,898

See accompanying notes.

Product Name      181

Security Life Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 2000

	GCG
	Equity Income	Growth	Hard Assets	Limited Maturity Bond	Liquid Asset	MidCap Growth	Research	Total Return
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ -	$ 90	$ -	$ 54,281	$ 861,303	$ -	$ -	$ 786
Net realized gains (losses) on
investments	-	-	-	-	-	-	-	-
Net unrealized gains (losses) on
investments	-	(168)	-	(45,286)	-	-	-	(550)
Increase (decrease) in net assets from
operations	-	(78)	-	8,995	861,303	-	-	236

Changes from principal
transactions
Net premiums	-	-	-	868,271	53,113,856	-	-	-
Cost of insurance and
administrative charges	-	-	-	(3,837)	(698,485)	-	-	-
Benefit payments
Surrenders	-	-	-	-	-	-	-	-
Net transfers among divisions
(including the loan division and
guaranteed interest division in
the general account)	-	1,311	-	3,369	(51,270,261)	-	-	10,297
Other	-	-	-	-	(14,911)	-	-	-
Increase (decrease) from principal
transactions	-	1,311	-	867,803	1,130,199	-	-	10,297

Total increase (decrease) in net assets	-	1,233	-	876,798	1,991,502	-	-	10,533

Net assets at beginning of year	-	-	-	-	-	-	-	-

Net assets at end of year	$ -	$1,233	$ -	$876,798	$ 1,991,502	$ -	$ -	$10,533

See accompanying notes.

Product Name      182

Security Life Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 2000

	Janus
Increase (decrease) in net assets	Growth	Aggressive Growth	Worldwide Growth	International Growth

Operations
Net investment income (loss)	$ (180)	$ (218)	$ (64)	$ 597
Net realized gains (losses) on investments	(1,546)	(86)	(7,584)	(513)
Net unrealized gains (losses) on investments	(15,107)	(50,478)	(16,753)	(16,513)
Increase (decrease) in net assets from operations	(16,833)	(50,782)	(24,401)	(16,429)

Changes from principal transactions
Net premiums	44,231	197,569	202,866	10,939
Cost of insurance and administrative expenses	(1,752)	(2,059)	(1,621)	(2,221)
Benefit payments	-	-	-	-
Surrenders	-	-	-	-
Net transfers among divisions (including the loan
division and guaranteed interest division in
the general account)	216,576	370,746	142,784	430,359
Other	1,419	9,109	(208)	(2,032)
Increase (decrease) from principal transactions	260,474	575,365	343,821	437,045

Total increase (decrease) in net assets	243,641	524,583	319,420	420,616

Net assets at beginning of year	-	-	-	-

Net assets at end of year	$243,641	$524,583	$319,420	$420,616

See accompanying notes.

Product Name      183

Security Life Separate Account L1

Statement of Changes in Net Assets

Year ended December 31, 1999

	NB
	Limited Maturity Bond	Growth	Partners
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 802,897	$ 382,777	$ 567,027
Net realized gains (losses) on
investments	(293,615)	318,964	532,601
Net unrealized gains (losses) on
investments	(423,477)	3,714,218	506,991
Increase (decrease) in net assets from
operations	85,805	4,415,959	1,606,619

Changes from principal
transactions
Net premiums	2,691,658	1,968,259	5,031,635
Cost of insurance and
administrative charges	(532,487)	(382,030)	(1,258,014)
Benefit payments	-	-	-
Surrenders	(1,033,731)	(175,255)	(320,942)
Net transfers among divisions
(including the loan division and
guaranteed interest division in
the general account)	(5,610,959)	(1,798,195)	1,895,261
Other	22,193	21,256	2,199
Increase (decrease) from principal
transactions	(4,463,326)	(365,965)	5,350,139

Total increase (decrease) in net assets	(4,377,521)	4,049,994	6,956,758

Net assets at beginning of year	15,578,349	9,026,160	22,463,242

Net assets at end of year	$11,200,828	$13,076,154	$29,420,000

See accompanying notes.

Product Name      184

Security Life Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1999

	Alger
	American Small Capitalization	American MidCap Growth	American Growth	American Leveraged AllCap
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 2,058,314	$ 1,547,583	$ 2,530,830	$ 631,343
Net realized gains (losses) on
investments	94,825	322,974	2,007,625	2,597,845
Net unrealized gains (losses) on
investments	5,993,398	2,015,333	4,584,649	4,907,565
Increase (decrease) in net assets from
operations	8,146,537	3,885,890	9,123,104	8,136,753

Changes from principal
transactions
Net premiums	4,618,903	3,508,936	7,654,291	3,464,401
Cost of insurance and
administrative charges	(957,053)	(661,896)	(1,597,077)	(621,343)
Benefit payments	-	-	-	-
Surrenders	(986,740)	(286,174)	(1,594,894)	(579,955)
Net transfers among divisions
(including the loan division and
guaranteed interest division in
the general account)	1,461,610	1,637,697	4,904,801	5,793,425
Other	(6,873)	(17,173)	(10,341)	69,050
Increase (decrease) from principal
transactions	4,129,847	4,181,390	9,356,780	8,125,578

Total increase (decrease) in net assets	12,276,384	8,067,280	18,479,884	16,262,331

Net assets at beginning of year	15,503,371	9,220,207	22,903,614	6,801,329

Net assets at end of year	$27,779,755	$17,287,487	$41,383,498	$23,063,660

See accompanying notes.

Product Name      185

Security Life Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1999

	Fidelity
	Asset Manager	Growth	Overseas	Money Market	Index 500
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 714,882	$ 3,199,633	$ 631,807	$ 1,089,493	$ 643,366
Net realized gains (losses) on
investments	122,474	7,459,882	553,230	-	3,223,226
Net unrealized gains (losses) on
investments	316,538	3,509,953	8,740,414	-	17,585,537
Increase (decrease) in net assets from
operations	1,153,894	14,169,468	9,925,451	1,089,493	21,452,129

Changes from principal
transactions
Net premiums	3,791,052	9,969,268	5,963,624	62,143,060	33,943,409
Cost of insurance and
administrative charges	(604,489)	(1,912,531)	(1,071,163)	(2,273,369)	(5,761,157)
Benefit payments	-	-	-	(542,037)	-
Surrenders	(641,428)	(1,308,922)	(1,227,419)	(1,281,819)	(3,427,493)
Net transfers among divisions
(including the loan division and
guaranteed interest division in
the general account)	(349,280)	4,285,808	788,107	(42,741,942)	20,481,318
Other	3,430	54,597	23,794	(8,230)	73,191
Increase (decrease) from principal
transactions	2,199,285	11,088,220	4,476,943	15,295,663	45,309,268

Total increase (decrease) in net assets	3,353,179	25,257,688	14,402,394	16,385,156	66,761,397

Net assets at beginning of year	10,237,279	32,900,142	20,581,887	18,412,252	86,154,369

Net assets at end of year	$13,590,458	$58,157,830	$34,984,281	$34,797,408	$152,915,766

See accompanying notes.

Product Name      186

Security Life Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1999

	INVESCO
	Total Return	Equity Income	High Yield	Utilities	Small Company Growth
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 204,816	$ 154,625	$ 553,193	$ 13,269	$ (14,338)
Net realized gains (losses) on
investments	286,623	506,767	(241,611)	304,911	237,549
Net unrealized gains (losses) on
investments	(923,083)	965,264	379,005	179,598	1,535,014
Increase (decrease) in net assets from
operations	(431,644)	1,626,656	690,587	497,778	1,758,225

Changes from principal
transactions
Net premiums	4,580,034	4,374,844	1,987,501	1,127,118	701,226
Cost of insurance and
administrative charges	(764,047)	(922,117)	(471,532)	(198,877)	(104,246)
Benefit payments	-	-	-	-	-
Surrenders	(239,246)	(333,959)	(155,182)	(820,016)	(18,725)
Net transfers among divisions
(including the loan division and
guaranteed interest division in
the general account)	(854,496)	643,961	(518,177)	1,491,088	1,377,972
Other	(9,279)	(21,837)	4,698	3,264	6,086
Increase (decrease) from principal
transactions	2,712,966	3,740,892	847,308	1,602,577	1,962,313

Total increase (decrease) in net assets	2,281,322	5,367,548	1,537,895	2,100,355	3,720,538

Net assets at beginning of year	8,105,328	10,853,005	7,882,782	2,040,960	748,678

Net assets at end of year	$10,386,650	$16,220,553	$9,420,677	$4,141,315	$4,469,216

See accompanying notes.

Product Name      187

Security Life Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1999

	Van Eck
	Worldwide Hard Assets	Worldwide Bond	Worldwide Emerging Markets	Worldwide Real Estate
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 3,939	$ 9,896	$ (10,886)	$ 63
Net realized gains (losses) on
investments	(313,009)	(25,853)	410,384	1,622
Net unrealized gains (losses) on
investments	592,123	(9,920)	809,962	(17,973)
Increase (decrease) in net assets from
operations	283,053	(25,877)	1,209,460	(16,288)

Changes from principal
transactions
Net premiums	441,045	253,322	416,537	200,716
Cost of insurance and
administrative charges	(86,064)	(17,509)	(56,532)	(13,351)
Benefit payments	-	-	-	-
Surrenders	(23,325)	-	(5,545)	(4,461)
Net transfers among divisions
(including the loan division and
guaranteed interest division in
the general account)	602,367	(80,721)	1,091,100	306,489
Other	15,247	(819)	(2,117)	451
Increase (decrease) from principal
transactions	949,270	154,273	1,443,443	489,844

Total increase (decrease) in net assets	1,232,323	128,396	2,652,903	473,556

Net assets at beginning of year	1,073,755	205,807	461,156	76,281

Net assets at end of year	$2,306,078	$334,203	$3,114,059	$549,837

See accompanying notes.

Product Name      188

Security Life Separate Account L1

Statement of Changes in Net Assets (continued)

Year ended December 31, 1999

	AIM
	Capital Appreciation	Government Securities
Increase (decrease) in net assets

Operations
Net investment income (loss)	$ 94,178	$ 166,577
Net realized gains (losses) on
investments	92,256	(8,224)
Net unrealized gains (losses) on
investments	1,257,369	(220,437)
Increase (decrease) in net assets from
operations	1,443,803	(62,084)

Changes from principal
transactions
Net premiums	1,497,094	1,714,474
Cost of insurance and
administrative charges	(216,619)	(165,512)
Benefit payments	-	-
Surrenders	(18,584)	(582,842)
Net transfers among divisions
(including the loan division and
guaranteed interest division in
the general account)	1,391,719	3,892,482
Other	7,073	2,098
Increase (decrease) from principal
transactions	2,660,683	4,860,700

Total increase (decrease) in net assets	4,104,486	4,798,616

Net assets at beginning of year	1,204,436	2,595,717

Net assets at end of year	$5,308,922	$7,394,333

See accompanying notes.

Product Name      189

Security Life Separate Account L1

Notes to Financial Statements

December 31, 2001

1. Organization

Security Life Separate Account L1 (the "Separate Account") was established by resolution of the Board of Directors of Security Life of Denver Insurance Company (the "Company") on November 3, 1993. The Separate Account is organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

The Separate Account supports the operations of the FirstLine Variable Universal Life, FirstLine II Variable Universal Life, Strategic Advantage Variable Universal Life, Strategic Advantage II Variable Universal Life, Variable Survivorship Universal Life, Corporate Benefits Variable Universal Life, Strategic Benefits Variable Universal Life, Asset Portfolio Manager Variable Universal Life, and Estate Designer policies ("Variable Universal Life Policies") offered by the Company. Corporate Benefits Variable Universal Life and Strategic Benefits Variable Universal Life became effective in 2000 and are defined as Class B policies due to their mortality and expense charge structure. Asset Portfolio Manager Variable Universal Life became effective in 2001 and is also defined as a Class B policy. All other Variable Universal Life Policies are defined as Class A policies. The Separate Account may be used to support other variable life policies as the Company offers them. The assets of the Separate Account are the property of the Company. However, the portion of the Separate Account's assets attributable to the policies will not be used to satisfy liabilities arising out of any other operations of the Company.

As of December 31, 2001, the Separate Account offered 51 investment divisions (collectively, the "Funds") available to the policyholders, 38 of which invest in an independently managed mutual fund portfolio and 13 of which invest in a mutual fund portfolio managed by an affiliate, either Directed Services, Inc. or ING Pilgrim Investments, LLC.

Product Name      190

Security Life Separate Account L1

Notes to Financial Statements (continued)

1. Organization (continued)

The Funds are as follows:

Portfolio Managers/Portfolios (Funds)

Neuberger Berman Management Incorporated ("NB"):
     Neuberger Berman Limited Maturity Bond Portfolio
     Neuberger Berman Growth Portfolio
     Neuberger Berman Partners Portfolio

Fred Alger Management, Inc. ("Alger"):
     Alger American Small Capitalization Portfolio
     Alger American MidCap Growth Portfolio
     Alger American Growth Portfolio
     Alger American Leveraged AllCap Portfolio

Fidelity Management & Research Company ("Fidelity"):
     Fidelity Investments VIP II Asset Manager Portfolio
     Fidelity Investments VIP II Asset Manager Service Class Portfolio
     Fidelity Investments VIP Growth Portfolio
     Fidelity Investments VIP Growth Service Class Portfolio
     Fidelity Investments VIP Overseas Portfolio
     Fidelity Investments VIP Overseas Service Class Portfolio
     Fidelity Investments VIP Money Market Portfolio
     Fidelity Investments VIP II Index 500 Portfolio

INVESCO Funds Group, Inc. ("INVESCO"):
     INVESCO VIF Total Return Portfolio
     INVESCO VIF Equity Income Portfolio
     INVESCO VIF High Yield Portfolio
     INVESCO VIF Utilities Portfolio
     INVESCO VIF Small Company Growth Portfolio

Van Eck Associates Corporation ("Van Eck"):
     Van Eck Worldwide Hard Assets Portfolio
     Van Eck Worldwide Bond Portfolio
     Van Eck Worldwide Emerging Markets Portfolio
     Van Eck Worldwide Real Estate Portfolio

AIM Advisors, Inc. ("AIM"):
     AIM VI - Capital Appreciation Portfolio
     AIM VI - Government Securities Portfolio

Product Name      191

Security Life Separate Account L1

Notes to Financial Statements (continued)

1. Organization (continued)

Portfolio Managers/Portfolios (Funds) (continued)

Directed Services, Inc. ("GCG"):
     GCG Trust - Equity Income Portfolio
     GCG Trust - Growth Portfolio
     GCG Trust - Hard Assets Portfolio
     GCG Trust - Limited Maturity Bond Portfolio
     GCG Trust - Liquid Asset Portfolio
     GCG Trust - MidCap Growth Portfolio
     GCG Trust - Research Portfolio
     GCG Trust - Total Return Portfolio
     GCG Trust - Fully Managed Portfolio

Janus Aspen Series Funds ("Janus"):
     Growth Portfolio
     Aggressive Growth Portfolio
     Worldwide Growth Portfolio
     International Growth Portfolio

M Fund, Inc. ("M"):
     Brandes International Equity Fund
     Clifton Enhanced U.S. Equity Fund
     Frontier Capital Appreciation Fund
     Turner Core Growth Fund

ING Pilgrim Investments, LLC ("Pilgrim"):
     VP Growth Opportunities Portfolio
     VP MagnaCap Portfolio
     VP MidCap Opportunities Portfolio
     VP SmallCap Opportunities Portfolio

Putnam Investment Management, LLC ("Putnam"):
     Putnam VT New Opportunities Fund - Class 1B Shares
     Putnam VT Voyager Fund - Class 1B Shares
     Putnam VT Growth and Income Fund - Class 1B Shares
     Putnam VT Small Cap Value Fund - Class 1B Shares

Effective May 1, 2001, 16 new divisions became available to the policyholders for investment in the following funds:

Fidelity Management & Research Company ("Fidelity"):
   Fidelity Investments VIP II Asset Manager Service Class Portfolio
   Fidelity Investments VIP Growth Service Class Portfolio
   Fidelity Investments VIP Overseas Service Class Portfolio

Product Name      192

Security Life Separate Account L1

Notes to Financial Statements (continued)

1. Organization (continued)

Portfolio Managers/Portfolios (Funds)

Directed Services, Inc. ("GCG"):
     GCG Trust - Fully Managed Portfolio

M Fund, Inc. ("M"):
     Brandes International Equity Fund
     Clifton Enhanced U.S. Equity Fund
     Frontier Capital Appreciation Fund
     Turner Core Growth Fund

ING Pilgrim Investments, LLC ("Pilgrim"):
     VP Growth Opportunities Portfolio
     VP MagnaCap Portfolio
     VP Mid-Cap Opportunities Portfolio
     VP SmallCap Opportunities Portfolio

Putnam Investment Management, LLC ("Putnam"):
     Putnam VT New Opportunities Fund - Class 1B Shares
     Putnam VT Voyager Fund - Class 1B Shares
     Putnam VT Growth and Income Fund - Class 1B Shares
     Putnam VT Small Cap Value Fund - Class 1B Shares

The Variable Universal Life Policies allow the policyholders to specify the allocation of their net premium to the various Funds. They can also transfer their account values among the Funds. The Variable Universal Life Policies also provide the policyholders the option to allocate their net premiums, or to transfer their account values, to a Guaranteed Interest Division ("GID") in the Company's general account. The GID guarantees a rate of interest to the policyholder, and it is not variable in nature. Therefore, it is not included in these Separate Account statements.

2. Summary of Significant Accounting Policies

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Product Name      193

Security Life Separate Account L1

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

The significant accounting principles followed by the Separate Account and the methods of applying those principles are presented below or in the footnotes that follow:

Investment Valuation

The investments in shares of the Funds are valued at the closing net asset value (fair value) per share as determined by the Funds on the day of measurement.

Investment Transactions and Related Investment Income

The investments in shares of the Funds are accounted for on the date the order to buy or sell is confirmed. Dividend income and distributions of capital gains are recorded on the ex-dividend date. Realized gains and losses from sales transactions are reported using the first-in, first-out ("FIFO") method of accounting for cost. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized gain or loss on investment.

Valuation Period Deductions

For FirstLine, FirstLine II, Strategic Advantage, Strategic Advantage II, Variable Survivorship and Estate Designer policies (Class A Policies), charges are made directly against the assets of the Separate Account divisions and are reflected daily in the computation of the unit values of the divisions.

A daily deduction, at an annual rate of .75% of the daily asset value of the Separate Account divisions, is charged to the Separate Account for mortality and expense risks assumed by the Company. Total mortality and expense charges for the years ended December 31, 2001, 2000, and 1999 were $5,129,482, $4,508,171, and $2,908,885, respectively.

For the Corporate Benefits, Strategic Benefits and Asset Portfolio Manager policies (Class B Policies), mortality and expense charges result in the redemption of units rather than a deduction in the daily computation of unit values.

For Corporate Benefits policies, a monthly deduction, at an annual rate of .20% of the account value, is charged. For Strategic Benefits policies, a monthly deduction, at an annual rate of .85%, .60% and .05% of the account value, is charged during policy years 1 through 10, 11 through 20, and 21 and later, respectively. For Asset Portfolio Manager

Product Name      194

Security Life Separate Account L1

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

policies, a monthly deduction, at an annual rate of .90% and .45% of the account value, is charged during policy years 1 through 10 and 11 through 20, respectively. There is no mortality and expense charge after year 20 for Asset Portfolio Manager policies. Total mortality and expense charges for these policies for the years ended December 31, 2001 and 2000 were $180,487 and $42,000, respectively, and are included in the Statements of Changes in Net Assets as cost of insurance and administrative charges.

Policyholder Reserves

Policyholder reserves are recorded in the Separate Account at the aggregate account values of the policyholders invested in the Separate Account divisions. To the extent that benefits to be paid to the policyholders exceed their account values, the Company will contribute additional funds to the benefit proceeds.

3. Related Party Transactions

For the year ended December 31, 2001, management fees were paid indirectly to Directed Services, Inc., an affiliate of the Company, in its capacity as investment manager to GCG Trust. The Fund's advisory agreement provided for a fee at an annual rate of .94% of the average net assets of the Equity Income, Hard Assets and Fully Managed Portfolios, .99% of the average net assets of the Growth Portfolio, .54% of the average net assets of the Limited Maturity Bond and Liquid Assets Portfolios, and .88% of the average net assets of the MidCap, Research and Total Return Portfolios. In addition, management fees were paid to ING Pilgrim Investments, LLC, an affiliate of the Company, in its capacity as investment advisor to Pilgrim Variable Products Trust. The Fund's advisory agreement provides for a fee at an annual rate of .75% of the average net assets of the fund for all available Pilgrim funds.

4. Investments

Fund shares are purchased at net asset value with net premiums (premium payments, less sales and tax loads charged by the Company) and divisional transfers from other divisions. Fund shares are redeemed for the payment of benefits, surrenders, transfers to other divisions, and charges by the Company for certain costs of insurance and administrative charges. The cost of insurance and administrative charges for the years ended December 31, 2001, 2000, and 1999 were $42,185,259, $30,552,382, and $20,649,015, respectively. Dividends made by the Funds are reinvested in the Funds.

Product Name      195

Security Life Separate Account L1

Notes to Financial Statements (continued)

4. Investments (continued)

For the year ended December 31, 2001, the cost of purchases (plus reinvested dividends) and sales of investments are as follows:

Fund	Beginning of Year	Purchases	Sales	End of Year
Neuberger Berman Management Inc.:
Limited Maturity Bond	$ 14,317,177	$ 16,032,595	$ (8,123,234)	$ 22,226,538
Growth	23,675,702	13,235,073	(19,037,677)	17,873,098
Partners	26,760,069	36,952,816	(32,848,817)	30,864,068

Fred Alger Management, Inc.:
American Small Capitalization	29,017,464	8,297,454	(10,700,161)	26,614,757
American MidCap Growth	32,585,413	64,242,356	(54,197,808)	42,629,961
American Growth	57,519,366	20,336,843	(10,835,418)	67,020,791
American Leveraged AllCap	30,403,675	42,943,940	(50,121,218)	23,226,397

Fidelity Management & Research Co.:
Asset Manager	16,794,005	14,332,044	(10,475,832)	20,650,217
Asset Manager SC	-	322,411	(16,181)	306,230
Growth	76,947,214	39,615,539	(46,633,643)	69,929,110
Growth SC	-	287,237	(89,156)	198,081
Overseas	47,778,416	46,281,254	(53,978,530)	40,081,140
Overseas SC	-	167,184	(7,553)	159,631
Money Market	62,301,092	192,352,515	(159,578,401)	95,075,206
Index 500	171,986,004	65,277,579	(19,047,917)	218,215,666

INVESCO Funds Group, Inc.:
Total Return	13,758,395	6,344,012	(3,015,012)	17,087,395
Equity Income	20,783,337	16,814,165	(6,420,880)	31,176,622
High Yield	11,975,324	6,514,465	(4,278,473)	14,211,316
Utilities	7,691,761	5,505,966	(2,273,953)	10,923,774
Small Company Growth	14,096,290	8,908,835	(5,540,403)	17,464,722

Van Eck Associates Corporation:
Worldwide Hard Assets	2,041,764	1,423,526	(1,616,549)	1,848,741
Worldwide Bond	913,802	1,357,384	(996,529)	1,274,657
Worldwide Emerging Markets	6,215,858	2,432,742	(3,556,064)	5,092,536
Worldwide Real Estate	1,192,797	2,513,282	(1,001,214)	2,704,865

AIM Advisors, Inc.:
Capital Appreciation	51,815,173	12,645,062	(47,723,642)	16,736,593
Government Securities	16,599,323	59,154,458	(50,443,395)	25,310,386

Directed Services, Inc. (GCG):
Equity Income	-	9,309	(2,710)	6,599
Growth	1,401	15,498	(13,340)	3,559
Hard Assets	-	-	-	-
Limited Maturity Bond	922,084	56,179,956	(422,776)	56,679,264
Liquid Asset	1,991,502	20,343,574	(14,503,017)	7,832,059
MidCap Growth	-	519,237	(75,414)	443,823
Research	-	6,638	(3,364)	3,274
Total Return	11,083	55,089	(10,523)	55,649
Fully Managed	-	4,099,609	(105,180)	3,994,429

Janus Funds:
Growth	258,748	3,804,930	(594,196)	3,469,482
Aggressive Growth	575,061	2,113,468	(539,347)	2,149,182
Worldwide Growth	336,173	4,062,782	(987,267)	3,411,688
International Growth	437,129	6,516,625	(1,470,766)	5,482,988

Product Name      196

Security Life Separate Account L1

Notes to Financial Statements (continued)

4. Investments (continued)

Fund	Beginning of Year	Purchases	Sales	End of Year
M Fund, Inc.:
Brandes	$ -	$ 2,037,956	$ (56,749)	$ 1,981,207
Clifton	-	1,236,044	(22,056)	1,213,988
Frontier	-	2,640,008	(1,026,625)	1,613,383
Turner	-	297,108	(7,402)	289,706

ING Pilgrim Investments, LLC:
Growth Opportunities	-	149,725	(4,425)	145,300
MagnaCap	-	225,971	(27,239)	198,732
Mid-Cap Opportunities	-	341,325	(64,789)	276,536
Small Cap Opportunities	-	829,924	(129,098)	700,826

Putnam Investment Management, LLC:
New Opportunities	-	401,002	(43,537)	357,465
Voyager	-	855,651	(12,397)	843,254
Growth and Income	-	3,491,353	(168,430)	3,322,923
Small Cap Value	-	5,926,722	(205,186)	5,721,536
Total	$741,702,602	$796,028,221	$(622,932,132)	$914,798,691

Aggregate proceeds from sales of investments for the year ended December 31, 2001, were $537,462,983.

5. Other Policy Deductions

The Variable Universal Life Policies provide for certain deductions for sales and tax loads from premium payments received from the policyholders and for surrender charges and taxes from amounts paid to policyholders. Such deductions are taken before the purchase of divisional units or after the redemption of divisional units of the Separate Account. Such deductions are not included in the Separate Account financial statements.

6. Policy Loans

The Variable Universal Life Policies allow the policyholders to borrow against their policies by using them as collateral for a loan. At the time of borrowing against the policies, an amount equal to the loan amount is transferred from the Separate Account divisions to a loan division in the Company's General Account to secure the loan. As payments are made on the policy loan, amounts are transferred back from the loan division to the Separate Account divisions. Interest is credited to the balance in the loan division at a fixed rate. The Loan Division is not variable in nature and is not included in the Separate Account financial statements.

Product Name      197

Security Life Separate Account L1

Notes to Financial Statements (continued)

7. Federal Income Taxes

The Separate Account is not taxed separately because the operations of the Separate Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. The Separate Account is not taxed as a "Regulated Investment Company" under subchapter "M" of the Internal Revenue Code.

Product Name      198

Security Life Separate Account L1

Notes to Financial Statements (continued)

8. Summary of Changes in Units

The following schedule summarizes the changes in divisional units for the year ended December 31, 2001:

Division	Outstanding at Beginning of Year	Increase for Payments Received	(Decrease) for Withdrawals and Other Deductions	Outstanding at End of Year

Neuberger Berman Management Inc.:
Limited Maturity Bond:
Class A	1,085,190.344	1,045,198.635	(567,147.556)	1,563,241.423
Class B	-	39,896.374	(359.294)	39,537.080
Growth:
Class A	755,032.816	311,758.151	(361,192.503)	705,598.464
Class B	-	11,345.968	(606.281)	10,739.687
Partners:
Class A	1,131,357.503	1,568,221.555	(1,336,548.288)	1,363,030.770
Class B	727.044	23,517.646	(4,143.962)	20,100.728
Fred Alger Management, Inc.:
American Small Capitalization:
Class A	1,351,105.091	577,510.162	(461,821.507)	1,466,793.746
Class B	55,669.122	23,760.919	(9,462.424)	69,967.617
American MidCap Growth:
Class A	1,022,948.192	1,556,445.842	(1,196,019.057)	1,383,374.977
Class B	4,581.526	75,622.900	(18,741.738)	61,462.688
American Growth:
Class A	1,795,058.476	521,744.175	(341,082.820)	1,975,719.831
Class B	11,503.557	88,623.404	(22,531.324)	77,595.637
American Leveraged AllCap:
Class A	602,197.766	1,198,050.602	(1,116,960.389)	683,287.979
Class B	-	19,058.289	(6,050.840)	13,007.449
Fidelity Management & Research Co.:
Asset Manager:
Class A	878,584.296	797,077.552	(506,252.369)	1,169,409.479
Class B	-	-	-	-
Asset Manager SC:
Class A	-	-	-	-
Class B	-	33,326,844	(1,617.003)	31,709.841
Growth:
Class A	2,222,867.138	1,366,077.784	(1,224,747.547)	2,364,197.375
Class B	40,727.108	52,498.684	(13,693.893)	79,531.899
Growth SC:
Class A	-	-	-	-
Class B	-	34,313.597	(9,911.676)	24,401.921
Overseas:
Class A	2,586,286.303	2,177,085.766	(2,121,386.326)	2,641,985.743
Class B	83,750.568	1,146,564.856	(1,097,502.418)	132,813.006
Overseas SC:
Class A	-	-	-	-
Class B	-	20,601.104	(820.154)	19,780.950
Money Market:
Class A	4,689,569.461	13,960,590.422	(11,728,889.223)	6,921,270.660
Class B	-	-	-	-
Index 500:
Class A	6,025,479.633	2,088,847.553	(640,685.026)	7,473,642.160
Class B	704,951.502	1,144,484.205	(468,821.820)	1,380,613.887

Product Name      199

Security Life Separate Account L1

Notes to Financial Statements (continued)

8. Summary of Changes in Units (continued)

Division	Outstanding at Beginning of Year	Increase for Payments Received	(Decrease) for Withdrawals and Other Deductions	Outstanding at End of Year

INVESCO Funds Group, Inc.:
Total Return:
Class A	698,007.347	369,494.546	(143,489.958)	924,011.935
Class B	-	10,927.328	(717.750)	10,209.578
Equity Income:
Class A	782,880.410	631,606.668	(263,303.863)	1,151,183.215
Class B	23,197.396	71,926.115	(7,887.735)	87,235.776
High Yield:
Class A	680,080.798	355,220.262	(235,412.128)	799,888.932
Class B	2,293.135	32,831.757	(3,085.422)	32,039.470
Utilities:
Class A	341,947.485	276,491.273	(108,705.909)	509,732.849
Class B	-	18,077.726	(2,310.190)	15,767.536
Small Company Growth:
Class A	658,499.168	587,799.602	(242,868.178)	1,003,430.592
Class B	2,459.473	30,120.748	(3,154.822)	29,425.399
Van Eck Associates Corporation:
Worldwide Hard Assets:
Class A	214,971.664	134,747.414	(169,156.819)	180,562.259
Class B	-	2,106.991	(2,073.654)	33.337
Worldwide Bond:
Class A	91,236.724	130,440.835	(95,280.789)	126,396.770
Class B	42.100	1,117.318	(64.089)	1,095.329
Worldwide Emerging Markets:
Class A	543,314.421	312,104.213	(303,529.272)	551,889.362
Class B	36,043.266	6,974.541	(6,873.296)	36,144.511
Worldwide Real Estate:
Class A	131,207.896	245,639.719	(108,349.895)	268,497.720
Class B	395.373	2,455.453	(438.100)	2,412.726
AIM Advisors, Inc.:
Capital Appreciation:
Class A	647,483.811	669,232.630	(226,860.447)	1,089,855.994
Class B	3,435,424.363	388,220.093	(3,739,734.644)	83,909.812
Government Securities:
Class A	1,022,213.843	1,260,915.549	(161,413.134)	2,121,716.258
Class B	469,535.280	3,886,873.106	(4,321,807.397)	34,600.989

Product Name      200

Security Life Separate Account L1

Notes to Financial Statements (continued)

8. Summary of Changes in Units (continued)

Division	Outstanding at Beginning of Year	Increase for Payments Received	(Decrease) for Withdrawals and Other Deductions	Outstanding at End of Year

Directed Services, Inc. (GCG):
Equity Income:
Class A	-	-	-	-
Class B	-	854.189	(254.649)	599.540
Growth:
Class A	-	-	-	-
Class B	103.679	1,795.458	(1,454.408)	444.729
Hard Assets:
Class A	-	-	-	-
Class B	-	-	-	-
Limited Maturity Bond:
Class A	-	-	-	-
Class B	80,478.798	4,566,682.226	(36,766.122)	4,610,394.902
Liquid Asset:
Class A	-	-	-	-
Class B	183,932.621	1,825,152.883	(1,312,595.378)	696,490.126
MidCap Growth:
Class A	-	49,121.910	(5,893.817)	43,228.093
Class B	-	4,280.346	(669.297)	3,611.049
Research:
Class A	-	-	-	-
Class B	-	695.207	(330.915)	364.292
Total Return:
Class A	-	-	-	-
Class B	908.365	4,516.482	(858.859)	4,565.988
Fully Managed:
Class A	-	364,090.050	(8,568.178)	355,521.872
Class B	-	13,951.015	(908.204)	13,042.811
Janus Aspen Series Funds:
Growth:
Class A	29,430.276	501,373.539	(65,944.938)	464,858.877
Class B	-	38,268.403	(1,543.184)	36,725.219
Aggressive Growth:
Class A	53,752.789	423,956.081	(63,360.054)	414,348.816
Class B	22,786.649	24,389.033	(9,917.571)	37,258.111
Worldwide Growth:
Class A	19,710.545	529,913.890	(106,123.101)	443,501.334
Class B	17,011.166	32,317.343	(8,725.744)	40,602.765
International Growth:
Class A	42,106.076	873,051.635	(172,736.551)	742,421.160
Class B	6,269.387	36,401.788	(5,327.353)	37,343.822
M Funds, Inc.:
Brandes:
Class A	-	204,545.454	(5,464.046)	199,081.408
Class B	-	784.937	(7.984)	776.953
Clifton:
Class A	-	122,178.139	(1,972.168)	120,205.971
Class B	-	62.763	(14.276)	48.487
Frontier:
Class A	-	266,555.787	(102,847.448)	163,708.339
Class B	-	577.431	(26.884)	550.547
Turner:
Class A	-	31,628.530	(591.817)	31,036.713
Class B	-	149.469	(27.349)	122.120

Product Name      201

Security Life Separate Account L1

Notes to Financial Statements (continued)

8. Summary of Changes in Units (continued)

Division	Outstanding at Beginning of Year	Increase for Payments Received	(Decrease) for Withdrawals and Other Deductions	Outstanding at End of Year

ING Pilgrim Investments, LLC:
Growth Opportunities:
Class A	-	17,239.756	(356.196)	16,883.560
Class B	-	216.814	(121.360)	95.454
MagnaCap:
Class A	-	20,405.686	(2,299.681)	18,106.005
Class B	-	2,912.749	(362.083)	2,550.666
Mid-Cap Opportunities:
Class A	-	36,205.316	(6,619.454)	29,585.862
Class B	-	2,680.580	(195.151)	2,485.429
Small Cap Opportunities:
Class A	-	72,852.493	(8,843.292)	64,009.201
Class B	-	14,975.057	(3,717.243)	11,257.814
Putnam Investment Management, LLC:
New Opportunities:
Class A	-	43,206.982	(4,559.798)	38,647.184
Class B	-	3,398.550	(486.058)	2,912.492
Voyager:
Class A	-	87,155.745	(1,144.534)	86,011.211
Class B	-	3,590.085	(15.143)	3,574.942
Growth and Income:
Class A	-	338,965.181	(8,609.502)	330,355.679
Class B	-	21,861.287	(8,180.208)	13,681.079
Small Cap Value:
Class A	-	543,246.905	(18,289.938)	524,956.967
Class B	-	10,434.457	(389.190)	10,045.267

Product Name      202

Security Life Separate Account L1

Notes to Financial Statements (continued)

8. Summary of Changes in Units (continued)

The following schedule summarizes the changes in divisional units for the year ended December 31, 2000:

Division	Outstanding at Beginning of Year	Increase for Payments Received	(Decrease) for Withdrawals and Other Deductions	Outstanding at End of Year

Neuberger Berman Management Inc.:
Limited Maturity Bond:
Class A	889,159.604	504,777.566	(308,746.826)	1,085,190.344
Class B	-	-	-	-
Growth:
Class A	434,338.368	585,182.288	(264,487.840)	755,032.816
Class B	-	-	-	-
Partners:
Class A	1,212,133.448	1,779,259.060	(1,860,035.005)	1,131,357.503
Class B	-	776.829	(49.785)	727.044
Fred Alger Management, Inc.:
American Small Capitalization:
Class A	1,055,757.484	2,800,960.511	(2,505,612.904)	1,351,105.091
Class B	-	55,711.543	(42.421)	55,669.122
American MidCap Growth:
Class A	576,738.314	560,214.726	(114,004.848)	1,022,948.192
Class B	-	4,663.845	(82.319)	4,581.526
American Growth:
Class A	1,257,371.637	778,072.130	(240,385.291)	1,795,058.476
Class B	-	11,643.541	(139.984)	11,503.557
American Leveraged AllCap:
Class A	425,281.099	336,729.473	(159,812.806)	602,197.766
Class B	-	-	-	-
Fidelity Management & Research Co.:
Asset Manager:
Class A	722,717.906	310,205.974	(154,339.584)	878,584.296
Class B	-	-	-	-
Growth:
Class A	1,676,236.646	2,952,178.456	(2,405,547.964)	2,222,867.138
Class B	-	40,990.125	(263.017)	40,727.108
Overseas:
Class A	1,716,617.627	1,467,555.053	(597,886.377)	2,586,286.303
Class B	-	83,821.190	(70.622)	83,750.568
Money Market:
Class A	2,763,648.297	18,979,254.070	(17,053,332.906)	4,689,569.461
Class B	-	-	-	-
Index 500:
Class A	4,772,484.597	1,767,429.327	(514,434.291)	6,025,479.633
Class B	-	714,452.306	(9,500.804)	704,951.502

Product Name      203

Security Life Separate Account L1

Notes to Financial Statements (continued)

8. Summary of Changes in Units (continued)

Division	Outstanding at Beginning of Year	Increase for Payments Received	(Decrease) for Withdrawals and Other Deductions	Outstanding at End of Year

INVESCO Funds Group, Inc.:
Total Return:
Class A	602,187.614	257,125.735	(161,306.002)	698,007.347
Class B	-	-	-	-
Equity Income:
Class A	621,047.937	283,695.785	(121,863.312)	782,880.410
Class B	-	23,229.266	(31.870)	23,197.396
High Yield:
Class A	536,863.946	285,666.502	(142,449.650)	680,080.798
Class B	-	2,314.001	(20.866)	2,293.135
Utilities:
Class A	189,409.984	190,914.332	(38,376.831)	341,947.485
Class B	-	-	-	-
Small Company Growth:
Class A	212,503.210	609,134.460	(163,138.502)	658,499.168
Class B	-	2,483.692	(24.219)	2,459.473
Van Eck Associates Corporation:
Worldwide Hard Assets:
Class A	236,972.429	53,067.697	(75,068.462)	214,971.664
Class B	-	-	-	-
Worldwide Bond:
Class A	33,114.078	77,355.439	(19,232.793)	91,236.724
Class B	-	51.386	(9.286)	42.100
Worldwide Emerging Markets:
Class A	228,819.195	390,868.355	(76,373.129)	543,314.421
Class B	-	36,097.306	(54.040)	36,043.266
Worldwide Real Estate:
Class A	64,967.173	103,195.970	(36,955.247)	131,207.896
Class B	-	439.384	(44.011)	395.373
AIM Advisors, Inc.:
Capital Appreciation:
Class A	323,846.032	377,520.848	(53,883.069)	647,483.811
Class B	-	3,435,588.521	(164.158)	3,435,424.363
Government Securities:
Class A	715,905.149	682,457.548	(376,148.854)	1,022,213.843
Class B	-	469,546.296	(11.016)	469,535.280

Product Name      204

Security Life Separate Account L1

Notes to Financial Statements (continued)

8. Summary of Changes in Units (continued)

Division	Outstanding at Beginning of Year	Increase for Payments Received	(Decrease) for Withdrawals and Other Deductions	Outstanding at End of Year

Directed Services, Inc. (GCG):
Equity Income:
Class A	-	-	-	-
Class B	-	-	-	-
Growth:
Class A	-	-	-	-
Class B	-	103.679	-	103.679
Hard Assets:
Class A	-	-	-	-
Class B	-	-	-	-
Limited Maturity Bond:
Class A	-	-	-	-
Class B	-	80,478.798	-	80,478.798
Liquid Asset:
Class A	-	-	-	-
Class B	-	5,018,488.796	(4,834,556.175)	183,932.621
MidCap Growth:
Class A	-	-	-	-
Class B	-	-	-	-
Research:
Class A	-	-	-	-
Class B	-	-	-	-
Total Return:
Class A	-	-	-	-
Class B	-	908.365	-	908.365
Janus Aspen Series Funds:
Growth:
Class A	-	37,656.545	(8,226.269)	29,430.276
Class B	-	-	-	-
Aggressive Growth:
Class A	-	53,792.856	(40.067)	53,752.789
Class B	-	22,786.649	-	22,786.649
Worldwide Growth:
Class A	-	33,160.748	(13,450.203)	19,710.545
Class B	-	17,011.166	-	17,011.166
International Growth:
Class A	-	43,058.359	(952.283)	42,106.076
Class B	-	6,269.387	-	6,269.387

Product Name      205

Security Life Separate Account L1

Notes to Financial Statements (continued)

8. Summary of Changes in Units (continued)

The following schedule summarizes the changes in divisional units for the year ended December 31, 1999:

Division	Outstanding at Beginning of Year	Increase for Payments Received	(Decrease) for Withdrawals and Other Deductions	Outstanding at End of Year

Neuberger Berman Management Inc.:
Limited Maturity Bond	1,245,559.121	421,349.898	(777,749.415)	889,159.604
Growth	447,486.376	233,319.969	(246,467.977)	434,338.368
Partners	986,298.018	385,667.451	(159,832.021)	1,212,133.448
Fred Alger Management, Inc.:
American Small Capitalization	838,692.418	603,898.891	(386,833.825)	1,055,757.484
American MidCap Growth	402,532.472	225,361.191	(51,155.349)	576,738.314
American Growth	923,696.066	585,374.403	(251,698.832)	1,257,371.637
American Leveraged AllCap	221,642.446	410,084.371	(206,445.718)	425,281.099
Fidelity Management & Research Co.:
Asset Manager	600,255.213	393,745.577	(271,282.884)	722,717.906
Growth	1,293,480.338	2,233,512.279	(1,850,755.971)	1,676,236.646
Overseas	1,429,659.907	963,512.218	(676,554.498)	1,716,617.627
Money Market	1,526,404.399	9,068,762.545	(7,831,518.647)	2,763,648.297
Index 500	3,215,990.519	1,840,375.191	(283,881.113)	4,772,484.597
INVESCO Funds Group, Inc.:
Total Return	450,557.216	300,554.107	(148,923.709)	602,187.614
Equity Income	473,616.752	252,971.948	(105,540.763)	621,047.937
High Yield	486,858.648	226,071.484	(176,066.186)	536,863.946
Utilities	110,379.616	140,069.045	(61,038.677)	189,409.984
Small Company Growth	67,506.441	210,114.805	(65,118.036)	212,503.210
Van Eck Associates Corporation:
Worldwide Hard Assets	132,513.824	246,466.322	(142,007.717)	236,972.429
Worldwide Bond	18,656.317	43,237.412	(28,779.651)	33,114.078
Worldwide Emerging Markets	67,354.295	582,654.548	(421,189.648)	228,819.195
Worldwide Real Estate	8,765.232	67,514.147	(11,312.206)	64,967.173
AIM Advisors, Inc.:
Capital Appreciation	105,457.867	263,795.629	(45,407.464)	323,846.032
Government Securities	246,150.062	723,064.769	(253,309.682)	715,905.149

Product Name      206

Security Life Separate Account L1

Notes to Financial Statements (continued)

9. Financial Highlights

	At December 31,			For the Year Ended December 31,
Division	Units (000s)	Unit Fair Value Lowest to Highest	Net Assets (000s)	Investment Income Ratio	Expense Ratio Lowest to Highest	Total Return Lowest to Highest

Neuberger Berman Management Inc.:
Limited Maturity Bond

2001	1,603	$10.58 to	$22,975	5.37%	0% to	8.01%
		$14.43			.75%
2000	*	$13.36	*	*	*	*

Growth

2001	716	$8.50 to	$13,020	50.01%	0% to	(30.66)%
		$18.32			.75%
2000	*	$26.42	*	*	*	*

Partners

2001	1,383	$9.69 to	$32,191	4.12%	0% to	(3.61)% to
		$23.47			.75%	(2.81)%
2000	*	$9.97 to	*	*	*	*
		$24.35

Fred Alger Management, Inc:
American Small Capitalization

2001	1,537	$6.80 to	$19,928.05%		0% to	(30.10)% to
		$13.26			.75%	(29.53)%
2000	*	$9.65 to	*	*	*	*
		$18.97

American MidCap Growth

2001	1,445	$12.57 to	$42,563	46.27%	0% to	(7.02)% to
		$30.21			.75%	(6.40)%
2000	*	$13.43 to	*	*	*	*
		$32.49

American Growth

2001	2,053	$8.98 to	$48,752	12.91%	0% to	(12.74)% to
		$24.32			.75%	(11.61)%
2000	*	$10.16 to	*	*	*	*
		$27.87

American Leveraged AllCap

2001	696	$9.45 to	$23,276	3.72%	0% to	(16.30)%
		$33.88			.75%
2000	*	$40.48	*	*	*	*

Fidelity Management & Research Co.:
Asset Manager

2001	1,201	$16.97	$20,156	4.74%	.75%	(5.35)%

2000	*	$17.93	*	*	*	*

Asset Manager SC

2001	32	$9.90	$314	-	0%	-

2000	*	*	*	*	*	*

Product Name      207

Security Life Separate Account L1

Notes to Financial Statements (continued)

9. Financial Highlights (continued)

	At December 31,			For the Year Ended December 31,
Division	Units (000s)	Unit Fair Value Lowest to Highest	Net Assets (000s)	Investment Income Ratio	Expense Ratio Lowest to Highest	Total Return Lowest to Highest

Growth

2001	2,444	$8.93 to	$39,751	7.38%	0% to	(18.45)% to
		24.97			.75%	(17.62)%
2000	*	$10.84 to	*	*	*	*
		$30.62

Growth SC

2001	24	$8.58	$209	-	0%	-
2000	*	*	*	*	*	*

Overseas

2001	2,775	$8.18 to	$35,065	13.45%	0% to	(21.63)% to
		$12.86			.75%	(21.19)%
2000	*	$10.38 to	*	*	*	*
		$16.41

Overseas SC

2001	19	$7.63	$151	-	0%	-
2000	*	*	*	*	*	*

Money Market

2001	6,921	$13.70	$94,833	3.88%	.75%	3.63%
2000	*	$13.22	*	*	*	*

Index 500

2001	8,854	$8.85 to	$200,404	1.05%	0% to	(12.72)% to
		$25.18			.75%	(12.12%)
2000	*	$10.07 to	*	*	*	*
		$28.85

INVESCO Funds Group, Inc:
Total Return

2001	934	$9.97 to	$15,247	2.57%	0% to	(2.15)%
		$16.39			.75%
2000	*	$16.75	*	*	*	*

Equity Income

2001	1,238	$9.82 to	$29,102	1.59%	0% to	(9.75)% to
		$24.54			.75%	(8.99)%
2000	*	$10.79 to	*	*	*	*
		$27.19

High Yield

2001	832	$7.72 to	$10,708	10.78%	0% to	(15.06)% to
		$13.08			.75%	(14.88)%

2000	*	$9.07 to	*	*	*	*
		$15.40

Utilities

2001	526	$7.05 to	$7,928	1.02%	0% to	(32.91)%
		$15.33			.75%
2000	*	$22.85	*	*	*	*

Product Name      208

Security Life Separate Account L1

Notes to Financial Statements (continued)

9. Financial Highlights (continued)

	At December 31,			For the Year Ended December 31,
Division	Units (000s)	Unit Fair Value Lowest to Highest	Net Assets (000s)	Investment Income Ratio	Expense Ratio Lowest to Highest	Total Return Lowest to Highest

Small Company Growth

2001	1,033	$10.77 to	$14,861	-	0% to	(19.32)% to
		$14.49			.75%	(18.53)%
2000	*	$13.22 to	*	*	*	*
		$17.96

Van Eck Associates Corporation:
Worldwide Hard Assets

2001	181	$8.91 to	$1,727	1.15%	0% to	(11.06)%
		$9.57			.75%
2000	*	$10.76	*	*	*	*

Worldwide Bond

2001	127	$9.52 to	$1,225	3.92%	0% to	(5.78)% to
		$9.61			.75%	(4.99)%
2000	*	$10.02 to	*	*	*	*
		$10.20
Worldwide Emerging Markets

2001	588	$7.65 to	$4,516	-	0% to	(2.55)% to
		$8.12			.75%	(1.81)%
2000	*	$7.85 to	*	*	*	*
		$8.27

Worldwide Real Estate

2001	271	$10.42 to	$2,826	1.98%	0% to	4.51% to
		$11.55			.75%	5.29%
2000	*	$9.97 to	*	*	*	*
		$10.97

AIM Advisors, Inc.:
Capital Appreciation

2001	1,174	$9.30 to	$12,831	7.26%	0% to	(23.83) to
		$11.06			.75%	(23.27)%
2000	*	$12.12 to	*	*	*	*
		$14.52

Government Securities

2001	2,156	$11.81 to	$25,665	1.35%	0% to	5.40% to
		$11.90			.75%	6.11%
2000	*	$11.13 to	*	*	*	*
		$11.29

Directed Services, Inc. (GCG):
Equity Income

2001	1	$10.76	$6	8.25%	0%	-

2000	*	*	*	*	*	*

Growth

2001	-	$8.29	$4	-	0%	(30.28)%

2000	*	$11.89	*	*	*	*

Product Name      209

Security Life Separate Account L1

Notes to Financial Statements (continued)

9. Financial Highlights (continued)

	At December 31,			For the Year Ended December 31,
Division	Units (000s)	Unit Fair Value Lowest to Highest	Net Assets (000s)	Investment Income Ratio	Expense Ratio Lowest to Highest	Total Return Lowest to Highest

Hard Assets

2001	-	-	-	-	-	-

2000	*	*	*	*	*	*

Limited Maturity Bond

2001	4,610	$11.86	$54,671	16.29%	0%	8.91%

2000	*	$10.89	*	*	*	*

Liquid Assets

2001	696	$11.25	$7,832	3.74%	0%	3.88%

2000	*	$10.83	*	*	*	*

MidCap Growth

2001	46	$9.68 to	$465	1.85%	0% to	-
		$13.04			.75%
2000	*	*	*	*	*	*

Research

2001	-	$8.78	$3	4.55%	0%	-

2000	*	*	*	*	*	*

Total Return

2001	5	$11.65	$53	13.37%	0%	0.430%

2000	*	$11.60	*	*	*	*

Fully Managed

2001	369	$10.60 to	$3,909	9.39%	0% to	-
		$10.66			.75%
2000	*	*	*	*	*	*

Janus Aspen Series Funds:
Growth

2001	501	$6.17 to	$3,099	0.24%	0% to	(25.48)%
		$6.23			.75%
2000	*	$8.28	*	*	*	*

Aggressive Growth

2001	452	$4.11 to	$1,858	-	0% to	(40.00)% to
		$4.15			.75%	(39.50)%
2000	*	$6.85 to	*	*	*	*
		$6.86

Worldwide Growth

2001	484	$6.68 to	$3,235	0.37%	0% to	(23.13)% to
		$6.74			.75%	(22.62)%
2000	*	$8.69 to	*	*	*	*
		$8.71

Product Name      210

Security Life Separate Account L1

Notes to Financial Statements (continued)

9. Financial Highlights (continued)

	At December 31,			For the Year Ended December 31,
Division	Units (000s)	Unit Fair Value Lowest to Highest	Net Assets (000s)	Investment Income Ratio	Expense Ratio Lowest to Highest	Total Return Lowest to Highest

International Growth

2001	780	$6.59 to	$5,140	0.87%	0% to	(24.17)% to
		$6.67			.75%	(23.42)%
2000	*	$8.69 to	*	*	*	*
		$8.71

M Fund, Inc.:
Brandes International Equity

2001	200	$9.48 to	$1,895	13.21%	0% to	-
		$9.54			.75%
2000	*	*	*	*	*	*

Clifton Enhanced US Equity

2001	120	$9.93 to	$1,194	11.25%	0% to	-
		$9.98			.75%
2000	*	*	*	*	*	*

Frontier Capital Appreciation

2001	164	$10.51 to	$1,727	0.03%	0% to	-
		$10.57			.75%
2000	*	*	*	*	*	*

Turner Core Growth

2001	31	$9.49 to	$296	0.26%	0% to	-
		$9.55			.75%
2000	*	*	*	*	*	*

ING Pilgrim Investment, LLC:
Growth Opportunities

2001	17	$8.64 to	$147	-	0% to	-
		$8.68			.75%
2000	*	*	*	*	*	*

MagnaCap

2001	21	$9.76 to	$202	1.09%	0% to	-
		$9.80			.75%
2000	*	*	*	*	*	*

Mid-Cap Opportunities

2001	32	$9.18 to	$294	-	0% to	-
		$9.18			.75%
2000	*	*	*	*	*	*

Small Cap Opportunities

2001	75	$9.69 to	$730	0.17%	0% to	-
		$9.74			.75%
2000	*	*	*	*	*	*

Product Name      211

Security Life Separate Account L1

Notes to Financial Statements (continued)

9. Financial Highlights (continued)

	At December 31,			For the Year Ended December 31,
Division	Units (000s)	Unit Fair Value Lowest to Highest	Net Assets (000s)	Investment Income Ratio	Expense Ratio Lowest to Highest	Total Return Lowest to Highest

Putnam Investment Management, LLC:
New Opportunities

2001	42	$9.56 to	$397	-	0% to	-
		$9.61			.75%
2000	*	*	*	*	*	*

Voyager

2001	90	$9.51 to	$852	-	0% to	-
		$9.57			.75%
2000	*	*	*	*	*	*

Growth and Income

2001	344	$9.83 to	$3,383	-	0% to	-
		$9.89			.75%
2000	*	*	*	*	*	*

Small Cap Value

2001	535	$11.57 to	$6,191	-	0% to	-
		$11.66			.75%
2000	*	*	*	*	*	*

* Not applicable

Product Name      212

APPENDIX A

Factors for the
Cash Value Accumulation Test
For a Life Insurance Policy

Attained Age	Male	Female	Unisex	Attained Age	Male	Female	Unisex	Attained Age	Male	Female	Unisex

0	11.727	14.234	12.149
1	11.785	14.209	12.194	34	4.188	4.902	4.314	67	1.617	1.815	1.657
2	11.458	13.815	11.857	35	4.052	4.742	4.173	68	1.583	1.769	1.620
3	11.128	13.417	11.515	36	3.920	4.586	4.037	69	1.550	1.724	1.585
4	10.803	13.023	11.178	37	3.793	4.437	3.906	70	1.518	1.681	1.552
5	10.481	12.635	10.845	38	3.670	4.293	3.780	71	1.488	1.639	1.520
6	10.161	12.253	10.514	39	3.553	4.154	3.658	72	1.459	1.599	1.489
7	9.844	11.875	10.187	40	3.439	4.021	3.541	73	1.432	1.560	1.460
8	9.530	11.505	9.863	41	3.330	3.894	3.429	74	1.406	1.524	1.433
9	9.221	11.141	9.545	42	3.226	3.771	3.322	75	1.382	1.490	1.407
10	8.918	10.784	9.233	43	3.125	3.654	3.218	76	1.359	1.457	1.383
11	8.623	10.436	8.928	44	3.028	3.541	3.119	77	1.338	1.427	1.360
12	8.338	10.098	8.634	45	2.936	3.432	3.023	78	1.318	1.398	1.338
13	8.066	9.771	8.353	46	2.846	3.328	2.931	79	1.299	1.371	1.318
14	7.808	9.455	8.085	47	2.761	3.227	2.843	80	1.281	1.345	1.298
15	7.564	9.150	7.831	48	2.678	3.129	2.758	81	1.264	1.321	1.280
16	7.335	8.857	7.592	49	2.599	3.035	2.676	82	1.248	1.298	1.262
17	7.118	8.575	7.364	50	2.522	2.945	2.597	83	1.233	1.277	1.245
18	6.911	8.302	7.148	51	2.449	2.858	2.522	84	1.218	1.257	1.230
19	6.713	8.038	6.939	52	2.378	2.774	2.449	85	1.205	1.238	1.215
20	6.521	7.782	6.737	53	2.311	2.693	2.379	86	1.193	1.221	1.202
21	6.334	7.534	6.540	54	2.246	2.615	2.312	87	1.181	1.205	1.189
22	6.150	7.293	6.347	55	2.184	2.540	2.248	88	1.171	1.190	1.177
23	5.969	7.059	6.158	56	2.125	2.468	2.187	89	1.160	1.176	1.166
24	5.791	6.831	5.971	57	2.068	2.398	2.128	90	1.151	1.163	1.155
25	5.615	6.611	5.788	58	2.014	2.330	2.071	91	1.141	1.150	1.144
26	5.441	6.396	5.608	59	1.962	2.265	2.017	92	1.131	1.137	1.133
27	5.271	6.188	5.431	60	1.912	2.201	1.965	93	1.120	1.125	1.122
28	5.104	5.986	5.258	61	1.864	2.139	1.915	94	1.109	1.112	1.110
29	4.940	5.791	5.089	62	1.818	2.079	1.867	95	1.097	1.098	1.097
30	4.781	5.601	4.925	63	1.774	2.022	1.821	96	1.083	1.084	1.084
31	4.626	5.418	4.765	64	1.732	1.967	1.777	97	1.069	1.069	1.069
32	4.476	5.241	4.610	65	1.692	1.914	1.735	98	1.054	1.054	1.054
33	4.330	5.069	4.459	66	1.654	1.863	1.695	99	1.040	1.040	1.040
								100	1.000	1.000	1.000

FirstLine/FirstLine II      213

APPENDIX B

Factors for the
Guideline Premium/Cash Value Corridor Test
For a Life Insurance Policy

Attained Age	Factor	Attained Age	Factor	Attained Age	Factor	Attained Age	Factor

0	2.50	25	2.50	50	1.85	75	1.05
1	2.50	26	2.50	51	1.78	76	1.05
2	2.50	27	2.50	52	1.71	77	1.05
3	2.50	28	2.50	53	1.64	78	1.05
4	2.50	29	2.50	54	1.57	79	1.05

5	2.50	30	2.50	55	1.50	80	1.05
6	2.50	31	2.50	56	1.46	81	1.05
7	2.50	32	2.50	57	1.42	82	1.05
8	2.50	33	2.50	58	1.38	83	1.05
9	2.50	34	2.50	59	1.34	84	1.05

10	2.50	35	2.50	60	1.30	85	1.05
11	2.50	36	2.50	61	1.28	86	1.05
12	2.50	37	2.50	62	1.26	87	1.05
13	2.50	38	2.50	63	1.24	88	1.05
14	2.50	39	2.50	64	1.22	89	1.05

15	2.50	40	2.50	65	1.20	90	1.05
16	2.50	41	2.43	66	1.19	91	1.04
17	2.50	42	2.36	67	1.18	92	1.03
18	2.50	43	2.29	68	1.17	93	1.02
19	2.50	44	2.22	69	1.16	94	1.01

20	2.50	45	2.15	70	1.15	95	1.00
21	2.50	46	2.09	71	1.13	96	1.00
22	2.50	47	2.03	72	1.11	97	1.00
23	2.50	48	1.97	73	1.09	98	1.00
24	2.50	49	1.91	74	1.07	99	1.00

						100	1.00

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

FirstLine/FirstLine II      214

APPENDIX C

Performance Information

The following hypothetical illustrations demonstrate how the actual investment experience of each variable investment option of the separate account affects the cash surrender value, account value and death benefit of a policy. These hypothetical illustrations are based on the actual historical return of each portfolio as if a policy had been issued on the date indicated. Each portfolio's annual total return is based on the total return calculated for each fiscal year. These annual total return figures reflect the net portfolio's management fees after any voluntary waiver and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions, which if reflected, would result in lower total return figures than those shown.

The illustrations are based on the payment of a $3,750 annual premium, received at the beginning of each year, for a hypothetical policy with a $200,000 stated death benefit, the cash value accumulation test, death benefit option 1, issued to a preferred, tobacco non-user male, age 45. FirstLine illustrations are based on a standard risk class rating while FirstLine II illustrations use a preferred risk class rating. In each case, it is assumed that all premium is allocated to the variable investment option illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of premium payments and the use of other policy features, such as policy loans, would affect individual policy benefits.

The amounts shown for the cash surrender values, account values and death benefits take into account the charges from premium, current cost of insurance and monthly deductions, the daily charge against the separate account for mortality and expense risks, and each portfolio's charges and expenses. See Charges and Deductions, page 56.

Past performance is no indication of future results. Actual investment results may be more or less than those shown in the hypothetical illustrations.

FirstLine/FirstLine II      215

FIRSTLINE HYPOTHETICAL ILLUSTRATIONS
Tobacco Non-user Male Age 45			Cash Value Accumulation Test
StandardRisk Class			Death Benefit Option 1
Stated Death Benefit $200,000			Annual Premium $3,750

AIM V.I. Capital Appreciation Fund - Series I
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	2.50%	1,455	2,943	200,000
12/31/95	35.69%	6,110	7,785	200,000
12/31/96	17.58%	10,328	12,191	200,000
12/31/97	13.51%	14,753	16,803	200,000
12/31/98	19.30%	20,899	23,099	200,000
12/31/99	44.61%	34,978	37,178	200,000
12/31/00	-10.91%	33,031	35,231	200,000
12/31/01	-23.28%	26,865	28,790	200,000

AIM V.I. Government Securities Fund - Series I
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	-3.73%	1,259	2,746	200,000
12/31/95	15.56%	4,670	6,345	200,000
12/31/96	2.29%	7,217	9,079	200,000
12/31/97	8.16%	10,587	12,637	200,000
12/31/98	7.73%	14,138	16,338	200,000
12/31/99	-1.32%	16,367	18,567	200,000
12/31/00	10.12%	21,018	23,218	200,000
12/31/01	6.41%	25,428	27,353	200,000

Alger American Growth Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	12.38%	1,767	3,255	200,000
12/31/93	22.47%	5,693	7,368	200,000
12/31/94	1.45%	8,173	10,035	200,000
12/31/95	36.37%	15,298	17,348	200,000
12/31/96	13.35%	20,338	22,538	200,000
12/31/97	25.75%	29,362	31,562	200,000
12/31/98	48.07%	48,373	50,573	200,000
12/31/99	33.74%	69,054	70,979	200,000
12/31/00	-14.78%	60,750	62,400	200,000
12/31/01	-11.81%	55,668	57,043	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

FirstLine/FirstLine II      216

FIRSTLINE HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45			Cash Value Accumulation Test
StandardRisk Class			Death Benefit Option 1
Stated Death Benefit $200,000			Annual Premium $3,750

Alger American Leveraged AllCap Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/96	12.04%	1,757	3,244	200,000
12/31/97	19.68%	5,504	7,179	200,000
12/31/98	57.83%	13,717	15,579	200,000
12/31/99	78.06%	30,590	32,640	200,000
12/31/00	-24.83%	24,062	26,262	200,000
12/31/01	-15.93%	21,873	24,073	200,000

Alger American MidCap Growth Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	-1.54%	1,328	2,815	200,000
12/31/95	44.45%	6,456	8,131	200,000
12/31/96	11.90%	10,103	11,965	200,000
12/31/97	15.01%	14,723	16,773	200,000
12/31/98	30.30%	23,033	25,233	200,000
12/31/99	31.85%	34,459	36,659	200,000
12/31/00	9.18%	40,511	42,711	200,000
12/31/01	-6.52%	40,219	42,144	200,000

Alger American Small Capitalization Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	3.55%	1,488	2,976	200,000
12/31/93	13.28%	4,797	6,472	200,000
12/31/94	-4.38%	6,716	8,579	200,000
12/31/95	44.31%	14,240	16,290	200,000
12/31/96	4.18%	17,379	19,579	200,000
12/31/97	11.39%	22,417	24,617	200,000
12/31/98	15.53%	29,151	31,351	200,000
12/31/99	43.42%	46,740	48,665	200,000
12/31/00	-27.20%	35,398	37,048	200,000
12/31/01	-29.51%	26,317	27,692	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

FirstLine/FirstLine II      217

FIRSTLINE HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45			Cash Value Accumulation Test
StandardRisk Class			Death Benefit Option 1
Stated Death Benefit $200,000			Annual Premium $3,750

Fidelity VIP Asset Manager SM Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	11.71%	1,746	3,234	200,000
12/31/93	21.23%	5,589	7,264	200,000
12/31/94	-6.09%	7,297	9,159	200,000
12/31/95	16.96%	11,743	13,793	200,000
12/31/96	14.60%	16,531	18,731	200,000
12/31/97	20.65%	23,482	25,682	200,000
12/31/98	15.05%	30,240	32,440	200,000
12/31/99	11.09%	36,866	38,791	200,000
12/31/00	-3.87%	37,942	39,592	200,000
12/31/01	-4.15%	38,862	40,237	200,000

Fidelity VIP Growth Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	9.32%	1,671	3,158	200,000
12/31/93	19.37%	5,382	7,057	200,000
12/31/94	-0.02%	7,711	9,573	200,000
12/31/95	35.36%	14,542	16,592	200,000
12/31/96	14.71%	19,750	21,950	200,000
12/31/97	23.48%	28,059	30,259	200,000
12/31/98	39.49%	43,601	45,801	200,000
12/31/99	37.44%	64,493	66,418	200,000
12/31/00	-10.96%	59,517	61,167	200,000
12/31/01	-17.67%	50,837	52,212	200,000

Fidelity VIP Index 500 Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/93	9.74%	1,684	3,171	200,000
12/31/94	1.04%	4,254	5,929	200,000
12/31/95	37.19%	9,905	11,767	200,000
12/31/96	22.71%	15,633	17,683	200,000
12/31/97	32.82%	24,736	26,936	200,000
12/31/98	28.31%	35,640	37,840	200,000
12/31/99	20.52%	46,415	48,615	200,000
12/31/00	-9.30%	44,292	46,217	200,000
12/31/01	-12.09%	41,028	42,678	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

FirstLine/FirstLine II      218

FIRSTLINE HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45			Cash Value Accumulation Test
StandardRisk Class			Death Benefit Option 1
Stated Death Benefit $200,000			Annual Premium $3,750

Fidelity VIP Money Market Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	3.90%	1,499	2,987	200,000
12/31/93	3.23%	4,201	5,876	200,000
12/31/94	4.25%	6,911	8,774	200,000
12/31/95	5.87%	9,988	12,038	200,000
12/31/96	5.41%	13,147	15,347	200,000
12/31/97	5.51%	16,640	18,840	200,000
12/31/98	5.46%	20,303	22,503	200,000
12/31/99	5.17%	24,354	26,279	200,000
12/31/00	6.30%	28,917	30,567	200,000
12/31/01	4.18%	33,023	34,398	200,000

Fidelity VIP Overseas Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	-10.72%	1,039	2,526	200,000
12/31/93	37.35%	5,641	7,316	200,000
12/31/94	1.72%	8,147	10,010	200,000
12/31/95	9.74%	11,795	13,845	200,000
12/31/96	13.15%	16,346	18,546	200,000
12/31/97	11.56%	21,306	23,506	200,000
12/31/98	12.81%	27,152	29,352	200,000
12/31/99	42.55%	43,601	45,526	200,000
12/31/00	-19.07%	37,048	38,698	200,000
12/31/01	-21.21%	30,922	32,297	200,000

The GCG Trust Fully Managed Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	6.23%	1,573	3,060	200,000
12/31/93	7.59%	4,543	6,218	200,000
12/31/94	-7.27%	6,210	8,072	200,000
12/31/95	20.80%	10,902	12,952	200,000
12/31/96	16.36%	15,850	18,050	200,000
12/31/97	15.27%	21,533	23,733	200,000
12/31/98	5.89%	25,562	27,762	200,000
12/31/99	6.92%	30,406	32,331	200,000
12/31/00	21.97%	40,852	42,502	200,000
12/31/01	9.92%	48,025	49,400	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

FirstLine/FirstLine II      219

FIRSTLINE HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45			Cash Value Accumulation Test
StandardRisk Class			Death Benefit Option 1
Stated Death Benefit $200,000			Annual Premium $3,750

The GCG Trust Mid-Cap Growth Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/99	79.05%	3,894	5,381	200,000
12/31/00	8.18%	7,079	8,754	200,000
12/31/01	-23.62%	6,644	8,506	200,000

ING Partners, Inc. ING UBS Tactical Asset Allocation Portfolio - I Class
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit

	This fund is too new for experience to be shown

ING Partners, Inc. ING Van Kampen Comstock Portfolio - I Class
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit

	This fund is too new for experience to be shown

ING Income Shares ING VP Bond Portfolio - Class R Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	10.94%	1,722	3,209	200,000
12/31/96	1.30%	4,308	5,983	200,000
12/31/97	8.30%	7,386	9,248	200,000
12/31/98	8.14%	10,767	12,817	200,000
12/31/99	-0.74%	12,996	15,196	200,000
12/31/00	9.64%	17,231	19,431	200,000
12/31/01	8.75%	21,660	23,860	200,000

ING Variable Portfolios, Inc. ING VP Index Plus LargeCap Portfolio - Class R Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/97	33.89%	2,450	3,938	200,000
12/31/98	31.60%	7,167	8,842	200,000
12/31/99	24.30%	12,361	14,224	200,000
12/31/00	-9.41%	13,112	15,162	200,000
12/31/01	-13.62%	12,988	15,188	200,000

ING Variable Portfolios, Inc. ING VP Index Plus MidCap Portfolio - Class R Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/98	24.30%	2,145	3,633	200,000
12/31/99	15.81%	5,707	7,382	200,000
12/31/00	19.91%	10,098	11,961	200,000
12/31/01	-1.32%	12,277	14,327	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

FirstLine/FirstLine II      220

FIRSTLINE HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45			Cash Value Accumulation Test
StandardRisk Class			Death Benefit Option 1
Stated Death Benefit $200,000			Annual Premium $3,750

ING Variable Portfolios, Inc. ING VP Index Plus SmallCap Portfolio - Class R Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/98	-1.35%	1,334	2,821	200,000
12/31/99	10.79%	4,475	6,150	200,000
12/31/00	9.82%	7,705	9,567	200,000
12/31/01	2.41%	10,391	12,441	200,000

ING Variable Products Trust ING VP Growth Opportunities Portfolio - Class R Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/01	-38.57%	169	1,657	200,000

ING Variable Products Trust ING VP MagnaCap Portfolio - Class R Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/01	-10.44%	1,047	2,535	200,000

ING Variable Products Trust ING VP MidCap Opportunities Portfolio - Class R Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/01	-32.92%	345	1,832	200,000

ING Variable Products Trust ING VP SmallCap Opportunities Portfolio - Class R Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	21.39%	2,053	3,541	200,000
12/31/96	13.61%	5,455	7,130	200,000
12/31/97	15.81%	9,383	11,245	200,000
12/31/98	17.30%	14,223	16,273	200,000
12/31/99	141.03%	43,742	45,942	200,000
12/31/00	1.09%	46,671	48,871	200,000
12/31/01	-29.15%	33,993	36,193	200,000

INVESCO VIF-Core Equity Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	29.25%	2,303	3,790	200,000
12/31/96	22.28%	6,333	8,008	200,000
12/31/97	28.17%	11,754	13,617	200,000
12/31/98	15.30%	16,664	18,714	200,000
12/31/99	14.84%	22,205	24,405	200,000
12/31/00	4.87%	25,995	28,195	200,000
12/31/01	-8.97%	25,654	27,854	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

FirstLine/FirstLine II      221

FIRSTLINE HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45			Cash Value Accumulation Test
StandardRisk Class			Death Benefit Option 1
Stated Death Benefit $200,000			Annual Premium $3,750

INVESCO VIF-Health Sciences Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/98	42.85%	2,736	4,223	200,000
12/31/99	4.86%	5,590	7,265	200,000
12/31/00	30.54%	11,048	12,911	200,000
12/31/01	-12.59%	11,422	13,472	200,000

INVESCO VIF-High Yield Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	19.76%	2,001	3,489	200,000
12/31/96	16.59%	5,592	7,267	200,000
12/31/97	17.33%	9,697	11,559	200,000
12/31/98	1.42%	12,280	14,330	200,000
12/31/99	9.20%	16,210	18,410	200,000
12/31/00	-11.68%	16,197	18,397	200,000
12/31/01	-14.93%	15,491	17,691	200,000

INVESCO VIF-Small Company Growth Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/98	16.38%	1,894	3,382	200,000
12/31/99	91.06%	10,299	11,974	200,000
12/31/00	-14.98%	10,379	12,242	200,000
12/31/01	-18.54%	9,935	11,985	200,000

INVESCO VIF-Total Return Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	22.79%	2,097	3,585	200,000
12/31/96	12.18%	5,410	7,085	200,000
12/31/97	22.91%	10,046	11,908	200,000
12/31/98	9.56%	13,845	15,895	200,000
12/31/99	-3.40%	15,542	17,742	200,000
12/31/00	-2.17%	17,573	19,773	200,000
12/31/01	-1.47%	19,711	21,911	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

FirstLine/FirstLine II      222

FIRSTLINE HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45			Cash Value Accumulation Test
StandardRisk Class			Death Benefit Option 1
Stated Death Benefit $200,000			Annual Premium $3,750

INVESCO VIF-Utilities Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	9.08%	1,663	3,150	200,000
12/31/96	12.76%	4,961	6,636	200,000
12/31/97	23.41%	9,544	11,406	200,000
12/31/98	25.48%	15,591	17,641	200,000
12/31/99	19.13%	21,860	24,060	200,000
12/31/00	5.28%	25,745	27,945	200,000
12/31/01	-32.41%	18,207	20,407	200,000

Janus Aspen Aggressive Growth Portfolio Service Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	16.19%	1,888	3,376	200,000
12/31/95	27.28%	6,151	7,826	200,000
12/31/96	7.33%	9,270	11,132	200,000
12/31/97	12.29%	13,383	15,433	200,000
12/31/98	33.33%	21,851	24,051	200,000
12/31/99	1.22%	24,641	26,841	200,000
12/31/00	-31.78%	17,651	19,851	200,000
12/31/01	-39.59%	11,397	13,322	200,000

Janus Aspen Growth Portfolio Service Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	2.58%	1,458	2,945	200,000
12/31/95	29.92%	5,765	7,440	200,000
12/31/96	17.73%	9,940	11,802	200,000
12/31/97	21.84%	15,547	17,597	200,000
12/31/98	34.71%	25,011	27,211	200,000
12/31/99	42.50%	40,271	42,471	200,000
12/31/00	-14.75%	35,993	38,193	200,000
12/31/01	-24.90%	28,467	30,392	200,000

Janus Aspen International Growth Portfolio Service Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	23.15%	2,109	3,596	200,000
12/31/96	34.07%	6,885	8,560	200,000
12/31/97	17.22%	11,195	13,057	200,000
12/31/98	16.14%	16,156	18,206	200,000
12/31/99	78.93%	35,202	37,402	200,000
12/31/00	-16.14%	31,126	33,326	200,000
12/31/01	-23.43%	25,080	27,280	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

FirstLine/FirstLine II      223

FIRSTLINE HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45			Cash Value Accumulation Test
StandardRisk Class			Death Benefit Option 1
Stated Death Benefit $200,000			Annual Premium $3,750

Janus Aspen Worldwide Growth Portfolio Service Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	1.47%	1,423	2,910	200,000
12/31/95	27.25%	5,559	7,234	200,000
12/31/96	28.21%	10,770	12,633	200,000
12/31/97	20.90%	16,408	18,458	200,000
12/31/98	27.13%	24,544	26,744	200,000
12/31/99	62.98%	45,692	47,892	200,000
12/31/00	-15.99%	39,972	42,172	200,000
12/31/01	-22.62%	32,471	34,396	200,000

Neuberger Berman AMT Growth Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	9.54%	1,678	3,165	200,000
12/31/93	6.79%	4,605	6,280	200,000
12/31/94	-4.99%	6,478	8,340	200,000
12/31/95	31.73%	12,467	14,517	200,000
12/31/96	9.14%	16,403	18,603	200,000
12/31/97	29.01%	25,131	27,331	200,000
12/31/98	15.53%	32,277	34,477	200,000
12/31/99	50.40%	53,822	55,747	200,000
12/31/00	-11.66%	49,633	51,283	200,000
12/31/01	-30.36%	35,863	37,238	200,000

Neuberger Berman AMT Limited Maturity Bond Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	5.18%	1,540	3,027	200,000
12/31/93	6.63%	4,449	6,124	200,000
12/31/94	-0.15%	6,770	8,632	200,000
12/31/95	10.94%	10,428	12,478	200,000
12/31/96	4.31%	13,440	15,640	200,000
12/31/97	6.74%	17,177	19,377	200,000
12/31/98	4.39%	20,629	22,829	200,000
12/31/99	1.48%	23,746	25,671	200,000
12/31/00	6.78%	28,410	30,060	200,000
12/31/01	8.78%	34,012	35,387	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

FirstLine/FirstLine II      224

FIRSTLINE HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45			Cash Value Accumulation Test
StandardRisk Class			Death Benefit Option 1
Stated Death Benefit $200,000			Annual Premium $3,750

Neuberger Berman AMT Partners Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	36.47%	2,532	4,020	200,000
12/31/96	29.57%	7,130	8,805	200,000
12/31/97	31.25%	13,136	14,998	200,000
12/31/98	4.21%	16,258	18,308	200,000
12/31/99	7.37%	20,152	22,352	200,000
12/31/00	0.70%	22,795	24,995	200,000
12/31/01	-2.83%	24,462	26,662	200,000

Pioneer Mid Cap Value VCT Portfolio - Class I Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/96	15.03%	1,851	3,339	200,000
12/31/97	24.69%	5,938	7,613	200,000
12/31/98	-4.02%	7,842	9,705	200,000
12/31/99	13.13%	11,892	13,942	200,000
12/31/00	18.00%	17,276	19,476	200,000
12/31/01	6.49%	21,204	23,404	200,000

Pioneer Small Cap Value VCT Portfolio - Class I Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/01	-31.68%	383	1,871	200,000

Putnam VT Growth and Income Fund - Class IB Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/99	-1.47%	1,330	2,817	200,000
12/31/00	7.92%	4,302	5,977	200,000
12/31/01	-6.39%	6,066	7,928	200,000

Putnam VT New Opportunities Fund - Class IB Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/99	69.10%	3,575	5,062	200,000
12/31/00	-26.20%	3,952	5,627	200,000
12/31/01	-30.14%	3,707	5,570	200,000

Putnam VT Small Cap Value Fund - Class IB Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/00	24.44%	2,150	3,637	200,000
12/31/01	18.13%	5,868	7,543	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

FirstLine/FirstLine II      225

FIRSTLINE HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45			Cash Value Accumulation Test
StandardRisk Class			Death Benefit Option 1
Stated Death Benefit $200,000			Annual Premium $3,750

Putnam VT Voyager Fund - Class IB Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/99	58.01%	3,220	4,707	200,000
12/31/00	-16.54%	4,437	6,112	200,000
12/31/01	-22.41%	4,742	6,605	200,000

Van Eck Worldwide Bond Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	-5.25%	1,211	2,698	200,000
12/31/93	7.79%	4,167	5,842	200,000
12/31/94	-1.32%	6,386	8,248	200,000
12/31/95	17.30%	10,719	12,769	200,000
12/31/96	2.53%	13,463	15,663	200,000
12/31/97	2.38%	16,391	18,591	200,000
12/31/98	12.75%	21,610	23,810	200,000
12/31/99	-7.82%	22,255	24,180	200,000
12/31/00	1.88%	25,494	27,144	200,000
12/31/01	-5.11%	26,677	28,052	200,000

Van Eck Worldwide Emerging Markets Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/96	26.82%	2,225	3,713	200,000
12/31/97	-11.61%	3,944	5,619	200,000
12/31/98	-34.15%	3,360	5,222	200,000
12/31/99	100.28%	14,053	16,103	200,000
12/31/00	-41.87%	8,438	10,638	200,000
12/31/01	-1.69%	10,708	12,908	200,000

Van Eck Worldwide Hard Assets Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	-4.09%	1,247	2,735	200,000
12/31/93	64.83%	7,531	9,206	200,000
12/31/94	-4.78%	9,273	11,136	200,000
12/31/95	10.99%	13,204	15,254	200,000
12/31/96	18.04%	18,826	21,026	200,000
12/31/97	-1.67%	20,896	23,096	200,000
12/31/98	-30.93%	15,323	17,523	200,000
12/31/99	21.00%	22,372	24,297	200,000
12/31/00	11.41%	28,207	29,857	200,000
12/31/01	-10.45%	27,496	28,871	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

FirstLine/FirstLine II      226

FIRSTLINE HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45			Cash Value Accumulation Test
StandardRisk Class			Death Benefit Option 1
Stated Death Benefit $200,000			Annual Premium $3,750

Van Eck Worldwide Real Estate Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/98	-11.35%	1,019	2,506	200,000
12/31/99	-2.01%	3,415	5,090	200,000
12/31/00	18.71%	7,263	9,125	200,000
12/31/01	5.34%	10,294	12,344	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

FirstLine/FirstLine II      227

FIRSTLINE II HYPOTHETICAL ILLUSTRATIONS
Tobacco Non-user Male Age 45			Cash Value Accumulation Test
Preferred Risk Class			Death Benefit Option 1
Stated Death Benefit $200,000			Annual Premium $3,750

AIM V.I. Capital Appreciation Fund - Series I
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	2.50%	1,429	2,917	200,000
12/31/95	35.69%	6,165	7,840	200,000
12/31/96	17.58%	10,582	12,445	200,000
12/31/97	13.51%	15,225	17,275	200,000
12/31/98	19.30%	21,654	23,854	200,000
12/31/99	44.61%	36,208	38,408	200,000
12/31/00	-10.91%	34,169	36,369	200,000
12/31/01	-23.28%	27,723	29,648	200,000

AIM V.I. Government Securities Fund - Series I
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	-3.73%	1,234	2,721	200,000
12/31/95	15.56%	4,724	6,399	200,000
12/31/96	2.29%	7,450	9,312	200,000
12/31/97	8.16%	11,021	13,071	200,000
12/31/98	7.73%	14,795	16,995	200,000
12/31/99	-1.32%	17,137	19,337	200,000
12/31/00	10.12%	21,923	24,123	200,000
12/31/01	6.41%	26,374	28,299	200,000

Alger American Growth Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	12.38%	1,740	3,228	200,000
12/31/93	22.47%	5,745	7,420	200,000
12/31/94	1.45%	8,401	10,263	200,000
12/31/95	36.37%	15,814	17,864	200,000
12/31/96	13.35%	21,110	23,310	200,000
12/31/97	25.75%	30,462	32,662	200,000
12/31/98	48.07%	50,056	52,256	200,000
12/31/99	33.74%	71,279	73,204	200,000
12/31/00	-14.78%	62,569	64,219	200,000
12/31/01	-11.81%	57,129	58,504	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

FirstLine/FirstLine II      228

FIRSTLINE II HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45			Cash Value Accumulation Test
Preferred Risk Class			Death Benefit Option 1
Stated Death Benefit $200,000			Annual Premium $3,750

Alger American Leveraged AllCap Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/96	12.04%	1,730	3,217	200,000
12/31/97	19.68%	5,555	7,230	200,000
12/31/98	57.83%	14,021	15,883	200,000
12/31/99	78.06%	31,355	33,405	200,000
12/31/00	-24.83%	24,778	26,978	200,000
12/31/01	-15.93%	22,580	24,780	200,000

Alger American MidCap Growth Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	-1.54%	1,303	2,790	200,000
12/31/95	44.45%	6,512	8,187	200,000
12/31/96	11.90%	10,350	12,213	200,000
12/31/97	15.01%	15,192	17,242	200,000
12/31/98	30.30%	23,846	26,046	200,000
12/31/99	31.85%	35,660	37,860	200,000
12/31/00	9.18%	41,869	44,069	200,000
12/31/01	-6.52%	41,469	43,394	200,000

Alger American Small Capitalization Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	3.55%	1,462	2,950	200,000
12/31/93	13.28%	4,849	6,524	200,000
12/31/94	-4.38%	6,938	8,800	200,000
12/31/95	44.31%	14,773	16,823	200,000
12/31/96	4.18%	18,115	20,315	200,000
12/31/97	11.39%	23,362	25,562	200,000
12/31/98	15.53%	30,298	32,498	200,000
12/31/99	43.42%	48,361	50,286	200,000
12/31/00	-27.20%	36,502	38,152	200,000
12/31/01	-29.51%	26,949	28,324	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

FirstLine/FirstLine II      229

FIRSTLINE II HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45			Cash Value Accumulation Test
Preferred Risk Class			Death Benefit Option 1
Stated Death Benefit $200,000			Annual Premium $3,750

Fidelity VIP Asset Manager SM Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	11.71%	1,719	3,207	200,000
12/31/93	21.23%	5,641	7,316	200,000
12/31/94	-6.09%	7,515	9,377	200,000
12/31/95	16.96%	12,189	14,239	200,000
12/31/96	14.60%	17,234	19,434	200,000
12/31/97	20.65%	24,461	26,661	200,000
12/31/98	15.05%	31,421	33,621	200,000
12/31/99	11.09%	38,158	40,083	200,000
12/31/00	-3.87%	39,094	40,744	200,000
12/31/01	-4.15%	39,801	41,176	200,000

Fidelity VIP Growth Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	9.32%	1,644	3,132	200,000
12/31/93	19.37%	5,434	7,109	200,000
12/31/94	-0.02%	7,937	9,800	200,000
12/31/95	35.36%	15,054	17,104	200,000
12/31/96	14.71%	20,526	22,726	200,000
12/31/97	23.48%	29,146	31,346	200,000
12/31/98	39.49%	45,172	47,372	200,000
12/31/99	37.44%	66,625	68,550	200,000
12/31/00	-10.96%	61,336	62,986	200,000
12/31/01	-17.67%	52,195	53,570	200,000

Fidelity VIP Index 500 Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/93	9.74%	1,657	3,145	200,000
12/31/94	1.04%	4,303	5,978	200,000
12/31/95	37.19%	10,181	12,043	200,000
12/31/96	22.71%	16,163	18,213	200,000
12/31/97	32.82%	25,641	27,841	200,000
12/31/98	28.31%	36,927	39,127	200,000
12/31/99	20.52%	48,013	50,213	200,000
12/31/00	-9.30%	45,721	47,646	200,000
12/31/01	-12.09%	42,201	43,851	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

FirstLine/FirstLine II      230

FIRSTLINE II HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45			Cash Value Accumulation Test
Preferred Risk Class			Death Benefit Option 1
Stated Death Benefit $200,000			Annual Premium $3,750

Fidelity VIP Money Market Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	3.90%	1,473	2,961	200,000
12/31/93	3.23%	4,251	5,926	200,000
12/31/94	4.25%	7,144	9,007	200,000
12/31/95	5.87%	10,416	12,466	200,000
12/31/96	5.41%	13,785	15,985	200,000
12/31/97	5.51%	17,441	19,641	200,000
12/31/98	5.46%	21,204	23,404	200,000
12/31/99	5.17%	25,284	27,209	200,000
12/31/00	6.30%	29,807	31,457	200,000
12/31/01	4.18%	33,772	35,147	200,000

Fidelity VIP Overseas Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	-10.72%	1,015	2,502	200,000
12/31/93	37.35%	5,699	7,374	200,000
12/31/94	1.72%	8,382	10,245	200,000
12/31/95	9.74%	12,236	14,286	200,000
12/31/96	13.15%	17,037	19,237	200,000
12/31/97	11.56%	22,203	24,403	200,000
12/31/98	12.81%	28,220	30,420	200,000
12/31/99	42.55%	45,099	47,024	200,000
12/31/00	-19.07%	38,180	39,830	200,000
12/31/01	-21.21%	31,661	33,036	200,000

The GCG Trust Fully Managed Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	6.23%	1,547	3,034	200,000
12/31/93	7.59%	4,594	6,269	200,000
12/31/94	-7.27%	6,427	8,289	200,000
12/31/95	20.80%	11,359	13,409	200,000
12/31/96	16.36%	16,576	18,776	200,000
12/31/97	15.27%	22,499	24,699	200,000
12/31/98	5.89%	26,639	28,839	200,000
12/31/99	6.92%	31,539	33,464	200,000
12/31/00	21.97%	42,131	43,781	200,000
12/31/01	9.92%	49,258	50,633	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

FirstLine/FirstLine II      231

FIRSTLINE II HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45			Cash Value Accumulation Test
Preferred Risk Class			Death Benefit Option 1
Stated Death Benefit $200,000			Annual Premium $3,750

The GCG Trust Mid-Cap Growth Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/99	79.05%	3,859	5,346	200,000
12/31/00	8.18%	7,119	8,794	200,000
12/31/01	-23.62%	6,826	8,688	200,000

ING Partners, Inc. ING UBS Tactical Asset Allocation Portfolio - I Class
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit

	This fund is too new for experience to be shown

ING Partners, Inc. ING Van Kampen Comstock Portfolio - I Class
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit

	This fund is too new for experience to be shown

ING Income Shares ING VP Bond Portfolio - Class R Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	10.94%	1,695	3,183	200,000
12/31/96	1.30%	4,358	6,033	200,000
12/31/97	8.30%	7,623	9,486	200,000
12/31/98	8.14%	11,206	13,256	200,000
12/31/99	-0.74%	13,613	15,813	200,000
12/31/00	9.64%	18,036	20,236	200,000
12/31/01	8.75%	22,593	24,793	200,000

ING Variable Portfolios, Inc. ING VP Index Plus Large Cap Portfolio - Class R Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/97	33.89%	2,421	3,908	200,000
12/31/98	31.60%	7,215	8,890	200,000
12/31/99	24.30%	12,615	14,478	200,000
12/31/00	-9.41%	13,504	15,554	200,000
12/31/01	-13.62%	13,493	15,693	200,000

ING Variable Portfolios, Inc. ING VP Index Plus Mid Cap Portfolio - Class R Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/98	24.30%	2,117	3,604	200,000
12/31/99	15.81%	5,756	7,431	200,000
12/31/00	19.91%	10,349	12,211	200,000
12/31/01	-1.32%	12,695	14,745	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

FirstLine/FirstLine II      232

FIRSTLINE II HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45			Cash Value Accumulation Test
Preferred Risk Class			Death Benefit Option 1
Stated Death Benefit $200,000			Annual Premium $3,750

ING Variable Portfolios, Inc. ING VP Index Plus Small Cap Portfolio - Class R Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/98	-1.35%	1,308	2,796	200,000
12/31/99	10.79%	4,528	6,203	200,000
12/31/00	9.82%	7,947	9,810	200,000
12/31/01	2.41%	10,817	12,867	200,000

ING Variable Products Trust ING VP Growth Opportunities Portfolio - Class R Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/01	-38.57%	150	1,637	200,000

ING Variable Products Trust ING VP MagnaCap Portfolio - Class R Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/01	-10.44%	1,024	2,511	200,000

ING Variable Products Trust ING VP MidCap Opportunities Portfolio - Class R Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/01	-32.92%	324	1,812	200,000

ING Variable Products Trust ING VP SmallCap Opportunities Portfolio - Class R Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	21.39%	2,025	3,512	200,000
12/31/96	13.61%	5,505	7,180	200,000
12/31/97	15.81%	9,628	11,491	200,000
12/31/98	17.30%	14,699	16,749	200,000
12/31/99	141.03%	45,166	47,366	200,000
12/31/00	1.09%	48,204	50,404	200,000
12/31/01	-29.15%	35,115	37,315	200,000

INVESCO VIF-Core Equity Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	29.25%	2,274	3,761	200,000
12/31/96	22.28%	6,382	8,057	200,000
12/31/97	28.17%	12,014	13,877	200,000
12/31/98	15.30%	17,147	19,197	200,000
12/31/99	14.84%	22,946	25,146	200,000
12/31/00	4.87%	26,889	29,089	200,000
12/31/01	-8.97%	26,517	28,717	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

FirstLine/FirstLine II      233

FIRSTLINE II HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45			Cash Value Accumulation Test
Preferred Risk Class			Death Benefit Option 1
Stated Death Benefit $200,000			Annual Premium $3,750

INVESCO VIF-Health Sciences Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/98	42.85%	2,705	4,192	200,000
12/31/99	4.86%	5,635	7,310	200,000
12/31/00	30.54%	11,308	13,171	200,000
12/31/01	-12.59%	11,810	13,860	200,000

INVESCO VIF-High Yield Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	19.76%	1,973	3,461	200,000
12/31/96	16.59%	5,642	7,317	200,000
12/31/97	17.33%	9,945	11,807	200,000
12/31/98	1.42%	12,706	14,756	200,000
12/31/99	9.20%	16,863	19,063	200,000
12/31/00	-11.68%	16,887	19,087	200,000
12/31/01	-14.93%	16,131	18,331	200,000

INVESCO VIF-Small Company Growth Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/98	16.38%	1,867	3,354	200,000
12/31/99	91.06%	10,354	12,029	200,000
12/31/00	-14.98%	10,583	12,446	200,000
12/31/01	-18.54%	10,258	12,308	200,000

INVESCO VIF-Total Return Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	22.79%	2,069	3,557	200,000
12/31/96	12.18%	5,459	7,134	200,000
12/31/97	22.91%	10,301	12,163	200,000
12/31/98	9.56%	14,305	16,355	200,000
12/31/99	-3.40%	16,161	18,361	200,000
12/31/00	-2.17%	18,298	20,498	200,000
12/31/01	-1.47%	20,481	22,681	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

FirstLine/FirstLine II      234

FIRSTLINE II HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45			Cash Value Accumulation Test
Preferred Risk Class			Death Benefit Option 1
Stated Death Benefit $200,000			Annual Premium $3,750

INVESCO VIF-Utilities Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	9.08%	1,636	3,124	200,000
12/31/96	12.76%	5,013	6,688	200,000
12/31/97	23.41%	9,803	11,665	200,000
12/31/98	25.48%	16,110	18,160	200,000
12/31/99	19.13%	22,669	24,869	200,000
12/31/00	5.28%	26,714	28,914	200,000
12/31/01	-32.41%	18,906	21,106	200,000

Janus Aspen Aggressive Growth Portfolio Service Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	16.19%	1,861	3,348	200,000
12/31/95	27.28%	6,203	7,878	200,000
12/31/96	7.33%	9,506	11,368	200,000
12/31/97	12.29%	13,832	15,882	200,000
12/31/98	33.33%	22,655	24,855	200,000
12/31/99	1.22%	25,571	27,771	200,000
12/31/00	-31.78%	18,329	20,529	200,000
12/31/01	-39.59%	11,795	13,720	200,000

Janus Aspen Growth Portfolio Service Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	2.58%	1,432	2,919	200,000
12/31/95	29.92%	5,819	7,494	200,000
12/31/96	17.73%	10,194	12,056	200,000
12/31/97	21.84%	16,047	18,097	200,000
12/31/98	34.71%	25,888	28,088	200,000
12/31/99	42.50%	41,651	43,851	200,000
12/31/00	-14.75%	37,209	39,409	200,000
12/31/01	-24.90%	29,364	31,289	200,000

Janus Aspen International Growth Portfolio Service Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	23.15%	2,081	3,568	200,000
12/31/96	34.07%	6,935	8,610	200,000
12/31/97	17.22%	11,442	13,305	200,000
12/31/98	16.14%	16,628	18,678	200,000
12/31/99	78.93%	36,279	38,479	200,000
12/31/00	-16.14%	32,125	34,325	200,000
12/31/01	-23.43%	25,889	28,089	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

FirstLine/FirstLine II      235

FIRSTLINE II HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45			Cash Value Accumulation Test
Preferred Risk Class			Death Benefit Option 1
Stated Death Benefit $200,000			Annual Premium $3,750

Janus Aspen Worldwide Growth Portfolio Service Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/94	1.47%	1,397	2,885	200,000
12/31/95	27.25%	5,614	7,289	200,000
12/31/96	28.21%	11,039	12,901	200,000
12/31/97	20.90%	16,922	18,972	200,000
12/31/98	27.13%	25,393	27,593	200,000
12/31/99	62.98%	47,214	49,414	200,000
12/31/00	-15.99%	41,288	43,488	200,000
12/31/01	-22.62%	33,473	35,398	200,000

Neuberger Berman AMT Growth Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	9.54%	1,651	3,138	200,000
12/31/93	6.79%	4,656	6,331	200,000
12/31/94	-4.99%	6,697	8,560	200,000
12/31/95	31.73%	12,959	15,009	200,000
12/31/96	9.14%	17,128	19,328	200,000
12/31/97	29.01%	26,201	28,401	200,000
12/31/98	15.53%	33,566	35,766	200,000
12/31/99	50.40%	55,735	57,660	200,000
12/31/00	-11.66%	51,241	52,891	200,000
12/31/01	-30.36%	36,846	38,221	200,000

Neuberger Berman AMT Limited Maturity Bond Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	5.18%	1,514	3,001	200,000
12/31/93	6.63%	4,500	6,175	200,000
12/31/94	-0.15%	6,996	8,859	200,000
12/31/95	10.94%	10,866	12,916	200,000
12/31/96	4.31%	14,082	16,282	200,000
12/31/97	6.74%	17,989	20,189	200,000
12/31/98	4.39%	21,533	23,733	200,000
12/31/99	1.48%	24,646	26,571	200,000
12/31/00	6.78%	29,272	30,922	200,000
12/31/01	8.78%	34,768	36,143	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

FirstLine/FirstLine II      236

FIRSTLINE II HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45			Cash Value Accumulation Test
Preferred Risk Class			Death Benefit Option 1
Stated Death Benefit $200,000			Annual Premium $3,750

Neuberger Berman AMT Partners Portfolio
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/95	36.47%	2,502	3,990	200,000
12/31/96	29.57%	7,178	8,853	200,000
12/31/97	31.25%	13,398	15,260	200,000
12/31/98	4.21%	16,703	18,753	200,000
12/31/99	7.37%	20,812	23,012	200,000
12/31/00	0.70%	23,577	25,777	200,000
12/31/01	-2.83%	25,273	27,473	200,000

Pioneer Mid Cap Value VCT Portfolio - Class I Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/96	15.03%	1,824	3,312	200,000
12/31/97	24.69%	5,990	7,665	200,000
12/31/98	-4.02%	8,062	9,925	200,000
12/31/99	13.13%	12,328	14,378	200,000
12/31/00	18.00%	17,985	20,185	200,000
12/31/01	6.49%	22,082	24,282	200,000

Pioneer Small Cap Value VCT Portfolio - Class I Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/01	-31.68%	362	1,850	200,000

Putnam VT Growth and Income Fund - Class IB Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/99	-1.47%	1,305	2,792	200,000
12/31/00	7.92%	4,355	6,030	200,000
12/31/01	-6.39%	6,285	8,148	200,000

Putnam VT New Opportunities Fund - Class IB Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/99	69.10%	3,541	5,028	200,000
12/31/00	-26.20%	3,991	5,666	200,000
12/31/01	-30.14%	3,882	5,745	200,000

Putnam VT Small Cap Value Fund - Class IB Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/00	24.44%	2,121	3,609	200,000
12/31/01	18.13%	5,917	7,592	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

FirstLine/FirstLine II      237

FIRSTLINE II HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45			Cash Value Accumulation Test
Preferred Risk Class			Death Benefit Option 1
Stated Death Benefit $200,000			Annual Premium $3,750

Putnam VT Voyager Fund - Class IB Shares
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/99	58.01%	3,187	4,675	200,000
12/31/00	-16.54%	4,479	6,154	200,000
12/31/01	-22.41%	4,929	6,792	200,000

Van Eck Worldwide Bond Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	-5.25%	1,186	2,674	200,000
12/31/93	7.79%	4,220	5,895	200,000
12/31/94	-1.32%	6,613	8,476	200,000
12/31/95	17.30%	11,178	13,228	200,000
12/31/96	2.53%	14,117	16,317	200,000
12/31/97	2.38%	17,185	19,385	200,000
12/31/98	12.75%	22,564	24,764	200,000
12/31/99	-7.82%	23,117	25,042	200,000
12/31/00	1.88%	26,276	27,926	200,000
12/31/01	-5.11%	27,245	28,620	200,000

Van Eck Worldwide Emerging Markets Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/96	26.82%	2,197	3,684	200,000
12/31/97	-11.61%	3,989	5,664	200,000
12/31/98	-34.15%	3,533	5,396	200,000
12/31/99	100.28%	14,663	16,713	200,000
12/31/00	-41.87%	8,930	11,130	200,000
12/31/01	-1.69%	11,319	13,519	200,000

Van Eck Worldwide Hard Assets Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/92	-4.09%	1,223	2,710	200,000
12/31/93	64.83%	7,591	9,266	200,000
12/31/94	-4.78%	9,498	11,361	200,000
12/31/95	10.99%	13,636	15,686	200,000
12/31/96	18.04%	19,530	21,730	200,000
12/31/97	-1.67%	21,705	23,905	200,000
12/31/98	-30.93%	15,929	18,129	200,000
12/31/99	21.00%	23,087	25,012	200,000
12/31/00	11.41%	28,902	30,552	200,000
12/31/01	-10.45%	27,952	29,327	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

FirstLine/FirstLine II      238

FIRSTLINE II HYPOTHETICAL ILLUSTRATIONS (continued)
Tobacco Non-user Male Age 45			Cash Value Accumulation Test
Preferred Risk Class			Death Benefit Option 1
Stated Death Benefit $200,000			Annual Premium $3,750

Van Eck Worldwide Real Estate Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/98	-11.35%	995	2,483	200,000
12/31/99	-2.01%	3,468	5,143	200,000
12/31/00	18.71%	7,519	9,381	200,000
12/31/01	5.34%	10,744	12,794	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

FirstLine/FirstLine II      239

M Funds Supplement
Dated May 1, 2002, to
The Prospectus dated May 1, 2002, for
FIRSTLINE and FIRSTLINE II
VARIABLE UNIVERSAL LIFE
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
issued by
Security Life of Denver Insurance Company
and
Security Life Separate Account L1

This Supplement adds certain information contained in your Prospectus dated May 1, 2002. Please read it carefully and keep it with your Prospectus for future reference.

Investment Portfolios. Five additional investment portfolios are available under your Policy: Brandes International Equity Fund; Business Opportunity Value Fund, Clifton Enhanced U. S. Equity Fund; Frontier Capital Appreciation Fund; and Turner Core Growth Fund. For a more complete description of the portfolios' investments, risks, costs and expenses, please see the accompanying prospectus for each portfolio.

* * * * * * * * * * * * * * * * *

The following information is added to the "Investment Portfolio Annual Expenses" on pages
7 - 8, the "Investment Portfolio Objectives" on pages 15 - 23 and Appendix C, "Hypothetical Illustrations" on pages 216 - 239:

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Total Portfolio Expenses	Fees and Expenses Waived or Reimbursed	Total Net Portfolio Expenses
M Fund, Inc.
Brandes International Equity Fund	0.75%	N/A	0.27%	1.02%	0.01%	1.01%
Business Opportunity Value Fund	0.65%	N/A	0.54%	1.19%	0.29%	0.90%
Clifton Enhanced U. S. Equity Fund	0.38%	N/A	0.40%	0.78%	0.14%	0.64%
Frontier Capital Appreciation Fund	0.90%	N/A	0.25%	1.15%	0.00%	1.15%
Turner Core Growth Fund	0.45%	N/A	0.45%	0.90%	0.20%	0.70%

INVESTMENT PORTFOLIO OBJECTIVES
Variable Investment Option	Investment Company/ Adviser/ Manager/ Sub-Adviser	Investment Objective
Brandes International Equity Fund	Investment Company: M Fund, Inc. Investment Adviser: M Financial Investment Advisers, Inc. Sub-Adviser: Brandes Investment Partners, LP	Seeks to provide long-term capital appreciation through investing mainly in equity securities of foreign issuers, including common stocks, preferred stocks and securities that are convertible into common stocks.
Business Opportunity Value Fund	Investment Company: M Fund, Inc. Investment Adviser: M Financial Investment Advisers, Inc. Sub-Adviser: Iridian Asset Management LLC	Seeks to provide long-term capital appreciation through investing primarily in equity securities of U.S. issuers in the large-to-medium-capitalization segments of the U.S. stock market.
Clifton Enhanced U. S. Equity Fund	Investment Company: M Fund, Inc. Investment Adviser: M Financial Investment Advisers, Inc. Sub-Adviser: The Clifton Group	Seeks to provide above-market total return through investing in futures contracts on the Standard & Poor's 500 Composite Stock Price Index with the goal of earning a return equal to the Index. Since Futures Contracts do not require cash outlays, all of the Fund's assets are invested in a "cash" portfolio of high quality debt instruments designed to add small incremental return above that of the Index (and to meet margin requirements).
Frontier Capital Appreciation Fund	Investment Company: M Fund, Inc. Investment Adviser: M Financial Investment Advisers, Inc. Sub-Adviser: Frontier Capital Management Company, LLC	Seeks to provide maximum capital appreciation through investing in common stock of U. S. companies of all sizes with emphasis on stocks of companies with capitalizations that are consistent of those companies found in the Russell 2500.
Turner Core Growth Fund	Investment Company: M Fund, Inc. Investment Adviser: M Financial Investment Advisers, Inc. Sub-Adviser: Turner Investment Partners, Inc.	Seeks to provide long-term capital appreciation through investing mainly in common stocks of U.S. companies that show strong earnings growth potential.

Appendix C

FIRSTLINE HYPOTHETICAL ILLUSTRATIONS

M Fund, Inc. Brandes international Equity Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/97	2.26%	1,447	2,935	200,000
12/31/98	15.37%	4,876	6,551	200,000
12/31/99	47.86%	11,776	13,638	200,000
12/31/00	4.88%	14,956	17,006	200,000
12/31/01	-12.77%	14,745	16,945	200,000

M Fund, Inc. Business Opportunity Value Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit

	This fund is too new for experience to be shown

M Fund, Inc. Clifton Enhanced U. S. Equity Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/97	32.68%	2,412	3,899	200,000
12/31/98	23.69%	6,564	8,239	200,000
12/31/99	26.07%	11,813	13,676	200,000
12/31/00	-9.96%	12,526	14,576	200,000
12/31/01	-13.02%	12,588	14,788	200,000

M Fund, Inc. Frontier Capital Appreciation Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/97	22.13%	2,077	3,564	200,000
12/31/98	1.68%	4,691	6,366	200,000
12/31/99	44.17%	11,157	13,019	200,000
12/31/00	7.66%	14,754	16,804	200,000
12/31/01	-1.00%	16,891	19,091	200,000

M Fund, Inc. Turner Core Growth Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/97	28.32%	2,273	3,761	200,000
12/31/98	34.56%	7,138	8,813	200,000
12/31/99	40.11%	14,192	16,054	200,000
12/31/00	-11.15%	14,434	16,484	200,000
12/31/01	-23.60%	12,192	14,392	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

* * * * * * * * * * * * * * * * *

FIRSTLINE II HYPOTHETICAL ILLUSTRATIONS

M Fund, Inc. Brandes international Equity Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/97	2.26%	1,422	2,909	200,000
12/31/98	15.37%	4,929	6,604	200,000
12/31/99	47.86%	12,069	13,932	200,000
12/31/00	4.88%	15,439	17,489	200,000
12/31/01	-12.77%	15,332	17,532	200,000

M Fund, Inc. Business Opportunity Value Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit

	This fund is too new for experience to be shown

M Fund, Inc. Clifton Enhanced U. S. Equity Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/97	32.68%	2,382	3,870	200,000
12/31/98	23.69%	6,612	8,287	200,000
12/31/99	26.07%	12,070	13,932	200,000
12/31/00	-9.96%	12,919	14,969	200,000
12/31/01	-13.02%	13,098	15,298	200,000

M Fund, Inc. Frontier Capital Appreciation Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/97	22.13%	2,048	3,536	200,000
12/31/98	1.68%	4,739	6,414	200,000
12/31/99	44.17%	11,439	13,302	200,000
12/31/00	7.66%	15,236	17,286	200,000
12/31/01	-1.00%	17,544	19,744	200,000

M Fund, Inc. Turner Core Growth Fund
Year Ended:	Annual Total Return*	Cash Surrender Value	Account Value	Death Benefit
12/31/97	28.32%	2,244	3,732	200,000
12/31/98	34.56%	7,187	8,862	200,000
12/31/99	40.11%	14,467	16,330	200,000
12/31/00	-11.15%	14,838	16,888	200,000
12/31/01	-23.60%	12,657	14,857	200,000

The assumptions underlying these values are described in Performance Information, page 215.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

* * * * * * * * * * * * * * * * *

PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

UNDERTAKING REGARDING INDEMNIFICATION

Security Life of Denver's (the "corporation") Certificate of Incorporation and bylaws provide that the corporation shall have every power and duty of indemnification of directors, officers, employees and agents, without limitation, provided by the laws of the state of Colorado. Under Colorado law, the corporation has the power to indemnify such persons against expense, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed action, suit or proceeding, if such person acted in good faith and in a manner which that person reasonably believed to be in or not opposed to the best interest of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In the case of actions by or in the right of the corporation, such indemnification cannot be made where such person is adjudged liable to the corporation, except pursuant to a court order. The corporation is required to indemnify directors, officers, employees and agents against expenses actually and reasonably incurred in connection with actions where such persons have been successful on the merits or otherwise in defense of such actions.

Consistent with applicable law, the corporation's bylaws provide as follows:

Section 1. Non-Derivative Actions. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director, member of a committee appointed by the Board of Directors, officer, salaried employee, or fiduciary of the corporation or is or was serving at the request of the corporation (whether or not as a representative of the corporation) as a director, officer, employee, (for example, acting in a fiduciary capacity for welfare benefit plans including but not limited to Employees' Retirement Plan, Savings Incentive Plan, Group Medical Plan, Prescription Drug Program, Group Term Life Insurance, Group Dental Plan, Travel Accident Plan or Deferred Compensation Plan, et al.), or fiduciary of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorney fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to in the best interest of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent shall not of Itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in the best interests of the corporation and, with respect to any original criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 2. Derivative Actions. The corporation shall indemnify any person who was or is a party or is a party to or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, member of a committee appointed by the Board of Directors, officer, salaried employee, or fiduciary of the corporation or is or was serving at the request of the corporation (whether or not as a representative of the corporation) as a director, officer, employee, (for example, acting in a fiduciary capacity for welfare benefit plans including but not limited to Employees' Retirement Plan, Savings Incentive Plan, Group Medical Plan, Prescription Drug Program, Group Term Life Insurance, Group Dental Plan, Travel Accident Plan or Deferred Compensation Plan, et al.), or fiduciary of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorney fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed, to be in the best interests or the corporation; but no indemnification shall be made in respect of any claim, issue, or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view or all circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

Section 3. Expenses. To the extent that a director, member of a committee appointed by the Board of Directors, officer, salaried employee, or fiduciary of the corporation shall be successful on the merits in defense of any action, suit, or proceeding referred to in Section 1 or Section 2 of this Article VIII or in defense of any claim, issue, or matter therein, he shall be indemnified by the corporation against expenses (including attorney fees) actually and reasonably incurred by him in connection therewith.

Section 4. Authorization. Any indemnification under Section 1 or Section 2 of this Article VIII (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, member of a committee appointed by the Board of Directors, officer, salaried employee, or fiduciary is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 1 or Section 2. Such determination shall be made by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or, if such a quorum is not obtainable or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the Stockholder.

Section 5. Advance Payment of Expenses. Expenses (including attorney fees) incurred in defending a civil or criminal action, suit, or proceeding may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized in Section 4 Of this Article VIII upon receipt of an undertaking by or on behalf of the director, member of a committee appointed by the Board of Directors, officer, salaried employee, or fiduciary to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the corporation as authorized in this Article VIII.

Section 6. Non-Exclusivity and Continuance. The indemnification provided by this Article VIII shall not be deemed exclusive of any other rights to which any person indemnified may be entitled under the Articles of Incorporation, any agreement, insurance policy, vote of the Stockholder or disinterested directors, or otherwise, and any procedure provided for by any of the foregoing, both as to action in his official capacity and as to action in another capacity while holding such office. Any indemnity otherwise payable under this Article VIII on account of any specific loss or expense shall be reduced by the amount of any insurance proceeds paid or payable to the person to be indemnified on account of the same loss or expense if such insurance is provided by the corporation or any of its affiliates. The indemnification provided by this Article VIII shall continue as to a person who has ceased to be a director, member of a committee appointed by the Board of Directors, officer, salaried employee, or fiduciary with regard to acts or omissions of such person occurring or alleged to have occurred while the person was so engaged, and shall inure to the benefit of heirs, executors, and administrators of such a person.

Section 7. Application of this Article. The provisions of this Article VIII shall apply to all actions, suits or proceedings described in Section 1 or Section 2 arising or alleged to arise out of any acts or omissions on the part of any person referred to in Section 1 or Section 2 occurring or alleged to occur prior to the adoption of this Article VIII or at any time while it remains in force.

Section 8. Exclusions. No indemnification is provided under this Article VIII for unsalaried persons under contract with the corporation in sales-capacities such as General Agents, Agents and Brokers. Except as expressly provided in this Article VIII, no indemnity is provided for persons performing services to the corporation as independent contractors.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered. the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

UNDERTAKING REQUIRED BY SECTION 26(e)(2)(A) OF THE INVESTMENT
COMPANY ACT OF 1940, AS AMENDED

Security Life of Denver Insurance Company represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

Contents of Registration Statement

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-Reference table.

The FirstLine and FirstLine II prospectus.

A Supplement

The undertaking to file reports.

The undertaking regarding indemnification.

The undertaking required by Section 26(e)2(A) of the Investment Company Act of 1940, as amended.

The signatures.

Written consents of the following persons:
Kimberly J. Smith (See Exhibit 2.).
Lawrence D. Taylor (See Exhibit 6.).
Ernst & Young LLP (See Exhibit 7.).

The following exhibits:

1.A	(1)	Resolution of the Executive Committee of the Board of Directors of Security Life of Denver Insurance Company ("Security Life of Denver") authorizing the establishment of the Registrant.[6]
	(2)	Not Applicable.
	(3)	(a)	Security Life of Denver Distribution Agreement. [6]
			(i)	Amendment to Security Life of Denver Insurance Company Distribution Agreement.[18]
			(ii)	Amendment to Security Life of Denver Insurance Company Distribution Agreement.[8]
			(iii)	Amendment to Security Life of Denver Insurance Company Distribution Agreement.[12]
			(iv)	Amendment to Security Life of Denver Insurance Company Distribution Agreement.[15]
			(v)	Amendment to Security Life of Denver Insurance Company Distribution Agreement.
			(vi)	First Amendment to Security Life of Denver Insurance Company Distribution Agreement.
		(b)	Specimen Broker/Dealer Supervisory and Selling Agreement for Variable Contracts with Compensation Schedule. [5]
			(i)	Broker/Dealer Supervisory and Selling Agreement for Variable Contracts with Paine Webber Incorporated.[1]
			(ii)	Compensation Schedule.[11]
			(iii)	Compensation Schedule K.[15]
		(c)	Commission Schedule for Policies. [5]
		(d)	Specimen Master Sales and Supervisory Agreement with Compensation Schedule.[11]
	(4)	Not Applicable.
	(5)	(a)	Specimen Variable Universal Life Insurance Policy (Form No. 1195 (VUL)-5/97). [1]
			(i)	Specimen Variable Universal Life Policy issued in Massachusetts (Form No. 1195 (VUL)-MA-5/97).[1]
			(ii)	Specimen Variable Universal Life Policy issued in Maryland. (Form No. 1195 (VUL)-MA-5/97).[1]
			(iii)	Specimen Variable Universal Life Policy issued in Texas. (Form No. 1195 (VUL)-MA-5/97).[1]
			(iv)	Specimen Variable Universal Life Insurance Policy (Form No. 2500 (VUL)-7/97).[2]
			(v)	Specimen Variable Universal Life Insurance Policy (Form No. 2502 (VUL)-6/98).[15]
		(b)	Adjustable Term Insurance Rider (Form No. R2000-3/96).[1]
		(c)	Right to Exchange Rider (Form No. R-1504).[9]
		(d)	Waiver of Cost of Insurance Rider (Form No. R-1505).[9]
		(e)	Waiver of Specified Premium Total Disability Rider (Form No. R-1506).[9]
		(f)	Aviation Exclusion Rider (Form No. S-9622).[9]
		(g)	Additional Insured Rider (Form No. R-2002).[9]
		(h)	Continuation of Coverage After Age 100 Endorsement.[11]
	(6)	(a)	Security Life of Denver's Restated Articles of Incorporation.[6]
		(b-g)	Amendments to Articles of Incorporation through June 12, 1987.[6]
		(h)	Security Life of Denver's By-Laws.[6]
			(i)	Bylaws of Security Life of Denver Insurance Company (Restated with Amendments through September 30, 1997). [4]
		(i)	Amendments to Articles of Incorporation through November 12, 2001.
	(7)	Not Applicable.
	(8)	(a)	(i)	Participation Agreement by and among AIM Variable Insurance Funds, Inc., Life Insurance Company, on Behalf of Itself and its Separate Accounts and Name of Underwriter of Variable Contracts and Policies. [5]
			(ii)	Sales Agreement by and among The Alger American Fund, Fred Alger Management, Inc., and Security Life of Denver Insurance Company.[6]
			(iii)	Sales Agreement by and among Neuberger & Berman Advisers Management Trust, Neuberger & Berman Management Incorporated, and Security Life of Denver Insurance Company.[6]
			(iv)	Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company. [6]
			(v)	Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.[6]
			(vi)	Participation Agreement among INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc., and Security Life of Denver Insurance Company.[6]
			(vii)	Participation Agreement between Van Eck Investment Trust and the Trust's investment adviser, Van Eck Associates Corporation, and Security Life of Denver Insurance Company.[6]
			(viii)	Participation Agreement among Security Life of Denver Insurance Company, The GCG Trust and Directed Services, Inc.
			(ix)	Participation Agreement among M Fund, Inc., M Financial Advisers, Inc. and Security Life of Denver Insurance Company.[15]
			(x)	Participation Agreement among Security Life of Denver Insurance Company, Pilgrim Variable Products Trust and ING Pilgrim Securities, Inc..
			(xi)	Participation Agreement among Security Life of Denver Insurance Company and Southland Life Insurance Company, Putnam Variable Trust and Putnam Retail Management, Inc.[16]
			(xii)	Form of Participation Agreement among Security Life of Denver Insurance Company, ING Variable Partners, Inc., Aetna Life Insurance and Annuity Company, and ING Financial Advisers, LLC.
			(xiii)	Form of Participation Agreement among Security Life of Denver Insurance Company, ING Income Shares, Inc., ING Variable Portfolios, Inc. and Aeltus Investment Management, Inc.
			(xiv)	Form of Participation Agreement among Security Life of Denver Insurance Company, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc.
		(b)	(i)	First Amendment to Fund Participation Agreement between Security Life of Denver, Van Eck Investment Trust and Van Eck Associates Corporation. [5]
			(ii)	Second Amendment to Fund Participation Agreement between Security Life of Denver, Van Eck Worldwide Insurance Trust and Van Eck Associates Corporation.[5]
			(iii)	Assignment and Modification Agreement between Neuberger & Berman Advisers Management Trust, Neuberger & Berman Management Incorporated, Neuberger & Berman Advisers Management Trust, Advisers Managers Trust and Security Life of Denver Insurance Company. [5]
			(iv)	First Amendment to Sales Agreement by and among The Alger American Fund, Fred Alger Management, Inc., Security Life of Denver Insurance Company.[6]
			(v)	First Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.[6]
			(vi)	Second Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.[6]
			(vii)	First Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.[6]
			(viii)	Second Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.[6]
			(ix)	First Amendment to Participation Agreement among Security Life of Denver Insurance Company, INVESCO Variable Investment Funds, Inc. and INVESCO Funds Group, Inc.[6]
			(x)	Third Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.[9]
			(xi)	Third Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.[9]
			(xii)	Fourth Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.
			(xiii)	Fourth Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.
			(xiv)	Amendment No. 2 to Participation Agreement among AIM Variable Insurance Funds, Inc., Security Life of Denver Insurance Company and ING America Equities, Inc.
			(xv)	Fourth Amendment to Participation Agreement among Security Life of Denver Insurance Company, INVESCO Investment Funds, Inc. and INVESCO Funds Group, Inc.[6]
			(xvi)	Amendment No. 3 to Participation Agreement among AIM Variable Insurance Funds, Inc., Security Life of Denver Insurance Company and ING America Equities, Inc.[6]
			(xvii)	Fifth Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.[6]
			(xviii)	Fifth Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.[6]
			(xix)	Amendment No. 4 to Participation Agreement among AIM Variable Insurance Funds, Inc., Security Life of Denver Insurance Company and ING America Equities, Inc.[10]
			(xx)	Sixth Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.
			(xxi)	Sixth Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.
			(xxii)	Fifth Amendment to Participation Agreement among Security Life of Denver Insurance Company, INVESCO Variable Investment Funds, Inc. and INVESCO Funds Group, Inc.[10]
			(xxiii)	Seventh Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.[11]
			(xxiv)	Seventh Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.[14]
			(xxv)	Eighth Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.[14]
			(xxvi)	Addendum to Fund Participation Agreement among Security Life of Denver Insurance Company, Neuberger Berman Advisers Management Trust, Advisers Managers Trust and Neuberger Berman Management Inc.[14]
			(xxvii)	Fund Participation Agreement between Janus Aspen Series and Security Life of Denver Insurance Company.[14]
			(xxviii)	Amendment to Janus Aspen Series Fund Participation Agreement.[12]
			(xxix)	Amendment No. 5 to Participation Agreement among AIM Variable Insurance Funds, Inc., Security Life of Denver Insurance Company and ING America Equities, Inc.[12]
			(xxx)	Amendment to Participation Agreement among Security Life of Denver Insurance Company, The GCG Trust and Directed Services, Inc.[12]
			(xxxi)	Sixth Amendment to Participation Agreement among Security Life of Denver Insurance Company, INVESCO Variable Investment Funds, Inc. and INVESCO Funds Group, Inc.
			(xxxii)	Eighth Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.[15]
			(xxxiii)	Ninth Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.[15]
			(xxxiv)	Amendment to Participation Agreement among M Fund, Inc., M Financial Advisers, Inc. and Security Life of Denver Insurance Company.[15]
			(xxxv)	Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.[16]
			(xxxvi)	Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.[16]
			(xxxvii)	Form of Amendment to Participation Agreement among Security Life of Denver Insurance Company, The GCG Trust and Directed Services, Inc.[15]
			(xxxviii)	Amendment to Participation Agreement among M Fund, Inc., M Financial Advisers, Inc. and Security Life of Denver Insurance Company.[15]
			(xxxix)	Second Amendment to Participation Agreement among Security Life of Denver Insurance Company, INVESCO Variable Investment Funds, Inc. and INVESCO Funds Group, Inc.
			(xxxx)	Third Amendment to Participation Agreement among Security Life of Denver Insurance Company, INVESCO Variable Investment Funds, Inc. and INVESCO Funds Group, Inc.
			(xxxxi)	Amendment No. 1 to Participation Agreement among AIM Variable Insurance Funds, Inc., Security Life of Denver Insurance Company and ING America Equities, Inc.
			(xxxxii)	Amendment to Sales Agreement by and among The Alger American Fund, Fred Alger Management, Inc., Security Life of Denver Insurance Company.
			(xxxxiii)	Addendum to Alger Sales Agreement.[6]
			(xxxxiv)	Amendment No. 6 to Participation Agreement among AIM Variable Insurance Funds, Inc., Security Life of Denver Insurance Company and ING America Equities, Inc.[17]
			(xxxxv)	Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.[17]
			(xxxxvi)	Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.[17]
			(xxxxvii)	Seventh Amendment to Participation Agreement among Security Life of Denver Insurance Company, INVESCO Variable Investment Funds, Inc. and INVESCO Funds Group, Inc.[17]
			(xxxxviii)	Amendment to Janus Aspen Series Fund Participation Agreement.[17]
			(xxxxix)	Amendment to Participation Agreement among Security Life of Denver Insurance Company, Pilgrim Variable Products Trust and ING Pilgrim Securities, Inc.[17]
			(l)	Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.
			(li)	Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.
			(lii)	Amendment to Participation Agreement among M Fund, Inc., M Financial Advisers, Inc. and Security Life of Denver Insurance Company.
			(liii)	Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.
		(c)	(i)	Service Agreement between Fred Alger Management, Inc. and Security Life of Denver Insurance Company.[6]
			(ii)	Expense Allocation Agreement between A I M Advisors, Inc., AIM Distributors, Inc. and Security Life of Denver.[9]
a. Amendment No. 1 to Expense Allocation Agreement between A I M Advisors, Inc., A I M Distributors, Inc. and Security Life of Denver.[17]
			(iii)	Service Agreement between INVESCO Funds Group, Inc. and Security Life of Denver Insurance Company.[9]
a. First Amendment to Service Agreement between Security Life of Denver Insurance Company and INVESCO Funds Group, Inc.
b. Amendment to Service Agreement between Security Life of Denver Insurance Company and INVESCO Funds Group, Inc.
			(iv)	Service Agreement between Neuberger & Berman Management Incorporated and Security Life of Denver Insurance Company.[9]
			(v)	Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and Security Life of Denver Insurance Company.
			(vi)	Side Letter between Van Eck Worldwide Insurance Trust and Security Life of Denver.[9]
			(vii)	Distribution and Shareholder Services Agreement between Janus Distributors, Inc. and Security Life of Denver Insurance Company.
			(viii)	Administrative and Shareholder Service Agreement between Directed Services, Inc. and Security Life of Denver Insurance Company.[15]
			(ix)	Administrative and Shareholder Service Agreement between ING Pilgrim Group, LLC and Security Life of Denver Insurance Company.[17]
			(x)	Letter of Agreement between Security Life of Denver and Janus Capital Corporation.[17]
		(d)	Administrative Services Agreement between Security Life of Denver and Financial Administrative Services Corporation.[6]
		(e)	Amendment to Administrative Services Agreement between Security Life of Denver and Financial Administrative Services Corporation.[6]
	(9)	Not Applicable.
	(10)	(a)	Specimen Variable Life Insurance Application (Form No. Q-2006-9/97).[2]
			(i)	Variable Life Application Insert.[7]
			(ii)	Binding Limited Life Insurance Coverage Form.[9]
			(iii)	Automatic Telephone Privileges Sticker.[9]
			(iv)	Variable Life Application Insert.[11]
			(v)	Investment Feature Selection Form (Form No. V-153-00 rev.5/1/02).
			(vi)	Investment Feature Selection Form (Form No. V-174-01 rev.5/1/02).
			(vii)	Investment Feature Selection Form (Form No. V-121-00 rev.5/1/01).[15]
		(b)	Specimen Variable Life Insurance Application (Form No. Q-1155-98).[3]
		(c)	Specimen Application for Life Insurance Fixed and Variable Products (Form No. 110945).
	(11)	Issuance, Transfer and Redemption Procedures Memorandum.[15]

2.	Opinion and Consent of Kimberly J. Smith as to securities being registered.

3.	Not Applicable.

4.	Not Applicable.

5.	Not Applicable.

6.	Opinion and Consent of Lawrence D. Taylor.

7.	Consent of Ernst & Young LLP.

8.	Powers of Attorney.[19]

_______________

[1]	Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on April 30, 1997 (File No. 33-88148).

[2]	To be used on or before May 1, 1998.

[3]	To be used on or before May 1, 1998, where Exhibit 1.A(10)(a)(i) has not been approved.

[4]	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on October 29, 1997 (File No. 33-74190).

[5]	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on March 2, 1998 (File No. 33-74190).

[6]	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on April 27, 1998 (File No. 33-74190).

[7]	Incorporated herein by reference to the Post-Effective Amendment No. 10 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on April 23, 1999 (File No. 33-74190).

[8]	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on December 3, 1999 (File No. 333-90577).

[9]	Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on April 29, 1999 (File No. 33-74190).

[10]	Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on February 29, 2000 (File No. 333-72753).

[11]	Incorporated herein by reference to the Post-Effective Amendment No. 12 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on April 25, 2000 (File No. 33-74190).

[12]	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on January 30, 2001 (File No. 333-50278).

[13]	Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on February 2, 2000 (File No. 333-90577).

[14]	Incorporated herein by reference to the Post-Effective Amendment No. 13 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on October 13, 2000 (File No. 33-74190).

[15]	Incorporated herein by reference to the Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on April 19, 2001 (File No. 33-74190).

[16]	Incorporated herein by reference to the Form S-6 Initial Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on November 15, 2001 (File No. 333-73464).

[17]	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on December 19, 2001 (File No. 333-73464).

[18]	Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form S-6 Initial Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on May 10, 1999 (File No. 333-72753).

[19]	Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form S-2 Registration Statement of ING Life Insurance and Annuity Company, as filed with the Securities and Exchange Commission on April 5, 2002 (File No. 333-60016).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Security Life of Denver Insurance Company and the Registrant, Security Life Separate Account L1, certify that they meet all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under Securities Act of 1933 and have duly caused this Post-Effective Amendment No. 15 to the Registration Statement to be signed on their behalf by the undersigned, hereunto duly authorized, and their seal to be hereunto fixed and attested, all in the City and County of Denver and the State of Colorado on the 8th day of April, 2002.

SECURITY LIFE OF DENVER INSURANCE COMPANY
(Depositor)

BY:	/s/ Chris D. Schreier*
Chris D. Schreier
President

SECURITY LIFE SEPARATE ACCOUNT L1
(Registrant)

BY:	/s/ Chris D. Schreier*
Chris D. Schreier
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 to the Registration Statement has been signed below by the following persons in the capacities with Security Life of Denver Insurance Company and on the date indicated.

/s/ Chris D. Schreier*
Chris D. Schreier
President

/s/ Robert C. Salipante*
Robert C. Salipante
Chief Executive Officer, Director

/s/ Wayne R. Huneke*
Wayne R. Huneke
Chief Financial Officer, Director

/s/ Thomas J. McInerney*
Thomas J. McInerney, Director

/s/ P. Randall Lowery*
P. Randall Lowery, Director

/s/ Mark A. Tullis*
Mark A. Tullis, Director

/s/ David Wheat*
David Wheat, Chief Accounting Officer

* BY:	/s/ J. Neil McMurdie
J. Neil McMurdie
Attorney-in-Fact
April 8, 2002

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.A(3)(a)(v)	Amendment to Security Life of Denver Insurance Company Distribution Agreement.
1.A(3)(a)(vi)	First Amendment to Security Life of Denver Insurance Company Distribution Agreement.
1.A(6)(i)	Amendments to Articles of Incorporation through November 12, 2001.
1.A(8)(a)(viii)	Participation Agreement among Security Life of Denver Insurance Company, The GCG Trust and Directed Services, Inc.
1.A(8)(a)(x)	Participation Agreement among Security Life of Denver Insurance Company, Pilgrim Variable Products Trust and ING Pilgrim Securities, Inc.
1.A(8)(a)(xii)	Form of Participation Agreement among Security Life of Denver Insurance Company, ING Variable Partners, Inc., Aetna Life Insurance and Annuity Company, and ING Financial Advisers, LLC.
1.A(8)(a)(xiii)	Form of Participation Agreement among Security Life of Denver Insurance Company, ING Income Shares, Inc., ING Variable Portfolios, Inc. and Aeltus Investment Management, Inc.
1.A(8)(a)(xiv)	Form of Participation Agreement among Security Life of Denver Insurance Company, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc.
1.A(8)(b)(xii)	Fourth Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.
1.A(8)(b)(xiii)	Fourth Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.
1.A(8)(b)(xiv)	Amendment No. 2 to Participation Agreement among AIM Variable Insurance Funds, Inc., Security Life of Denver Insurance Company and ING America Equities, Inc.
1.A(8)(b)(xx)	Sixth Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.
1.A(8)(b)(xxi)	Sixth Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.
1.A(8)(b)(xxxi)	Sixth Amendment to Participation Agreement among Security Life of Denver Insurance Company, INVESCO Variable Investment Funds, Inc. and INVESCO Funds Group, Inc.
1.A(8)(b)(xxxix)	Second Amendment to Participation Agreement among Security Life of Denver Insurance Company, INVESCO Variable Investment Funds, Inc. and INVESCO Funds Group, Inc.
1.A(8)(b)(xxxx)	Third Amendment to Participation Agreement among Security Life of Denver Insurance Company, INVESCO Variable Investment Funds, Inc. and INVESCO Funds Group, Inc.
1.A(8)(b)(xxxxi)	Amendment No. 1 to Participation Agreement among AIM Variable Insurance Funds, Inc., Security Life of Denver Insurance Company and ING America Equities, Inc.
1.A(8)(b)(xxxxii)	Amendment to Sales Agreement by and among The Alger American Fund, Fred Alger Management, Inc., Security Life of Denver Insurance Company.
1.A(8)(b)(l)	Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.
1.A(8)(b)(li)	Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.
1.A(8)(b)(lii)	Amendment to Participation Agreement among M Fund, Inc., M Financial Advisers, Inc. and Security Life of Denver Insurance Company.
1.A(8)(b)(liii)	Amendment to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company.
1.A(8)(c)(iii)a	First Amendment to Service Agreement between Security Life of Denver Insurance Company and INVESCO Funds Group, Inc.
1.A(8)(c)(iii)b	Amendment to Service Agreement between Security Life of Denver Insurance Company and INVESCO Funds Group, Inc.
1.A(8)(c)(v)	Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and Security Life of Denver Insurance Company.
1.A(8)(c)(vii)	Distribution and Shareholder Services Agreement between Janus Distributors, Inc. and Security Life of Denver Insurance Company.
1.A(10)(a)(v)	Investment Feature Selection Form (Form No. V-153-00 rev.5/1/02).
1.A(10)(a)(vi)	Investment Feature Selection Form (Form No. V-174-01 rev.5/1/02).
1.A(10)(c)	Specimen Application for Life Insurance Fixed and Variable Products (Form No. 110945).

2.	Opinion and Consent of Kimberly J. Smith as to securities being registered.

6.	Opinion and Consent of Lawrence D. Taylor.

7.	Consent of Ernst & Young LLP.